DATED                                                           22 NOVEMBER 2000
--------------------------------------------------------------------------------


                   SECOND AMENDMENT AND RESTATEMENT AGREEMENT



                                relating to the

                    REVOLVING MULTICURRENCY CREDIT FACILITY
                             of up to DM209,355,403

                               DATED 12 MAY 1998

                                    between

                     THE DERBY CYCLE CORPORATION AND OTHERS
                         as Borrowers and/or Guarantors


                              CHASE MANHATTAN plc
                                  as Arranger


                     THE FINANCIAL INSTUTIONS NAMED HEREIN
                               as Original Banks


                     THE FINANCIAL INSTITUTION NAMED HEREIN
                              as Additional Banks


                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Security Agent


                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Facility Agent


================================================================================

                                    CONTENTS


1. INTERPRETATION...........................................................

2. AMENDMENT AND RESTATEMENT OF THE CREDIT AGREEMENT........................

3. REPRESENTATIONS AND WARRANTIES...........................................

4. CONDITIONS PRECEDENT AND CONDITIONS SUBSEQUENT...........................

5. COUNTERPARTS.............................................................

6. ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS................................

7. FEES AND COSTS...........................................................

8. JURISDICTION.............................................................

9. GOVERNING LAW............................................................

SCHEDULE 1..................................................................

  The Borrowers.............................................................

SCHEDULE 2..................................................................

  Guarantors................................................................

SCHEDULE 3..................................................................

  Part 1....................................................................

  Conditions Precedent Documentation........................................

1. RESOLUTIONS..............................................................

2. MISCELLANEOUS............................................................

3. OPINIONS.................................................................

SCHEDULE 3..................................................................

  Part 2....................................................................

SCHEDULE 4..................................................................

  The Original Banks........................................................

SCHEDULE 5..................................................................

  The Additional Banks......................................................

SCHEDULE 6..................................................................

  The Amended and Restated Credit Agreement.................................

THIS SECOND AMENDMENT AND RESTATEMENT AGREEMENT is made the 22nd day of November 2000

BETWEEN

(1) THE DERBY CYCLE CORPORATION, a company incorporated in Delaware, United States of America, having its principal office at 300 First Stamford Place, Stamford, CT069026765, U.S.A (the "Company");

(2)  THE COMPANIES identified as Borrowers in Schedule 1;

(3)  THE COMPANIES as identified as Guarantors in Schedule 2;

(4)  CHASE MANHATTAN plc (the "Arranger");

(5) THE FINANCIAL INSTITUTIONS identified as banks in Schedule 4 (the Original Banks");

(6) THE FINANCIAL INSTITUTIONS identified as banks in Schedule 5 (the "Additional Banks)"

(7)  CHASE MANHATTAN INTERNATIONAL LIMITED (the "Facility Agent");

(8)  CHASE MANHATTAN INTERNATIONAL LIMITED (the "Security Agent").

WHEREAS:

(A) By a Credit Agreement dated 12 May 1998, as amended and restated pursuant to an amendment and restatement agreement dated 3 February 1999 and as further amended pursuant to an amendment agreement dated 30 April 1999 and as further amended pursuant to a amendment agreement dated 31 August 1999 and as further amended pursuant to a amendment agreement dated 25 November 1999 and as further amended pursuant to an amendment agreement dated 17 December 1999 and as further amended pursuant to an amendment agreement dated 3 February 2000 and as further amended pursuant to an amendment agreement dated 2 March 2000, as further amended pursuant to a waiver and amendment agreement dated 30 June 2000 and as further amended pursuant to an amendment and waiver agreement dated 31 July 2000 (collectively the "Credit Agreement") by and among the Company, Borrowers, Guarantors, Arranger, the Original Banks, Facility Agent and Security Agent, the Original Banks have agreed to make certain credit facilities available to the Borrower.

(B) The parties to the Credit Agreement have agreed that the Credit Agreement be amended and restated as set out in this Amendment and Restatement Agreement.

NOW IT IS HEREBY as follows:

1.   INTERPRETATION

     1.1  In this Amendment and Restatement Agreement:

          "Chase Manhattan Bank Collateral Review" means the report on collateral dated on or about the Amendment Date.

          "Effective Date" means the date on which the Facility Agent has confirmed to the Company and the Banks that it has received satisfactory evidence that all of the conditions precedent set out in
          Schedule 3 Part 1 have been met, in each case in a form and substance satisfactory to the Facility Agent.

          "Hedging Strategy Letter" means the letter in agreed terms from the Company to the Facility Agent to be entered into within 30 days from the date of this Amendment and Restatement Agreement setting out the proposed hedging strategy for the Company.

          Terms and expressions defined in the Credit Agreement (as it is proposed to be amended and restated as set out in and appears in
          Schedule 6) shall have the same meanings herein unless the context otherwise requires or unless otherwise defined in this Amendment and Restatement Agreement.

2.   AMENDMENT AND RESTATEMENT OF THE CREDIT AGREEMENT

     On the Effective Date the Credit Agreement shall be amended and restated as set out in the Schedule 6.

3.   REPRESENTATIONS AND WARRANTIES

     The Obligors hereby each represent and warrant to the Agents and the Banks that:

     3.1 after giving effect to this Amendment and Restatement Agreement there will exist no Event of Default or Potential Event of Default under the Credit Agreement

     3.2 after giving effect to this Amendment and Restatement Agreement all representations and warranties contained in the Credit Agreement and the other Finance Documents are true, correct and complete in all material respects on and as at the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as at such earlier date;

     3.3 after giving effect to this Amendment and Restatement Agreement each Obligor has performed all agreements to be performed on its part as set forth in the Credit Agreement;

     3.4 each Obligor is duly organised and validly existing under the laws of the jurisdiction of its organisation and has all necessary power and authority to execute and delivery this Amendment and Restatement Agreement and to consummate the transactions contemplated hereby;

     3.5 neither the execution and delivery of this Amendment and Restatement Agreement, nor the consummation of the transactions contemplated hereby, violates or will violate (i) any law, regulation, decree or other legal restriction applicable to any Obligor; (ii) the charter, by-laws or other constitutional documents of any Obligor; or (iii) any instrument or agreement to which any Obligor or any of its assets is subject or by which it is bound;

     3.6 there is no legal requirement of any governmental authority (including any requirement to make any declaration, filing or registration or to obtain any consent, approval, licence or order) which is necessary to be met by the Company or any other Obligor in connection with its execution, delivery or performance of this

          Amendment and Restatement Agreement save for the filing or registration of any security documents entered into in accordance with paragraph 1 of Schedule 3 Part 2 of this Amendment and Restatement Agreement, all of which filings and registrations will be effected promptly after execution;

     3.7 this Amendment and Restatement Agreement has been duly authorised, executed and delivered by each of the Obligors and this Amendment and Restatement Agreement, the Credit Agreement and the other Finance Documents to which any Obligor is a party, constitute the legal, valid and binding obligations of such Obligor; and

     3.8 All information provided to the Facility Agent in connection with this Amendment and Restatement Agreement was or will be as at the time it was given, true, in all respects (save for minor typographical errors) (or, in the case of information provided by any Person other than the Company or its advisors, as far as the board of directors is aware, was true to the best of its knowledge or belief at the date supplied) and each Obligor represents that no circumstances have arisen, or any event has occurred between the date when such information was provided to the Facility Agent and the date hereof which would render such information to be untrue, inaccurate or incomplete in any respect.

4.   CONDITIONS PRECEDENT AND CONDITIONS SUBSEQUENT

     4.1 Without prejudice to the generality of Clause 2, the obligations of each Finance Party to the Company and the Borrowers under this Amendment and Restatement Agreement in relation to the Tranche A Revolving Facility are subject to the fulfilment of all conditions precedent set out in Schedule 3, part I hereof.

     4.2 The Company and the Borrowers undertake that the conditions subsequent set out in paragraph 1 of Schedule 3, Part 2 shall be completed within 45 days from the date of this Amendment and Restatement Agreement.

     4.3 The Company and the Borrowers undertake that the conditions subsequent set out in paragraph 2 of Schedule 3, Part 2 shall be completed within 30 days from the date of this Amendment and Restatement Agreement.

5.  COUNTERPARTS

     5.1 This Amendment and Restatement Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument;

     5.2 Signature pages may be detached from multiple separate counterparts and attached to a single document so that all signature pages are physically attached to the same document.

6.   ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

     Each of the Guarantors hereby acknowledges that it has read this Amendment and Restatement Agreement and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment and Restatement Agreement, the obligations of such Guarantors under their respective Guarantee shall not be impaired or affected and such Guarantee is and shall continue to be in full force and effect and is hereby confirmed and ratified in all respects.

7.  FEES AND COSTS

     The Company shall reimburse the Agents and the Banks for all costs and expenses (including legal fees, fees incurred by KPMG and fees incurred in the preparation of the Chase Manhattan Bank Collateral Review) properly incurred by them and their professional advisers in connection with the negotiation, preparation and execution of this Amendment and Restatement Agreement and any related documentation, including but not limited to any release of security and any filings, registrations or any other action required by law or otherwise.

8.  JURISDICTION

    8.1   Courts of England

          For the benefit of each Finance Party, each of the Obligors agree that the courts of England have jurisdiction to hear and settle any action, suit, proceeding or dispute in connection with this Amendment and Restatement Agreement or any of the other Senior Finance Documents and therefore irrevocably submits to the jurisdiction of those courts.

    8.2   Non-exclusivity

          The submission to the jurisdiction of the English courts does not restrict the right of a Finance Party to take proceedings against an Obligor in connection with this Amendment and Restatement Agreement or any of the other Senior Finance Documents in any other court of competent jurisdiction, whether concurrently or not.

    8.3   Service of process agent

          (a) In addition to any other appropriate method of service, each of the Non-UK Obligors irrevocably agrees that any suit, action or proceeding may be served on it by being delivered to Derby Holding Limited at 62 Triumph Road, Nottingham, NG7 2DD, England or its registered office and confirms that it has appointed the Company as its agent for such purpose.

          (b) Each of the Non-UK Obligors confirms that failure by its process agent to notify it of receipt of any process will not invalidate the proceedings to which it relates.

          (c) If the appointment of a process agent ceases to be effective, the relevant Non-UK Obligor shall immediately appoint a further Person in England as its process agent in respect of this Amendment and Restatement Agreement and each of the other Senior Finance Documents and notify the Facility Agent of such appointment. If such a Person is not appointed within 15 days of such notification the Facility Agent shall be entitled to appoint such a Person.

    8.4   Non-convenience of forum

          Each of the Non-UK Obligors confirms that the English courts are not an inconvenient forum and irrevocably waives any right it may have to object to them on the grounds of inconvenience or otherwise.

9.  GOVERNING LAW

    This Amendment and Restatement Agreement is governed by and shall be construed in accordance with English Law.

THIS AGREEMENT has been entered into by the Parties on the date stated at the beginning of this Amendment and Restatement Agreement.

THE DERBY CYCLE CORPORATION
By:
   /s/ Gary S. Matthews


The Other Borrowers
RALEIGH INDUSTRIES LIMITED
By:
   /s/ Phillip L. Darnton


THE DERBY CYCLE CORPORATION LIMITED
By:
   /s/ Phillip L. Darnton


DERBY HOLDING (DEUTSCHLAND) GMBH
By:
   /s/ Geza Toth


KONINKLIJKE GAZELLE BV
By:
   /s/ Daniel S. Lynch


RALEIGH INDUSTRIES OF CANADA LIMITED
By:
   /s/ Gary S. Matthews


RALEIGH EUROPE B.V.
By:
   /s/ Daniel S. Lynch


RALEIGH B.V.
By:
   /s/ Daniel S. Lynch


ENGLEBERT WIENER BIKE PARTS GMBH
By:
   /s/ Geza Toth


WINORA-STAIGER GMBH
By:
   /s/ Geza Toth


DERBY HOLDING LIMITED
By:
   /s/ Phillip L. Darnton

RALEIGH FAHRRADER GMBH
By:
/s/ Geza Toth


DERBY CYCLE WERKE GMBH
By:
/s/ Geza Toth


RALEIGH INTERNATIONAL LIMITED
By:
/s/ Phillip L. Darnton


CURRAGH FINANCE COMPANY
By:
/s/ John O'Brien


RALEIGH IRELAND LIMITED
By:
/s/ John O'Brien


DERBY HOLDINGS BV
By:
/s/ Daniel S. Lynch


The Guarantors
DERBY HOLDING LIMITED
By:
/s/ Phillip L. Darnton


RALEIGH INDUSTRIES LIMITED
By:
/s/ Phillip L. Darnton



RALEIGH INTERNATIONAL LIMITED
By:
/s/ Phillip L. Darnton



DERBY CYCLE CORPORATION LIMITED
By:
/s/ Phillip L. Darnton

RALEIGH INDUSTRIES OF CANADA LIMITED
By:

     /s/ Gary S. Matthews

THE DERBY CYCLE CORPORATION
By:

     /s/ Gary S. Matthews

RALEIGH BV
By:

     /s/ Daniel S. Lynch

RALEIGH EUROPE BV
By:

     /s/ Daniel S. Lynch

KONINKLIJKE GAZELLE BV
By:

     /s/ Daniel S. Lynch

DERBY NEDERLAND BV
By:

     /s/ Daniel S. Lynch

DERBY HOLDING BV
By:

     /s/ Daniel S. Lynch

LYON INVESTMENTS BV
By:

     /s/ Daniel S. Lynch

DERBY HOLDING (DEUTSCHLAND) GMBH
By:

     /s/ Geza Toth

RALEIGH FAHRRADER GMBH
By:

     /s/ Geza Toth

NW SPORTGERATE GMBH
By:
   /s/ Geza Toth


DERBY CYCLE WERKE GMBH
By:
   /s/ Geza Toth


ENGLEBERT WIENER BIKE PARTS GMBH
By:
   /s/ Geza Toth



UNIVEGA WORLDWIDE LICENCE GMBH
By:
   /s/ Geza Toth



UNIVEGA BETEILIGUNGEN GMBH
By:
   /s/ Geza Toth



UNIVEGA BIKES & SPORTS EUROPE GmbH
(formerly MS SPORT VERTRIEBS GMBH)
By:
   /s/ Geza Toth



DERBY FAHRRADER GMBH
By:
   /s/ Geza Toth



DERBY WS VERMOGENSWERWALTUNGS GMBH
By:
   /s/ Geza Toth



WINORA-STAIGER GMBH
By:
   /s/ Geza Toth



CURRAGH FINANCE COMPANY
By:
   /s/ John O'Brien


RALEIGH IRELAND LIMITED
By:
   /s/ John O'Brien

TRIUMPH CYCLE CO. LIMITED
By:
/s/ David A. Fatkin


BIKESHOP.COM, INC.
By:
/s/ Daniel S. Lynch


DERBY SWEDEN AB
By:
/s/ Phillip L. Darnton


RALEIGH (SERVICES) LIMITED
By:
/s/ David A. Fatkin


The Arranger
THE CHASE MANHATTAN BANK
By:
/s/ Scott Rae


The Original Banks
THE CHASE MANHATTAN BANK
By:
/s/ Scott Rae



ABN AMRO BANK N.V.
By:
/s/ Scott Rae



SCOTIABANK EUROPE PLC
By:
/s/ Tim A. Burchett


DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCH
By:
/s/ Christian A. Giordano

By:
   /s/ Ben Marzoik

BANK OF SCOTLAND
By:
   /s/ Stephen Buchan


HSBC BANK PLC
By:
   /s/ Paul Thompson


LLOYDS TSB BANK PLC
By:
   /s/ Mela Dorgan


THE SUMITOMO BANK, LIMITED
By:
   /s/ Scott Rae


BHF - BANK AG
By:
   /s/ Scott Rae


THE INDUSTRIAL BANK OF JAPAN, LIMITED
By:
   /s/ Scott Rae


SAN PAOLO IMI SPA
By:
   /s/ Scott Rae


KBC BANK (NEDERLAND) N.V.
By:
   /s/ Scott Rae


BNP PARIBAS
By:
   /s/ Scott Rae


THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By:
   /s/ Scott Rae

OLDENBURGISCHE LANDESBANK AG
By:
/s/ Scott Rae


THE BANK OF NOVA SCOTIA
By:
/s/ Tim A. Burchett


The Guarantors

THE BRITISH CYCLE CORPORATION
By:
/s/ David A. Fatkin


BSA CYCLES LIMITED
By:
/s/ David A. Fatkin

The Additional Banks

THE CHASE MANHATTAN BANK
By:
/s/ Scott Rae


LLOYDS TSB BANK PLC
By:
/s/ Mela Dorgan


KBC BANK (NEDERLAND) N.V.
By:
/s/ Scott Rae


BNP PARIBAS
By:
/s/ Scott Rae



ABN AMRO BANK N.V.
By:
/s/ Scott Rae



HSBC Bank PLC
By:
/s/ Paul Thompson


The Security Agent
CHASE MANHATTAN INTERNATIONAL LIMITED
By:
/s/ Scott Rae



The Facility Agent
CHASE MANHATTAN INTERNATIONAL LIMITED
By:
/s/ Scott Rae

                                  SCHEDULE 1

                                 The Borrowers

Name                                               Jurisdiction Of Incorporation
Raleigh Industries Limited                         England And Wales

Derby Cycle Corporation Limited (formerly          England and Wales
 Sturmey-Archer Limited)

Derby Holding (Deutschland) GmbH                   Germany

Koninklijke Gazelle BV                             Netherlands

The Derby Cycle Corporation                        The United States of America

Raleigh Industries of Canada Limited               Canada

Raleigh Europe B.V.                                Netherlands

Raleigh B.V.                                       Netherlands

Englebert Wiener Bike Parts GmbH                   Germany

Winora-Staiger GmbH                                Germany

Derby Holding Limited                              England and Wales

Raleigh Fahrrader GmbH                             Germany

Derby Cycle Werke GmbH                             Germany

Raleigh International Limited                      England and Wales

Curragh Finance Company                            Ireland

Raleigh Ireland Limited                            Ireland

Derby Holding BV                                   Netherlands

                                  SCHEDULE 2

                                  Guarantors

Name                                               Jurisdiction of Incorporation
Derby Holding Limited                              England and Wales

Raleigh Industries Limited                         England and Wales

Raleigh International Limited                      England and Wales

Derby Cycle Corporation Limited (formerly          England and Wales
 Sturmey-Archer Limited)

Raleigh Industries of Canada Limited               Canada

The Derby Cycle Corporation                        The United States of America

Raleigh BV                                         Netherlands

Raleigh Europe BV                                  Netherlands

Koninklijke Gazelle BV                             Netherlands

Derby Nederland BV                                 Netherlands

Derby Holding BV                                   Netherlands

Lyon Investments BV                                Netherlands

Derby Holding (Deutschland) GmbH                   Germany

Raleigh Fahrrader GmbH                             Germany

NW Sportgerte GmbH                                 Germany

Derby Cycle Werke GmbH                             Germany

Englebert Wiener Bike Parts GmbH                   Germany

Univega Worldwide Licence GmbH                     Germany

Name                                               Jurisdiction of Incorporation
Univega Beteiligungen GmbH                         Germany

Univega Bikes & Sports Europe GmbH (formerly MS    Germany
 Sport Vertriebs GmbH)

Derby Fahrrader GmbH                               Germany

Derby WS Vermgenswerwaltungs GmbH                  Germany

Winora-Staiger GmbH                                Germany

Curragh Finance Company                            Ireland

Raleigh Ireland Limited                            Ireland

The British Cycle Corporation Limited              England and Wales

Raleigh (Services) Limited                         England and Wales

Triumph Cycle Company Limited                      England and Wales

BSA Cycles Limited                                 England and Wales

Derby Sweden AB                                    Sweden

Bikeshop.com, Inc.                                 The United States of America

                                  SCHEDULE 3

                                    Part 1

                      Conditions Precedent Documentation

                                  SCHEDULE 3

                                    Part 2

                      Conditions subsequent documentation

                                  SCHEDULE 4

                              The Original Banks


Name

The Chase Manhattan Bank

ABN Amro Bank N.V.

The Governor and Company of the Bank of Scotland

BHF - Bank AG

Dresdner Bank AG, New York and Grand Cayman branch

Lloyds TSB Bank Plc

HSBC Bank plc

The Bank of Nova Scotia

The Sumitomo Bank, Limited

BNP Paribas

San Paolo IMI SPA

KBC Bank (Nederland) NV

Oldenburgische Landesbank AG

The Governor and Company of the Bank of Ireland

The Industrial Bank of Japan, Limited

                                  SCHEDULE 5

                             The Additional Banks


The Chase Manhattan Bank
------------------------

Lloyds TSB Bank PLC
-------------------

KBC Bank (Nederland) N.V.
-------------------------

BNP Paribas
-----------

ABN Amro Bank N.V.
------------------

HSBC Bank PLC
-------------

                                  SCHEDULE 5

                   The Amended and Restated Credit Agreement

                              FACILITY AGREEMENT

                               DATED 12 MAY 1998

                         MULTICURRENCY CREDIT FACILITY
                             up to DM 209,355,403

                     THE DERBY CYCLE CORPORATION AND OTHERS
                         as Borrowers and/or Guarantors

                              CHASE MANHATTAN plc
                                  as Arranger

                          THE FINANCIAL INSTITUTIONS
                                 NAMED HEREIN
                               as Original Banks

                          THE FINANCIAL INSTITUTIONS
                                 NAMED HEREIN
                              as Additional Banks

                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Facility Agent

                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Security Agent



================================================================================

                                    CONTENTS

1. INTERPRETATION............................................................   1
   1.1 Definitions...........................................................   1
   1.2 Financial Terms.......................................................  28
   1.3 Construction..........................................................  33
   1.4 Relationship with the Intercreditor Agreements........................  34
2. THE FACILITY..............................................................  34
   2.1 The Facility..........................................................  34
   2.2 Nature of Banks' obligations and rights...............................  35
   2.3 Nature of Borrowers' rights and obligations hereunder.................  36
   2.4 Maximum Total Commitments.............................................  36
3. PURPOSE OF FACILITIES.....................................................  37
4. CONDITIONS PRECEDENT TO FIRST UTILISATION UNDER THE TRANCHE A REVOLVING
   FACILITY..................................................................  37
5. CONDITIONS PRECEDENT TO EACH UTILISATION BY WAY OF ADVANCES
   AND STANDBY L/CS..........................................................  37
6. UTILISATION OF THE FACILITIES.............................................  38
   6.1 Delivery of a Drawdown Request........................................  38
   6.2 Completion of Drawdown Request........................................  38
   6.3 Amount of each Bank's participation in an Advance.....................  39
   6.4 Delivery of a Standby L/C Request.....................................  39
   6.5 Completion of Standby L/C Request.....................................  40
   6.6 Issuing of Standby L/Cs...............................................  41
   6.7 Facility Agent's Authority............................................  41
   6.8 Copy of Standby L/C...................................................  41
   6.9 No Enquiry............................................................  42
   6.10 Definitions..........................................................  42
   6.11 Calculation..........................................................  47
   6.12 Determination........................................................  47
   6.13 Undrawn amount.......................................................  47
   6.14 Deutschmarks in lieu of Optional Currency............................  48
   6.15 Dutch Borrowers......................................................  48
7. ANCILLARY FACILITIES......................................................  48
   7.1 Ancillary Facilities..................................................  48
   7.2 Operation of Ancillary Facilities.....................................  50
   7.3 Nomination............................................................  51
   7.4 Delivery of Nominee Notice............................................  51
   7.5 Date of Accession.....................................................  51
   7.6 Execution of Nominee Notice...........................................  51
   7.7 Rights and Obligations of the Parties.................................  51
   7.8 Maximum Ancillary Commitment..........................................  52
   7.9 Calculations..........................................................  52
   7.10 Intercreditor........................................................  52
   7.11 Term of Ancillary Facility...........................................  52
8. INTEREST..................................................................  52
   8.1 Standby L/C Commission................................................  52
   8.2 Interest rate.........................................................  53
   8.3 Due date..............................................................  53
   8.4 Duration..............................................................  53
   8.5 Notification of LIBOR by Facility Agent...............................  53
9. DEFAULT INTEREST..........................................................  53
   9.1 Failure to Pay........................................................  53

    9.2 Rate.................................................................  53
    9.3 Default Interest Period..............................................  53
    9.4 Unexpired Portion....................................................  54
    9.5 On Demand............................................................  54
10. MARKET DISRUPTION........................................................  54
    10.1 Disruption events...................................................  54
    10.2 Effect..............................................................  54
11. REPAYMENT, PREPAYMENT AND CANCELLATION...................................  55
    11.1 Repayment of Advances...............................................  55
    11.2 Facility Agent to notify Banks of demand............................  55
    11.3 L/C indemnity.......................................................  55
    11.4 Banks' Discretion...................................................  56
    11.5 Voluntary cancellation..............................................  56
    11.6 Mandatory Prepayment on Listing.....................................  57
    11.7/ No reborrowing of cancelled amounts/...............................  58
    11.8 Prepayment Fee......................................................  58
    11.9 Cancellation and Prepayment of a Bank's Tranche A Revolving
         Commitment, Tranche B Revolving Commitment and Standby
         L/C Commitment......................................................  58
    11.10 Notices of prepayment and cancellation.............................  58
    11.11 Notification of Bank(s)............................................  59
    11.12 Only method........................................................  59
    11.13 European Economic and Monetary Union...............................  59
12. PARTIAL PAYMENTS.........................................................  61
13. PAYMENTS.................................................................  61
    13.1 To Facility Agent...................................................  61
    13.2 Distribution by the Agents..........................................  62
    13.3 Currency............................................................  63
    13.4 Set-off and counterclaim............................................  63
14. TAXES....................................................................  64
    14.1 Payment of Taxes....................................................  64
    14.2 Gross-up............................................................  64
    14.3 Tax indemnity.......................................................  64
    14.4 Notification of claims..............................................  64
    14.5 Tax receipts........................................................  65
    14.6 Tax Saving..........................................................  65
    14.7 U.S Taxation-delivery of forms and statements.......................  65
    14.8 Double tax-treaties.................................................  66
    14.9 Qualifying Bank.....................................................  67
15. INCREASED COSTS..........................................................  67
    15.1 Indemnity for increased costs.......................................  67
    15.2 Exceptions..........................................................  68
    15.3 Notification by Bank................................................  68
    15.4 Regulation D Compensation...........................................  68
16. ILLEGALITY...............................................................  69
    16.1 Illegality in relation to Advances..................................  69
    16.2 Illegality in relation to Standby L/Cs..............................  69
17. MITIGATION...............................................................  69
    17.1 Mitigation..........................................................  69
    17.2 Costs and Expenses of Mitigation....................................  70
18. REPRESENTATIONS AND WARRANTIES...........................................  71
    18.1 General representations and warranties..............................  71
    18.2 Repetition of representations and warranties........................  80

19. UNDERTAKINGS.............................................................  80
    19.1 Information undertakings............................................  80
    19.2 Form of financial statements........................................  87
    19.3 Variation of financial undertakings.................................  87
    19.4 Positive undertakings...............................................  88
20. FINANCIAL UNDERTAKINGS................................................... 108
21. EVENTS OF DEFAULT........................................................ 112
    21.1 The Events of Default............................................... 112
    21.2 Acceleration........................................................ 117
22. ADDITIONAL BORROWERS..................................................... 118
23. GUARANTEES............................................................... 118
    23.1 Guarantee........................................................... 118
    23.2 Continuing Guarantee................................................ 120
    23.3 Reinstatement....................................................... 120
    23.4 Waiver of Defences.................................................. 121
    23.5 Immediate Recourse.................................................. 122
    23.6 Preservation of Rights.............................................. 122
    23.7 Non-competition..................................................... 122
    23.8 Additional Security................................................. 123
    23.9 Certificate......................................................... 123
    23.10 Guarantee Fees..................................................... 123
24. RELEASE OF GUARANTORS AND SECURITY....................................... 123
    24.1 Guarantors.......................................................... 123
    24.2 Assets.............................................................. 123
    24.3 Conditions for Release.............................................. 123
    24.4 Release of Group Members............................................ 124
25. INDEMNITIES.............................................................. 124
    25.1 Indemnifiable events................................................ 124
    25.2 Stamp duty.......................................................... 125
26. FEES..................................................................... 125
    26.1 Commitment fee...................................................... 125
    26.2 Agency fees......................................................... 125
    26.3 Arrangement fee..................................................... 126
    26.4 Participation Fee................................................... 126
    26.5 Amendment Fee....................................................... 126
27. COSTS AND EXPENSES....................................................... 126
    27.1 Initial Costs....................................................... 126
    27.2 Amendments.......................................................... 126
    27.3 Protection, enforcement, etc........................................ 126
28. THE AGENTS AND THE ARRANGER.............................................. 127
    28.1 Appointment of the Agents........................................... 127
    28.2 Duties of the Agents................................................ 128
    28.3 Exculpatory provisions.............................................. 128
    28.4 Assumptions......................................................... 129
    28.5 Agents and Arranger not responsible to other Parties................ 129
    28.6 Delegation and advisers............................................. 129
    28.7 Indemnity........................................................... 130
    28.8 Resignation of the Agents........................................... 130
    28.9 Separate entity..................................................... 131
    28.10 Reliance........................................................... 131
    28.11 Credit approval.................................................... 131
    28.12 Tax Confirmation................................................... 131
    28.13 Miscellaneous provisions........................................... 131

29. TRANSFERS................................................................ 132
    29.1 Obligors............................................................ 132
    29.2 Banks............................................................... 133
    29.3 Time of transfer.................................................... 133
    29.4 Administration fee.................................................. 133
    29.5 Additional amounts payable to transferee............................ 133
    29.6 Disclosure of information........................................... 133
30. REDISTRIBUTION PROVISIONS................................................ 134
    30.1 Redistributions..................................................... 134
    30.2 Repayment of a Discharged Amount.................................... 134
    30.3 Exceptions.......................................................... 134
31. CALCULATIONS AND EVIDENCE OF DEBT........................................ 135
    31.1 Calculations........................................................ 135
    31.2 Financial Accounts.................................................. 135
    31.3 Control account..................................................... 135
    31.4 Standby L/C Accounts................................................ 135
    31.5 Actual amount received.............................................. 136
    31.6 Prima facie evidence................................................ 136
    31.7 Certificates and determinations..................................... 137
    31.8 Reference Banks..................................................... 137
32. AMENDMENTS AND WAIVERS................................................... 137
    32.1 Majority Banks...................................................... 137
    32.2 All Banks........................................................... 137
    32.3 Super Majority Banks................................................ 137
    32.4 All Parties......................................................... 138
    32.5 The Agents.......................................................... 138
33. NOTICES.................................................................. 138
    33.1 Method of delivery.................................................. 138
    33.2 Addresses........................................................... 138
    33.3 Agents' details..................................................... 138
    33.4 Receipt of notices.................................................. 139
    33.5 Language............................................................ 139
34. PARTIAL INVALIDITY....................................................... 139
35. REMEDIES AND WAIVERS..................................................... 140
36. COUNTERPARTS............................................................. 140
37. SECURITY................................................................. 140
38. THIRD PARTY RIGHTS....................................................... 140
39. JURISDICTION............................................................. 140
    39.1 Courts of England................................................... 140
    39.2 Non-exclusivity..................................................... 140
    39.3 Service of process agent............................................ 140
    39.4 Non-convenience of forum............................................ 141
40. GOVERNING LAW............................................................ 141
SCHEDULE 1................................................................... 142
    THE BORROWERS............................................................ 142
SCHEDULE 2................................................................... 143
    THE GUARANTORS........................................................... 143
SCHEDULE 3................................................................... 145
    THE ORIGINAL BANKS....................................................... 145
SCHEDULE 4................................................................... 146
    THE ADDITIONAL BANKS..................................................... 146
SCHEDULE 5................................................................... 147
    THE COMMITMENTS.......................................................... 147

SCHEDULE 6..................................................................  148
    ACCESSION AGREEMENT.....................................................  148
SCHEDULE 7..................................................................  151
    DOCUMENTS TO ACCOMPANY ADDITIONAL BORROWER/GUARANTOR ACCESSION
    AGREEMENT...............................................................  151
SCHEDULE 8..................................................................  153
    Part 1..................................................................  153
    FORM OF DRAWDOWN REQUEST................................................  153
    Part 2..................................................................  154
    FORM OF STANDBY L/C REQUEST.............................................  154
    Part 3..................................................................  155
    FORM OF STANDBY L/C.....................................................  155
SCHEDULE 9..................................................................  161
    FORM OF NOVATION CERTIFICATE............................................  161
THE SCHEDULE................................................................  163
SCHEDULE 10.................................................................  164
    ADDITIONAL COSTS........................................................  164
SCHEDULE 11.................................................................  166
    COMPLIANCE CERTIFICATE..................................................  166
    MATERIAL GROUP MEMBERS..................................................  167
SCHEDULE 13.................................................................  168
    NOMINEE NOTICE..........................................................  168
SCHEDULE 14.................................................................  170
    SECURITY DOCUMENTS......................................................  170

THIS FACILITY AGREEMENT is made the 12th day of May 1998

BETWEEN:

(1) THE DERBY CYCLE CORPORATION a company incorporated in Delaware, the United States of America, having its principal office at 300 First Stamford Place, Stamford, CT06902675 U.S.A (the "Company");

(2)  THE COMPANIES identified as Borrowers in Schedule 1;

(3)  THE COMPANIES identified as Guarantors in Schedule 2;

(4)  CHASE MANHATTAN plc (the "Arranger");

(5)  THE FINANCIAL INSTITUTIONS identified as Original Banks  in Schedule 3;

(6)  THE FINANCIAL INSTITUTIONS identified as Additional Banks in Schedule 4;

(7)  CHASE MANHATTAN INTERNATIONAL LIMITED (the "Facility Agent"); and

(8)  CHASE MANHATTAN INTERNATIONAL LIMITED (the "Security Agent").

WHEREAS

A. The Original Banks have agreed, subject to the terms and conditions of this Agreement, to provide a revolving credit facility of up to DM182,885,853 (or the equivalent thereof in other currencies) of which up to DM65,000,000 may be utilised by way of Ancillary Facilities (less amounts utilised by the issuance of Standby L/Cs under the Standby L/C Facility) and DM15,000,000 (or the equivalent in other currencies) may be utilised by the issuance of Standby L/Cs.

B. The Additional Banks have agreed, subject to the terms and conditions of this Agreement to provide a revolving credit facility of up to DM26,469,550 (or the equivalent thereof in other currencies)

                                     PART 1

1.  INTERPRETATION

1.1  Definitions

In this Agreement:

"Accession Agreement" means:

(a)  when designated "Borrower", an agreement substantially in the form of
     Schedule 6 made pursuant to Clause 22 (together the "Borrower Accession Agreements");

(b)  when designated "Guarantor", an agreement substantially in the form of
     Schedule 6 made pursuant to Clauses 19.4(d), 19.4(e), 19.4(f) or 19.4(g) (together the "Guarantor Accession Agreements"); and

(c) without any such designation, a Borrower Accession Agreement or a Guarantor Accession Agreement and "Accession Agreements", without any such designation means some or all

     (as the context requires) of the Borrower Accession Agreements and the Guarantor Accession Agreements together.

"Accountant's Report" means each of or, as the context requires, any of

(i) the reports dated on or before Closing prepared by Arthur Andersen on the Group as a result of separate letters of instruction from each of the Company and the Arranger in relation thereto;

(ii) the reports prepared by Arthur Andersen dated 31 January 1998 and August 1998 and made in relation to Western State Import Inc and Bejka Trading AB and in connection with the Diamond Back Acquisition; and

(iii)  the Additional Accountant Report.

or in any such case such report as the Agent may otherwise require.

"Accounts" has the meaning given to such term in Clause 6.10.

"Accounting Date" means each 31 December regardless of which day it falls upon, and each 31 March, 30 June, 30 September, provided that if any such date does not fall on a Sunday, then the date which is the Sunday immediately prior to or after such date in accordance with the Company's usual accounting practice as notified to the Facility Agent prior to the date of this Agreement.

"Account Debtor" has the meaning given to such term in Clause 6.10.

"Accounting Period" in relation to any Person means any period of approximately one month, three months or one year for which Financial Accounts of such Person are required to be prepared for the purposes of this Agreement ending, in the case of each quarterly and each one year period, on an Accounting Date.

"Acquired Assets" means the shares in the capital of the Subsidiaries of the Company immediately following the Recapitalisation.

"Additional Accountant's Report" means any report prepared by Arthur Andersen on the Group.

"Additional Banks" means each of the following:

(a)  each  bank listed in Schedule 4 under the heading "Additional Bank";

(b) each bank or other financial institution to which rights and/or obligations under this Agreement as an Additional Bank are assigned or transferred pursuant to Clause 29.2 or which assumes rights and obligations pursuant to a Novation Certificate; and

(c)  any successor or successors in title to any of the foregoing,

"Additional Borrower" means any entity which becomes party to this Agreement as a Borrower pursuant to a Borrower Accession Agreement.

"Additional Cost" in relation to each Advance or Overdue Amount means, for the Term relating to that Advance or, as the case may be, Default Interest Period relating to that Overdue Amount, the cost as calculated by the Facility Agent in accordance with Schedule 10 imputed to each Bank participating in such Advance or Overdue Amount through a Facility Office in the United Kingdom of compliance with the mandatory liquid assets requirements of the Bank of England during that

Term, or as the case may be, that Default Interest Period and/or any charge imposed by the Financial Services Authority (or any other authority which replaces all or any of its functions) expressed as a percentage rate per annum.

"Additional Guarantor" means any entity which becomes a party hereto as a Guarantor pursuant to a Guarantor Accession Agreement or otherwise provides a Guarantee.

"Adjusted Available Amount" has the meaning given to such term in Clause 6.10.

"Adjusted Borrowing Base" has the meaning given to such term in Clause 6.10.

"Advance" means a Tranche A Advance, or, as the context requires a Tranche B Advance.

"Affiliate" means, in relation to a body corporate, any of its Holding Companies or Subsidiaries or any other Subsidiary of any of its Holding Companies.

"Agent" means:

(a) when designated "Facility", includes any of its successors pursuant to Clause 28.8;

(b) when designated "Security", includes any of its successors pursuant to Clause 28.8 and any corresponding provision of any Security Document; and

(c) without any such designation, the Facility Agent or the Security Agent, as the context requires, and "Agents" without any such designation means one or more of the Facility Agent and the Security Agent, as the context requires.

"Amendment Date" means 22 November 2000;

"Amendment and Restatement Agreement" means the second amendment and restatement agreement of this Agreement relating to the provision of the Tranche A Revolving Facility to be entered into on 22 November 2000.

"Ancillary Bank" means any Original Bank which becomes an Ancillary Bank by the operation of Clause 7;

"Ancillary Commitment" means in relation to an Ancillary Bank, the maximum amount (actual or contingent) from time to time of the Ancillary Facilities to be made available by that Ancillary Bank which has been authorised as such under Clause 7.1(a) to the extent not cancelled under this Agreement.

"Ancillary Outstanding" means, at any time, and with respect to any Ancillary Bank, the Deutschmark Equivalent of all the following amounts outstanding at such time under the Ancillary Facilities of that Ancillary Bank then in force:

(a) all amounts of principal then outstanding under any overdraft, BACS, cheque drawing or other current account facilities;

(b) twenty per cent of he gross amounts payable to that Ancillary Bank under any contracts (for a period not exceeding eighteen months) entered into for the provision of spot or forward foreign exchange facilities or the purchase of foreign exchange options for a period not exceeding eighteen months (in each case in accordance with the Approved Hedging Programme) (or such other amount as such Ancillary Bank may agree with the Facility Agent and the Group Member to whom the relevant facilities are made available in accordance with its usual practice for calculating exposure for similar facilities);

(c) the maximum face amount (excluding amounts stated to be in respect of interest) of all guarantees, bonds and letters of credit then outstanding under any guarantee, bonding or letter of credit facilities; and

(d) in respect of any other facility or financial accommodation such other amount as the relevant Ancillary Bank may (acting reasonably and in consultation with the Facility Agent and the Obligors' Agent) determine fairly represents the aggregate exposure at such time of the Ancillary Bank providing the same.

"AON Insurance Report" means the insurance review of Derby Bicycle Group prepared by AON Mergers and Acquisitions Group dated February 1998.

"AON Pensions Report" means the employee benefits due diligence report on the Derby Bicycle Group prepared by AON Consulting dated 4 December 1997.

"Applicable Accounting Principles" means, for the purposes of the preparation and/or audit of the Completion Accounts, Pre-Closing Accounts, the Additional Accountant's Report and any Financial Accounts (whether combined, consolidated or unconsolidated) of the Company and/or the Group, to be delivered under this Agreement, the accounting principles and practices generally accepted in the United States of America, and for Group Members other than the Company the accounting principles and practices generally accepted in their respective country of incorporation and in each case, approved by the relevant accounting standards board or other applicable authority and which are the same as the accounting principles and practices applied in the preparation of the Business Plan and any variation of such accounting principles and practices which has been agreed in writing by the Majority Banks.

"Approved Bank" means a Bank whose long term unsecured unsubordinated debt rating is at least A2 (Moody's) or A (Standard & Poors) that has been given and has acknowledged all notices reasonably required by the Facility Agent and in substantially the agreed form and/or required by the Security Documents and through a branch situated in Ireland, England, Germany or the Netherlands (as applicable) or through such other branch of a Bank situated in a country not specifically mentioned above provided that the Facility Agent has, in respect of any such other branch, previously given its approval to such arrangement prior thereto.

"Approved Hedging Programme" means, as at the Amendment Date, the paper so entitled, in the agreed form provided by the Company as the same may be amended from time to time with the prior written consent of the Facility Agent.

"Approved Provisioning Procedure" means, as at the Amendment Date the paper so entitled in the agreed form provided by the Company as the same may be amended from time to time with the prior written consent of the Facility Agent which, among other matters, will include a restriction that the total amount of provisioning for the year to 31 December 2000 shall not exceed $22,000,000.

"Articles of Association" means, in relation to any Group Member, its articles of association or by-laws (or equivalent in the country of its incorporation) as the same are amended from time to time.

"ATK Report" means any report prepared by ATK in relation to the Group.

"Auditors" means Arthur Andersen (or any successor through merger) and/or any other firm of independent public accountants of international standing approved by the Facility Agent, which is appointed to audit the consolidated annual accounts of the Company.

"Authorised Signatory" in relation to any Obligor and any communication to be made or document to be executed or certified by that Obligor means, at any time, any Person:

(a) who is at such time duly authorised by a resolution of the board of directors of that Obligor or by virtue of his appointment by that Obligor to a particular office to make that communication or to execute or certify that document on behalf of that Obligor and in respect of whom the Facility Agent has received a certificate of a director or the secretary of that Obligor setting out the name and signature of that Person and confirming that Person's authority so to act; and

(b) in respect of whom no notice has been received by the Facility Agent from that Obligor to the effect that Person is no longer an Authorised Signatory of that Obligor.

"Availability Period" means subject to the terms of this Agreement:

(a) in respect of the Tranche A Revolving Facility, each of the periods from 1 January 2001 until 11 May 2001 and 1 January 2002 until 11 May 2002;

(b) in respect of the Tranche B Revolving Facility and the Standby L/C Facility, the period from the opening of business in London on the date of this Agreement to close of business in London on the day falling one month prior to the Tranche B Final Repayment Date or such later date as all the Banks may agree in writing on or after the date hereof; and

(c) in respect of an Ancillary Facility, as the same is determined in accordance with Clause 7.

"Bank" means any one of the following:

(a)  each Original Bank, each Additional Bank and each Ancillary Bank;

(b)  any successor or successors in title to any of the foregoing,

(and "Banks" shall mean all of the Banks), provided that upon (i) termination in full of all the Tranche A Revolving Commitment, Tranche B Revolving Commitment, the Standby L/C Commitment and the Ancillary Commitment of any Bank, and (ii) irrevocable payment in full of all amounts which may be or become payable to such Bank under the Senior Finance Documents, such Bank shall not be regarded as being a Bank for the purposes of determining whether any provision of any of the Senior Finance Documents requiring consultation with or the consent or approval of or instructions from the Banks or the Majority Banks has been complied with.

"Beneficiary" means, in respect of a Standby L/C, the Person in whose favour such Standby L/C is issued provided that Person is not a Group Member incorporated in South Africa or a financial institution providing credit to a Group Member incorporated in South Africa.

"Bikeshop.com" means Bikeshop.com, Inc.

"Bikeshop.com Licence" means the licence in an agreed form granted by the Company to Bikeshop.com to enable Bikeshop to utilise certain Intellectual Property Rights as more particularly set out therein.

"Bikeshop.com Intellectual Property Rights" means all Intellectual Property Rights in which Bikeshop.com has legal and beneficial title or otherwise is entitled to use in relation to its business.

"Bikeshop.com Security Agreement" means the general security agreement granted by Bikeshop.com to the Security Trustee dated 4 April 2000 together with the domain name assignments executed in blank.

"Bikeshop.com Stock Option Plan" means the stock option plan in respect of Bikeshop.com which was adopted by the Board on 31 March 2000;

"Bikeshop.com Information Memorandum" means the memorandum in an agreed form prepared by Kirkland & Ellis and dated 27 March 2000 detailing the business of Bikeshop.com and the scope of its operations.

"Borrower" means each entity identified as a Borrower in Schedule 1 and each Additional Borrower (together the "Borrowers").

"Borrowing Base" has the meaning given to such term in Clause 6.10.

"Borrowing Base Summary" has the meaning given to such term in Clause 6.10.

"Business Day" means:

(a) a day (excluding a Saturday and Sunday) on which banks and foreign exchange markets are open for business in London and Frankfurt; and

(b) (in respect of a day on which a payment or other transaction in an Optional Currency is required under this Agreement) a day (not being a Saturday or Sunday) on which banks and foreign exchange markets are also open for business in the principal financial centre of the country of such Optional Currency.

"Business Plan" means the document dated on or about the Closing date in the agreed form provided to the Facility Agent at Closing and identified by the Company and the Facility Agent as being the Business Plan.

"Canadian Borrower" means any Borrower incorporated in Canada.

"Canadian Dollars" means the lawful currency for the time being of Canada.

"Cash" means any credit balances on any deposit, savings or current account with a Bank and cash in hand.

"Cash Collateral Amount" has the meaning given to such term in Clause 6.10.

"Cash Equivalent Investments" means:

(a) debt securities denominated in Sterling issued by the Government of the United Kingdom or Dollars issued by the Government of the United States of America having not more than six months to final maturity which are not convertible into any other form of security;

(b) debt securities (denominated in Dollars or an Optional Currency) which have not more than 180 days to final maturity, are not convertible into any other form of security, are rated at least P-1 (Moody's) or A-1 (Standard & Poors) and are not issued or guaranteed by any Group Member;

(c) any cash deposits which have not more than a 90 day term denominated in Sterling or Dollars; and

(d) such other securities (if any) as are approved as such in writing by the Facility Agent,

Provided that in each case the debt securities, cash deposits, or other securities (as referred to in paragraphs (a) to (d) inclusive above), are beneficially owned by an Obligor and are deposited with an Approved Bank.

"Certificate of Incorporation" means the amended and restated Certificate of Incorporation of the Company in force as at 22 November 2000.

"Certified Copy" means, in respect of any document, agreement or communication to be delivered in connection with this Agreement, a copy thereof which has been certified by an Authorised Signatory of the Person providing the document, agreement or communication as being a true copy of the original or their duly appointed solicitor or other legal counsel.

"The Chase Manhattan Bank Collateral Review" means the report on collateral prepared by the Chase Manhattan Bank, Collateral Department dated on or around the date hereof.

"Chief Executive Officer" means Gary S. Matthews or in his absence his deputy (being an Authorised Signatory of the Company) and their respective successors from time to time.

"Chief Financial Officer" means the Group Financial Controller of the Company or, as the case may be, the Chief Financial Officer of the Company, (being [Dan Lynch]at Closing) or in his absence his deputy (being an Authorised Signatory of the Company).

"Closing" means 12 May 1998.

"Completion Accounts" means the accounts that are to be prepared by the Company on a proforma basis in respect of the period commencing on 1 January 2000 and ending on 1 October 2000 containing a proforma balance sheet prepared on the assumption that the Subordinated Finance Documents are executed and in full force and effect prior to or on 1 October 2000, a profit and loss statement and a cash flow statement of the Group as at 1 October 2000 together with a reconciliation of any material items to the accounts as required by the Facility Agent.

"Compliance Certificate" means a Compliance Certificate in substantially the same form as is set out at Schedule 11.

"Concours Group Report" means any report prepared by the Concours Group in relation to the Group.

"Dangerous Substance" means any radioactive, radiowave, electromagnetic, microwave emissions and any natural or artificial substance (whether in the form of a solid, liquid, gas or vapour) the generation, transportation, storage, treatment, use or disposal of which (whether alone or in combination with any other substance) including (without limitation) any controlled, special hazardous, toxic, radioactive or dangerous waste or discharge, gives rise to a risk of causing material harm to man or any other living organism or materially damaging the Environment or public health or welfare.

"Debentures" means each of the debentures governed by the laws of England entered into by certain Group Members in favour of the Security Agent and forming part of the Security Documents (each a "Debenture").

"Default" means an Event of Default or a Potential Event of Default.

"Default Interest Period" is defined at Clause 9.1.

"Derby International" means Derby International Corporation S.A..

"Derby L.L.C." means DC Cycle L.L.C..

"Deutschmarks" and "DM" means the lawful currency from time to time of the Federal Republic of Germany.

"Deutschmark Amount" in relation to any Advance or Standby L/C means:

(a)  (if denominated in Deutschmarks) the principal amount thereof; or

(b) (if denominated in an Optional Currency) the Deutschmark Equivalent of the principal amount thereof calculated, in the case of an Advance not denominated in Sterling, two Business Days prior to its Drawdown Date, in the case of an Advance denominated in Sterling on its Drawdown Date and, in the case of a Standby L/C, on the date that the Standby L/C Request relating thereto was delivered to the Facility Agent under this Agreement.

"Deutschmark Equivalent" in relation to an amount expressed or denominated in a currency other than Deutschmarks means the equivalent thereof in Deutschmarks converted at the Facility Agent's Spot Rate of Exchange on the date of the relevant calculation.

"DFS" means Derby Finance S.a.r.l..

"Diamond Back Acquired Assets" means the assets acquired by the Company, or as the case may be, the Swedish Obligor pursuant to the Diamond Back Acquisition Agreement.

"Diamond Back Acquisition" means the acquisition by the Company and Derby Sweden AB of certain assets pursuant to the Diamond Back Acquisition Agreement.

"Diamond Back Acquisition Agreement" means the acquisition agreement dated 8 December 1998 and made between the Company and Derby Sweden AB as purchasers and Diamond Back International Limited, Western States Import Company Inc and Bejka Trading AB as vendors;

"Diamond Back Acquisition Legal Due Diligence Report" means each of:

(i) the report prepared by Kirkland & Ellis dated 9 December 1998 in respect of the Diamond Back Acquisition addressed to the Arranger, the Facility Agent and the Security Agent; and

(ii) the report dated 17 December 1998 and prepared by Simmons & Simmons and addressed to the Company and Derby Holding BV in respect of the Diamond Back Acquisition Agreement.

"Directors" means each of Frederic V. Malek, Gary S Matthews, Warren L Batts, Alan J. Finden-Crofts, A. Edward Gottesman and Dr. Thomas H. Thomsen (each a "Director").

"Disclosure Exhibits" means the disclosure exhibits given in respect of the Recapitalisation Agreement on or about the date of the Recapitalisation Agreement in the agreed form together with all schedules, annexures and exhibits thereto forming the "Disclosure Exhibits" referred to in the Recapitalisation Agreement.

"Disclosure Letter" means the letter accompanying the Disclosure Exhibits.

"Dollars" and "$" means the lawful currency for the time being of the United States of America.

"Dormant Company" means each Group Member which is not an Obligor, does not trade (whether for its own account or for that of another), is not required to make entries into its accounting records in accordance with Section 221 of the Companies Act 1985 (or any equivalent legislation in the jurisdiction of incorporation of such company) or, to the extent that there is no equivalent legislation in the jurisdiction of incorporation of such company, would be a Dormant Company if the principles enshrined in Section 221 of the Companies Act 1985 were applied to it and does not hold or own (whether legally or beneficially) any assets or property with a book value in excess of $10,000 (or its equivalent in other currencies) other than amounts due from other Group Members of no more than $50,000; or owe or have outstanding any liabilities with a book value in excess of $10,000 (or its equivalent in other currencies)(excluding liabilities owed to Obligors) Provided that, notwithstanding the foregoing, a Group Member that holds any interest in any Material Intellectual Property Right shall not be a Dormant Company.

"Drawdown Date" means, in respect of an Advance, the date such Advance is made, or is proposed to be made, under this Agreement.

"Drawdown Request" means a request substantially in the form set out at Part 1 of Schedule 7.

"Drawdown Report" means a report by KPMG in agreed form confirming the purpose and use of proceeds to be drawn down, addressed to the Facility Agent to be presented with any Drawdown Request.

"Dutch Borrower" means a Borrower incorporated in the Netherlands.

"Dutch Guilders" and "DFl" means the lawful currency from time to time.of the Kingdom of the Netherlands

"Eligible Finished Goods" has the meaning given to such term in Clause 6.10.

"Eligible Receivables" has the meaning given to such term in Clause 6.10.

"Eligible Raw Materials" has the meaning given to such term in Clause 6.10.

"Encumbrance" means any security, assignation in security, bond and floating charge, mortgage, pledge, lien, charge, assignment for the purpose of providing security, hypothecation, right in security, security interest or trust arrangement for the purpose of providing security, and any other security agreement or other arrangement having the effect of providing security (including, without limitation, the deposit of monies or property with a Person with the primary intention of affording such Person a right of set-off or lien).

"Engagement Letter" means the letter from KPMG to the Company dated on or about the Amendment Date, in relation to the Phase II monitoring work in relation to the Group the terms of which are acknowledged and accepted by the Company in a form satisfactory to the Agent, together with a letter of reliance from KPMG, acknowledged and accepted by the Facility Agent for and on behalf of the Banks.

"Environment" means all, or any of, the following media, the air (including, without limitation, the air within buildings and the air within other natural or man-made structures above or below ground), water (including, without limitation, ground and surface water) and land (including, without limitation surface and sub-surface soil).

"Environmental Claim" means any claim by any Person:

(a) in respect of any loss or liability suffered or incurred by that Person as a result of or in connection with any violation of Environment Law; or

(b) that arises as a result of or in connection with Environmental Contamination and that could give rise to any remedy or penalty (whether interim or final) that may be enforced or assessed by private or public legal action or administrative order or proceedings including, without limitation, any such claim that arises from injury to Persons, property or natural resources.

"Environmental Contamination" means each of the following and their consequences:

(a) any material release, emission, leakage or spillage of any Dangerous Substance at or from any site owned, occupied or used by any Group Member into any part of the Environment; or

(b) any material accident, fire, explosion or sudden event at any site owned, occupied or used by any Group Member which is directly or indirectly caused by or attributable to any Dangerous Substance; or

(c)  any other pollution of the Environment.

"Environmental Law" means all laws (including, without limitation, common law), regulations, codes of practice, circulars, guidance notices and the like having legal effect (whether in the United Kingdom, the United States of America or elsewhere) concerning the protection of human health, the Environment, the conditions of the work place or the generation, transportation, storage, treatment or disposal of Dangerous Substances.

"Environmental Reports" means each of the environmental reports prepared by ERM dated December 1997 or January 1998 in relation to the Group and the Kirkland & Ellis Memorandum dated 16 December 1997 entitled "Summary of Material Environmental Issues" (each an "Environmental Report").

"Environmental Licence" means any permit, licence, authorisation, consent or other approval required by any Environmental Law.

"ERISA" means the Employee Retirement Income Security Act of 1974 of the USA as amended from time to time or any successor statute and any regulations promulgated thereunder.

"ERISA Affiliate" means each Person (as defined in Section 3(9) of ERISA whether or not incorporated, which is a Subsidiary of or under common control or would be considered a single employer with any Obligor domiciled in the United States within the meaning of section 414(b), (c), (m) or (o) of the IRC and regulations promulgated under those sections or within the meaning of section 4001(b) of ERISA.

"Escrow Letter" means the letter from the Facility Agent acknowledged by the Company dated on or about 12 May 1998 regarding the various payments made at or about the Closing in respect of the Closing.

"Euro-Dollar Reserve Percentage" means, for any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System of the USA (or any successor), for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion Dollars in respect of "Eurocurrency liabilities" (or in respect of any other category or extensions of credit or other assets which includes loans by a non-United States of America office of any bank to United States of America residents).

"Event of Default" means any one of the events specified in Clause 21.1.

"Exchange Agreement" means the exchange agreement executed and delivered or to be executed and delivered (as the case may be) by Derby, L.L.C and Perseus Cycle L.L.C pursuant to the terms of the Recapitalisation Agreement and in the form exhibited thereto.

"Executive" means any of Klaas Dantuma, William J. Austin, Farid Vaiya, Kim Roether, John V. Spon-Smith and Irwin R. Slotar and Peter Miller and any replacement for any of them (together the "Executives").

"Executive Officer" means any of the Chief Executive Officer and the Chief Financial Officer.

"Existing Financial Indebtedness" means the Financial Indebtedness of the Company and its Subsidiaries immediately prior to 12 May 1998 and defined as such in the Funds Flow Memorandum and which was repaid in full, and the commitment in respect thereof (if any) cancelled and reduced to zero on 12 May 1998.

"Expiry Date" means, in relation to a Standby L/C, the date specified as such in the Standby L/C Request relating thereto.

"Facility" means

(a) when designated the "Tranche A Revolving", the revolving credit facility referred to in Clause 2.1(a).

(b) when designated the "Tranche B Revolving", the revolving credit facility referred to in Clause 2.1(b);

(c) when designated "Ancillary", one of the ancillary facilities referred to in Clause 2.1(b);

(d) when designated "Standby L/C", the standby letter of credit facility referred to in Clause 2.1; and

(e) without any such designation, the Tranche A Revolving Facility, Tranche B Revolving Facility, the Ancillary Facilities or the Standby L/C Facility as the context requires;

and the "Facilities" means the Tranche A Revolving Facility, Tranche B Revolving Facility, the Ancillary Facility and the Standby L/C Facility taken together.

"Facility Agent's Spot Rate of Exchange" with respect to any Optional Currency on any day means the spot rate of exchange of the Facility Agent (as determined by the Facility Agent based on market rates then prevailing and capable of being obtained by the Facility Agent) for the purchase of the appropriate amount of such Optional Currency with Deutschmarks in the London Foreign Exchange Market in the ordinary course of business at or about 10.00 a.m. on the day in question for delivery, if the Optional Currency is Sterling, on such day and, in all other cases, two Business Days thereafter.

"Facility Office" means, in respect of any Finance Party, the office through which it will perform its obligations under this Agreement as notified to the Facility Agent prior to it becoming a Finance Party or (unless otherwise agreed by the Facility Agent) by five Business Days' notice.

"Fee Letters" means each of the letters referred to in Clause 26.6 and 26.7 in relation to the arrangement fees, the participation fees and the amendment fees respectively.

"Finance Documents" means, the Senior Finance Documents, the Note Documents, the Recapitalisation Documents, the GSIC Note Documents, and any other document notified by the Facility Agent (acting reasonably) to the Company as being a "Finance Document" (any such document being a "Finance Document" from the date of the notification being given in respect thereof by the Facility Agent) (each a "Finance Document").

"Finance Party" means the Arranger, each Bank, the Security Agent and the Facility Agent (together the "Finance Parties").

"Financial Accounts" means from time to time:

(a)  the latest audited consolidated annual accounts of the Group;

(b)  the latest unaudited consolidated quarterly accounts of the Group;

(c)  the latest unaudited monthly management accounts of the Group; and

(d) any other audited or unaudited consolidated or unconsolidated accounts or management accounts (if any) of the Group or any Group Member;

delivered or required to be delivered to the Facility Agent pursuant to this Agreement, or such of those accounts as the context requires.

"Funds Flow Memorandum" means the flow of funds memorandum in the agreed form prepared on behalf of the Company by Arthur Andersen containing details of the flow of funds at Closing.

"Gazelle" means Koninklijke Gazelle BV.

"General Provisions" is defined in the Approved Provisioning Procedure.

"German Reorganisation" means the proposed merger without liquidation (Verschmelzung) of:

(i)  Derby Fahrr/\der GmbH into Derby Cycle Werke GmbH; and

(ii) Univega Beteilingungen GmbH, Univega Worldwide License GmbH and Derby WS Vermoegensverwaltungsgesellschaft into Derby Holding Deutschland GmbH;

and all related transactions on terms to be provided to and approved in writing by the Facility Agent prior to commencement of any steps by the Company or any Group Member to put such proposed merger into effect.

"Germany" means the Federal Republic of Germany.

"Group" means the Company and its Subsidiaries from time to time.

"Group Member" means, at any time, a member of the Group at such time.

"GSIC Loan" means the senior subordinated loan agreement in the agreed form and made between the Company and the GSIC Noteholder dated on or around 28 January 1999 pursuant to which the Company issued a series of 19% fixed rate subordinated unsecured loan notes due 2009 (with an annual effective rate of 20.9%) in an aggregate amount of US$20,000,000.

"GSIC Noteholder" means Vencap Holdings (1992) Pte Ltd.

"GSIC Note Documents" means the GSIC Loan, the GSIC Notes, the Stockholders' Agreement and the Side Letter as at the date of the completion of the Diamond Back Acquisition.

"GSIC Note Issuer" means The Derby Cycle Corporation (in its capacity as the issuer of the GSIC Notes).

"GSIC Notes" means the unsecured, subordinated, payment-in-kind and non-guaranteed notes issued or to be issued by the GSIC Note Issuer to the GSIC Noteholder, pursuant to the GSIC Loan as at the date of the completion of the Diamond Back Acquisition.

"GSIC Side Letter" means the letter dated 17 November 2000 from the Company to, inter alios, GSIC.

"Guarantee" means:

(a) in relation to any UK Obligor or U.S. Obligor the form of guarantee set out in Clause 23 of this Agreement; and

(b) in relation to any other Obligor the form of guarantee set out in Clause 23 of this Agreement or such other form of guarantee as the relevant Obligor shall be required to provide in accordance with the terms of this Agreement so as to give either:

     (i) at least the same level of support as such Obligor would have provided had such Obligor been able to become a party to this Agreement as a result of having executed and delivered a duly completed Guarantor Accession Agreement if to do so would not be contrary to applicable laws; or

     (ii) the maximum level of support as such Obligor may provide having regard to the applicable laws.

"Guarantor" means each entity identified as a Guarantor in Schedule 2 and each Additional Guarantor (together the "Guarantors").

"Hedging Counterparty" means any Bank who enters into a Hedging Protection Agreement as permitted by and in accordance with the terms of this Agreement and the Approved Hedging Programme.

"Hedging Protection Agreements" means any and all interest cap and/or other hedging agreements entered into or committed to be entered into by a Group Member in relation to the Group's floating rate interest and/or currency exposure under the Finance Documents as have been (and/or as may hereafter be) agreed in writing between the Company and the Facility Agent to constitute the Hedging Protection Agreements (each a "Hedging Protection Agreement").

"Holding Company" means, in respect of any Person, any company or corporation (or for the purposes of Clause 19.5(aa) only) other legal entity of which such Person is a Subsidiary.

"Indemnity Undertaking" means the indemnity undertaking in the agreed form dated on or about the date of this Agreement pursuant to which, inter alia, Derby L.L.C and Perseus Cycle L.L.C agreed to make claims arising in respect of Clauses 6 and 9 of the Recapitalisation Agreement and to apply the proceeds of any such claim in the manner detailed therein.

"Immediate Subsidiary" means each Group Member that is an immediate Subsidiary of the Company or Lyon Investments B.V. being, as at the Amendment Date Lyon Investments B.V., Derby

Cycle Corporation Limited, Raleigh Industries of Canada Limited, Derby Trading Co. Inc and Derby Holding B.V. and Derby Sweden AB.

"Information Memoranda" means the information memorandum so entitled dated April 1998 prepared by the Arranger at the Company's request and on its behalf in connection with this Agreement as supplemented by all relevant information contained in the Senior Notes' Offering Memoranda dated April 1998 and May 1998 respectively.

"Information Package" means the Business Plan, the Information Memorandum, the Reports, the Transaction Costs Letter and any other information distributed by the Arranger at the Company's request and on its behalf in connection with this Agreement.

"Initial Note Purchasers" means Chase Securities, Inc., Chase Manhattan Bank AG and Chase Manhattan International Limited.

"Intellectual Property Rights" means all know-how, patents, trademarks, service marks, designs, business names, topographical or similar rights, copyrights and other intellectual property rights and any interests (including by way of licence) in any of the foregoing (in each case whether registered or not and including all applications for the same) of any Group Member.

"Intercreditor Agreements" means:

(i) the agreement entitled "Intercreditor Agreement" dated 13 May 1998 made between, amongst others, the parties to this Agreement and each Hedging Party pursuant to which their respective interests in the Group and amongst themselves are regulated;

(ii) the agreement dated 5 February 1999 and made between, amongst others, the parties to this Agreement, the Persons described therein as the Subordinated Note Holders and the Subordinated Note Issuers and pursuant to which the claims of the said Subordinated Note Holders against the said Subordinated Note Issuers are subordinated to the interests and rights of the Finance Parties under the Senior Finance Documents; and

(iii) the agreement dated 3 February 1999 and made between, amongst others, the parties to this Agreement and the GSIC Noteholder pursuant to which the rights of the GSIC Noteholder are subordinated to the interests and rights of the Finance Parties under the Senior Finance Documents;

(each agreement referred to at (i), (ii), and (iii) above an "Intercreditor Agreement").

"Intercreditor Agreement Accession Memorandum" means in respect of an Intercreditor Agreement an Accession Memorandum as defined in and delivered under or pursuant to such Intercreditor Agreement.

"Interest Date" means, in relation to any Advance or any Overdue Amount, the last day of the Term or, as the case may be, the Default Interest Period relating thereto.

"Intra-Group Loan Memorandum" means the memorandum in the agreed form detailing all intra-group loans existing at and which were in existence immediately after 12 May 1998 prepared by the Company and delivered to the Facility Agent hereunder.

"Inventory" has the meaning given to such term in Clause 6.10.

"Investment" is defined at Clause 19.5(n).

"Investors" means each of those Persons that have subscribed for Shares pursuant to or in connection with the Recapitalisation Agreement or is a shareholder of the Company.

"IRC" means the Internal Revenue Code of 1986 (as amended from time to time) of the USA.

"Irish Debentures" means each of the debentures governed by the laws of Ireland entered into by certain Group Members in favour of the Security Agent and forming part of the Security Documents (each an "Irish Debenture").

"Issue Date" means, in relation to any Standby L/C, the date for the issue thereof as specified in the Standby L/C Request relating thereto.

"Joint Venture" means all joint venture entities, whether a company, unincorporated firm, undertaking, joint venture, association, partnership or other entity in which any Group Member has an interest from time to time.

"Legal Due Diligence Report" means the report prepared by Kirkland & Ellis dated 18 March 1998 addressed to the Facility Agent for itself and on behalf of the Banks.

"Letter of Engagement" means, in respect of any Report, the letter of instruction pursuant to which the Person that prepared such Report was engaged to do so.

"LIBOR" means in relation to any Advance or Overdue Amount, on any day, the London Interbank Offered Rate for deposits in the specified currency, being determined by the Facility Agent to be either:

(a) the offered rate (if any) for the specified term which appears on page 3750 of the Telerate screen which displays British Bankers Association Interest Settlement Rates for deposits in the specified currency for the period for which such rate is to determined at 11.00am London time on the relevant Quotation Date or, if such page or such service shall cease to be available, such other page or service displaying the London Interbank Offered Rates in such currency of prime banks as the Facility Agent shall, after consultation with the Banks and with the approval of the Company, such approval not to be unreasonably withheld or delayed, select as at 11.00am London time on the relevant Quotation Date for the specified term; or

(b) if no such display rate is then available for such period or currency and, at the time, the Facility Agent has not selected any alternative service as contemplated in (a) above, the arithmetic mean (rounded upwards, if not already such a multiple, to the nearest whole multiple of one sixteenth of one per cent. per annum) of the respective rates notified to the Facility Agent by each of the Reference bank as the rate at which it is offered deposits in an amount approximately equal to the relevant Advance or unpaid sum in the specified currency and for the specified term by prime banks in the London Interbank Market at 11.00am London time on the relevant Quotation Date for the specified term, and for the purpose of this definition "specified currency" means the currency of such Advance or, as the case may be, Overdue Amount and "specified term" means the Term of such Advance or, as the case may be, the period in respect of which LIBOR falls to be determined on that day in relation to such unpaid sum.

"Listing" means a listing of equity on the London Stock Exchange or any other stock exchange as the same is determined by the Facility Agent acting reasonably (and "Listed" shall be construed accordingly).

"Majority Banks" means a Bank or group of Banks whose aggregate Tranche A Revolving Commitments and Tranche B Revolving Commitments amount to more than sixty-six and two thirds per cent. of the Total Commitments or, if such Bank's Tranche A Revolving Commitment and Tranche B Revolving Commitment has been reduced to zero, would have amounted in aggregate to more than sixty-six and two thirds per cent. of the Total Commitments, immediately prior to such reduction to zero and, for the purposes of this definition, the provisions of Clause 7 and any Ancillary Commitment of any Ancillary Bank shall be ignored and be treated as if such Bank's Tranche B Revolving Commitment had not been reduced in accordance with Clause 7.

"Management Agreement" means the management agreement (if any) in the agreed form between Thayer and the Company.

"Margin" means:

(a) in relation to the Tranche A Revolving Facility three per cent (3%) per annum; and

(b) in relation to the Tranche B Revolving Facility two and three quarters per cent (2.75%) per annum.

"Market Reports" means the reports dated 28 January 1998 prepared by the Coba Group entitled "Market Assessment of The Derby Bicycle Group" addressed to, inter alios, the Company and the Facility Agent for itself and on behalf of the Banks.

"Material Adverse Effect" means any effect which could reasonably be expected:

(a) to be materially adverse to (i) the ability of the Company or any other Obligor to perform its obligations under any of the Finance Documents, or
     (ii) the business, assets, prospects or financial condition of any Material Group Member; and/or

(b) (where the context so admits) to result in any of the Transaction Documents not being legal, valid and binding on, and enforceable substantially in accordance with its material terms against any party to that Transaction Document and/or (in the case of Security Documents) not providing to the Security Agent for itself and on behalf of the Banks, perfected, enforceable security over the assets expressed to be covered by that Security Document, in a manner and to an extent reasonably considered by the Majority Banks to be materially adverse to their interests under the Senior Finance Documents.

"Material Group Member" means each Obligor and each other Group Member (a) whose earnings before interest, tax, depreciation and amortisation represent five per cent. or any greater percentage, of the Consolidated Adjusted EBITDA of the Group, or (b) the book value of whose gross assets is five per cent. or more of the consolidated gross assets of the Group, in either case determined in accordance with the Applicable Accounting Principles, or (c) whose aggregate sales to non-Group Members in any annual Accounting Period, in accordance with the Applicable Accounting Principles and excluding VAT and/or sales tax, have been, or are budgeted to be, at least five per cent. or more of the aggregate sales of the Group to non-Group Members (similarly calculated), and for this purpose:

(i) in the case of a company which itself has Subsidiaries, the calculation shall be made by using the consolidated earnings before interest, tax, depreciation and amortisation, gross assets or aggregate sales, as the case may be, of it and its Subsidiaries;

(ii) the calculation of consolidated earnings before interest, tax, depreciation and amortisation or gross assets or aggregate sales shall be made by reference to:

     (A) the latest Financial Accounts of the relevant company (or, as the case may be) (a consolidation of the Financial Accounts of it and its Subsidiaries) used for the purpose of the then latest unaudited quarterly or audited annual consolidated Financial Accounts of the Group delivered to the Facility Agent under Clause 19.1;

     (B) those unaudited quarterly or audited annual consolidated Financial Accounts (as the case may be) of the Group; and

     (C)  shall exclude any intra-Group item; and

(iii) any Subsidiary not falling within paragraphs (a), (b) or (c) above but which, as a result of any intra-Group transfer re-organisation or acquisition would, adopting any of the tests referred to in paragraphs
       (a), (b) or (c) above and as if the Financial Accounts referred to in such paragraphs had been drawn up immediately following such transfer, reorganisation or acquisition, be a Material Group Member Provided that such Subsidiary shall only become a Material Group Member upon the completion of such transfer, reorganisation or acquisition.

"Material Insurances" means each of those insurances specified as being material in the list provided to the Facility Agent on Closing and such other insurances as are designated material insurances by the Facility Agent (acting reasonably) for the purposes of this Agreement from time to time.

"Material Intellectual Property Right" means, any Intellectual Property Right which the Facility Agent has determined to be material for the purposes of the Senior Finance Documents whether or not such Intellectual Property Right is actively used by any Group Member at the time of such determination or has been used by any Group Member previously or otherwise and shall include the Intellectual Property Rights specifically listed in the Security Documents.

"Maximum Amount" means the maximum extent of the obligations of the Swedish Obligor under Clause 23 in accordance with the provisions of Clause 23.1(v).

"Model" means the management LE3 bottom up model for the Group as reviewed by KPMG in an agreed form.

"Moody's" means Moody's Investor Services Limited.

"MS Group Option" means the right of Robert Holzer to purchase such number of shares of Univega Beteiligungen GmbH as shall represent 10% of the beneficial ownership of MS Sport Vertriebs GmbH and MS Sport Vertriebs AG. Switzerland under Section 8(b) of Part 2 of the notarial deed No. 270/1997 of the Hamburg notary Jonetzi dated August 8, 1997).

"month" means a period starting on one day in a calendar month and ending on the numerically corresponding day in the following calendar month, unless such corresponding day is not a Business Day, in which case it shall end on the next day which is a Business Day or, if there is not a corresponding day in that calendar month, the last Business Day in that calendar month.

"Multiemployer Plan" means a plan which is a multiemployer plan as defined in section 4001 (a)(3) of ERISA.

"Netherlands" means the Kingdom of the Netherlands.

"New Bank" means a bank or financial institution to which a Bank seeks to transfer all or part of such Bank's rights and obligations hereunder.

"Non-UK Obligor" means any Obligor that is not a UK Obligor.

"Note Documents" means (to the extent that the same are entered into by the entities expressed to be a party thereto) the Note Indentures, the Senior Notes, the Note Purchase Agreement and the Registration Rights Agreement, any related engagement, fee or indemnity agreements and any ancillary agreements contemplated by the foregoing.

"Note Indentures" means the indentures in the agreed forms dated the date of this Agreement among the Note Issuers, and the applicable Note Trustee pursuant to which the Senior Notes have been issued.

"Note Issuers" means collectively The Derby Cycle Corporation and Lyon Investments B.V. (each a "Note Issuer").

"Note Purchase Agreement" means the note purchase agreement in the agreed form dated 12 May 1998 among the Note Issuers and the Initial Purchasers in connection with the offering of Senior Notes.

"Note Trustee" means, as of 12 May 1998, the entity described therein as Trustee under each of the Note Indentures, and any other Person appointed to such position from time to time, in accordance with the provisions of the applicable
Note Indenture.

"Noteholder" means a Person who is the beneficial owner of one or more Senior Notes (together the "Noteholders").

"Novation Certificate" means a certificate substantially in the form set out at
Schedule 8.

"Obligor" means each Borrower and each Guarantor and any other Group Member which has been required to enter into (whether or not it has yet entered into) any Accession Agreement and/or Security Document pursuant to Clauses 19.4(d), 19.4(e), 19.4(f), 19.4(g) or 23 (together the "Obligors").

"Obligors' Agent" means the Company, appointed to act on behalf of each Obligor in relation to the Finance Documents pursuant to Clause 2.3(c).

"Optional Currency" means any currency which is freely transferable and freely convertible into Deutschmarks and which is available to banks in the London Interbank Market.

"Original Bank" means each of the following:

(a)  each bank set out in Schedule 3 under the heading "Original Banks";

(b) each bank or other financial institution to which rights and/or obligations under this Agreement as an Original Bank are assigned or transferred pursuant to Clause 29.2 or which assumes rights and obligations pursuant to a Novation Certificate; and

(c)  any successor or successors in title to any of the foregoing,

"Overdue Amount" is defined at Clause 9.

"Party" means any Person party to this Agreement.

"PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

"Permitted Acquisition" is defined at Clause 19.5(d)(v).

"Permitted Amount" means, in any annual Accounting Period the aggregate of $10,000,000 (or the equivalent in other currencies) provided that the Investment or, as the case may be, the Permitted Acquisition, is to be financed by means of funds raised by means of the issuance of ordinary shares in the Company or subordinated unsecured debt on terms acceptable to the Majority Banks (in accordance with the provisions of the Senior Finance Documents) or, at any time prior to the Amendment Date through general cashflow ; and

"Permitted Encumbrance" means:

(a)  Encumbrances constituted or evidenced by the Security Documents;

(b) Encumbrances existing as at 12 May 1998, details of which were disclosed in writing and which were acceptable to the Facility Agent prior to 12 May 1998 ;

(c) Encumbrances arising by operation of law provided that the same do not arise as a result of default and any such unpaid fees are discharged as soon as is reasonably practicable after the Company (or the relevant Group Member) becomes aware thereof;

(d) a lien arising in favour of a warehouseman or shipper that arises under the standard terms and conditions of such warehouseman or, as the case may be, such shipper that relates to unpaid fees payable to such warehousemen or, as the case may be, such shipper in such capacity only Provided that the same do not arise as a result of a default and are discharged as soon as is reasonably practicable after the Company (or the relevant Group Member) becomes aware thereof and, in any event within 30 days of such amount becoming payable;

(e) any Encumbrance over or affecting any assets of any company which becomes a Group Member (that is not an Obligor) after the date hereof, where such Encumbrance is created prior to the date on which such company becomes a Group Member Provided that:

     (i) such Encumbrance was not created at the request of any Group Member in contemplation of such company becoming a Group Member;

     (ii) the amount thereby secured (save any overdrawn amount on the current account of any such company within the terms (in existence on the date when such company becomes a Group Member) of an overdraft (or other equivalent facility granted to such company prior to its becoming a Group Member) has not been increased in contemplation of, or since the date of, such company becoming a Group Member;

     (iii) the Person in whose favour the Encumbrance was granted does not have recourse to any Group Member (or any of their respective assets) (other than the Group Member that granted the Encumbrance) in respect of the indebtedness to which such Encumbrance relates; and

     (iv) the Encumbrance relates only to assets of the relevant Group Member that were in existence at the time such company became a Group Member; and

(f) Encumbrances not referred to at paragraphs (a) - (e) above or (g) or (h) below, provided that the aggregate book value of the asset or assets over which all such Encumbrances have been granted by Obligors does not exceed (in aggregate) $1,000,000 (or the equivalent in other currencies), and, in respect of Group Members that are not Obligors, does not exceed (in aggregate) $1,000,000 (or the equivalent in other currencies).

(g) Encumbrances existing as at 12 May 1998 to secure Financial Indebtedness over the assets of a Group Member incorporated in South Africa;

(h) Encumbrances granted in favour of an Ancillary Bank arising solely out of arrangements concerning the Ancillary Facility provided by such Ancillary Bank to Group Members whereby outstanding debit and credit balances thereunder may, from time to time, be netted off or consolidated; and

For the avoidance of doubt, at no time shall a Group Member grant an Encumbrance in respect of (i) the GSIC Notes in favour of the GSIC Noteholder and the GSIC Trustee and their permitted successors, assignees or transferees.

"Permitted Financial Indebtedness" means (without double-counting):

     (a)    in respect of the Company, any indebtedness:

     (i)    incurred under the Finance Documents;

     (ii)   as permitted under Clause 19.5(c) of this Agreement;

     (iii)  as contemplated in the definition of Permitted Amount; or

     (iv)   incurred under the Sponsor Facility.

     (b) in respect of Lyon Investments B.V., any indebtedness (i) incurred under the Note Documents and in respect of the Notes and (ii) as permitted under Clause 19.5(c) of this Agreement; and

     (c) in respect of a Group Member (other than the Company and Lyon Investments B.V.) any indebtedness:

     (i)    incurred under the Finance Documents other than the GSIC Note
            Documents;

     (ii)   as permitted by Clauses 19.5(c) and 19.5(d);

     (iii) Financial Indebtedness owed to a Beneficiary of a Standby L/C to the extent such Financial Indebtedness is supported by such Standby L/C;

     (iv) in addition to any Financial Indebtedness able to be incurred or permitted to subsist pursuant to paragraphs (i), (ii), (iii), (v),
            (vi) or (vii) of this definition:

            (A) members of the South African Group may incur Financial Indebtedness (in aggregate) in the aggregate principal amount of DM11,000,000 (or the equivalent thereof in other currencies); and

            (B) in respect of the Group as a whole (excluding the South African Group) $1,000,000 (or the equivalent thereof in other currencies);

     (v) Financial Indebtedness in respect of finance leases existing as at the date of this Agreement which have been disclosed in writing to the Facility Agent prior to the date of this Agreement;

     (vi) Financial Indebtedness incurred by a Dormant Subsidiary as at Closing to the extent disclosed prior to the date of this Agreement;

           (d) in respect of any Group Member, any indebtedness in relation to sale and leaseback agreements of up to an aggregate of $5,000,000 up to maturity where each sale and leaseback is for no more than $2,500,000 and has been identified by KPMG in the Engagement Letter.

"Permitted Recipient" is defined at Clause 29.6.

"Person" shall include any person, firm, company, corporation, Government, State or agency of a State or any association or partnership (whether or not having a separate legal personality) of two or more of the foregoing.

"Perseus" means PerseusCycle L.L.C, a merchant banking venture headquartered in Washington DC and managed by Perseus Management L.L.C..

"Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or
Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

"Potential Event of Default" means:

(a) an event which, with the passage of time, the giving of notice or the making of any determination (or any combination of those three), would, or could reasonably be expected to, become an Event of Default; or

(b) the making of a Drawdown Request for the purpose of funding or supporting a payment due under the Senior Notes which the Facility Agent, acting on the instructions of the Majority Banks, reasonably considers it likely to result in an Event of Default.

"Pre-Closing Accounts" means the combined balance sheet, income statement and cashflow statement of the Group in the agreed form prepared in accordance with Applicable Accounting Principles by the Company relating to the period commencing 1 January 1997 and ending 31 December 1997.

"Proforma Financial Accounts" means a set of proforma quarterly and monthly accounts in the agreed form detailing the type and level of information which will be provided in each of the Accounts specified in Clauses 19.1(a)(ii) and 19.1(a)(iii) and the type of issues to be covered in any written report to be provided by the Executive Officers as part of such Financial Accounts and showing the heading, format and other characterisations of each of such Financial Accounts.

"Qualifying Bank" means:

(a)  in respect of a Borrower located in the United Kingdom a bank as defined in
     Section 840A Taxes Act 1988 for the purposes of Section 349 of that Act which is within the charge to UK Corporation Tax in respect of any interest payable or paid to it under this Agreement;

(b) in respect of a Borrower located in a jurisdiction other than the United Kingdom or Canada:

     (i) a bank for the time being lending through a branch, Affiliate or agency in that other jurisdiction; or

     (ii) a bank lending through any other branch, Affiliate or agency if, at the time the bank becomes a party to this Agreement, the bank or Affiliate (as the case may be) is resident or incorporated in a country with which that other jurisdiction has an appropriate double taxation treaty pursuant to which that bank or Affiliate (as the case may be) is entitled to receive interest and fees under this Agreement from the Borrower without deduction or withholding of that other jurisdiction's income Tax, or is otherwise entitled to receive interest and fees without such deduction or withholding and where, at such time, there has been no public announcement made by the relevant taxing authorities in such jurisdiction of an intention to change the entitlement of the bank or Affiliate to receive principal, interest and fees under this Agreement from any such Borrower without such deduction or withholding; or

     (iii) any Bank that is a party to this Agreement as at the date hereof or becomes a party hereto within thirty days of the date hereof; and

(c)  in respect of a Borrower incorporated in Canada, any Bank.

"Quotation Date" means, in relation to any period for which an interest rate is to be determined hereunder, the day on which quotations would ordinarily be given by prime banks in the London Interbank Market for deposits in the currency in relation to which such rate is to be determined for delivery on the first day of that period Provided that, if for any such period quotations would ordinarily be given on more than one date, the Quotation Date for that period shall be the last of those dates.

"Recapitalisation" means the reorganisation of Derby International and its Subsidiaries and the recapitalisation of the Company (in each case) pursuant to the Recapitalisation Agreement.

"Recapitalisation Agreement" means the agreement dated 11 March 1998, as amended, among Derby International, DFS, Derby L.L.C., Perseus Cycle L.L.C. and the Company in relation to the Recapitalisation (and includes, inter alia, any tax covenants, disclosure letters and all other documents delivered to or by any party thereto pursuant or in relation to such agreement).

"Recapitalisation Documents" means the Recapitalisation Agreement, the Exchange Agreement, the Disclosure Exhibits, the Recapitalisation Agreement Assignment, the Shareholders Agreement, the Registration Agreement, the Certificate of Incorporation together with any other agreement or document relating to, or giving effect to, the Recapitalisation.

"Reference Banks" means the principal London office of Chase Manhattan Bank, HSBC Bank PLC and ABN Amro N.V. and/or such other Banks as may become Reference Banks pursuant to Clause 31.8.

"Registration Agreement" means the Agreement so entitled among the Company, DFS, Perseus Cycle L.L.C and Derby Cycle L.L.C in relation to the Recapitalisation.

"Registration Rights Agreement" means the Exchange and Registration Rights Agreement in the agreed form dated the date of this Agreement among the Note Issuers and the Initial Purchasers in connection with the offering of Senior Notes.

"Relevant Purchaser" means for the purposes of Clause 19.5(aa)(1) only any Person, and for the purposes of Clause 19.5(aa)(2) only DC Cycle LLC or Perseus Cycle LLC, and for the purposes of Clause 19.5(aa)(3) only, DC Cycle LLC or any of its Affiliates (other than a Group Member) or a Person carrying on the business of a bicycle manufacturer or/and bicycle distributor which is not an existing investor of the Company or, with the prior consent of the Facility Agent, any Person.

"Repayment Date" means, in relation to any Advance, the last day of the Term thereof.

"Reports" means each of the Accountant's Report, the Diamond Back Acquisition Due Diligence Report, the Legal Due Diligence Report, the Market Reports, the AON Insurance Report, the AON Pensions Report, the Environmental Reports, the Property Report, the ATK Report and the Concours Report.

"Request" means a Drawdown Request or a Standby L/C Request as the context may require.

"Requested Amount" means:

(a) in respect of a Drawdown Request, the principal amount requested to be borrowed under that Drawdown Request; and

(b) in respect of a Standby L/C Request, the amount of the Standby L/C requested to be issued under that Standby L/C Request.

"RIC" means Raleigh Industries of Canada Limited.

"Schedule" refers, unless otherwise stated, to a schedule to this Agreement.

"Second Registration Agreement" means the registration agreement made on or around the Amendment Date between the Company and the Soros Investors.

"Security Documents" means the share charges and other security documents identified in Schedule 14 in a form and substance satisfactory to the Security Agent and such other security documents as may be required by the Security Agent to be entered into by any Obligor including in relation to the accession of any Obligor hereunder at the request of the Facility Agent pursuant to any of the Senior Finance Documents.

"Sellers" means Derby International and DFS.

"Senior Finance Documents" means this Agreement, each Standby L/C, each Intercreditor Agreement, the Security Documents, the Accession Agreements, any Guarantee, any Novation Certificate, the Indemnity Undertaking, the Fee Letters, any amendment and restatement agreement relating to this Agreement and any other document determined by the Facility Agent, from time to time, as being a "Senior Finance Document".

"Senior Liabilities" means all present and future sums, liabilities and obligations whatsoever (actual or contingent) payable, owing, due or incurred by an Obligor to any of the Security Agent, Facility Agent and Secured Beneficiaries (as such term is defined in the Debentures) under the Senior Finance Documents.

"Senior Term Sheet" means the term sheet in agreed terms relating to the provision of the Tranche A Facility under an Amendment and Restatement Agreement signed by the Agent and the Company and dated on or about the Amendment Date.

"Senior Unsecured Notes" means the unsecured, senior notes (including, for the avoidance of doubt, the Initial Securities and the Exchange Securities, as defined in each of the Note Indentures), issued by the Note Issuers (or either of them) pursuant to each of the Note Indentures in substantially the forms attached as exhibits to the applicable Note Indenture.

"Series D - 1 Preferred Shares" means the Preferred Stock Senior D - 1 Company being in value an aggregate amount equal to the aggregate amount outstanding under the Sponsor Notes as at the date of conversion, and which, as at the Amendment Date, equates to approximately 7,404 shares (and provided in any event equates to no more than 7,500 shares), having the rights and preferences set out in the Senior D Preferred Shares Purchase Agreement, the Certificate of Incorporation and the Shareholders' Agreement.

"Series D Preferred Shares" means the Series D preferred shares in the Company having the rights set out in the Series D Preferred Shares Purchase Agreement and the Certificate of Incorporation.

"Series D Preferred Shares Purchase Agreement" means the agreement dated on or about the Amendment Date and made between the Company, the Soros Investors, Thayer and Perseus whereby the parties agree to purchase Series D Preferred Shares in an aggregate amount of US$12,000,000 and exchange the Sponsor Notes for Senior D - 1 Preferred Shares in the Company.

"Service Contracts" means the contracts of service made between (i) each of the Executives and a Group Member and (ii) each Director and a Group Member.

"Shareholders Agreement" means the second amended and restated shareholders agreement dated on or about the Amendment Date between the Company, DFS, Derby L.L.C., Perseus Cycle L.L.C. and the Soros Investors entitled "Shareholders' Agreement" pursuant to which, amongst other things, DFS, Derby L.L.C. and Perseus Cycle L.L.C. agree to regulate their respective rights with respect to the voting and transfer of shares in the Company.

"Side Letter" means the letter in the agreed form dated on or about the date of the completion of the Diamond Back Acquisition made between the GSIC Noteholder, the Company and DC Cycle LLC in respect of the right to grant the GSIC Noteholder PIK C Preferred Shares in lieu of further GSIC Notes pursuant to the terms of the GSIC Loan.

Soros Investors" means Quantum Industrial Partners LDC, a Cayman Islands limited duration company.

"South Africa" means the Republic of South Africa.

"South African Group" means Derby Investment Holdings (Pty) Limited and each of its Subsidiaries.

"South African Rand" means the lawful currency for the time being of South
Africa.

"Sponsor" means Thayer, Perseus and the Soros Investors.

"Sponsor Notes" means the junior subordinated notes in a principal aggregate amount of $7,000,000 granted by Thayer and Perseus to the Company and to be converted or on before the Amendment Date to Series D -1 Preferred Shares.

"Standard & Poor's" means Standard & Poor's Rating Services, a division of The McGraw Hill Companies.

"Standby L/C" means a letter of credit in the form, or substantially in the form, of that set out at Part 3 of Schedule8, (or such other form as shall be agreed by the Facility Agent acting on the instructions of the Majority Banks) issued or to be issued to a Beneficiary under this Agreement.

"Standby L/C Commitment" in relation to a Bank means the amount of the commitment set opposite its name in Schedule 5 under the heading "Standby L/C Commitment" or in the Novation Certificate or other document by which it became a party to or acquired rights under this Agreement as reduced or increased by substitution or transfer pursuant to Clause 29 and any Novation Certificate to which such Bank is a party and to the extent not cancelled, reduced or terminated under this

Agreement, such commitment forming a sub-set of, and not being additional to, such Bank's Tranche B Revolving Commitment.

"Standby L/C Request" means a request substantially in the form set out at Part 2 of Schedule 8.

"Sterling" and "(Pounds)" mean the lawful currency from time to time of the United Kingdom.

"Stockholders' Agreement" means the agreement dated on or about the date of the completion of the Diamond Back Acquisition and made between DC Cycle LLC, Perseus Cycle LLC and the GSIC Noteholder in relation to the GSIC Notes.

"Structure Memorandum" means the memorandum and charts provided on Closing describing the capital and share ownership of the Group (and giving details of any minority shareholdings in any Subsidiary), identifying all Group Members and all interests of Group Members in other companies, partnerships, Joint Ventures and the like, all as of and immediately after Closing, and all reorganisational steps with respect to the Group Members to be taken at or shortly prior to Closing or as amended post Closing, as the same has been amended to reflect the capital and share ownership and all re-organisational steps (if any) with respect to the Group Member to be taken at or immediately prior to the Amendment Date and agreed and notified to the Facility Agent.

"Swedish Obligor" means Derby Sweden AB.

"Subordinated Finance Documents" means the Series D Preferred Shares Purchase Agreement, the Registration Agreement, and the Warrant Agreement;

"Subsidiary" means (a) a subsidiary as defined in Section 736 of the Companies Act 1985 as amended, and/or (b) a subsidiary undertaking as defined in Section 258 of the Companies Act 1985 as amended, or, in either case, any statutory re-enactment or replacement thereof and/or (c), (whether or not falling within (a) or (b) above, in relation to any Person, any entity which is controlled directly or indirectly by that Person and any entity (whether or not so controlled) is treated as a subsidiary in the latest financial statements of that Person from time to time, and "control" for this purpose means the direct or indirect ownership of the majority of the voting share capital of such entity or the right or ability to direct management to comply with the type of material restrictions and obligations contemplated in this Agreement or to determine the composition of a majority of the board of directors (or like board) of such entity, in each case whether by virtue of ownership of share capital, contract or otherwise.

"Tax" shall be construed so as to include all present and future taxes, charges, imposts, duties, levies, deductions, withholdings or amounts or charges of a similar nature, or any amount payable on account of, or as security for, any of the foregoing, including any penalties, fines, surcharges or interest payable in connection with such amounts, and "Taxes" and "Taxation" shall be construed accordingly.

"Term" means, in relation to an Advance, the period for which such Advance is requested to be borrowed, as adjusted under this Agreement.

"Thayer" means Thayer Equity Investors III, L.P.

"Total Commitments" means, at any time, the aggregate for the time being of the Banks' Total Tranche A Commitments and Total Tranche B Commitments

"Total Tranche A Commitments" means, at any time, the aggregate for the time being of the Additional Banks' Tranche A Revolving Commitments.

"Total Tranche B Commitments" means, at any time, the aggregate for the time being of the Original Banks' Tranche B Revolving Commitments.

"Tranche A Advance" means the principal amount of each borrowing under the Tranche A Revolving Facility or the principal amount of such borrowing outstanding from time to time, as the context requires.

"Tranche B Advance" means the principal amount of each borrowing under the Tranche B Revolving Facility or the principal amount of such borrowing outstanding from time to time, as the context requires.

"Tranche A Final Repayment Date" means each of 11 May 2001 and 11 May 2002.

"Tranche B Final Repayment Date" means 30 June 2002;

"Tranche A Revolving Commitments" in relation to an Additional Bank means the amount of the commitment set opposite its name in schedule 5 under the heading "Tranche A Revolving Commitment" or in the Novation Certificate, or other document by which it became a party to or acquired rights under this Agreement as reduced or increased by substitution or transfer pursuant to Clause 29 and any Novation Certificate to which such Bank is a party and to the extent not cancelled, reduced or terminated under this Agreement.

"Tranche B Revolving Commitment" in relation to an Original Bank means the amount of the commitment set opposite its name in Schedule 5 under the heading "Tranche B Revolving Commitment" or in the Novation Certificate, or other document by which it became a party to or acquired rights under this Agreement as reduced or increased by substitution or transfer pursuant to Clause 29 and any Novation Certificate to which such Bank is a party and to the extent not cancelled, reduced or terminated under this Agreement.

"Tranche A Revolving Facility Available Amount" has the meaning given to such term in Clause 6.10.

"Tranche B Revolving Facility Available Amount" has the meaning given to such term in Clause 6.10.

"Transaction Costs" means all fees, out-of-pocket costs and expenses and stamp duty, registration, transfer and similar taxes incurred by the Company or any Subsidiary thereof in connection with the negotiation, preparation and execution of the Transaction Documents or otherwise in connection with, or resulting from, the Recapitalisation each in the aggregate amount as set out in a letter in an agreed form from the Company to the Facility Agent entitled "Transaction Costs" and provided to the Facility Agent at Closing (the "Transaction Costs Letter").

"Transaction Documents" means the Recapitalisation Documents, the Finance Documents, the Service Contracts, the Escrow Letter, the Structure Memorandum and the Diamond Back Acquisition Agreement and the Subordinated Finance Documents.

"UK Obligors" means, at any time, each of the Obligors, at such time, incorporated in England and Wales, Scotland and Northern Ireland.

"USA" "United States of America" means the United States of America, any of its states or territories and the District of Columbia.

"U.S. Obligor" means, at any time, each Group Member at such time incorporated in the United States and any other Obligor which is a U.S. Person.

"U.S. Patent Assignment for Security Purposes" means the assignment for security purposes dated 13 May 1998 and granted by the Company in favour of the Security Agent as the same has been and may be amended from time to time.

"U.S. Patent and Trademark Security Agreement" means the patent and trademark agreement dated 13 May 1998 and granted by the Company in favour of the Security Agent as the same has been and may be amended from time to time.

"U.S. Person" means a Person who is a citizen or resident of the USA, and any corporation of other entity created or organised in or under the laws of the USA.

"U.S. Pledge Agreement" means the pledge agreement dated 13 May 1998 granted by the Company in favour of the Security Agent as the same has been or may be amended from time to time.

"U.S. Security Agreement" means the security agreement dated 13 May 1998 and granted by the Company in favour of the Security Agent as the same has been or may be amended from time to time.

"Utilisation" means:

(a) when designated "Standby L/C", a utilisation under this Agreement of the Standby L/C Facility;

(b) when designated "Tranche A" Revolving Facility, a utilisation under this Agreement of the Tranche A Revolving Facility;

(c) when designated "Tranche B" Revolving Facility, a utilisation under this Agreement of the Tranche B Revolving Facility;

(d) without any such designation, a utilisation of the Standby L/C Facility, the Tranche A Revolving Facility or Tranche B Revolving Facility as the context requires.

"Utilisation Date" means in relation to each Advance, the date specified as such in the relevant Drawdown Request.

"VAT" means value added tax owed to the United Kingdom Customs & Excise or any similar or analogous tax in any jurisdiction owed to an equivalent authority or body.

"Warrant Agreement" means the warrant agreement to purchase shares of Class A common stock dated on or about the Amendment Date between the Company, Thayer, Perseus and the Soros Investors.

"Year 2000 Expenditure" means, in respect of any Person, any expenditure incurred relating to the reprogramming required to permit the proper functioning, in and following the Year 2000 of such Person's computer systems and equipment containing embedded microchips (including systems and equipment supplied by others or with which such Person's systems interface) and the testing of all such systems and equipment, as so reprogrammed.

1.2  Financial Terms
"A Common Stock" means the voting A Common Stock of the Company authorised by the constitutive documents of the Company as at the date hereof.

"B Common Stock" means the non-voting B Common Stock of the Company authorised by the constitutive documents of the Company as at the date hereof.

"C Common Stock" means the voting C Common Stock of the Company authorised by the constitutive documents of the Company as at the date of the completion of the Diamond Back Acquisition.

"Capital Expenditure" means any expenditure which should be treated as capital expenditure in the audited consolidated Financial Accounts of the Group in accordance with the Applicable Accounting Principles.

"Consolidated Adjusted EBITDA" means for any period comprising a three month Accounting Period of the Company the operating income of the Group for such period expressed in DM:

before taking into account all Extraordinary Items (whether positive or negative) and one-off expenses not exceeding, in aggregate US$1,200,000 in the annual Accounting Period ending 31 December 2000 which represents the total of
(i) consultancy fees payable to Concours Group and incurred by Derby Cycle Werke GmbH and (ii) severance costs incurred by the Company in respect of the reorganising of the sales force of Group Members incorporated in the US;

before taking into account and any one-off payments of premia or otherwise made by any Group Member in connection with Hedging Protection Agreements entered into in accordance with the Approved Hedging Programme within 30 days of the date of this Agreement;

before taking into account any provisioning undertaken under the Approved Provisioning Procedure;

before deducting income tax expense;

before deducting charges to depreciation and amortisation excluding amortisation attributable to a prepaid cash item arising in the ordinary course of business, the amortisation of any goodwill and amortisation of Transaction Costs in an amount not exceeding $8,800,000 in aggregate in all Accounting Periods post Closing;

before deducting Interest (whether accrued, paid, deferred or capitalised) as an obligation of any Group Member or Interest accrued in favour of, or paid to, any Group Member;

after deducting (to the extent otherwise included in operating income) any gain over book value arising in favour of the Group on the sale, lease or other disposal of any fixed or intangible asset during such period and any gain arising on any revaluation of any fixed or tangible asset during such period;

after adding back (to the extent otherwise deducted from operating income) any loss against book value incurred by the Group on the sale, lease or other disposal of any fixed or intangible asset during such period and any loss arising on any revaluation of any fixed or intangible assets during such period;

after deducting (to the extent otherwise included in operating income) the amount of retained profit (or adding back the retained loss) of any Group Member (other than the Company) which is attributable to the interest of any shareholder of or, as the case may be, partner in such Group Member which is not a Group Member other than the amount of retained profit or the amount of the retained loss of RIC which is attributable to such non-Group Member's interest in RIC Preference Shares for so long as such shares may be exchanged solely for B Common Stock of the Company and carry no rights greater than as at the date of this Agreement and RIC is prohibited from redeeming such RIC Preference Shares pursuant to the provisions of this Agreement;

after deducting items which have not, or are not due to be paid in cash, including any amortisation, credit, income or provision release (where such provision was not originally increased by reducing operating income) or other credit where cash was received in an earlier period. For the avoidance of doubt, any income related to the defined benefit pensions plans of the Group recognised in accordance with FAS 87 and FAS 132 shall be deducted when calculating Consolidated Adjusted EBITDA and any unrealised income or loss in respect of the change in the mark to market value of foreign exchange contracts recognised in accordance with FAS 52 and FAS 133 where such contracts are in accordance with the Approved Hedging Programme, shall not be included when calculating Consolidated Adjusted EBITDA;

and for the purposes of the foregoing no item shall be effectively taken into account more than once in this calculation and all items shall be determined on a consolidated basis and subject only as may be required in order to reflect the express inclusion or exclusion of items as specified in this definition) in accordance with the Applicable Accounting Principles and as determined from the consolidated Financial Accounts of the Group for such annual Accounting Period or for the quarterly Accounting Periods falling within such period

"Consolidated Adjusted Cash Flow" means for any period comprising a three month Accounting Period of the Company the Net Income of the Group for such period expressed in DM adjusted for movements in working capital, capital expenditure, non cash items and provisions undertaken in accordance with the Approved Provisioning Procedure and otherwise as may be required by generally accepted accounting practices and procedures.

"Dollar Equivalent" means, in respect of any currency other than Dollars, the amount of Dollars able to be purchased with such currency at the rate of exchange applied by the Company or, as the case may be, the Auditors, in compiling the financial statements to which the calculation relates.

"Excluded Share Capital" of the Group means shares in the capital including associated share premium of any Group Member owned by a Person which is not a Group Member which by their terms are or may become redeemable (whether or not subject to the occurrence of any contingency) at any time whilst any Advance or other amount remains outstanding hereunder (whether or not due and payable) or any commitment is in force, without the unanimous prior written consent of the Banks Provided that PIK A Preferred Shares, PIK B Preferred Shares RIC Preference Shares, the PIK C Preferred Shares and the "C" Common Stock shall not constitute Excluded Share Capital for the purposes of this definition Provided further in the case of the RIC Preference Shares and PIK B Preferred Shares that the holders of such shares do not have any greater rights than in existence at the date of this Agreement and in the case of the RIC Preference Shares RIC is prohibited from redeeming such Preference Shares pursuant to the provisions of this Agreement.

"Extraordinary Items" shall be determined in accordance with Applicable Accounting Principles.

"Financial Indebtedness" means any indebtedness expressed in DM for, or for interest (or dividends in the case of paragraph (c)) or other charges relating to, or otherwise in respect of or pursuant to:

(a) monies borrowed or monies raised which are in the nature of borrowings or having the commercial effect of borrowing, including, without limitation, monies raised by the sales of receivables, invoices, bills or notes or other financial assets on terms that recourse may be had to the vendor in the event of non-payment of such receivables or financial assets when due (but only to the maximum extent, actual or contingent, of such right of recourse) and monies raised under acceptance credit facilities and through the issue of bonds, notes, debentures, bills, loan stocks and other debt securities (including any debt security convertible, but not at the relevant time converted, into share capital);

(b) the acquisition cost of assets or services to the extent payable on deferred payment terms after the time of acquisition or possession thereof by the party liable (whether or not evidenced by any bond, note, debenture, loan stock or other debt security), excluding (i) retentions of acquisition consideration normal in the trade concerned, (ii) any payment relating to construction works or the acquisition of fixed assets which will become payable only upon completion or commissioning of certain stages in such works or in the supply programme for such fixed assets and which has not yet become payable by reason of the non-completion or non-commissioning (as the case may be) of such stages, (iii) any such cost payable on deferred payment terms which are normal in the trade concerned, and which do not involve any deferral of payment of any sum for more than four months;

(c) any outstanding Excluded Share Capital (and notwithstanding anything to the contrary contained in this Agreement or in any rule of law or accounting, such Excluded Share Capital shall be deemed for the purposes of this definition to constitute indebtedness of the issuer of it);

(d) moneys received in consideration for the supply of goods and/or services to the extent received more than three months before the due date for such supply (but excluding any liability in respect of bona fide progress payments and deposits or annual subscriptions received from customers in the ordinary course of trade);

(e) instalments under conditional sale agreements entered into primarily as a method of raising finance;

(f) amounts payable under leases (whether in respect of land, machinery, computers, equipment or otherwise) and amounts payable under hire purchase agreements and similar agreements and instruments, in each case where such leases, agreements or instruments are treated as finance leases in accordance with the Applicable Accounting Principles;

(g)  (i)   any guarantee, indemnity, letter of credit or other legally binding instrument to assure payment of, or against loss in respect of non-payment of, any of the indebtedness specified in this definition and any counter-indemnity in respect of any thereof; and/or

     (ii) any legally binding agreement or other instrument entered into in connection with any of the indebtedness specified in this definition requiring, or giving any Person the right (contingently or otherwise) to require, that any other Person invest in, make advances to, purchase assets of or maintain the solvency or financial condition of any other Person;

(h) any interest rate swap, currency swap, currency exchange transaction, cap, floor, collar or option arrangement and any other hedging or treasury transaction (or any combination of any such transactions) which is entered into with a view to managing exposure to fluctuations in interest rates or currency exchange rates (the amount of such Financial Indebtedness in relation to any such transaction shall be calculated by the mark-to-market valuation of such transaction at the time such valuation is carried out);

(i) transactions which involve or have the commercial effect of the borrowing of commodities as part of an arrangement for or in substitution for the raising of finance, the value of indebtedness concerned for this purpose being the sum which must be paid and/or the value in money terms of the commodities which must be delivered by the "borrower" to, or to the order of, the "lender"; and

(j) transactions involving an agreement to sell commodities and a related agreement to purchase at a future date, the same or other commodities where such transactions are entered into primarily as a means of raising finance.

Whenever an amount of Financial Indebtedness of any Person or Persons is to be determined for any purpose, double counting shall be avoided.

"Forward Rolling 12 Week Basis" refers to the calculation of an amount made on the last Business Day of a week based on the sum of the amounts by reference to which such amount is determined over the period commencing on the first day of that week and the immediately succeeding and consecutive eleven week period thereafter. "Interest" means:

(a) interest and amounts in the nature of interest (including, without limitation, the interest element of finance leases) accrued;

(b) prepayment penalties or premiums incurred in repaying or prepaying any Financial Indebtedness;

(c) discount fees and acceptance fees payable or deducted in respect of any Financial Indebtedness (including all fees payable in connection with any letter of credit or guarantee);

(d) any other costs, expenses and deductions of the like effect and any net payment or amount payable or receipt receivable (or, if appropriate in the context, receipt) under any interest rate hedging agreement or instrument (including without limitation under the Hedging Protection Agreements) taking into account any premiums payable for the same and the interest element of any net payment (plus or minus any accrued exchange gains or losses) under any currency hedging instrument or arrangement and dividends; and

(e)  any other distribution in respect of Excluded Share Capital.

For the avoidance of doubt "Interest" includes commitment, utilisation and non-utilisation fees (including, without limitation, those payable under this Agreement) but excludes agent's and front-end, management, arrangement and participation fees with respect to any Financial Indebtedness (including, without limitation, those payable under this Agreement) and (other than in respect of paragraph (d) above) any up-front premium or front-end fee payable pursuant to any Hedging Protection Agreement."Net Income" means the net income of the Group calculated in accordance with generally accepted accounting principles.

"PIK A Preferred Shares" means the Series A Preferred Shares of the Company authorised by the constitutive documents of the Company as at 12 May 1998.

"PIK B Preferred Shares" means the non-voting Series B Preferred Shares of the Company authorised by the constitutive documents of the Company as at 12 May 1998.

"PIK C Preferred Shares" means the non-voting Series C Preferred Shares in the Company authorised by the constitutive documents of the Company as at the date of the completion of the Diamond Back Acquisition.

"RIC" means Raleigh Industries of Canada.

"RIC Preference Shares" means the non-voting Preference Shares of RIC authorised by the constitutive documents of RIC that are exchangeable to A Common Stock and/or B Common Stock pursuant to the terms of such constitutive documents as at the date hereof.

"Rolling 4 Quarterly basis" refers to the calculation of a ratio or an amount made on an Accounting Date based on the sum of the amounts by reference to which such ratio or amount is determined over the quarterly Accounting Period ending on such Accounting Date and the immediately preceding and consecutive 3 quarterly Accounting Periods.

"Total Assets" means the sum of fixed and current assets (including, for the avoidance of doubt, Cash, Cash Equivalent Investments and amounts falling due after more than one year) of the Group determined initially by aggregating the fixed and current assets (including, for the avoidance of doubt, Cash and amounts falling due after more than one year) specified in the Pre-Closing Accounts and, following delivery to the Facility Agent pursuant to Clause 19.1 of the consolidated Financial Accounts of the Group subsequently determined by reference to the consolidated Financial Accounts of the Group most recently delivered to the Facility Agent in accordance with Clause 19.1 (adjusted as the Facility Agent (after consultation with the Company) may reasonably consider appropriate to take account of any change in circumstances which occur thereafter).

1.3  Construction

In this Agreement, save where the context otherwise requires:

(a) references to documents being in the "agreed form" means documents in a form previously agreed in writing by or on behalf of the Company and the Facility Agent;

(b) references to "assets" shall include revenues and the right thereto and property and rights of every kind, present, future and contingent and whether tangible or intangible (including uncalled share capital), references to "shares" shall include stock and references to "freehold property" shall include heritable property in Scotland and other similar interests in real property in other jurisdictions;

(c) the expressions "hereof", "herein", "hereunder" and similar expressions shall be construed as references to this Agreement as a whole (including all Schedules) and shall not be limited to the particular clause or provision in which the relevant expression appears, and references to "this Agreement" and all like indications shall include references to this Agreement as supplemented by the Accession Agreements, the Novation Certificates and any other agreement or instrument supplementing or amending this Agreement;

(d) references to "indebtedness" shall be construed so as to include any obligation or liability (whether present or future, actual or contingent) for the payment, repayment or redemption of any obligation expressed by reference to monetary value or quantity or value of commodities (whether such obligation is performable by the payment of money or in some other way);

(e) references to any of the Transaction Documents and any other agreement, document or instrument shall be construed as a reference to the same as amended, varied, supplemented or novated from time to time (including, where relevant, by any Accession Agreement and/or Novation Certificate);

(f) references (by whatever term) to the Company, each Obligor, the Arranger, each Bank, each Reference Bank, each Agent, each Executive, the Note Trustee, each Noteholder or the parties to this Agreement shall, where relevant and subject as otherwise provided in this Agreement, be deemed to be references to or to include, as appropriate, their respective successors, replacements and assigns, transferees and substitutes permitted by the terms of the Senior Finance Documents;

(g) reference to a time of day is, unless otherwise stated, a reference to London time;

(h) the contents page of, and headings in, this Agreement are for convenience only and shall be ignored in construing this Agreement;

(i) any reference to "certificate", "certifications" (or any like term) in relation to an amount shall be a reference to a certificate containing a reasonable amount of detail as to how such amount was calculated;

(j)  reference to a "judgment" shall include a decree;

(k)  words importing the singular shall include the plural and vice versa;

(l) all references to statutes and other legislation include all re-enactments and amendments of those statutes and that legislation; and

(m) all references to "the date of this Agreement" or "as at the date hereof" (or terms or phrases having a similar meaning) shall, unless otherwise specified, mean 12 May 1998.

1.4  Relationship with the Intercreditor Agreements

This Agreement is entered into subject to, and with the benefit of, the terms of the Intercreditor Agreements.


                                     PART 2

2.   THE FACILITY

2.1  The Facility

2.1
 (a) Subject to the terms and conditions of this Agreement, the Additional Banks grant to the Borrowers a revolving facility of up to DM26,469,550 or the equivalent thereof in Optional Currencies (the "Tranche A Revolving Facility") which shall not be available as Ancillary Facilities.

2.1
 (b) Subject to the terms and conditions of this Agreement (and in the case of an Ancillary Facility, the terms and conditions of the documents evidencing the same) the Original Banks grant to the Borrowers a revolving facility of up to DM182,885,853 (or the equivalent thereof in Optional Currencies) (the "Tranche B Revolving Facility"); of which:

(aa) up to DM170,000,000 may be utilised by the Borrowers listed below in Column 1 in the amount and currency set opposite such Borrower in Column 2 on the
     Closing:

========================================================================================================
Column 1 Borrower                                 Column 2                       Currency
                                                  Deutschmark Amount
========================================================================================================
Derby Holding Deutschland GmbH                    76,000,000                     DM
--------------------------------------------------------------------------------------------------------
Gazelle                                           52,000,000                     $
--------------------------------------------------------------------------------------------------------
Raleigh Industries of Canada Ltd.                 17,000,000                     Dfl
--------------------------------------------------------------------------------------------------------
Raleigh Industries of Canada Ltd.                  5,000,000                      C$
========================================================================================================

of which up to:

     (i) DM64,000,000 (or the equivalent thereof in Optional Currencies) may be made available by the Ancillary Banks to those Borrowers as Ancillary Facilities less the Deutschmark Amount of any outstanding Standby L/Cs at such time (the "Ancillary Facility"); and

     (ii) up to DM15,000,000 (or its equivalent thereof in Optional Currencies) may be utilised by those Borrowers by means of Standby L/Cs (the "Standby Facility"); and

(bb) the Tranche A Revolving Facility shall be utilised in accordance with the terms and conditions of this Agreement, but shall not be utilised unless and until the Tranche B Revolving Facility Available Amount is, or will on the proposed Drawdown Date be reduced to zero in accordance with this Agreement. At no time shall the aggregate Deutschmark Amount of outstanding Tranche A Advances exceed DM26,469,550;

(cc) the full amount of the Facilities (other than the Tranche A Revolving Facility) may be utilised (in accordance with the terms and conditions of this Agreement) by the Borrowers on the Business Day immediately following Closing of which up to:

      (iii) DM182,885,853 (or its equivalent in Optional Currencies) may be made available by the Original Banks by way of Tranche B Advances;

      (iv) DM64,000,000 or the equivalent thereof in Optional Currencies may be made available by the Ancillary Banks to the Borrowers as Ancillary Facilities less the Deutschmark Amount of any outstanding Standby L/Cs at such time; and

      (v) up to DM15,000,000 (or its equivalent thereof in Optional Currencies) may be utilised by means of Standby L/Cs,

     Provided that, subject to the terms and conditions of this Agreement, at no time shall the aggregate Deutschmark Amount of outstanding Tranche B Revolving Advances, Standby L/Cs, amounts owing and unpaid under Clause
     11.3 and Ancillary Commitments exceed DM182,885,853 .

2.2  Nature of Banks' obligations and rights

(a) The obligations of each of the Banks under this Agreement are several. The failure of a Bank to perform any of its obligations will not:

      (i) increase the liability of any other Bank under this Agreement nor impose any liability on the Facility Agent; or

      (ii) relieve any other Party from their respective obligations under this Agreement.

(b) The rights of a Finance Party under this Agreement are several. A Finance Party may, except as otherwise stated in this Agreement, separately enforce those rights.

2.3  Nature of Borrowers' rights and obligations hereunder

(a) Rights and Obligations: The obligations of the Borrowers under this Agreement in their capacities as such shall be separate and independent and not joint and several, provided that the Company and not the other Borrowers (save in their capacity as Guarantors) shall be liable for:

      (i) payment of all amounts becoming due under Clause 15 to the extent that such amounts are not referable to Utilisations made by or to monies received or receivable from or to Tranche A Revolving Commitments, Tranche B Revolving Commitments or, as the case may be, Standby L/C Commitments which are only available (subject to satisfaction of conditions) for drawing by a particular Borrower or Borrowers or are not otherwise in the reasonable opinion of the Facility Agent referable to a particular Borrower or Borrowers; and

      (ii) payment of all amounts due under Clause 25, to the extent that in the reasonable opinion of the Facility Agent such amounts are not referable to a particular Borrower or Borrowers.

(b) Facility Agent's determination: The written determination of the Facility Agent with regard to any matter which is to be determined according to its reasonable opinion shall, in the absence of manifest error, be conclusive. No Person shall have any recourse to the Facility Agent in relation to any such determination if it proves to be the case that its opinion was incorrect.

(c) Company as Obligors' Agent: Each Obligor (other than the Company) by its execution of this Agreement or an Accession Agreement irrevocably authorises the Company to act on its behalf as its agent in relation to the Senior Finance Documents and irrevocably authorises the Company on its behalf to give all notices and instructions (including, in the case of a Borrower, any Request), to execute on its behalf any Accession Agreement and to make such agreements capable of being given or made by any Obligor notwithstanding that they may affect such Obligor without further reference to or the consent of such Obligor including amendments and waivers to this Agreement and such Obligor shall be bound thereby as though such Obligor itself had given such notices and instructions (including, without limitation any Request) or executed or made such agreements.

(d) Company's acts binding: Every act, omission, agreement, undertaking, settlement, waiver notice or other communication given or made by the Company under this Agreement, or in connection with this Agreement, (whether or not known to any other Obligor and whether occurring before or after such other Obligor became an Obligor under this Agreement) shall be binding for all purposes on all other Obligors as if the other Obligors had expressly made, given or concurred with the same. In the event of any conflict between any notices or other communications of the Company and any other Obligor, those of the Company shall prevail. For the avoidance of doubt, references in this Clause 2.3(d) to "Company" shall include the Company acting in its capacity as Obligors' Agent.

2.4  Maximum Total Commitments

     The Total Tranche A Commitment shall not at any time exceed DM26,469,550 (or its equivalent thereof in Optional Currencies) and the Total Tranche B Commitment shall never exceed DM182,885,853.60 (or its equivalent thereof in Optional Currencies).

3.  PURPOSE OF FACILITIES

(a) The proceeds of each Tranche B Revolving and Standby Utilisation (if any) made on the date of Closing were applied as follows:

      (i) first in or towards financing repayment in full by the relevant Borrower its portion of the Existing Financial Indebtedness or, in the case of any Standby L/C issued on behalf of a Borrower in or towards the support of any of its existing Permitted Financial Indebtedness and in each case in accordance with the Funds Flow Memorandum at Closing; and

      (ii) second in or towards financing payment by the Company of the Transaction Costs.

(b) The proceeds of each subsequent Utilisation (including for the avoidance of doubt, a Tranche A Revolving Utilisation) shall be applied in or towards financing the general working capital requirements and/or other corporate purposes of the relevant Borrower and its Subsidiaries, or, in the case of a Standby L/C, such standby L/C shall be issued to support the relevant Borrower's Permitted Financial Indebtedness provided by the Beneficiary of such Standby L/C to such Borrower.

(c) Without affecting the obligations of any of the Borrowers under (a) or (b) above, no Finance Party shall be obliged to concern itself with the application of amounts raised by any of the Borrowers under this Agreement.

(d) Each Borrower undertakes that no Advance, Standby L/C or Ancillary Facility shall be used in any way which would be illegal under, or would cause the invalidity or unenforceability (in whole or in part) of any Senior Finance Document under any applicable law.

4. CONDITIONS PRECEDENT TO FIRST UTILISATION UNDER THE TRANCHE A REVOLVING FACILITY

The obligations of each Finance Party to the Company and the Borrowers under this Agreement in relation to the Tranche A Revolving Facility are subject to the condition precedent that on or immediately before the start of the relevant Availability Period all of the representations and warranties in Clause 18.1 (other than those contained in Clause 18.1(l)) are correct in all material respects and no Default has occurred with respect to the Company or any of its Subsidiaries and be continuing immediately before the making of an initial Utilisation under the Tranche A Revolving Facility nor will a Default occur if the initial Utilisation is made as contemplated in this Agreement.

5.  CONDITIONS PRECEDENT TO EACH UTILISATION BY WAY OF ADVANCES AND STANDBY L/CS

The obligation of each Bank to participate in any Utilisation by way of Advances or Standby L/Cs is subject to the condition precedent that:

(a) on both the date that the relevant Request is delivered to the Facility Agent and the Drawdown Date for that Advance or Issue Date for that Standby L/C (as the case may be):

      (i) no Default has occurred which is either continuing or has not been waived in writing by the Facility Agent pursuant to Clause 32;

      (ii) the representations in Clause 18.1 which are to be repeated pursuant to Clause 18.2 on those dates are true and correct; and

      (iii) no other event is outstanding which constitutes (or with the giving of notice, lapse of time, determination of maturity or the fulfilment of any other applicable condition or any combination of the foregoing, is reasonably likely to constitute) a default under any document which is binding on any Obligor or any Material Group Member or any asset of such Obligor or Material Group Member to an extent or in a matter which might have a material adverse effect on the financial condition of any Obligor or Material Group Member or the ability of any Obligor to perform its obligations under the Finance Documents; and

(b) if the information contained in the latest Borrowing Base Summary delivered under this Agreement relates, in respect of Eligible Finished Goods, Eligible Raw Materials or Trade Payables, to a date occurring 50 or more days prior to such Request and, insofar as the information relates to Eligible Receivables or Cash, such information relates to a date occurring more than 5 days prior to the Request an updated Borrowing Base Summary has been delivered to the Facility Agent such that the information contained therein in respect of Eligible Finished Goods, Eligible Raw Materials and Trade Payables does not relate to a date occurring more than 50 days prior to such Request and the information contained therein in respect of Eligible Receivables and Cash does not relate to a date occurring more than 10 days prior to such Request.

6.  UTILISATION OF THE FACILITIES

6.1  Delivery of a Drawdown Request

(a) Subject to the terms and conditions of this Agreement (including, without limitation, Clauses 2.1(b) and 6.15) the Obligors' Agent may utilise the Tranche A Revolving Facility or, as the case may Tranche B Revolving Facility by delivering to the Facility Agent, not later than 11.00 a.m. on the day falling 5 Business Days before the Drawdown Date for the relevant Advance, a duly completed Drawdown Request.

(b) Each Drawdown Request delivered to the Facility Agent shall oblige the relevant Borrower to borrow the Requested Amount on its Drawdown Date on the terms and on the conditions stated in this Agreement

(c)  No more than 15 Advances may be outstanding at any time.

(d) Lyon Investments B.V. may not utilise or attempt to utilise the Tranche A Revolving Facility or Tranche B Revolving Facility

(e) The South African Group may not utilise or attempt to utilise the Tranche A Revolving Facility or Tranche B Revolving Facility.

(f) The Company may not utilise or attempt to utilise the Tranche A Revolving Facility.

6.2  Completion of Drawdown Request

Each Drawdown Request delivered to the Facility Agent pursuant to Clause 6.1 shall be irrevocable and shall not be considered to have been duly completed unless it specifies:

(a) the proposed Drawdown Date, which shall be a Business Day occurring during the relevant Availability Period;

(b)  the identity of the Borrower;

(c) the Requested Amount of the proposed Advance which shall be a Deutschmark Amount which is less than or equal to the Adjusted Available Amount for such Utilisation and which, if less than the Adjusted Available Amount for such Utilisation is a minimum amount of DM5,000,000 and an integral multiple of DM1,000,000 and, in the case of the Company, shall be an amount which when aggregated with all its other outstandings hereunder including, for the avoidance of doubt, any contingent obligation the Company may have in respect of any outstanding Standby L/C (other than in its capacity as a Guarantor) will not exceed the Deutschmark Equivalent of $7,500,000 taking into account the Deutschmark Amount of any Tranche B Advances scheduled to be made, repaid or prepaid and any Standby L/Cs scheduled to be issued or to expire by assuming that the same occurs when due;

(d)  the currency of the Advance (being Deutschmarks or an Optional Currency);

(e) the Term of the Advance being requested, which shall be a period of one, two or three months (or such other duration as the Banks may have previously agreed in writing for such Advances) which will begin on the proposed Drawdown Date and end on a Business Day which is or precedes a Tranche A Final Repayment Date or, as the case may be Tranche B Final Repayment Date

(f) in the case of a Drawdown Request under Tranche A, that the Tranche B Revolving Facility is fully drawn:
     In addition each Drawdown Request shall be accompanied by a Drawdown
     Report.

6.3  Amount of each Bank's participation in an Advance

(a) Subject to the terms of this Agreement, each Additional Bank, or, as the case may be, each Original Bank shall, on the date specified in any Drawdown Request for an Advance, make available to the Facility Agent in the currency of the relevant Advance concerned for the account of the relevant Borrower the amount of its participation in that Advance in the proportion (applied to the Requested Amount) which its Tranche A Revolving Commitment bears to the amount of the Total Tranche A Commitments or, as the case may be, its Tranche B Revolving Commitment bears to the amount of the Total Tranche B Commitments, the amount of a Bank's Tranche B Revolving Commitment and the Total Tranche B Commitments being reduced to take account of the amount of the Ancillary Commitment of any Ancillary Bank at such time). All such amounts shall be made available to the Facility Agent in accordance with Clause 13.1 for disbursement to or to the order of the relevant Borrower in accordance with the provisions of this Agreement;

(b) If a Bank's Tranche A Revolving Commitment, or, as the case may be Tranche B Revolving Commitment is reduced in accordance with this Agreement after the Facility Agent has received a Drawdown Request, then such part of the proposed Utilisation as is attributable to that Bank and exceeds its portion of the Tranche A Revolving Facility Available Amount or, as the case may be the Tranche B Revolving Facility Available Amount (as in each case so reduced) shall not be made and the amount of such Utilisation shall be reduced accordingly.

6.4  Delivery of a Standby L/C Request

(a) Subject to the terms and conditions of this Agreement (including, without limitation, Clause 6.15) the Obligors' Agent may utilise the Standby L/C Facility by delivering to the Facility Agent, not later than 11.00 a.m. on the day falling five Business Days or, if the Standby L/C requested on behalf of a Borrower (the "Requested Standby L/C") has an Issue Date that coincides with the Expiry Date of an outstanding Standby L/C (the "Outstanding Standby

     L/C") issued on behalf of such Borrower, the Beneficiary of the Requested Standby L/C is the same Beneficiary as the Beneficiary of the Outstanding Standby L/C and the Requested Standby L/C is requested to be in the same currency and for the same amount as the Outstanding Standby L/C, three Business Days before the Issue Date for that Standby L/C, a duly completed Standby L/C Request.

(b) Each Standby L/C Request delivered to the Facility Agent shall oblige the relevant Borrower to incur liabilities under this Agreement equal to the Requested Amount on its Issue Date on the terms and on the conditions stated in this Agreement.

(c)  No more than 5 Standby L/Cs may be outstanding at any time.

(d) Lyon Investments B.V. may not utilise or attempt to utilise the Standby L/C Facility.

(e) The South African Group may not utilise or attempt to utilise the Standby L/C Facility.

6.5  Completion of Standby L/C Request

Each Standby L/C Request delivered to the Facility Agent pursuant to Clause 6.4 shall be irrevocable and shall not be considered to have been duly completed unless it specifies:

(a) the proposed Issue Date, which shall be a Business Day occurring during the Availability Period;

(b)  the identity of the Borrower;

(c) the Requested Amount of the proposed Utilisation which shall be a Deutschmark Amount which is less than or equal to the lesser of (i) the then Adjusted Available Amount and, (ii) the then Standby L/C Available Facility Amount for such Utilisation and which, if less than the lesser of the Adjusted Available Amount in respect of the Tranche B Revolving Commitment and the Standby L/C Available Amount for such Utilisation is a minimum amount of DM3,000,000 and an integral multiple of DM1,000,000, Provided that, without prejudice to the foregoing, in the case of the Company, the Requested Amount shall be an amount which, when aggregated with all its other outstandings hereunder (including, for the avoidance of doubt, any contingent obligation the Company may have in respect of any outstanding Standby L/C (other than in its capacity as a Guarantor)), will not exceed the Deutschmark Equivalent of $7,500,000 taking into account the Deutschmark Amount of any Tranche B Advances scheduled to be made, repaid or prepaid and any Standby L/Cs scheduled to be issued or to expire by assuming that the same occurs when due;

(d)  the currency of the Standby L/C (being Deutschmarks or an Optional
     Currency);

(e) the Expiry Date of such Standby L/C which shall be no more than twelve months after the Issue Date of such Standby L/C and be no later than the Tranche B Final Repayment Date.

(f) the identity of the Beneficiary, together with such other details relating thereto and the liabilities of the Borrower to which the Standby L/C relates as the Facility Agent shall consider appropriate.

6.6  Issuing of Standby L/Cs

(a) If a Borrower requests the issuing of a Standby L/C in accordance with this Agreement, then, subject to sub-paragraph (c) below and Clause 16.2, with effect from the proposed Issue Date for such Standby L/C the Facility Agent on behalf of each of the Banks that are to participate in the issue of such Standby L/C shall issue the same to the relevant Beneficiary, the amount of each such Bank's participation in that Standby L/C being the proportion (applied to the Requested Amount) which its Tranche B Revolving Commitment bears to the amount of the Total Tranche B Commitments (the amount of an Ancillary Bank's Tranche B Revolving Commitment and the Total Tranche B Commitments being reduced to take account of the amount of the Ancillary Commitment of any Ancillary Bank at such time).

(b) If a Bank's Standby L/C Commitment is reduced in accordance with this Agreement after the Facility Agent has received a Standby L/C Request, then such part of the proposed Utilisation as is attributable to that Bank and exceeds its portion of the Standby L/C Available Facility Amount (as so reduced) shall not be made and the amount of such Utilisation shall be reduced accordingly.

(c) If at any time following delivery of a Standby L/C Request, and prior to the issuance of the Standby L/C requested therein any Bank notifies the Facility Agent that it does not agree, by reason of, the Beneficiary thereof being an institution which appears in the Specially Designated National and Blocked Persons List produced by the U.S. Government Office of Foreign Assets Control or on any other such Governmental list or list of any Supranational authority in any other relevant jurisdiction in which such Bank is resident, domiciled or has its Facility Office or is an institution which is not similarly vetoed by any Government or Supranational entity in relation to such Bank in such jurisdiction that such Standby L/C be issued, the Facility Agent shall, promptly upon receipt of such notification inform each of the other Finance Parties and such Standby L/C Request shall be treated, for all purposes, as if it had not been delivered and be void ab initio and the Standby L/C requested therein shall not be made.

(d) The maximum amount required to be paid by the Banks under or in respect of a Standby L/C shall not exceed the "Maximum Amount" (as defined in such Standby L/C) notwithstanding any payments made in respect of such Standby L/C by any Group Member, whether pursuant to Clause 11.3 or otherwise.

6.7  Facility Agent's Authority

For the purposes of Clause 6.6 each Bank hereby authorises the Facility Agent to complete each Standby L/C in which such Bank is to participate (which it shall do through its Facility Office) in the manner contemplated by the relevant Standby L/C Request and this Agreement and to sign such Standby L/C on its behalf and to issue the same to the relevant Beneficiary.

6.8  Copy of Standby L/C

The Facility Agent shall, promptly following the issue of a Standby L/C pursuant to Clause 6.6, forward a copy thereof to the Company, the relevant Borrower on whose behalf such Standby L/C was issued and to each Bank participating therein.

6.9  No Enquiry

No Finance Party need, before the issue of any Standby L/C, make any enquiry or otherwise concern itself as to whether any event has occurred which, under the terms hereof, would relieve such Finance party from its obligations to issue or to participate in the issue of such Standby L/C and accordingly no Borrower shall have any right to resist any claim under Clause 11.3 or otherwise on the ground that the relevant event had occurred before the issue of such Standby L/C.

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

6.10  Definitions

For the purposes of determining the Adjusted Available Amount Clause 6.2(c) and 6.5(c), and the Standby L/C Available Facility Amount in Clause 6.5(c) and otherwise in this Agreement:

"Account Debtor" in relation to any Person means any other Person who is or may become obligated to such Person under, with respect to, or on account of, an Account;

"Accounts" in relation to any Person means all accounts, accounts receivable, other receivables, contract rights, instruments, documents, and notes, whether now owned or hereafter acquired by such Person arising out of the sale, lease or disposal of goods or provision of services by such Person in the ordinary course of its trade which constitute a legal, valid and binding obligation of the relevant Account Debtor (each an "Account");

"Adjusted Available Amount" in relation to an Obligor means the lesser of:

(a) in respect of the Tranche A Revolving Facility, the amount of the Tranche A Revolving Facility Available Amount, in respect of the Tranche B Revolving Facility, the amount of the Tranche B Revolving Facility Available Amount and in respect of the Standby L/C Facility, the amount of the Standby L/C Facility Available Amount; and

(b) the Deutschmark Equivalent at or about 11:00 a.m. on the Business Day preceding the date of the relevant Request delivered to the Facility Agent in respect of the relevant Advance or, as the case may be, the relevant Standby L/C of the Adjusted Borrowing Base of the relevant Obligor;

"Adjusted Borrowing Base" in relation to any Obligor and any Request, means at any time:

(a)  the amount of the Borrowing Base relating to such Obligor;

(b) less the aggregate Deutschmark Amount of Ancillary Facilities (excluding that portion of Ancillary Facilities which are solely available for foreign exchange transactions) and Advances made to, and Standby L/Cs issued on behalf of, such Obligor that are, at such time, outstanding and, in respect of a Utilisation, not scheduled to be repaid or, as the case may be, expire prior to or at the same time as such Utilisation and, taking into account any other Utilisations requested by such Obligor that are scheduled to be made or, as the case may be issued;

(c) less the Deutschmark Amount of such Obligor's Borrowing Base (if any) that has been utilised at such time so as to increase the Adjusted Borrowing Base of another Obligor under the provisions of this definition contained in paragraph (d) below and taking into account any repayment of any Advance scheduled to be made and the amount of any Standby L/C which is scheduled to expire on or before the proposed Utilisation in relation to the Request in question in respect of which such Obligor's Borrowing Base was so utilised;

Provided that for the purposes of this definition, the sum of (a) minus (b) minus (c) shall never be less than zero,

(d) plus (except in the case of the Company) the aggregate of the lesser of (in respect of each Obligor (other than such Obligor itself and without double-counting)):

      (i)   the Adjusted Borrowing Base at such time of each such Obligor; and

      (ii) the Maximum Guarantee Amount of each such other Obligor at such time, as the same is determined by the Facility Agent acting, where it considers appropriate, on the advice of local counsel;

"Borrowing Base" means, at any time;

(a) in relation to any Obligor incorporated in Germany or such other country or countries as the Facility Agent may, from time to time specify for this purpose having regard to applicable laws and current trade practices therein the aggregate of:

      (i)   40% of the aggregate of:

            (aa) its Eligible Raw Materials; plus

            (bb) its Eligible Finished Goods; less

            (cc) the DM equivalent of such Obligor's Trade Payables;

      (ii) 80% of its Eligible Receivables after deducting (A) any VAT payable thereon, (B) to the extent that such Obligor's Trade Payables exceeds the Deutschmark Equivalent of the sum of such Obligor's Eligible Raw Materials and its Eligible Finished Goods an amount equal to such excess and (C) General Provisions; and

      (iii) 100% of its Cash Collateral Amount,

Provided that:

      (iv) such Obligor's Borrowing Base shall be determined in accordance with the order stated above; and

      (vi) if any amount, determined in accordance with the above shall be a negative figure, it shall be deemed to be zero for the purpose of such determination; and

(b) in relation to any Obligor not incorporated in Germany or in respect of which the Facility Agent has not specified as subject to paragraph (a) above, the Deutschmark Equivalent of the aggregate of:

      (i) 80% of its Eligible Receivables after deducting (A) VAT payable thereon and (B) General Provisions;

      (ii) (other than in respect of the Inventory owned, from time to time, by the Swedish Obligor which shall not be included) the sum of 40% of the aggregate of its Eligible Raw Materials and of its Eligible Finished Goods; and

      (iii) 100% of the Cash Collateral Amount;

     in each case determined by reference to the latest Borrowing Base Summary.

"Borrowing Base Summary" means the information required to be prepared by or on behalf of each Obligor and the Company pursuant to the terms hereof in the agreed form in respect of each Obligor's Eligible Receivables, Eligible Finished Goods, Eligible Raw Materials, Cash Collateral Amount and, if applicable, Trade Payables and delivered on a monthly basis in any event and more frequently if required pursuant to the terms hereof and all schedules appendices and other documents exhibited or attached thereto;

"Cash Collateral Amount" in relation to an Obligor, means the amount from time to time standing to the credit of each account of such Obligor from time to time subject to the terms of a Debenture or an Irish Debenture relating to such Obligor;

"Eligible Finished Goods" in relation to any Obligor, means an amount equal to the lower of cost and the market value of the Inventory of such Obligor which consists only of finished goods (as determined by reference to Applicable Accounting Principles) and which is:

(a) subject to the security granted by or pursuant to the Security Documents and in compliance therewith and;

(b)  insured in accordance with the requirements of the Senior Finance
     Documents,

Provided that, in respect of any Obligor:

(i)  all finished goods:

     (AA) against which such Obligor has made or should have made a provision or reserve in accordance with the Approved Provisioning Procedure shall not be included;

     (BB) all finished goods which are held by or in the possession of Person(s) other than the relevant Obligor in relation to whom "Eligible Finished Goods" falls to be determined (unless held by such Person to the order of or on trust or as bailee (subject to the trustee or bailee having no right or interest thereto or therein other than a Permitted Encumbrance) for the relevant Obligor) shall not be included; and

Provided further that this definition may be amended, varied or supplemented by the Facility Agent (acting on the advice of local counsel) so as to reflect any changes to applicable laws or regulations so as to afford the Finance Parties the same level of protection in respect of such Obligor and its "finished goods" as at the date of this Agreement, or, in the case of an Acceding Borrower or as the case may be, an Acceding Guarantor, as the date it became a party to this Agreement; and

"Eligible Raw Materials" in relation to any Obligor, means an amount equal to the lower of cost and the net realisable value of the Inventory of such Obligor which consists of raw materials and consumables (as defined by reference to Applicable Accounting Principles) which is:

(a) subject to the security granted by or pursuant to the Security Documents and in compliance therewith; and

(b)  insured in accordance with the requirements of the Senior Finance
     Documents;

Provided that in respect of any Obligor:

(a) all Inventory which consists only of raw materials and consumables as determined by reference to Applicable Accounting Principles against which the Obligor has made or should have made a provision or reserve in accordance with the Approved Provisioning Procedure shall not be included to the extent of such provision or reserve shall not be included; and

(b) all Inventory which consists only of raw materials and consumables (as determined in accordance with Applicable Accounting Principles) which is held by or in the possession of Person(s) other than the relevant Obligor in relation to whom "Eligible Raw Materials" falls to be determined (unless held by such Person to the order of or on trust or as bailee (subject to the trustee or bailee having no right or interest thereto or therein other than pursuant to a Permitted Encumbrance) for such Obligor) shall not be included; and

(c) this definition may be amended, varied or supplemented by the Facility Agent (acting on the advice of legal counsel) so as to reflect any changes to applicable laws or regulations so as to afford the Finance Parties the same level of protection in respect of the Obligor and its Inventory which consists only of raw materials and consumables (as determined in accordance with Applicable Accounting Principles) as at the date of this Agreement, or, in the case of an Acceding Obligor or, as the case may be, an Acceding Guarantor the date it became a party to this Agreement;

"Eligible Receivables" in relation to any Obligor means the amount of the gross outstanding balance, less all finance charges, late fees and other fees which are unearned, of Accounts which are:

(a) subject to the security granted by or pursuant to the Security Documents and in compliance therewith; and

(b)  insured in accordance with the requirements of the Senior Finance
     Documents;

Provided that in respect of any Obligor, Accounts shall not be included:

     (i) if the Account Debtor has taken any corporate action or other steps have been taken or legal proceedings have been started for its winding-up, administration, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its revenues and assets or the Account Debtor is or has been deemed unable to pay its debts as they fall due, commenced negotiations with any one or more of its creditors with a view to the general readjustment or rescheduling of its indebtedness or has made a general assignment for the benefit of or a composition with its creditors or a moratorium in respect of all or any indebtedness has been applied for, ordered or declared;

     (ii) if such Account(s) are outstanding for a period exceeding 30 days after the due date (provided that if the due date is not specified, the due date shall be deemed to be 30 days after the date of the relevant invoice) or such other period as the Facility Agent shall in its discretion deem to be the minimum such period;

     (iii) if the Account Debtor is a Group Member or an associate or employee thereof;

     (iv) if such Account(s) relate to a transaction entered into on a sale or return or similar basis;

     (v) if such Account(s) are payable more than 270 days after the date of the relevant invoice or if less such other ageing basis as is specified in the Borrowing Base Summary relating to such Obligor and, in any event, such that they do not give rise to a breach of Clause 20.2(e);

     (vi) if such Account(s) have been prepaid to the extent of such prepayment;

     (vii)  if such Account(s) are payable otherwise than in cash;

     (viii) to the extent such Account(s) are subject to Encumbrances (other than pursuant to the Security Documents), set off or selling arrangements or are the subject of any legal action or dispute by the Account Debtor;

     (ix)   if such Account(s) are not evidenced by an invoice or in writing;

     (x) if such Account(s) arise under any licence and the Account Debtor is wholly or partly owned (directly or indirectly) by any Group Member; and

     (xi)   if such Account is owed by an Account Debtor to the Swedish Obligor;
            and

     (xii) any Account owed by an Account Debtor in respect of which the Obligor has made a provision as a result of the Obligor's determination of such Account Debtors' creditworthiness and such Account is not excluded pursuant to one or more of paragraphs (i) -
            (xi) above;

Provided further that this definition may be amended, varied or supplemented by the Facility Agent (acting on the advice of legal counsel) so as to reflect any changes to applicable laws or regulations so as to afford the Finance Parties the same level of protection in respect of such Obligor and its "Accounts" as at the date of this Agreement, or, in the case of an Acceding Borrower or, as the case may be, an Acceding Guarantor the date it became a party to this Agreement;

"Inventory" in relation to an Obligor, means any and all inventory and other stocks in all of its forms, wherever located, now or hereafter existing and whether acquired by purchase, merger or otherwise and all raw materials and work-in-progress, all finished goods thereof and all materials used or consumed in the manufacture, in each case, determined in accordance with Applicable Accounting Principles;

"Maximum Guarantee Amount" means, in respect of any Obligor and a particular Borrower, at any time, the maximum Deutschmark Amount such Obligor would be able to pay (net of any Tax or other amounts payable (other than to the Facility Agent) in connection therewith) to the Facility Agent under its Guarantee if a demand was made thereunder at such time in accordance with the terms and conditions of its Guarantee in respect of any amounts payable by such Borrower under the Senior Finance Documents without contravening any existing applicable law, statute, rule or regulation or any judgment, decree, consent or permit to which such Obligor is subject, or conflict with, or result in any breach of any of the terms of, or constitute a default under any agreement or other instrument to which such Obligor is expressed to be party or is subject to or by which it, or any of its property is bound;

"Standby L/C Facility Available Amount" at any time in respect of the Standby L/C Facility means the lesser of:

(a) the amount of the Standby L/C Commitments taking into account any reduction in the Standby L/C Commitment of a Bank which is an Ancillary Bank, as provided for at Clause 7 less (i) the aggregate of the undrawn portion of all Standby L/Cs issued under this Agreement that are outstanding at such time and (ii) any amount due and payable by any Borrower under Clause 11.3 in respect of any Standby L/C but unpaid and taking into account any Standby L/Cs scheduled to be issued or to expire by assuming that the same occurs when so scheduled; and

(b)  the Tranche B  Revolving Facility Available Amount; and

"Revolving Tranche A Facility Available Amount" means at any time the aggregate amount of the Tranche A Revolving Commitments less the aggregate of the Deutschmark Amount of the outstanding Tranche A Advances at such time, taking into account, in respect of a proposed Utilisation, any Tranche A Advances scheduled to be made, repaid or prepaid by assuming that the same occurs when due.

"Revolving Tranche B Facility Available Amount" at any time means the aggregate amount of the Tranche B Revolving Commitments (taking into account any reduction in the Tranche B Revolving

Commitment of a Bank which is an Ancillary Bank, as provided for in Clause 7 and the reduction in the Total Tranche B Revolving Commitments, as provided for in Clause 11.1 less the aggregate of:

(a) the Deutschmark Amount of the outstanding Tranche B Advances at such time, taking into account, in respect of a proposed Utilisation, any Tranche B Advances scheduled to be made, repaid or prepaid by assuming that the same occurs when due; and

(b) the undrawn portion of all Standby L/Cs issued under this Agreement that are outstanding at such time plus any amounts due and payable by any Borrower under Clause 11.3 in respect of any Standby L/C but unpaid and taking into account any Standby L/Cs scheduled to be issued or expire by assuming that the same occurs when so scheduled.

"Trade Payables" means, in relation to an Obligor and at any time, the amount owed to trade creditors (other than another Group Member) in respect of the supply of Inventory to such Obligor at such time by such Obligor.

6.11  Calculation

When calculating the Eligible Receivables, Eligible Finished Goods, the Eligible Raw Materials or Trade Payables of any Obligor such calculation shall be made in the Local Currency of such Obligor.

6.12  Determination

The Facility Agent shall determine from time to time the Adjusted Available Amount by reference to each of the then latest relevant Borrowing Base Summaries delivered to the Facility Agent pursuant to the terms hereof provided that the Facility Agent shall not be required to have regard to any Borrowing Base Summary which is delivered to it later than two Business Days prior to the date of such determination.

6.13  Undrawn amount

Any part of the Facilities undrawn or unutilised at the end of their respective Availability Periods shall be immediately cancelled (but without prejudice to the Borrowers utilising the Tranche A Revolving Facility in respect of any further Availability Period in accordance with the provisions of this Agreement).

6.14  Deutschmarks in lieu of Optional Currency

Notwithstanding that any Borrower has in any Request delivered hereunder made a request for a Utilisation in an Optional Currency any Bank may by notification to the Facility Agent at any time up to the notification of LIBOR in respect of such Utilisation or, in relation to a Utilisation by way of Standby L/C's issue, confirm that it is unwilling to participate in such Utilisation in such Optional Currency in which case it shall, if it would otherwise be required to participate in such Utilisation in such Optional Currency, not be obliged to do so, but instead be required to participate in such Utilisation in Deutschmarks.

6.15  Dutch Borrowers

At all times following the date falling 30 days after the date of this Agreement the Company shall procure that no Borrower, other than the Company, shall utilise the Tranche B Revolving Facility or the Standby L/C Facility at any time if, at such time, the aggregate Deutschmark Amount of Advances drawn down by Gazelle is less than the Deutschmark equivalent of 75 per cent of the sum of the book value of the gross assets of Gazelle at such time determined in accordance with Applicable Accounting Principles and for this purpose:

(a) If Gazelle has Subsidiaries, the calculation shall be made by using the gross assets of it and its Subsidiaries; and

(b) the calculation of gross assets shall be made by reference to the latest Financial Accounts of Gazelle or, as the case may be a consolidation of the Financial Accounts of it and its Subsidiaries used for the purpose of the then latest unaudited quarterly or audited annual consolidated Financial Accounts of the Group delivered to the Facility Agent under Clause 19.1.

7.   ANCILLARY FACILITIES

7.1  Ancillary Facilities

(a) Subject to the terms and conditions of this Agreement the Obligors' Agent may from time to time by notice in writing to the Facility Agent, request the establishment of an Ancillary Facility by an Ancillary Bank, each such Ancillary Facility to become available with effect from the date (the "Effective Date") (or such later date as the Obligors' Agent and the Facility Agent may agree from time to time) specified in such notice being a date not less than seven Business Days after the date such notice is received by the Facility Agent. Any such notice shall specify:

     (i)   the proposed Borrower;

     (ii) the proposed Effective Date and expiry date for the Ancillary Facility concerned being, in the case of the expiry date, a Business Day on or prior to the Tranche B Final Repayment Date;

     (iii) the type of the proposed Ancillary Facility which may be a committed overdraft facility, BACS, cheque drawing, letter of credit, guarantee, foreign exchange, banking and/or such other cash management facility as such Ancillary Bank may agree provided that no Ancillary Facility shall be made available in respect of any currency other than Deutschmarks or an Optional Currency or such other currencies as are notified to the Facility Agent by the Borrower;

     (iv)  the proposed Ancillary Bank;

     (v) the Ancillary Commitment under the proposed Ancillary Facility at any time (which, when aggregated with the actual and contingent liability of such Ancillary Bank under all other Facilities made available by it, shall not exceed such Ancillary Bank's Revolving Commitment); and

     (vi) the portion (if any) of the Ancillary Facility that may be utilised by way of overdraft, advance, letter of credit or similar facilities and the portion (if any) that may be utilised for the purpose of foreign exchange transactions; and

     (vii) such other details as to the nature, amount and operation of the proposed Ancillary Facility as the Facility Agent may reasonably require,

     and the Facility Agent shall promptly notify each Bank upon receipt of any such notice.

(b) Subject to the terms and conditions of this Agreement, any Bank so nominated shall make the proposed Ancillary Facility available with effect on and from the Effective Date subject to the approval of the Facility Agent (acting reasonably) and the Facility Agent having received notification from such Ancillary Bank that it approves of the proposed Ancillary Facility.

(c) Any material variation in any Ancillary Facility or any proposed increase or reduction in the amount thereof shall be effected on, and subject to the provisions, mutatis mutandis, of this Clause 7.

(d) The maximum aggregate Ancillary Commitments under all of the Ancillary Facilities at any time shall not exceed the lesser of (i) the Tranche B Revolving Facility Available Amount and (ii) DM64,000,000 or (its equivalent in Optional Currencies) less (in either case), the sum of the Deutschmark Amount of any outstanding Standby L/Cs at such time and any amounts due and payable by any Borrower under Clause 11.3 in respect of any Standby L/C but unpaid and taking into account any Standby L/Cs scheduled to be issued or expire by assuming that the same occurs when so scheduled.

(e) Without prejudice to paragraph (d) the sum of the portions of the Ancillary Facilities that may be utilised by way of overdraft, advance, letter of credit or similar facilities may not exceed DM43,000,000 or its equivalent in Optional Currencies and the sum of the portions of the Ancillary Facilities that may be utilised for the purpose of foreign exchange transactions may not exceed DM32,000,000 or its equivalent in Optional Currencies in each case determined by reference to the definition "Ancillary Outstanding".

(f) Any Ancillary Facility provided by an Ancillary Bank shall terminate no later than the Tranche B Final Repayment Date.

(g) Any amounts owing or outstanding under any Ancillary Facility and all banking facilities provided thereunder on the Tranche B Final Repayment Date shall be repaid and/or, as the case may be, cancelled in full by the relevant Borrower on the Tranche B Final Repayment Date.

(h) Subject to the terms and conditions of this Agreement and without prejudice to the proviso contained in Clause 7.2(f), the Tranche B Revolving Commitment of an Ancillary Bank shall be reduced by an amount equal to such Ancillary Bank's Ancillary Commitment and its Standby L/C Commitment shall be reduced by a proportionate amount, until such time as all or part of its Ancillary Facility is cancelled, whereupon such Bank's Tranche B Revolving Commitment shall be increased by the amount its Ancillary Facility has been so cancelled and its Standby L/C Commitment shall be increased by a proportionate amount.

(i) The maximum amount outstanding under Ancillary Facilities made to the Company shall not at any time (when aggregated with all other outstandings hereunder (including, for the avoidance of doubt, any contingent obligation the Company may have in respect of any outstanding Standby L/C (other than in its capacity as a Guarantor)) exceed the Deutschmark Equivalent of $7,500,000 (determined by reference to the definition "Ancillary Outstanding") taking into account any Advances scheduled to be made to, or repaid or prepaid by the Company and Standby L/Cs issued on behalf of the Company scheduled to be issued or expire by assuming that the same occurs when so scheduled.

(j) Lyon Investments B.V. may not utilise or attempt to utilise the Ancillary Facilities.

(k) The South African Group may not utilise or attempt to utilise the Ancillary Facilities.

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

7.2  Operation of Ancillary Facilities

(a) The rate of interest, fees and other remuneration in respect of each Ancillary Facility shall be determined by agreement between the Ancillary Bank and the relevant Borrower concerned and the interest, fees and other remuneration for all Ancillary Facilities shall be based upon the normal market rates and terms from time to time of the Ancillary Bank and shall not be more onerous than the corresponding provisions (if any) of this Agreement.

(b) In the case of inconsistency between any term of an Ancillary Facility and of this Agreement, the terms of this Agreement shall prevail.

(c) Subject to Clause 7.2(a) and (b) above, the terms governing the operation of any Ancillary Facility (including the terms of any counter-indemnity required in connection therewith) shall be those determined by agreement between the Ancillary Bank and the Borrower concerned, provided that such terms are based upon normal commercial terms, save as may be varied by this Agreement. A copy of any such terms shall on request by the Facility Agent be provided by the Ancillary Bank to the Facility Agent (and each Borrower consents to such copies being provided to the Facility Agent and, if requested, any Bank).

(d) Each Borrower and each Ancillary Bank agrees with and for the benefit of each Bank that the Ancillary Outstandings under any Ancillary Facility provided by that Ancillary Bank shall not exceed the Tranche B Revolving Commitment of that Ancillary Bank or the amount of the relevant Ancillary Facility.

(e) Each Borrower and the Ancillary Bank will, promptly upon request by the Facility Agent, supply the Facility Agent with such information relating to the operation of each Ancillary Facility provided by such Ancillary Bank to such Borrower (including, without limitation, the Ancillary Outstandings thereunder) as the Facility Agent may from time to time request. Each Borrower consents to all such information being released to the Facility Agent and each Bank.

(f) No Ancillary Bank may, until notice has been served under Clause 21.2, demand repayment of any moneys made available by it or demand cash cover in respect of any guarantees, documentary credits or similar contingent liabilities made available by it, under its Ancillary Facility or take any action analogous to any of the foregoing under any other type of banking arrangements provided by it under its Ancillary Facility (i) at any time prior to the date on which the Tranche A Revolving Commitments of each Additional Bank are reduced to zero after the last Tranche A Final Repayment Date in accordance with the provisions of this Agreement; and
     (ii) unless there is at such time a Tranche B Advance available to be drawn down under this Agreement in an amount equal to the amount so demanded under the Ancillary Facility (provided that for the purposes of determining whether or not a Tranche B Advance is then available for drawdown the Tranche B Revolving Commitment of the relevant Ancillary Bank shall be deemed to be increased by the amount (not exceeding the amount of its Ancillary Commitment) so demanded) such Tranche B Advance to be used to repay or provide cash cover in respect of the amount so demanded under the Ancillary Facility. On and subject to the terms of this Agreement, each of the Original Banks shall participate in any such Tranche B Advance in such amount as will result, after the making of such Advance, in the proportion which the aggregate amount of its participation in the Tranche B Advances then outstanding bears to the aggregate amount of the Tranche B Advances then outstanding, being equal to the proportion which its Tranche B Revolving Commitment bears to the aggregate of the Tranche B Revolving Commitments.

7.3  Nomination

     Each of the parties hereto agrees that any Bank that has agreed, in accordance with the terms and conditions of this Agreement, to provide an Ancillary Facility may nominate its Affiliate (each such Affiliate being a "Nominated Affiliate"), by giving written notice to the Facility Agent, to discharge such Bank's obligations under this Agreement to provide such Ancillary Facility. To the extent that a Nominated Affiliate provides an Ancillary Facility on behalf of a Bank (the "Nominating Bank"), the Nominating Bank shall be deemed to have discharged such obligations with respect to such Ancillary Facility.

7.4  Delivery of Nominee Notice

     Upon a Nominating Bank nominating an Affiliate in accordance with Clause 7.3, such Nominating Bank shall deliver to the Facility Agent a Nominee Notice in the form of the document contained in Schedule 12.

7.5  Date of Accession

     From the date of delivery of any executed Nominee Notice (the "Delivery Date") by a Nominating Bank in respect of a nominated Affiliate such Nominated Affiliate shall become an Ancillary Bank for the purposes of this Agreement and in particular this Clause 7.

7.6  Execution of Nominee Notice

     Upon receipt of each Nominee Notice duly executed by the relevant Nominated Affiliate the Facility Agent shall execute such Nominee Notice on its own behalf and on behalf of each other Finance Party. Each Finance Party (other than the Facility Agent) hereby irrevocably authorises the Facility Agent to execute such Nominee Notice on its behalf and each Obligor (other than the Company) hereby irrevocably authorises the Company to execute such Nominee Notice on its behalf.

7.7  Rights and Obligations of the Parties

     Each of the parties hereto, upon the Delivery Date, shall acquire the same rights and assume the same obligations, as between themselves and to the Nominated Affiliate, under the Senior Finance Documents, as they would have acquired and assumed had such Nominated Affiliate been an original party to the Facility Agreement. Each Nominated Affiliate shall upon the Delivery Date acquire such rights and assume such obligations under the Senior Finance Documents (including without limitation to be a Secured Beneficiary as defined therein) to and against the parties hereto as if it were an Ancillary Bank at the date of this Agreement.

7.8  Maximum Ancillary Commitment

     The Ancillary Commitment under an Ancillary Facility, proposed to be given by a Nominated Affiliate who has become an Ancillary Bank pursuant to Clause 7.5, shall not, when aggregated with the actual and contingent liability (calculated without reference to Clause 7.9) of the Nominating Bank of such Nominated Affiliate, together with any other Ancillary Facilities provided by such Nominating Bank and/or any of its Affiliates, exceed such Nominating Bank's Tranche B Revolving Commitment.

7.9  Calculations

     For the purpose of this Agreement (including without limitation the calculation of such Bank's Tranche B Revolving Commitment, Standby L/C Commitment, Tranche B Revolving

     Facility Available Amount and Standby L/C Facility Available Amount) any Ancillary Facility provided by a Nominated Affiliate of a Nominating Bank, shall be deemed to have been provided by such Nominating Bank.

7.10 Intercreditor

     The parties hereto agree that any Nominated Affiliate that delivers a Nominee Notice in accordance with the provisions of Clause 7.5 hereof shall, become a party to each of the Intercreditor Agreements as a Bank.

7.11 Term of Ancillary Facility

     Subject to the provisions of this Agreement, when an Ancillary Facility is provided by a Nominated Affiliate it shall be provided on such terms and conditions stipulated in this Agreement with respect to Ancillary Facilities.

                                     PART 3

8.   INTEREST

8.1  Standby L/C Commission

(a) The Borrower identified as such in the Standby L/C Request relating to a Standby L/C shall, on the expiry of each period of three months after the Issue Date of such Standby L/C and on the Expiry Date of such Standby L/C, pay to the Facility Agent for the account of the Banks participating in that Standby L/C a commission, such commission calculated by the Facility Agent at the rate of the Margin on the amount of the undrawn portion of that Standby L/C on each day during the period beginning on the Issue Date of that Standby L/C is issued and ending on the Expiry Date of such Standby L/C.

(b) If a Borrower procures the release of a Bank from its obligations under a Standby L/C pursuant to Clause 16.2 such Bank shall not be entitled to any commission occurring thereon after the date of such release.

8.2  Interest rate

Subject to Clause 9, the rate of interest which shall accrue on each Advance during its Term is the rate, per annum, determined by the Facility Agent to be the aggregate of:

(a)  LIBOR relative to such Advance for such Term;

(b)  the applicable Margin; and

(c) in the case of an Advance denominated in Sterling, the Additional Cost applicable thereto from time to time during such Term.

8.3  Due date

Save as otherwise provided in this Agreement, accrued interest on each Advance during its Term is payable by the relevant Borrower in arrears on its Repayment Date and, if any Term exceeds six months, on the expiry of each period of six months during such Term.

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

8.4  Duration

Interest shall accrue (both before and after judgment) from (and including) the Drawdown Date for the relevant Advance to (but excluding) the date that such Advance is repaid in full.

8.5  Notification of LIBOR by Facility Agent

The Facility Agent shall promptly notify each of the other Parties of any determination of LIBOR made by it under this Agreement.

9.   DEFAULT INTEREST

9.1  Failure to Pay

If any Borrower fails to pay any amount payable by it under this Agreement or under the Security Documents on the due date (the unpaid balance being an ("Overdue Amount"), such Borrower shall, pay default interest on the Overdue Amount from (and including) the due date to (but excluding) the date such Overdue Amount is repaid in full, both before and after judgment.

9.2  Rate

Subject to Clause 9.4, default interest shall be payable on an Overdue Amount at a rate, per annum, determined by the Facility Agent to be equal to the aggregate of two per cent. (2.00%) plus the applicable Margin (and, in the case of an Overdue Amount denominated in Sterling, the Additional Cost applicable thereto from time to time) and LIBOR.

9.3  Default Interest Period

The period during which an Overdue Amount is outstanding shall be divided into successive periods (each a "Default Interest Period"), each of which (apart from the first) shall start on the last day of the preceding Default Interest Period. The duration of each Default Interest Period shall (save as provided at Clause 9.4) be selected by the Facility Agent having regard, where possible, to the likely date that the relevant Overdue Amount will be repaid in full.

9.4  Unexpired Portion

If any Overdue Amount corresponds to the principal amount payable in respect of an Advance which has become repayable prior to its Repayment Date, the first Default Interest Period which shall be selected by the Facility Agent shall be of a duration equal to the unexpired portion of the Term of such Advance. The rate of the default interest payable in respect of such Overdue Amount during that unexpired period shall be two per cent. (2.00%) over the rate which would have been applicable to such Advance had it not so fallen due.

9.5  On Demand

Any interest which shall have accrued under this Clause 9 in respect of an Overdue Amount shall be payable on demand and, if not paid, compounded at the end of its then current Default Interest Period.

10.  MARKET DISRUPTION

10.1  Disruption events

If, in relation to any Advance and its Term relative thereto:

(a) "LIBOR" is to be determined to pursuant to paragraph (b) of the definition thereof and no, or where there is more than one Reference Bank only one, Reference Bank supplies an interest rate to the Facility Agent as required by the definition of LIBOR after the Facility Agent has requested such a rate from the Reference Banks; or

(b) the Facility Agent shall have received notification from a Bank or Banks whose participations in such Advance constitute at least thirty five per cent. (35%) by value of such Advance that by reason of circumstances affecting the London Interbank Market generally:

     (i) deposits in the currency of such Advance for the same period as such Term will not be readily available to them in the London Interbank Market in sufficient amounts in the ordinary course of business to fund their respective participations in such Advance for such Term; or

     (ii) whilst such deposits are so available, the cost of such deposits exceeds LIBOR as determined in relation to such Advance for such Term; or

(c) the Facility Agent shall have received notification from any Bank (an "Affected Bank") that by reason of applicable law or regulation it is unable to fund its participation in such Advance during such Term by deposit(s) in the currency of such Advance obtained in the London Interbank Market in the ordinary course of business;

the Facility Agent shall promptly give written notice of such determination or notification to the Obligors' Agent and each of the Banks.

10.2  Effect

After the giving of any notice by the Facility Agent following the occurrence of any of the events referred to in Clause 10.1 if the requested Advance was to be denominated:

(a) in an Optional Currency (other than Sterling or Dollars) such Advance shall not be made; or

(b) in Deutschmarks, Sterling or Dollars, the requested Advance will, subject to the terms and conditions of this Agreement, be made by the Banks, have a Term of one month and bear interest during its Term at the rate determined by the Facility Agent to be the aggregate of the Margin plus the rate determined by each Bank before the Repayment Date of the Advance to be the rate which expressed (as a percentage rate per annum) the cost of that Bank of funding its portion of the Advance from whatever source it may select (acting reasonably).

Within three Business Days of the Facility Agent giving a notice under Clause 10.1, the Facility Agent and the Company will enter into negotiations with a view to agreeing a substitute basis for determining the rate of interest which may be applicable to any future Advances. Any substitute basis that is agreed shall be confirmed in writing, be deemed to be a term of this Agreement, take effect in accordance with its terms and be binding on the Parties. The Facility Agent confirms to the Banks that it will not agree to any substitute basis without the prior consent of each Bank.

                                     PART 4

11.   REPAYMENT, PREPAYMENT AND CANCELLATION

11.1  Repayment of Advances

(a) Each Borrower shall repay the full amount of each Advance made to it on the Repayment Date relating to that Advance, provided always that the full amount of each (i) Tranche A Advance outstanding on a Tranche A Final Repayment Date shall be repaid in full on such Tranche A Final Repayment Date (ii) Tranche B Advance outstanding on the Tranche B Final Repayment Date shall be repaid in full on the Tranche B Final Repayment Date, together, in each case with all interest, costs and expenses thereon.

(b) Without prejudice to a Borrower's obligation to repay the full amount of each Advance made to it on the due date, and without any change to the amount of any Advance involved, subject to any contrary legal requirement, where on the same day as such Borrower is due to repay an Advance such Borrower also requests to draw down (and is entitled pursuant to the terms of this Agreement to so draw down) an Advance in the same currency, the amount to be so repaid and the payment by the Facility Agent to such Borrower of the proceeds of the Advance being drawn shall be settled by netting off the one against the other so that the amount actually paid in cash shall be the net amount only.

11.2  Facility Agent to notify Banks of demand

As soon as practicable after it receives a demand for payment under a Standby L/C, the Facility Agent shall notify the Borrower on whose behalf it was issued and the Banks that participated in such Standby L/C of the amount of that demand and the date on which the amount demanded is required to be paid, whereupon that Borrower shall be obliged to pay to the Facility Agent for account of such Banks on such date an amount equal to the amount demanded, as reduced by any sum then standing to the credit of the Standby L/C Accounts (as defined in Clause 31.4) relating to that Standby L/C.

11.3  L/C indemnity

Each Borrower hereby undertakes to indemnify and to hold harmless each Bank from and against all liabilities, costs, losses, damages and expenses which such Bank may at any time incur or sustain as a result of its participation in any Standby L/C requested by such Borrower.

11.4  Banks' Discretion

The Banks that participated in each Standby L/C shall at all times be entitled to make any payment under such Standby L/C for which a request, demand or other claim has been made thereunder in accordance with the terms thereof without further investigation or enquiry and none of them nor the Facility Agent on their behalf need in any way concern itself with the propriety of any claim made or purported to be made under and in the manner required by the terms of such Standby L/C accordingly, it shall not be a defence to any demand made of any Borrower hereunder, nor shall any of the obligations of any Borrower hereunder be impaired by the fact (if it be the case), that any such Bank or the Facility Agent on its behalf was or might have been justified in refusing payment, in whole or in part, of the amounts so claimed.

11.5  Voluntary cancellation

11.5  (a)  Tranche A Revolving Facility

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

           The Obligors' Agent may, by giving to the Facility Agent not less than 10 Business Days' prior notice to that effect, cancel the whole or any part (being a minimum amount of DM1,000,000) of the Total Tranche A Commitments whereupon the Tranche A Revolving Commitment of each Additional Bank shall be reduced by a proportionate amount and pro rata to their respective Tranche A Revolving Commitments at such time

      (b)  Facility Tranche B

           Provided that the Tranche A Revolving Commitments of each Additional Bank have been cancelled, the Obligor's Agent may by giving to the Facility Agent not less than 10 Business Days prior notice to that effect, cancel the whole or any part (being a minimum amount of DM1,000,000) of the Total Tranche B Commitments whereupon the Tranche B Revolving Commitment of each Original Bank (including, for the avoidance of doubt, the Tranche B Revolving Commitment of each Ancillary Bank but disregarding, for this purpose its Ancillary Commitment) shall be reduced by a proportionate amount and pro rata to their respective Tranche B Revolving Commitments at such time and the Standby L/C Commitment of each Bank shall be reduced by a proportionate amount pro rata.

           Provided that the Tranche A Revolving Facility or, as the case may be the Tranche B Revolving Facility shall not be reduced pursuant to this Clause 11.5 to below the Deutschmark Amount of outstanding (or scheduled to be outstanding under this Agreement) Tranche A Advances or, as the case may be Tranche B Advances or the Standby L/C Facility be reduced to below the Deutschmark Amount of Standby L/Cs issued that have not expired or, in respect of which an amount is due and payable by any Borrower under Clause 11.3, or scheduled to be issued (in accordance with this Agreement) on the relevant date, on the assumption that any Tranche B Advances due to be repaid, in accordance with the provisions of this Agreement are so repaid and that any Standby L/Cs due to expire so expire without the Banks party to such Standby L/Cs being required to make any (or any further) payment thereunder.

11.6  Mandatory Prepayment on Listing

(a) If any steps are taken in or towards the Company or any Group Member being Listed the Company shall immediately notify the Facility Agent thereof specifying the date on which the proposed Listing is to occur.

(b) Following receipt of a notice under Clause 11.6(a) above the Facility Agent shall consult with the Company during the period of 30 days following such receipt and shall, if so instructed by the Banks, give a notice of continuance notwithstanding the proposed Listing (a "Listing Notice of Continuance") of the Facilities. During such period a Borrower shall only be permitted to:

      (i) serve a Drawdown Request hereunder which specifies that the Repayment Date for the Advance requested in such Drawdown Request will fall on a date not more than 30 days after the expiration of such period;

      (ii) serve a Standby L/C Request hereunder which specifies that the Expiry Date for the Standby L/C requested in such Standby L/C request will fall on a date not more than 30 days after the expiry of such period; and

      (iii) utilise an Ancillary Facility such that the obligation of the relevant Borrower thereunder in respect of such utilisation will be able to be fulfilled on a date not more than 30 days after the expiry of such period.

     Upon receipt of a Listing Notice of Continuance, the right of each Borrower to serve a Drawdown Request or, as the case may be, a Standby L/C Request and to utilise any Ancillary Facility made available to it at such time without such limitation shall be reinstated.

(c) If at the end of the period referred to in Clause 11.6 (b), the Company has not received a Listing Notice of Continuance then the Facility Agent may, and shall if so instructed by the Majority Banks, declare:

      (i) that any unutilised portion of the Facilities shall be cancelled whereupon the same shall be cancelled and the Tranche A Revolving Commitment, Tranche B Revolving Commitment Ancillary Commitment and Standby L/C Commitment of each Bank shall be reduced to zero;

      (ii) any outstanding Advances with a Repayment Date falling on a date later than the relevant Listing, (the "Listing Date") shall be prepaid on or before the Listing Date, together with accrued interest thereon up to the date of payment and all other amounts payable to the Facility Agent and each Bank hereunder (including any amounts payable under Clause 25.1(b));

      (iii) each Borrower on whose behalf a Standby L/C was issued with an Expiry Date falling on a date later than the Listing Date shall pay to the Facility Agent no later than the Listing Date for the credit of each Bank that participated in such Standby L/C an amount in cash equal to the undrawn amount of such Standby L/C less any sum then standing to the credit of the Standby L/C Accounts (as defined at Clause 31.4) relating to that Standby L/C or procure the release of each such Bank from its obligations under each such Standby L/C; and

      (iv) any outstanding amounts under the Ancillary Facility shall be prepaid or repaid on or before the Listing Date or, in respect of any contingent obligations of the relevant Borrower thereunder cash collateralised by the relevant Borrower unless on or prior to the Listing Date, the relevant Borrower has procured the release of the relevant Ancillary Bank from such contingent liability.

11.7  No reborrowing of cancelled amounts/

      No amounts cancelled under this Clause 11 may be reborrowed. Any amounts so cancelled shall be applied in reducing first pro rata the Tranche A Revolving Commitments of each Additional Bank, and secondly pro rata the Tranche B Revolving Commitments of each Original Bank (including for the avoidance of doubt, the Tranche B Revolving Commitment of each Ancillary Bank (but disregarding for this purpose any Ancillary Commitment and the Standby L/C Commitment of the Banks.)

11.8  Prepayment Fee

Any prepayment or cash collateralisation of any Utilisation made under any provision of this Agreement may be made without any fee or penalty (but without prejudice to any amount due pursuant to Clause 25.1(b)).

11.9 Cancellation and Prepayment of a Bank's Tranche A Revolving Commitment, Tranche B Revolving Commitment and Standby L/C Commitment

(a) If a Borrower is required to make any additional payment to a Bank pursuant to Clause 14 or a Bank claims indemnification under Clause 14 or Clause 15, the Obligors' Agent may, provided that the relevant circumstances are still continuing, serve a notice on such Bank through the Facility Agent, whereupon such Bank's Tranche A Revolving Commitment, Tranche B Revolving Commitment Ancillary Commitment (if any) and Standby L/C Commitment shall immediately be cancelled.

(b) Five Business Days after the date of service of any such notice or on such later date as may be agreed between the Facility Agent, the Obligors' Agent and such Bank, each Borrower shall:

      (i) repay the relevant Bank's proportion of the outstanding Advances together with accrued interest thereon and any other amounts payable by each Borrower to such Bank under this Agreement, including any amount payable in respect of breakage costs on the amount prepaid pursuant to Clause 25.1(b); and

      (ii) pay to the Facility Agent for the credit to the relevant Standby L/C Account on such Bank's books relating to each Standby L/C in which such Bank has participated an amount equal to the amount of its participation in that Standby L/C or alternatively procure the release of such Bank from its obligations under such Standby L/C; and

      (iii) repay any outstanding amounts under any Ancillary Facility provided to it by such Bank and cash collateralise any contingent obligation thereunder or, if the contingent liability is that of the Ancillary Bank, procure the release of the Ancillary Bank from such contingent liability.

11.10  Notices of prepayment and cancellation

(a) Any notice of prepayment and cancellation delivered under this Agreement is irrevocable.

(b) Subject to the provisions of this Agreement each notice shall specify the date upon which such prepayment and cancellation is to be made and the amount of such prepayment and cancellation.

11.11  Notification of Bank(s)

The Facility Agent shall notify the relevant Bank(s) promptly upon receipt of any notice of prepayment and cancellation.

11.12  Only method

No payment, prepayment or cancellation is permitted other than in accordance with the provisions of this Agreement.

11.13  European Economic and Monetary Union

(a) Definitions In this Clause 11.13 and in each other provision of this Agreement to which reference is made in this Clause 11.13 expressly or impliedly (including, without limitation, Clause 15), the following terms have the meanings given to them in this Clause 11.13:

     "EMU" means Economic and Monetary Union as contemplated in the Treaty on European Union;

     "EMU Legislation" means legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency (known as the euro), being in part the implementation of the third stage of EMU;

     "euro" means the single currency of participating member states of the European Union;

     "euro unit" means the currency unit of the euro;

     "national currency unit" means the unit of currency (other than a euro unit) of a participating member state;

     "participating member state" means each state so described in any EMU legislation; and

     "Treaty on European Union" means the Treaty of Rome of 25 March 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on 7 February 1992 and came into force on 1 November 1993), as amended from time to time.

(b) The provisions of Clauses 11.13(c) to 11.13(j) (inclusive) shall apply provided that, if and to the extent that any such provision relates to any state (or the currency of such state) which is not be a participating member state, such provision shall come into effect in relation to such state (and the currency of such state) on and with effect from the date on which such state becomes a participating member state.

(c) Redenomination and Alternative Currencies: Each obligation under this Agreement of a party to this Agreement which has been denominated in a national currency unit shall be redenominated into the euro unit in accordance with EMU legislation provided that, if and to the extent that any EMU legislation provides that an amount denominated either in the euro or in the national currency unit of a participating member state and payable within that participating member state by crediting an account of the creditor can be paid by the debtor either in the euro unit or in that national currency unit, each party to this Agreement shall be entitled to pay or repay any such amount either in the euro unit or in such national currency unit.

(d) Utilisations: Any utilisation in the currency of a participating member state shall be made in the euro unit.

(e) Business Days: In relation to any amount denominated or to be denominated in the euro or a national currency unit, any reference to a business day shall be construed as a reference to a day (other than a Saturday or Sunday) on which banks are generally open for business in:

     (a)  London; and

     (b) Frankfurt (or such principal financial centre or centres in such participating member state or states as the Facility Agent may from time to time nominate for this purpose).

(f) Payments to the Facility Agent: Clause 13.1 (Payments to the Facility Agent) shall be construed so that, in relation to the payment of any amount of euro units or national currency units, such amounts shall be made available to the Facility Agent in immediately available, freely transferable, cleared funds so such account with such bank in Frankfurt (or such other

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     principal financial centre in such participating member state as the
     Facility Agent may from time to time nominate for this purpose).

(g) Payments by the Facility Agent to the Banks: Any amount payable by the Facility Agent to a Bank under this Agreement in the currency of a participating member state shall be paid in the euro unit.

(h) Payments by the Facility Agent: In relation to the payment of any amount denominated in the euro or in a national currency unit, the Facility Agent shall not be liable to any Obligor or any Bank in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Facility Agent if the Facility Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in the euro unit or, as the case may be, in a national currency unit) to the account in the principal financial centre in the participating member state which the relevant Obligor or, as the case may be, any Bank shall have specified for such purpose. In this Clause 11.13, "all relevant steps" means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Agent may from time to time determine for the purpose of clearing or settling payments of the euro.

(i) Basis of Accrual: If, in relation to the currency of any state which becomes a participating member state, the basis of accrual of interest or commitment commission expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London Interbank Market for the basis of accrual of interest or commitment commission in respect of the euro, such expressed basis shall be replaced by such convention or practice with effect on the date on which such state becomes a participating member state provided that, if any Advance in the currency of such state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Advance, at the end of the then current Term.

(j) Rounding and Other Consequential Changes: Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU legislation and without prejudice to the respective liabilities for indebtedness of the Obligors to the Banks and the Banks to the Obligors under or pursuant to this Agreement:

     (a) each reference in this Agreement to a minimum amount (or an integral multiple thereof) in a national currency unit to be paid to or by the Facility Agent shall be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the euro unit as the Facility Agent may from time to time specify; and

     (b) save as expressly provided in this Clause 11.13(j), each provision of this Agreement shall be subject to such reasonable changes of construction as the Facility Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or changeover to the euro in participating member states.

12.  PARTIAL PAYMENTS

If the Facility Agent receives a payment which is insufficient to discharge all the amounts due and payable by an Obligor under this Agreement on the day such payment is received, the Facility Agent shall, subject to the Intercreditor Agreements, apply that payment in or towards the discharge of such Obligor's obligations under this Agreement in the following order:

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(a)  firstly (and at its discretion), in or towards payment of any unpaid costs and expenses of the Agents incurred by it in connection with this Agreement;

(b)  secondly, in or towards payment (pro rata) of any unpaid fees under Clause
     26;

(c) thirdly, in or towards payment (pro rata) of any unpaid interest (including default interest) and commission on the Tranche A Revolving Facility;

(d) fourthly, in or towards repayment (pro rata) of any due but unpaid principal under the Tranche A Revolving Facility;

(e) fifthly, in or towards payment (pro rata) of any due but unpaid interest (including default interest) and commission on any other Facility;

(f) sixthly, in or towards repayment (pro rata) of any due but unpaid principal on any other Facility; and

(g) seventhly, in or towards payment of any other amounts due and payable by such Obligor under this Agreement.

13.  PAYMENTS

13.1  To Facility Agent

Subject to the provisions of Clause 13.2, on each date that a Party (other than the Facility Agent) is obliged to make a payment under any of the Senior Finance Documents, that Party shall make the same available to the Facility Agent:

(a) if the amount is denominated in Deutschmarks by payment in Deutschmarks and in same day funds (or in such funds as may be customary in Frankfurt for the settlement in Frankfurt of international banking transactions in Deutschmarks) to the Facility Agent at Chase, Frankfurt Manhattan Bank AG Account No. 9080002101 in the name of Derby Cycle Corporation or such other account as the Facility Agent may have stipulated for such purpose;

(b) if the amount is denominated in Dollars, by payment in Dollars and in same day funds (or in such funds as may be customary in New York City for the settlement in New York City of international banking transactions in Dollars) to the Facility Agent at The Chase Manhattan Bank, New York, 270 Park Avenue New York, NY, 10017 USA, Account No. 544-714108 in the name of Derby Cycle Corporation or such other account as the Facility Agent may have specified for this purpose;

(c) if the amount is denominated in Sterling, by payment in Sterling in immediately available, freely transferable, cleared funds, by CHAPS Sort Code 40-52-06 to the Facility Agent at The Chase Manhattan Bank, 125 London Wall, London EC2Y 5AJ or such other account as the Facility Agent may have specified for this purpose;

(d) if the amount is denominated in Dutch Guilders by payment in Dutch Guilders and in same day funds (or in such funds as may be customary in Amsterdam for the settlement in Amsterdam of international banking transactions in Dutch Guilders) to the Facility Agent at ING Barings, Amsterdam Account No. 0051612607 in the name of Derby Cycle Corporation or such other account as the Facility Agent may have stipulated for such purpose; and

(e) if the amount is denominated in an Optional Currency (other than Sterling, Dutch Guilders or Dollars), by payment in such Optional Currency and in immediately available, freely

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     transferable, cleared funds to such account with such bank in the principal financial centre of the country of such Optional Currency as the Facility Agent shall have specified for this purpose.

13.2 Distribution by the Agents

(a) All payments to be made by any Obligor under any Senior Finance Document shall be paid to or to the order of the Security Agent, provided that the Security Agent hereby consents to all such payments being made to the Facility Agent in accordance with the terms of this Agreement until the Security Documents shall become enforceable and the Security Agent withdraws such consent by notice to the Facility Agent and the Obligors.

(b) Each payment received by any Agent for the account of another Person pursuant to Clause 13.1 shall:

      (i) in the case of a payment received for the account of any Borrower, be made available by that Agent to that Borrower by application, on the date and in the funds of receipt:

            (A) first, in or towards payment of any amounts then due and payable (and unpaid) by that Borrower under any of the Senior Finance Documents; and

            (B) second, in payment to such account as that Borrower shall have properly designated for the purpose in the relevant Drawdown Request or otherwise in writing; and

      (ii) in the case of any other payment, be made available by the Facility Agent to the Person for whose account the payment was received (in the case of a Bank, for the account of its Facility Office) on the date and in the currency and funds of receipt to such account of the Person with the office or bank in the country of the currency concerned as that Person shall have previously notified to the Facility Agent for the purposes of this Agreement.

(c) The Facility Agent or the Security Agent (as the case may be) shall promptly distribute payments received for the account of the Banks among the Banks in accordance with the order of priority contained in Clause 12 pro rata to their respective entitlementsand in the funds and currency of receipt.

13.3 Currency

(a) Interest and commission accrued under this Agreement shall be payable in the currency in which the relevant amount in respect of which it has accrued was denominated during the period of accrual.

(b) The principal of each Advance shall be repaid or prepaid in the currency in which it is denominated.

(c) Amounts payable to the credit of a Standby L/C Account (as defined in Clause 31.4) relating to a Standby L/C shall be payable in the currency in which the relevant Standby L/C is denominated.

(d) Any amount (other than of principal and/or interest) calculated on or by reference to or payable in respect of another amount shall be payable in the currency in which that other amount is denominated at the time of payment.

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(e)  Any other amount payable under this Agreement, unless otherwise provided, shall be payable in Deutschmarks.

(f) If the Facility Agent receives a payment for the account of another Party in connection with this Agreement, the Facility Agent shall make that payment available to such Party for value the same day by transfer to such account of such Party with such bank in the principal financial centre of the country of the currency of such payment as that Party shall have previously notified to the Facility Agent in writing for this purpose.

(g) If a sum is paid under this Agreement to the Facility Agent for the account of another Party, the Facility Agent shall not be obliged to pay that amount to that Party until the Facility Agent has established, to its satisfaction, that it has actually received and retained that sum.

(h) The Facility Agent may, but shall not be obliged to assume that it has received and retained all amounts payable to it under this Agreement on the due date and, in reliance on that assumption, make available to the relevant Party a corresponding amount. If, however, such a sum has not been received and retained by the Facility Agent, the relevant Party shall, on demand by the Facility Agent, promptly refund the corresponding amount to the Facility Agent together with interest on that amount from (and including) the date of payment by the Facility Agent to (but excluding) the date such amount is repaid to the Facility Agent in full, at a rate calculated by the Facility Agent so as to reflect its cost of funding such payment.

13.4 Set-off and counterclaim

(a) All payments required to be made by the Obligors under any of the Senior Finance Documents shall be made without reference to any set-off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

(b) For so long as an Event of Default has occurred which is still continuing, each Obligor authorises each Bank to apply any credit balance to which such Obligor under any of the Finance Documents is entitled on any account of such Obligor with that Bank in satisfaction of any sum due and payable from such Obligor to that Bank under any of the Finance Documents but unpaid. Each Bank is, accordingly, authorised to purchase with any credit balance of any such account such other currencies as may be necessary to effect such application. No Bank shall be obliged to exercise any right given to it by this Clause 13.4(b).

                                     PART 5

14.  TAXES

14.1 Payment of Taxes

All payments to be made by any Obligor under or in respect of any of the Senior Finance Documents shall be made free and clear of and without any deduction or withholding of Tax unless (but without prejudice to this Clause 14) any such Obligor is required by law to make such payment subject to the deduction or withholding of Tax.

14.2 Gross-up

Subject to prompt compliance by the Finance Parties with the provisions of this Clause 14.2 and Clauses 14.7, 14.8 and 14.9, if any Taxes or amounts in respect thereof must be deducted from any payment by an Obligor under any Senior Finance Document (other than in respect of any Tax imposed or a payment which would not have been imposed on that payment, if the relevant Finance Party to which or for whose account that payment was made, had been at the date of the payment a

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Qualifying Bank) or must be made from any amounts paid by any Obligor (or from any corresponding payment by any Finance Party to any other Finance Party under this Agreement), or any such payment shall otherwise be required to be made subject to any Tax, such Obligor shall pay such additional amounts as may be necessary to ensure that the relevant Finance Party receives a net amount equal to the full amount which it would have received had payment not been made subject to the relevant Tax. Each Finance Party shall notify each Obligor through the Facility Agent of the application of this Clause 14 to any payment then due or to become due to it under any Senior Finance Document promptly upon its becoming aware of the same.

14.3  Tax indemnity

Without prejudice to the provisions of Clauses 14.1 and 14.2 if any Finance Party, or any other Person through which a payment relating to this Agreement or the Security Documents is made, is required to make any payment on account of Tax (other than Tax on its overall net income) on or in relation to any sum received or receivable under this Agreement or, as the case may be, the relevant Security Document by that Finance Party, or any other Person through which such a payment is made, the Borrower shall, upon demand by the Facility Agent, indemnify the relevant Finance Party against such payment, together with any interest, penalties and expenses payable or incurred in connection therewith.

14.4  Notification of claims

Without prejudice to Clauses 14.2 or 14.3 if the relevant Borrower so requests, the relevant Finance Party shall notify such Borrower of the reason for making a claim under Clauses 14.2 or 14.3. This Clause 14.4 shall not oblige any Finance Party to disclose any information relating to the organisation of its business or tax affairs or how the amount requested was calculated if it considers, in its sole opinion, that such information is confidential.

14.5  Tax receipts

If, as a result of a payment being made by or on behalf of the Borrower under this Agreement or the Security Documents, the Borrower is required to pay any Tax, the Borrower shall pay such Tax in full to the relevant authority within the time allowed for such payment under applicable law. The Borrower shall, as soon as reasonably practicable after payment falls due to the relevant authority, deliver to the Facility Agent any original (or a Certified Copy) of a receipt issued by the relevant authority evidencing that payment in full has been received by the relevant authority.

14.6 Tax Saving

(a) In the event that, following the imposition of any Tax on any payment by any Obligor (or any corresponding payment by any Finance Party to any other Finance Party under this Agreement) in consequence of which such Obligor is required under Clauses 14.2 or 14.3, to pay such Tax or to pay any additional amount in respect of it, any Finance Party shall in its sole opinion and based on its own interpretation of any relevant laws or regulations (but acting in good faith) receive or be granted a credit against or remission for or deduction from or in respect of any Tax payable by it, or shall obtain any other relief in respect of Tax on its profits or income, which in such Finance Party's opinion in good faith is both identifiable and quantifiable by it without requiring such Finance Party or its professional advisers to expend a material amount of time or incur a material cost in so identifying or quantifying or at the written request of the Obligor and if the Finance Party is of the opinion that it will recover the cost incurred, after incurring such cost (any of the foregoing, to the extent so identifiable and quantifiable, being referred to as a "saving"), such Finance Party shall, to the extent that it can do so without prejudice to the retention of the relevant saving and subject to deduction for reasonable costs and subject further to such Obligor's obligation to repay the amount to

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     such Finance Party if the relevant saving is subsequently disallowed or cancelled (which repayment shall be made promptly on receipt of notice by such Finance Party of such disallowance or cancellation), reimburse such Obligor promptly after receipt of such saving by such Finance Party with such amount as such Finance Party shall in its sole opinion but in good faith have concluded to be the amount or value of the relevant saving.

(b) Nothing contained in this Agreement shall interfere with the right of any Finance Party to arrange its Tax and other affairs in whatever manner it thinks fit and, in particular, no Finance Party shall be under any obligation to claim relief from Tax on its corporate profits, or from any similar Tax liability, in respect of the Tax, or to claim relief in priority to any other claims, reliefs, credits or deductions available to it or to disclose details of its Tax affairs. No Finance Party shall be required to disclose any confidential information relating to the organisation of its affairs.

(c) Each Finance Party will notify the relevant Obligor promptly of the receipt by such Finance Party of any saving and of such Finance Party's opinion as to the amount or value of that saving.

14.7 U.S Taxation-delivery of forms and statements

(a) Each Finance Party which is not a U.S. Person shall (as soon as it is reasonably practicable for it to do so after the date hereof or upon becoming a party to this Agreement (as the case may be)) deliver (through the Facility Agent) to each U.S. Obligor which is a Borrower duly completed and signed, two copies of such form or forms as may be required to indicate that such Finance Party is entitled to receive payments under this Agreement without deduction, withholding or payment by the U.S. Obligor of any United States federal Taxes, including without limitation, either:-

     (i) two copies of Form 1001 of the Internal Revenue Service of the United States of America (relating to an applicable double revenue tax treaty concluded by the United States of America); or

     (ii) two copies of Form 4224 of the Internal Revenue Service of the United States of America (relating to income effectively connected with the conduct of a trade of business in the United States of America).

     Each such Finance Party, subject as otherwise provided in Clause 14.7(b), shall deliver (through the Facility Agent) to each U.S. Obligor additional duly completed copies of any of the above forms and/or such additional or successor forms as shall be adopted from time to time by the Internal Revenue Service of the U.S.A. if it is notified by the U.S. Obligor or the Internal Revenue Service of the U.S.A. that any previous such form delivered by it pursuant to this Clause 14.7 has expired or that Finance Party becomes aware that any such form shall have become incomplete or inaccurate in any respect unless prior to that delivery any event occurs which renders the relevant form inapplicable.

(b) Each Finance Party which is a U.S. Person shall deliver (through the Facility Agent) to each U.S. Obligor a statement signed by an authorised signatory of the Finance Party to the effect that it is a U.S. Person and if necessary to avoid United States backup withholding, two duly completed and signed copies of Internal Revenue Service Form W-9 (or successor form) establishing that such Finance Party is organised under the laws of the United States and is not subject to United States backup withholding.

(c) Each Finance Party that is not a U.S. Person that is entitled to an exemption from or reduction of withholding tax under the IRC with respect to payments under this Agreement

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     shall deliver to the Company (with a copy to the Facility Agent), at the time or times prescribed by applicable laws, properly completed and executed documentation prescribed by applicable law or reasonably requested by the Company as will permit such payments to be made without withholding or at a reduced rate.

(d) The Facility Agent shall have no responsibility or liability for and no obligation to check the accuracy or appropriateness of any form or statement delivered by any Finance Party pursuant to Clauses 14.7(a) or 14.7(b) respectively.

(e) If any Finance Party determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to any U.S. Obligor any form or certificate that the Finance party is obliged to submit pursuant to Clauses 14.7(a) or 14.7(b), or that such Finance Party is required to withdraw or cancel any form or certificate previously submitted, the Finance Party shall promptly notify the U.S. Obligor of that fact.

14.8  Double tax-treaties

Each Bank and the Facility Agent or the relevant Obligor (as the case may be) shall as soon as reasonably practicable after the date hereof or upon becoming a party to this Agreement or (as the case may be) after the date a Borrower not incorporated in the United Kingdom accedes to this Agreement submit the form or forms to the appropriate revenue authorities as may reasonably be necessary in order to comply with the requirements of any applicable law or relevant double taxation (if any) in relation to the payment of any interest and commitment commission hereunder to such Bank or the Facility Agent free (or subject to any applicable reduced rate) of deduction or withholding of or on account of any Tax which would otherwise be applicable and, if such Bank or the Facility Agent fails to comply with this Clause 14.8 the relevant Obligor shall not have any obligation to pay any increased amount required by Clauses 14.2 or 14.3 if and to the extent that it would not have been required to make any deduction or withholding (or would only have been required to make any such deduction or withholding at any applicable reduced rate) of or on account of any Tax had such Bank or the Facility Agent complied with this Clause 14.8.

14.9  Qualifying Bank

Each Bank that becomes a party to this Agreement on a date occurring 30 days or more after 12 May 1998 confirms to each of the Obligors that as at the date it becomes a party to this Agreement it is a Qualifying Bank and agrees to notify the Obligors' Agent (through the Facility Agent) promptly if it becomes aware that it is not a Qualifying Bank.

15.  INCREASED COSTS

15.1 Indemnity for increased costs

If any Bank determines that, as a result of:

(a) the introduction or variation of any law or any change in the administration or interpretation of any law; and/or

(b) compliance with any request from or requirement of any central bank or other fiscal, monetary or other authority (including any request or requirement which affects the manner in which a Bank or any Holding Company of such Bank is required to, or does, maintain capital resources having regard to such Bank's obligations under this Agreement and to amounts which are owing to it under this Agreement); and/or

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(c)  the introduction, or changeover or operation of the euro in any participating member state;

     (i) such Bank, or any Holding Company of such Bank, incurs a cost (being a cost which it would not otherwise have incurred) as a result of it having entered into and/or it performing its obligations under this Agreement and/or it assuming or maintaining its Tranche A Revolving Commitment, Tranche B Revolving Commitment or its Standby L/C Commitment under any this Agreement and/or it making one or more Advances under this Agreement and/or assuming or maintaining a contingent liability under any Standby L/C; or

     (ii) such Bank, or any Holding Company of such Bank, is unable to obtain the rate of return on its overall capital which it would have been able to obtain but for it having entered into and/or assuming or maintaining its Tranche A Revolving Commitment, Tranche B Revolving Commitment or its Standby L/C Commitment under this Agreement; or

     (iii) there is any increase in the cost to such Bank, or any Holding Company of such Bank, of funding or maintaining all or any of the assets or liabilities comprised in a class of assets or liabilities formed by, or including, those referable to this Agreement; or

     (iv) such Bank, or any Holding Company of such Bank, becomes liable to make any payment on account of Tax (other than Tax on its overall net income) or otherwise on or calculated by reference to the amount of Advances made or to be made by it under this Agreement and/or any sum received or receivable by it under this Agreement, then the relevant Obligor shall, from time to time on demand by the Facility Agent, pay to the Facility Agent for the account of that Bank, amounts sufficient to indemnify that Bank against, as the case may be, (i) such costs, (ii) such reduction, (iii) such increased costs (or such proportion of such increased costs as is, in the opinion of that Bank, attributable to its funding, maintaining or assuming assets or liabilities referable to this Agreement) or (iv) such liability.

15.2 Exceptions

No Bank shall be entitled to make any claim under Clause 15.1 which:

(a)  is compensated for by the operation of Clause 14;

(b) is attributable to any change in the rate of Tax on the overall net income of such Bank (or the overall net income of the Bank or its Holding Company);

(c) arises as a result of a breach by such Bank of any regulation, guideline or requirement of any central bank or other fiscal, monetary or other authority (whether or not having the force of law);

(d) arises as a result of the implementation by any authority after the date of this Agreement of any of the matters set out in the paper prepared by the Basle Committee on Banking Regulation and Supervisory Practice dated July 1988 (as amended in November 1991) entitled "International Convergence of Capital Measurement and Capital Standings".

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15.3  Notification by Bank

Any Bank proposing to make a claim pursuant to Clause 15.1 shall promptly upon becoming aware of its entitlement to make such a claim notify the Obligors' Agent (through the Facility Agent), setting out, in reasonable detail, the calculation and cause of the amounts claimed. No Bank shall be required to disclose any information relating to the organisation of its affairs which it considers to be confidential.

15.4  Regulation D Compensation

Any Bank which is required by Regulation D issued by the Board of Governors of the Federal Reserve System of the USA to maintain and does maintain any reserves against "Eurocurrency liabilities" (as defined in such Regulation) pursuant to such Regulation may require any U.S. Obligor to pay, contemporaneously with each payment of interest on any Advance (in respect of which the Eurodollar Reserve Percentage applies) made to such U.S. Obligor for any Term relative thereto, additional interest on the participation of such Bank in that Advance at the rate per annum determined from the formula (i) LIBOR applicable to such Advance for that Term divided by (ii) one minus the Euro-Dollar Reserve Percentage minus LIBOR applicable to such Advance for that Term. Any Bank requiring payment by any U.S. Obligor of such additional interest shall notify such U.S. Obligor and the Facility Agent at least five Business Days prior to the last day of each Term each relevant Advance of the amount due to be paid to it with respect to such Advance pursuant to this Clause 15.4 (certifying in that notice that the amount claimed does not exceed such part of the cost to such Bank of maintaining such reserves as in the opinion of that Bank should fairly and reasonably be apportioned to such Advance), which notice shall be final and binding in the absence of manifest error. No Bank shall be required to disclose in support of any claim hereunder any information reasonably regarded by such Bank as being confidential.

16.  ILLEGALITY

16.1 Illegality in relation to Advances

If, as a result of the introduction, imposition or variation of any law, regulation or regulatory requirement of any authority (including any fiscal or monetary authority), it is unlawful for any Bank to make, maintain or fund any Advance, or be a party to this Agreement then, unless such illegality is avoided in accordance with Clause 17:

(a) after delivery of a notice to the Facility Agent detailing the unlawful circumstances, the relevant Bank shall not be obliged to make any Advances or make available any Facilities under any Ancillary Facility to which it is a party and its Tranche A Revolving Commitment shall be cancelled and reduced to zero and/or or its Tranche B Revolving Commitment Revolving Commitment (including any part thereof that is, at such time, being utilised under an Ancillary Facility) shall be cancelled and reduced to zero, whereupon its Ancillary Commitment (if any) shall be cancelled and reduced to zero;

(b) on the date specified in the notice delivered under Clause 16 (a) (which shall not be earlier than the last date on which the relevant Bank determines (acting reasonably) it may legally maintain its participation in the Advances and/or its Tranche A Revolving Commitment or, as the case may be Tranche B Revolving Commitment), the Borrower shall repay such Bank's participation in each outstanding Advance, together with accrued interest thereon and any other amounts owing to that Bank under the Senior Finance Documents or, if the relevant Bank is party to an Ancillary Facility, cash collateralise any contingent obligations owed to such Ancillary Bank under such Ancillary Facility.

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16.2 Illegality in relation to Standby L/Cs

If, as a result of the introduction, imposition or variation of any law, regulation or regulatory requirement of any authority (including any fiscal or monetary authority), it is unlawful for any Bank to participate in or perform its obligations in respect of all or any of the Standby L/Cs issued or to be issued hereunder, then unless such illegality is avoided in accordance with Clause 17:

(a) after delivering of a notice to the Facility Agent detailing the unlawful circumstances, the relevant Bank shall cease to be obliged to participate in such Standby L/Cs hereunder; and

(b) if the Facility Agent on behalf of such Bank so requires, the Borrower that requested each Standby L/C in which that Bank has participated shall, on such date (which shall not be earlier than the last date on which the relevant bank determines (acting reasonably) it may lawfully perform its obligations under each Standby L/C in which such Bank has participated hereunder) pay to the Facility Agent for credit of that Bank for credit to the appropriate Standby L/C Account on such Bank's books relating to that Standby L/C, an amount equal to the amount of its participation in that Standby L/C.

17.  MITIGATION

17.1 Mitigation

(a) If, in respect of any Finance Party, circumstances arise which would, or on the giving of notice would, result in:

     (i)   the application of Clause 10; or

     (ii) an increase in the amount of any payment to be made to it under Clause 14.1; or

     (iii) any claim for indemnification being made or any obligation to increase the amount of any payment under any of Clauses 14.2, 14.3 and Clause 15.1; or

     (iv)  any prepayment or cancellation under Clause 16,

     then, without limiting the obligations of any Obligor under this Agreement, and without prejudice to the terms and conditions of those Clauses, that Finance Party will (provided that it considers that it is reasonably practicable for it to do so), promptly upon becoming aware of the same, notify the Facility Agent and, in consultation with the Facility Agent and the Obligors' Agent, take steps to mitigate the effects of such circumstances, including, if appropriate, changing its Facility Office and/or transferring its rights and obligations under the Senior Finance Documents to another branch or financial institution acceptable to the Obligors' Agent.

(b) No Finance Party shall be obliged to take any steps under this Clause 17 if it considers, in its opinion, that to do so might have an adverse effect on its business, operation, financial condition, or its return under this Agreement or it considers such steps to be unreasonable. This Clause 17.1 shall not oblige any Finance Party to disclose any information relating to the organisation of its business, operations, financial condition or any other matters if it considers, in its sole opinion, that such information is confidential.

(c) In the circumstances where the relevant Borrower would otherwise be entitled or required to prepay any Bank's participation in the Utilisations or make a payment into a Bank's Standby L/C Accounts (or any of them) or procure such Bank's release from its obligations under each Standby L/C (other than as a result of the application of Clause 16 or Clause 21), such Bank

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     will, if requested by the Company, transfer by means of a Novation
     Certificate pursuant to Clause 29.2, such participation (and the related Tranche A Revolving Commitment or, as the case may be Tranche B Revolving Commitment and Standby L/C Commitment) to any bank or financial institution which is a Qualifying Bank and is specified by the Company and has confirmed to such Bank its willingness to acquire such participation, such Tranche A Revolving Commitment or, as the case may be Tranche B Revolving Commitment and such Standby L/C Commitment by means of a Novation Certificate, subject to receipt by such Bank from the proposed transferee of an amount equal to such Bank's entitlement to all principal, accrued interest and other sums payable by the Obligors or any of them under the Senior Finance Documents (whether or not then due) and any amounts then standing to the credit of its Standby L/C Accounts and provided further that any consents required from any Beneficiary in respect thereof has been obtained.

17.2 Costs and Expenses of Mitigation

     Any costs and expenses reasonably incurred by any Finance Party pursuant to this Clause 17 shall be paid by the Obligors' Agent within five Business Days after receipt of a demand specifying the same in reasonable detail.

                                     PART 6

18.  REPRESENTATIONS AND WARRANTIES

18.1 General representations and warranties

The Company acknowledges that the each of the Finance Parties have entered into the Finance Documents in full reliance on the following statements and represents and warrants to each of the Finance Parties that:

(a) Due incorporation and status: each Obligor is a private limited company, duly incorporated and validly existing under the place of its incorporation, possesses the capacity to sue and be sued in its own name, and has the power to carry on its business substantially as now being (or will immediately after the Closing be) conducted and to own its property and other assets;

(b) Corporate power: each Obligor has the power to execute, deliver and perform its obligations under each of the Transaction Documents to which it is a party, and any other document or instrument executed, delivered or to be executed or delivered by it under any of the Transaction Documents; all necessary corporate, shareholder and other action has been taken or will be taken to authorise the execution, delivery and performance of the same and no limitation on its powers to borrow, to guarantee and to grant security will be exceeded as a result of the performance of the transactions contemplated by such documents;

(c) Binding obligations: the Transaction Documents, and any other document or instrument executed or delivered or to be executed or delivered by any Group Member thereunder, constitute or, as the case may be, will constitute valid and legally binding obligations of each of the Obligors which are expressed to be a party thereto and, as far as the Company is aware, in the case of the Recapitalisation Documents and the Note Documents of the other parties thereto and, without limiting the generality of the foregoing (and subject to registration under Section 395 Companies Act 1985 (as amended), the filing of Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, in each case as contemplated by the Security Documents, the Filing of Forms 47 in the Companies Registry Office in Dublin in respect of the Irish Debentures, the registration of the Debentures entered into by those Obligors incorporated in the United Kingdom at the Land Registry or the Land Charges

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     Registry (as appropriate), (to the extent necessary) registration in the
     Land Registry in Ireland in respect of property charges to be created by the Irish Debentures, the filing of particulars of the relevant trade marks (if any) assigned or charged under such mortgage debenture, the registration of the transfers of the shares which are the subject of the relevant mortgages and other Encumbrances created by the Security Documents and other filings and registrations necessary in connection with the Security Documents (including any filings required to be made in connection with Sections 155 to 158 of the Companies Act 1985), and compliance with and registration under any analogous requirements in any other jurisdiction) each of the Security Documents creates the security interest which that Security Document purports to create or, as the case may be, accurately evidences a security interest which has been validly created (except that no warranty is given as to whether any such Encumbrance is of a fixed or floating nature);

(d) No conflict with other obligations: the execution and delivery of each of the Transaction Documents, and any other document or instrument executed or delivered or to be executed or delivered thereunder by any Obligor party thereto, and the performance of each of their respective obligations thereunder, and compliance with their respective provisions, has not and will not (i) contravene any existing applicable law, statute, rule or regulation or any judgment, decree or permit to which any of them are subject, conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which any Group Member is expressed to be a party or is subject to or by which it, or any of its property is bound in a manner which is reasonably likely to result in any liability on the part of the Finance Parties (or any of them) to any third party by reason of any such conflict, (ii) nor, so far as the Company is aware, has it or will it result in the creation, or requirement to create, any Encumbrance on the assets of any Obligor (save for any Encumbrance created pursuant to the Security Documents), or (iii) contravene or conflict with any provision of the Memorandum and Articles of Association (or similar or analogous documents) of any Obligor;

(e) Consents: all material, authorisations, approvals, consents, licences, exemptions, filings, registrations and other matters required by law for or in consequence of (i) the Recapitalisation, and/or (ii) the entry into and performance by each Obligor of and/or the validity of any of the Transaction Documents to which it/they are expressed to be a party or the transactions implemented or to be implemented pursuant thereto and/or (iii) the carrying on of the business of each Obligor and each Material Group Member in the ordinary course have been obtained or effected or will be obtained or effected prior to the date required by law, save (in the case of (ii)) for the filing in the United Kingdom of the prescribed particulars of the Security Documents pursuant to Section 395 of the Companies Act 1985 (as amended), the Filing of Forms 47 in the Companies Registry Office in Dublin in respect of the Irish Debentures, the registration of the Debentures entered into by those Obligors incorporated in the United Kingdom at the Land Registry or the Land Charges Registry (as appropriate), (to the extent necessary) registration in the Land Registry in Ireland in respect of property charges to be created by the Irish Debentures, the filing of particulars of the relevant trade marks (if any) assigned or charged under the Debentures, the registration of the transfers of the shares which are the subject of the relevant mortgages and other Encumbrances created by the Security Documents and other filings and registrations necessary in connection with the Security Documents, all of which filings and registrations have or will be effected promptly after execution;

(f) No winding-up: no order has been made or petition presented (which has not been discharged or stayed within 14 days of it being so presented) or any corporate action taken, or any other steps been taken or legal proceedings started or resolution passed for the winding-up of any Group Member or for an administration order in respect of any Group Member and no distress, execution or other process has been levied on any assets of any

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     Group Member which has not been discharged or which in the bona fide opinion of the Facility Agent is not being contested by the relevant Group Member in good faith;

(g) Insolvency: no order has been made or petition presented or resolution passed for an administration order in respect of any Group Member and no distress, execution or other process has been levied on any assets of any Group Member which has not been discharged, no Group Member has stopped payment and is insolvent or unable to pay its debts within the meaning of
     Section 123(1) Insolvency Act 1986 (construed as if the figure stated at section 123(1)(a) was $100,000), it has not been determined that any Group Member is unable to pay its debts in accordance with Section 123(2) Insolvency Act, no administrative receiver or receiver or receiver and manager, trustee or similar officer has been appointed by any Person of any part of the business or assets of any Group Member;

(h) No default: (i) no Event of Default has occurred and is continuing which has not been waived; (ii) (so far as the Company is aware) save as previously notified to the Facility Agent in accordance with Clause 19.1(e)(vii) no Potential Event of Default has occurred and is continuing which has not been waived; and (iii) no Group Member is in breach of or default under any agreement to which it is a party or which is binding on it or any of its assets which could have a Material Adverse Effect;

(i) No litigation: no action, litigation, arbitration, alternative dispute resolution, or administrative or regulatory proceeding is taking place or pending against any Group Member, and, so far as the Company is aware, no such action, litigation or administrative proceeding is threatened nor are there any current labour disputes involving any Group Member which:

     (i) in the case of any such action, litigation, alternative dispute resolution, arbitration, administrative or regulatory proceedings are reasonably likely to be determined adversely to the relevant Group Member, and which, if so adversely determined would have a Material Adverse Effect; or

     (ii) in the case of any such labour disputes, would have a Material Adverse Effect;

(j)  Group Structure:

     (i) the Structure Memorandum contains descriptions which are true, complete and correct, of the corporate and ownership structure of the Group;

     (ii) there are no companies, partnerships, Joint Ventures, businesses or the like having material assets or indebtedness or trading activities (a) which are a Subsidiary of the Company or (b) in which it or any of its Subsidiaries will have an interest which is not shown in the Structure Memorandum; there are no re-organisational steps affecting the Company or any of its Subsidiaries (including, without limitation, any significant transfers of business or assets from one Person to another and significant disposals) which are not described in the Structure Memorandum;

(k)  Accountant's Report:

      (i) save as is or has been fully and fairly disclosed in the Accountant's Report, the financial information in relation to the Group contained in the Accountant's Report was prepared using generally accepted accounting principles in the United Kingdom, and or gave a true and fair view of the state of affairs of the Group as at the date to which they were prepared and as at such date there were no material liabilities of the

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

            Group which were not disclosed by or shown as being provided for in the Accountant's Report;

      (ii) there has been no material adverse change in the business, operations, assets, prospects, or financial condition of the Group (taken as a whole) since the date the Model was prepared; and

      (iii) the Accountant's Report includes and included or consolidates or consolidated into such financial information the results of each Group Member and does or did not consolidate or include the results of any other company, limited partnership or like entity or business other than Derby International;

(l) Initial Information:

      (i) all information contained in the Information Package was true in all material respects (or, in the case of information provided by any Person other than the Company or its advisors as far as the board of directors of the Company is aware, was true to the best of its knowledge and belief in all material respects at the date (if any) ascribed thereto in the Information Package) and, in respect of the Group's Pre-Closing Accounts was prepared in accordance with Applicable Accounting Principles, all expression's of opinion or intention and all forecasts and projections contained in the Information Package were arrived at after careful consideration, were fair and were based on reasonable grounds, and the Information Package as of its date was not misleading in any material respect and did not omit to disclose any matter, failure to disclose which would result in any information contained in the Information Package being misleading in any material respect in the context of this Agreement and the transactions contemplated hereby; and

      (ii)

(m) All information is correct: all financial and other information provided in writing by, or on behalf of, any Group Member to any Finance Party in connection with this Agreement or the Finance Documents after the date of this Agreement was true and accurate in all material respects when given and (so far as it is aware having made due and proper enquiries) there are no other facts or matters which were available at the time such financial and other information was given, the omission of which would have made any such statement or information provided misleading or a materially inaccurate representation of the situation described therein and all opinions, projections and forecasts given or made have been honestly made and based upon reasonable assumptions;

(n) Financial Accounts: the Business Plan and the Financial Accounts most recently delivered to the Facility Agent under this Agreement have been prepared in accordance with Applicable Accounting Principles and (in the case of audited annual Financial Accounts) give a true and fair view or (in the case of unaudited Financial Accounts) fairly present of the state of affairs of such Group Member (consolidated if prepared on that basis pursuant to Applicable Accounting Principles or if required to be prepared on that basis pursuant to the terms of this Agreement) as at the date to which they are made up and as at such date there were no material liabilities of any Group Member not disclosed in the Financial Accounts which according to Applicable Accounting Principles should have been disclosed and since the Financial Accounts most recently delivered to the Facility Agent under this Agreement there has been no material adverse change in the financial condition or prospects of the Group (as a whole);

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

(o) Tax liabilities: no claims in excess of $50,000 (or the equivalent in other currencies) in aggregate are being or are reasonably likely to be asserted against the Group (as a whole), any Group Member or Group Members with respect to Taxes which are reasonably likely to be determined adversely to such Group Member and no Group Member is overdue in the filing of any Tax returns required to be filed by it and has paid all Taxes shown to be due on Tax returns or any assessments made against it other than those contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with Applicable Accounting Principles;

(p)  Ownership of assets:

      (i) (save to the extent that such may be disposed of without breaching the terms of any of the Finance Documents) each Material Group Member has good title to or valid leases or licences of or is otherwise entitled to use and permit other Group Members to use all assets necessary to conduct its business substantially as conducted by it as at 12 May 1998 or reflected in the Accountant's Report and without limiting the generality of the foregoing, save as aforesaid each Obligor has, with a good and valid title in its own name of its interest in all properties specifically referred to by address or title number in the Security Documents; and

      (ii) each Obligor is the absolute legal and beneficial owner of all rights, title and interest in and to the assets, free from any right of set-off, counterclaim, dispute or Encumbrance (other than a Permitted Encumbrance) comprising the Eligible Finished Goods, the Eligible Receivables, the Eligible Raw Materials and the Cash Collateral Amount that are taken into account when computing such Borrower's Borrowing Base;

(q)  Intellectual Property Rights:

      (i) so far as it is aware (after due and careful enquiry) it (and each Group Member) owns or has licensed to it all the Intellectual Property Rights which are material in the context of its business and which are required by it in order for it to carry on its business in accordance with the Business Plan and it does not (nor do any of its Subsidiaries), in carrying on its business, infringe any Intellectual Property Rights of any third party in any way ;

      (ii) none of the Material Intellectual Property Rights is, to its knowledge, being infringed nor, to its knowledge, is there any threatened infringement of the Intellectual Property Rights, by any third party; and

      (iii) all registered material Intellectual Property Rights owned by it (or any Subsidiary of it) are subsisting and all actions (including payment of all fees) required to maintain the same in full force and effect have been taken;

(r) Representations and Recapitalisation Documents: it has no reason to believe that any representation or warranty by any Person party thereto in any of the Recapitaliation Documents was untrue or inaccurate in any material respect;

(s) Pari passu: the obligations of the Obligors under this Agreement and of the Group Members under the Senior Finance Documents to which they are expressed to be a party (to the extent that any such obligations do not acquire enhanced priority by virtue of the security created and/or conferred by the Security Documents) rank at least pari passu with all other present and future unsecured and unsubordinated obligations of such Group Member with the

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

     exception of any obligations which are mandatorily preferred by law or arise by equity and not only by contract;

(t) Constitutional documents: the documents delivered to the Facility Agent at Closing (or, in the case of the Company, on or before the Amendment Date) or pursuant to an Accession Agreement are, if such documents relate to a Borrower, as at the date the first Advance (if any) is made to such Borrower and, in the case of a Guarantor, as at the date such documents are delivered, true, up to date and complete copies in all material respects, of originals which had not been amended, varied, supplemented or superseded in any way which would be likely to affect the interest of the Finance Parties under any of the Senior Finance Documents;

(u)  Transaction Documents:

      (i) the Recapitalisation Documents, as furnished to the Facility Agent under this Agreement, contain all the terms of the Recapitalisation;

      (ii) other than as provided in (iii), (iv) and (x) below the Recapitalisation Documents contain all the terms of the agreements and arrangements between the Investors and the Company (or any Group Member);


      (iii) other than as provided in (iv) below the Service Contracts and the Articles of Association of the Company contain all the material terms of all the agreements and arrangements between the Executives and the Investors and Derby International and between the Executives and the Company (or any other Group Member);

      (iv) other than as provided in (ii), (iii) and (x) hereof the Management Agreement (if any) contain all the terms and arrangements between Thayer and the Company;

      (v) the Service Contracts of each of the Executives are in full force and effect;

      (vi) the Note Documents and any agreements or documents referred to therein or contemplated thereby contain all the terms of the agreements and arrangements between the Note Issuers, the Note Trustee and the Noteholders, and each of the other Persons expressed to be a party thereto in connection therewith;

      (vii) the Diamond Back Acquisition Agreement, as furnished to the Facility Agent under this Agreement, contain all the terms of the Diamond Back Acquisition; and

      (viii)the Diamond Back Acquisition Agreement contain all the terms of the agreements and arrangements between the Parties thereto;

      (ix) the GSIC Note Documents contain all the terms of the agreements and arrangements between the GSIC Note Issuer, the GSIC Noteholder and each other Persons expressed to be a party thereto in connection therewith;

      (x) other than as provided in Clauses 18.1(ii)-(iv), the Subordinated Finance Documents and the Shareholders' Agreement, contain all the terms of the agreements and arrangements between the Sponsors and each other Persons being a member of the Group expressed to be a party thereto in connection therewith;

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(v)   Encumbrances and Financial Indebtedness:

      (i) no Encumbrances (save for Permitted Encumbrances (if any)) exist over any assets of any Group Member; and

      (ii) no Group Member has any Financial Indebtedness outstanding (save for Permitted Financial Indebtedness) and no Group Member has any Financial Indebtedness owed to it by another Group Member (other than under the Finance Documents) that is not stated in the Intra-Group Loan Memorandum; and

      (iii) the execution of the Transaction Documents by each Obligor expressed to be a party thereto does not create any Encumbrances except as required by the Security Documents and such Obligor's exercise of its rights and performance of its obligations thereunder will not result in the existence of, nor oblige it to create, any Encumbrance over all or any of its present of future revenues or assets except a Permitted Encumbrance;

(w)  Environmental Matters:

      (i) so far as the Company is aware (after due and careful enquiry) each Group Member has obtained all requisite Environmental Licences required for the carrying on of its business as currently conducted and has at all times complied in all material respects with (a) the terms and conditions of such Environmental Licences and (b) all other applicable Environmental Law;

      (ii) so far as the Company is aware (after due and careful enquiry) no Dangerous Substance has been used, disposed of, generated, stored, transported, dumped, released, deposited, owned, leased, occupied or controlled by any Group Member (including any offsite waste management or disposal location utilised by any Group Member) in circumstances where this would be likely to result in the imposition of a liability on any Group Member which would have a Material Adverse Effect;

      (iii) so far as the Company is aware (after due and careful enquiry) there is no Environmental Claim (whether in respect of any site previously or currently owned or occupied by any Group Member or otherwise) pending or threatened, and there are no past or present acts, omissions, events or circumstances that would be likely to form the basis of any Environmental Claim (whether in respect of any site previously or currently owned or occupied by any Group Member or otherwise), against any Group Member which in each case is reasonably likely to be determined against that Group Member and which if so decided would have a Material Adverse Effect;

      (iv) without limiting the generality of Clause 18.1(x)(i), (ii) or (iii) above, so far as the Company is aware (after due and careful enquiry) as at the Closing (a) there is no Environmental Claim (whether in respect of any site previously or threatened which is reasonably likely to be determined against any Group Member and which if so decided would have a Material Adverse Effect, (b) so far as it is aware (after due enquiry) there are no past or present acts or omissions, events or circumstances that would be likely to form the basis of any material Environmental Claim (whether in respect of such site or otherwise) against any Group Member (which is, or will upon the Closing be a Group Member which, if adversely determined, would have a Material Adverse Effect and, (c) so far as it is aware (after due enquiry), since Closing, each Group Member has complied in all material respects with the terms and conditions of all requisite Environmental Licences and applicable Environmental Laws which in each case, if not complied with, would have a Material Adverse

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            Effect and neither it nor any Group Member has received any notice from any third party of any breach of such Environmental Licence or Environmental Law which would have a Material Adverse Effect;

(x)  ERISA:

      (i) no act, omission or transaction has occurred which will result in imposition on any U.S. Obligor or any ERISA Affiliate (whether directly or indirectly) of:-

            (1) either a civil penalty assessed pursuant to section 502(i) of ERISA or a tax imposed by section 4975 of the IRC; or

            (2) breach of fiduciary duty liability damages under section 409 of ERISA;

      (ii) no U.S. Obligor or ERISA Affiliate has maintained or contributed to any Plan that is or was subject to Title IV or ERISA or to the minimum funding requirements of Section 302 of ERISA or Section 412 of the IRC;

      (iii) payment has been made of all amounts which any U.S. Obligor or any ERISA Affiliate is required under the terms of each Multiemployer Plan or applicable law to have paid as contributions to such Multiemployer Plan;

      (iv) each U.S. Obligor and each ERISA Affiliate are in compliance with the presently applicable provisions of ERISA and the IRC with respect to each Multiemployer Plan;

      (v) neither any U.S. Obligor nor any ERISA Affiliate (nor any trade or business that was an ERISA Affiliate) has at any time contributed to or been obliged to contribute to any Multiemployer Plan which, upon the complete or partial withdrawal from such Multiemployer Plan, could result in the imposition of complete or partial withdrawal liability;

(y) Investment Company Status: each U.S. Obligor is either not an "investment company" within the meaning of the United States Investment Company Act of 1940, as amended or is exempt from all provisions of such Act, as amended;

(z) Solvency of U.S. Obligors: as at the Amendment Date each U.S. Obligor is, Solvent. No U.S. Obligor is entering into this Agreement or the transactions contemplated hereby with actual intent to hinder, delay or defraud either present or future creditors. As used herein, "Solvent" means, with respect of any U.S. Obligor on a particular date, that on such date (i) the fair saleable value of the property of such U.S. Obligor is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such U.S. Obligor, (ii) the amount that will be required to pay the probable liabilities of such U.S. Obligor on its debts as they become absolute and matured will not be greater than the fair saleable value of the assets of such U.S. Obligor at such time,
     (iii) such U.S. Obligor is able to realise upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such U.S. Obligor does not intend to, and does not believe that it will, incur debts or liabilities beyond such U.S. Obligor's ability to pay as such debts and liabilities mature, and (v) such U.S. Obligor is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such U.S. Obligor's property would constitute unreasonably small capital after giving due consideration to prevailing practices in the industry in which such U.S. Obligor is engaged. In computing the amount of any contingent liability at any time, it is intended that such

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     liability will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that might reasonably be expected to become an actual or matured liability. For purposes of determining whether any U.S. Obligor is solvent such U.S. Obligor shall take into account all rights of contribution, reimbursement, subrogation and other similar rights that such U.S. Obligor may have from any other Obligor by virtue of such U.S. Obligor making any payment in its capacity as a Guarantor hereunder;

(aa)  U.S. Reserve Regulations:

      (i) no Group Member is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock (as defined herein);

      (ii) no part of the proceeds of any Advance will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of any of Regulation G, T, U or X of the Federal Reserve Board of the U.S.A;

(bb)  U.S. Security Documents:

      (i) The U.S. Pledge Agreement is effective to create in favour of the Security Agent for the rateable benefit of the Secured Beneficiaries (as defined in such document) a legal, valid and enforceable security interest in Collateral (as defined in such document) and constitutes a fully perfected first priority lien on, and security interest in all right, title and interest of the pledgors thereunder in such Collateral, and a prior and superior right to any other person, subject to Permitted Encumbrances that have a priority as a matter of law;

      (ii) each of the U.S. Security Agreement and each of the Bikeshop.com Security Documents (other than those which relate to the Bikeshop.com Intellectual Property Rights) is effective to create in favour of the Security Agent for the rateable benefit of the Secured Beneficiaries (as defined in each such document) and, when financing statements in appropriate form are filed in the offices specified in
            Schedule 5 to the Perfection Certificate (as defined in the US Security Agreement) or in such other offices as are required, each of the U.S. Security Agreement and each of the Bikeshop.com Security Documents (other than those which relate to the Bikeshop.com Intellectual Property Rights) create a fully perfected lien on, and security interest in, all right, title and interest of the grantors thereunder in Collateral (as defined in each such document) in which a security interest may be perfected by the filing of financing statements, in each case prior and superior in right to any other person, other than with respect to Permitted Encumbrances that have a priority as a matter of law;

      (iii) to the extent that the laws of the United States are applicable thereto, the U.S. Patent and Trademark Security Agreement, the U.S. Patent Assignment for Security Purposes and each of the Bikeshop.com Security Documents which relate to the Bikeshop.com Intellectual Property Rights (the "US IP Security Documents") recorded in the United States Patent and Trademark Office and all relevant offices, the U.S. IP Security Documents create a fully perfected lien on, and security interest in, all right, title and interest of the grantors thereunder in the federally registered and applied for Patents and Trademark Collateral (as defined in the U.S. IP Security Documents), in each case prior and superior in right to any other Person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office or such other relevant office may be

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            necessary to perfect a lien on U.S. registered, trademarks, trademark applications, U.S. patents and patent applications copyrights and all other intellectual property rights acquired by the grantors after the date hereof and the registration of any copyright may be required to perfect a lien in such copyright), subject to Permitted Encumbrances that have a priority as a matter of law;

(cc)  U.S. Obligors:

      (i) no Obligor has any ownership interest in any capital stock of any Person organised under the laws of any State of the United States, except for such ownership interests that are Collateral under the U.S. Pledge Agreement; and

      (ii) no Obligor directly owns any assets located in the United States, except for (x) assets constituting real property, (y) assets that are subject to the U.S. Pledge Agreement in accordance with clause
            (i) above and (z) assets that are Collateral under the U.S. Security Agreement;

(dd) Year 2000: in relation to each Obligor which is not a Dormant Company, any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) each such Obligor's computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which each such Obligor's systems interface) and the testing of all such systems and equipment, has been completed , The computer and management information systems of each such Obligor are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit each Obligor to conduct its business without Material Adverse Effect;

(ee) Disqualified Stock: none of the Company's share capital constitutes Disqualified Stock as defined in the Senior Notes.

18.2 Repetition of representations and warranties

The representations and warranties contained in Clause 18.1:

(a)  are made by the Company on the Amendment Date; and

(b) will be deemed to be repeated by the Company on each date that a Request is delivered to the Facility Agent, on each Drawdown Date, each Issue Date, each Interest Date and each Expiry Date as if made with reference to the facts and circumstances existing at that time,

Provided that the representations and warranties set out in Clause 18.1 (k),
(l), (m) (to the extent that it relates to information delivered prior to 12 May
1998), and (n) to the extent it relates to the Business Plan, shall not be repeated after 12 May 1998.

                                     PART 6

19.  UNDERTAKINGS

19.1 Information undertakings

(a)  Financial Accounts

     The Company undertakes it shall furnish or procure that there shall be furnished to the Facility Agent in sufficient copies for each of the Finance Parties:

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      (i)  Audited Financial Accounts:

           (A) promptly upon the same being available but in any event not later than 120 days from the end of the annual Accounting Period to which the Financial Accounts relate the audited consolidated Financial Accounts of the Group for such Accounting Period ending after the date hereof (comprising at least an audited consolidated balance sheet, profit and loss account and cash flow statement (and the notes thereto) for such Accounting Period);

           (B) (without prejudice to (A) above) promptly after the same have been prepared the audited Financial Accounts of any Group Member to the extent that the same are prepared; and

           (C) promptly upon the same being available but in any event prior to the date falling 150 days from the end of the Accounting Period to which the Financial Accounts relate or, if later, 150 days from the date the relevant request by the Facility Agent was made, the audited Financial Accounts of any Material Group Member previously requested by the Facility Agent (acting reasonably) for such Accounting Period (comprising at least an audited consolidated (if such Group Member has a Subsidiary or Subsidiaries) balance sheet, profit and loss account and historic cash flow statement (and the notes thereto) for such Accounting Period), together, in each case, with the report of the auditors thereon, the notes thereto and the directors' report thereon;

     (ii) Quarterly Financial Accounts: as soon as practicable, and in any event within 28 days after the end of each quarterly Accounting Period, copies of the unaudited consolidated accounts for such Accounting Period of the Group, such unaudited consolidated accounts to show the detailed financial information provided for quarterly financial reporting in the Proforma Financial Accounts (comprising at least (A) a consolidated balance sheet and profit and loss account for such quarter and cumulatively for the period from the beginning of the current annual Accounting Period to the end of such quarterly Accounting Period, (B) a year to date consolidated cash flow statement for the period from the beginning of the current annual Accounting Period to the end of such quarterly Accounting Period, (C) details of Capital Expenditures in such quarterly Accounting Period, (D) a report on the main operational, commercial and financial issues arising during such Accounting Period and explaining any variances against thebudget and the Model for such quarterly Accounting Periods, (E) operating company results and commentary (including, but not limited to, the state of the market, the level of discounting in operation during such quarterly Accounting Period and the status of any sourcing savings pursuant to the ATK Report), (F) details of sales, gross margin and EBITDA margin (including comparison with the budget and Model at Group level and in respect of all operating companies in the Group), (G) accounts payable and ageing creditor schedules, (H) any items which the Group is required to report progress on in accordance with the Phase II monitoring work carried out by KPMG pursuant to the Engagement Letter and (I) confirmation of the amount of headroom available at the end of such quarterly Accounting Period under the baskets permitted under the Note Indentures);

     (iii) Monthly Management Financial Accounts: as soon as practicable, and in any event within 28 days after the end of the monthly Accounting Period to which they relate, copies of the unaudited monthly management accounts of the Group, such unaudited

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            monthly management accounts to be in an agreed form, split out monthly and on a year to date basis to show the detailed information provided for monthly financial reporting in the Proforma Financial Accounts, and comprising at least (A) a written report by an Executive Officer on the main operating and financial issues (if any) arising during such Accounting Period, (B) a comparison of actual performance for such Accounting Period relative to the latest Budget, (C) confirmation that all premiums payable in that monthly Accounting Period in respect of all Material Insurances maintained by the Group (or any Group Member) have been paid by such time so as to ensure that those Material Insurances remain in full force, (D) a consolidated balance sheet and profit and loss account for such month, (E) a year to date consolidated cash flow statement from the beginning of the current annual Accounting Period to the end of such monthly Accounting Period, (F) operating company results and commentary for such monthly Accounting Period (including, but not limited to, the state of the market, the level of discounting in operation during such quarterly Accounting Period and the status of any sourcing savings arising out of the ATK Report), (G) details of sales, gross margin and EBITDA margin (including comparison with the budget at Group level and operating company level), (H) accounts payable and ageing creditor schedules and (I) any items which the Group is required to report progress on in accordance with the Phase II monitoring work carried out by KPMG pursuant to the Engagement Letter, all such Financial Accounts to be approved by an Executive Officer (or in their absence one other director of the Company) and one other director of the Company (in each case without incurring personal liability) as giving an accurate and reasonable view of the financial condition and trading performance of the Group;


      (iv) Borrowing Base Summary: in addition to any Borrowing Base Summary required to accompany a Request under Clause 6, the Company shall deliver (a) a completed Borrowing Base Summary as soon as practicable, and in any event within 5 days after the end of each monthly Accounting Period and (b) monthly borrowing base reports to include information on, but not limited to, accounts receivable, component and finished goods inventory, inventory turnover, progress on the reduction of inventory in Germany and updates on key systems initiatives on the same date as the Monthly Management Financial Accounts are delivered pursuant to Clause 19.1(c)(iii);

      (v) Cashflow Statements: The Company undertakes that it shall furnish to the Facility Agent, or procure that there shall be furnished to the Facility Agent, in sufficient copies for each of the Finance Parties, no later than the Friday before the commencement of a week an actual cashflow statement as at the end of the immediately preceding week and a cashflow forecast in an agreed form for the Group, calculated on a Forward Rolling 12 Week Basis.

      (vi)  Auditor's Confirmations:

           (A) at the same time as the Financial Accounts for the annual Accounting Period in each year are delivered (or, if not delivered, required to be delivered) pursuant to Clause 19.1(a)(i); and

           (B) upon the Facility Agent notifying the Company that it is of the opinion that the process by which one or more of the Borrowing Base Summaries is prepared requires further review and input, as soon as practicable after any such notification, and within 30 days thereafter,

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                the Company undertakes that it will procure that the Auditors shall deliver a certificate to the Facility Agent confirming whether or not each of the Borrowing Base Summaries most recently delivered under this Agreement (or such other Borrowing Base Summaries as are identified for such purpose by the Facility Agent) were, in all material respects, true, complete and accurate and prepared in accordance with the provisions of this Agreement and whether or not the Company has in place satisfactory methods and procedures for obtaining and collating the information required in order for it to be able to compile accurate Borrowing Base Summaries for this Agreement having regard, where appropriate, to each of the specific requirements of this Agreement relating thereto including, without limitation, Clause 6.

(b)  Budgets

The Company undertakes it shall furnish, or procure that there shall be furnished to the Facility Agent in sufficient copies for each of the Finance Parties to the Facility Agent:

      (i) not later than 15 days before the commencement of each annual Accounting Period a budgeted consolidated balance sheet, profit and loss account, cash flow statement, rolling monthly cash forecast of the Group and budgeted monthly Capital Expenditure of the Group, for (or in the case of a balance sheet, as at the end of) the following annual Accounting Period, together with details of the principal assumptions underlying such projections and a description of the proposed activities of the Group during such annual Accounting Period, all as approved by the board of directors of the Company and, in each case, the format, heading and characterisation shall be consistent with the form of monthly management accounts delivered pursuant to Clauses 19.1(a)(ii) and 19.1(a)(iii);

      (ii) not later than the date on which the monthly Financial Accounts in respect of January in each year are required to be delivered pursuant to the terms Clause 19.1(a)(iii) a revision of the budgets furnished to the Facility Agent pursuant to Clause 19.1(b)(i) adjusted so as to reflect the actual opening balance sheet of the annual Accounting Period to which they relate;

      (iii) if, in the course of any annual Accounting Period, the Company updates or revises any of the budgets furnished to the Facility Agent pursuant to Clause 19.1(b)(i) or Clause 19.1(b)(ii) in any material respect, the Borrower shall furnish, or procure that there shall be furnished (as soon as possible and in any event within fourteen days of such revision), to the Facility Agent, sufficient copies for each of the Finance Parties, such updated or revised forecasts, together with a statement, explaining the requirement for such updating or revision;

      (iv) at the same time as it is required to deliver to the Facility Agent Financial Accounts required by Clauses 19.1(a)(ii) and 19.1(a)(iii), a cash flow forecast in an agreed form for the Group to the end of the current annual Accounting Period together with the basis of the assumptions used in its preparation.

(c)  Certificates

     The Company undertakes it shall furnish or procure that there shall be furnished to the Facility Agent in sufficient copies for each of the Finance Parties:

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      (i)   at the same time as the Financial Accounts for any annual Accounting
            Period are delivered (or, if not delivered, required to be delivered) pursuant to Clause 19.1(a)(i):

            (A) a report of the Company in a form reasonably satisfactory to the Facility Agent setting out in reasonable detail computations establishing, as at the date of such Financial Accounts, whether each of the financial undertakings set out in Clause 20 were complied with, and setting out in reasonable detail computations demonstrating the application of the financial ratios set out in Clause 20 for such Accounting Period, such report being confirmed by the Auditors as being true and accurate; and

            (B) a certificate signed by two Authorised Signatories of the Company (one of whom shall be an Executive Officer (in each case without incurring personal liability)), stating that at the date of such certificate no Event of Default has occurred and is then continuing, and that so far as the Company is aware having made due and diligent enquiry, no Potential Event of Default has occurred and is continuing, or providing details of any such Defaults and of any remedial action proposed to be taken;

      (ii) at the same time as the Financial Accounts for any quarterly Accounting Period are delivered (or, if not delivered, required to be delivered) pursuant to Clause 19.1(a)(ii) above a Compliance Certificate, signed by two Authorised Signatories of the Company (one of whom shall be an Executive Officer (in each case without incurring personal liability)):

            (A) setting out in reasonable detail computations establishing, as at the date of such Financial Accounts, whether each of the financial conditions set out in Clause 20 was complied with; and

            (B) stating that as at the date of such certificate no Event of Default has occurred and is then continuing and that so far as the Company is aware having made due and diligent enquiry, or providing details of any such Default and of any remedial action proposed to be taken; and

      (iii) at the same time as the Financial Accounts for any monthly Accounting Period are delivered (or, if not delivered, required to be delivered) pursuant to Clause 19.1(a)(iii):

            (A) a report of the Company in a form reasonably satisfactory to the Facility Agent setting out in reasonable detail computations establishing, as at the date of such Financial Accounts, whether each of the financial undertakings set out in Clause 20 were complied with, and setting out in reasonable detail computations demonstrating the application of the financial ratios set out in Clause 20 for such Accounting Period, such report being confirmed by an Executive Officer (or in their absence one other director of the Company) and one other director of the Company in each case without incurring personal liability as being true and accurate; and

            (B) a certificate signed by two Authorised Signatories of the Company (one of whom shall be an Executive Officer (in each case without incurring personal liability)), stating that at the date of such certificate no Event of Default has occurred and is then continuing, and that so far as the Company is aware having made due and diligent enquiry, no Potential Event of Default has

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                 occurred and is continuing, or providing details of any such
                 Defaults and of any remedial action proposed to be taken;

      (iv) at the same time as the Financial Accounts for the annual Accounting Period in each year are delivered (or, if not delivered, required to be delivered) pursuant to Clause 19.1(a)(i) above the Company shall procure that the Auditors shall confirm (by reference to the relevant Financial Accounts) whether or not each of the financial conditions set out in Clause 20 was complied with.

(d) Reviews: The Majority Banks shall be entitled to request the Facility Agent no more frequently than quarterly to conduct a review of books and accounting records of each Borrower to examine the basis of the information used by the Company to compile the Borrowing Base Summaries delivered to the Facility Agent hereunder provided that:

      (i) any Bank may request on reasonable notice a copy of the results of any such review carried out by or on behalf of the Facility Agent;

      (ii) neither the Facility Agent nor any of its employees, directors, agents or advisers shall have any responsibility or liability whatsoever for the accuracy or completeness of any such review; and

      (iii) the Company shall indemnify the Facility Agent on demand for all reasonable costs and expenses incurred in connection with any such review.

(e) Notifications: The Company undertakes it shall furnish, or procure that there shall be furnished to the Facility Agent, in sufficient copies for each of the Finance Parties:

      (i)   promptly upon their despatch (and in any event within ten Business
            Days), all notices, reports or other documents despatched by or on behalf of any Obligor to (a) its shareholders (in their capacity as shareholders) generally (or any class of them); (b) to its creditors generally (in their capacity as creditors), or any class of them; and (c) (without prejudice to (b) above) the Noteholders or, the Note Trustee, or any SEC filings made in connection with all or any of the Note Documents or otherwise;

      (ii) promptly, and in any event within ten Business Days of the same being instituted or, to its knowledge, threatened, details of any litigation, arbitration or administrative proceedings involving it or any of its Subsidiaries which, if adversely determined, might have a Material Adverse Effect or which would involve liability or potential liability or alleged liability in excess of $250,000 (or its equivalent in other currencies);

      (iii) at the same time as the monthly Financial Accounts in respect of the period during which the same becomes known to the Company or any other Group Member is delivered under Clauses 19.1(a)(ii) or 19.1(a)(iii) (or, if not delivered, the latest date by which they are required to be delivered) reasonable details of all warranty and indemnity claims in excess of $100,000 made by or against any Group Member or any shareholder of the Company pursuant to, or in respect of, the Recapitalisation Documents or which could be so made if Clause 9(b) of the Recapitalisation Agreement was disregarded;

      (iv) promptly (and in any event within ten Business Days or such other period as the Facility Agent may require) upon being so requested, such further information regarding its financial condition, business and assets and that of the Group and/or any Group Member (including any requested amplification or explanation of any

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            item in any Financial Accounts, budgets, projections or other material provided by any Group Member under this Agreement) as the Facility Agent or any Finance Party through the Facility Agent may reasonably request from time to time;

      (v) at the same time as the monthly Financial Accounts in respect of the period during which the same occurs are delivered under Clause 19.1(a)(ii) or Clause 19.1(a)(iii) (or, if not delivered, the latest date by which they are required to be delivered), details of all transfers of shares of any Group Member (which when taken together with any other transfer made to Persons connected with or associated with the relevant transferee equate to 3 per cent or more of the issued share capital of such Group Member) in the share capital of any Group Member (including any change in the beneficial ownership of any such shares of which any of the directors of the Company become aware) and details of the issue and allocation of any shares in the capital of the Company;

      (vi) written details of any Default forthwith upon the Company becoming aware of the same, and of any remedial steps being taken and proposed to be taken in respect of that Default;

      (vii) (other than to a transferee or in respect of replacement Senior Notes) promptly (and in any event within ten Business Days) upon the Company being aware, details of any Additional Securities (as defined in the Note Indentures) being issued after Closing under or pursuant to the Note Documents;

      (viii)promptly (and in any event, within ten Business Days) upon the Company being aware, details of any Group Member that is not listed at Schedule 12 that becomes a "Material Group Member";

      (ix) promptly (and in any event, within ten Business Days) upon the Company being aware, details of any Group Member that is a Dormant Company, ceasing to be a Dormant Company;

      (x) promptly upon the Company being aware (and in any event within ten Business Days), details of any change in any applicable Environmental Law which is reasonably likely to have a Material Adverse Effect; and

      (xi) promptly (and in any event within ten Business Days) after receipt or despatch thereof deliver to the Facility Agent sufficient copies for each of the Finance Parties certified copies of all notices given by any Group Member under any of the Transaction Documents.

(f) Listings: The Company shall promptly (and in any event within 14 days of the relevant proposal) inform the Facility Agent of any Listing of any Group Member proposed by the Board of Directors.

(g)  Audit and Accounting Dates: The Company will ensure that:

      (i) the annual Financial Accounts to be delivered to the Facility Agent pursuant to Clause 19.1 are audited by the Auditors;

      (ii)  it shall at all times have duly appointed Auditors;

      (iii) each Accounting Period of the Group shall end on an Accounting Date; and

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      (iv)  each annual Accounting Period of each Group Member shall, with the exception of Derby Nederland BV and its Subsidiaries (which annual Accounting Period shall end on 30 November or, if such annual Accounting Period is changed at any time after the date of this Agreement, 31 December) no later than 30 June 1998, end on 31 December, and no Group Member will change its financial year end without prior written consent of the Facility Agent other than to conform its financial year end to 31 December.

(h) Syndicate meetings: The Company will procure that within 15 days from the date on which the Company delivers its Monthly Management Financial Accounts in accordance with Clause 19.1 (iii) (or the date on which it should have delivered those Accounts) (or such other date as the Facility Agent (acting on the instructions of the Majority Banks) shall agree) an Executive Officer (or in their absence one other director of the Company) will give a presentation to the Banks and provide such further information or assistance as the Banks shall require.

(i) GSIC Notes: If at any time the Company elects to make any issuance of GSIC Notes (whether in respect of or in lieu of interest on any GSIC Notes then outstanding or otherwise), the Company will, at least ten days prior to such issuance, furnish to the Facility Agent a report: (i) stating that the Company is permitted under the Note Indentures to incur an amount of indebtedness not less than the aggregate principal amount of GSIC Notes intended to be issued; (ii) setting forth the provision of the Note Indentures under which the Company is so permitted; and (iii) setting forth in reasonable detail calculations demonstrating that the conditions for incurring indebtedness set forth therein have been complied with.

19.2  Form of financial statements

Each set of consolidated financial statements delivered by or on behalf of the Company in connection with this Agreement shall, subject to Clause 19.3 and the proviso stated below, be prepared (and if appropriate, audited) on the same basis as the Pre-Closing Accounts and in accordance with Applicable Accounting Principles provided that if the Auditors have confirmed in writing to the Facility Agent that a change in the basis on which the Financial Accounts are prepared is:

(a) necessary so as to take into account changes in applicable laws since the date the above mentioned Financial Accounts were prepared;

(b) necessary so that the Financial Accounts to which such proposed change relates are not qualified by the Auditors in a manner which they would otherwise have been qualified; or

(c)  in their opinion, appropriate;

and, in the case of a proposed change to which paragraph (b) or (c) above applies, the Facility Agent, acting on the instructions of the Majority Banks, has approved the proposed change (such approval not to be unreasonably withheld or delayed), from such date each set of financial statements delivered by or on behalf of any Group Member in connection with this Agreement shall be prepared as aforesaid, but subject to such change.

19.3  Variation of financial undertakings

In the case of any change in Applicable Accounting Principles, any change to be made in accordance with Clause 19.2 or any proposed change in accounting reference date of the Company the Company shall, promptly upon becoming aware, notify the Facility Agent of such change or such proposed change, and as soon as practicable after receipt of such notice, the Company and the Facility Agent

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shall (for a period of up to 7 days) negotiate with a view to agreeing such varied financial undertakings as would provide the Finance Parties with no less protection as the financial undertakings set out in Clause 20 as at the date of the Agreement to the extent that any revised financial undertakings will, as nearly as practicable, be based on a similar differential as that between the financial projections in the Business Plan and the financial undertakings as at the date of this Agreement). If, after any negotiations conducted between the Facility Agent and the Company, an agreement is not able to be reached as to what adjustments (if any) are required to be made to the financial undertakings contained in this Agreement, within the said 7 day period (or such negotiations are not commenced within 7 days of the receipt of the Facility Agent of the relevant notice (or such longer period as the Facility Agent may agree) the matter shall be referred to the Auditors to determine, as experts and not as arbitrators. The costs of the Auditors shall be for the account of the Company. For the avoidance of doubt, during any such period of consultation, the financial undertakings set out in Clause 20 shall be calculated in accordance with Applicable Accounting Principles prevailing before the relative determination, introduction or implementation.

19.4  Positive undertakings

(a) Taxes: The Company shall, and shall procure that each other Group Member shall, pay and discharge all Taxes and governmental charges prior to the date on which the same become overdue other than in respect of Taxes and governmental charges which, in aggregate, are less than $10,000 (or the equivalent in other currencies) and overdue by no more than 30 days, unless, and only to the extent that, such Taxes shall be contested in good faith by appropriate proceedings, pending determination of which payment may lawfully be withheld, and there shall be set aside adequate reserves with respect to any such Taxes or charges so contested in accordance with Applicable Accounting Principles.

(b)  Insurances:

      (i) The Company shall, and shall procure that each other Group Member shall, maintain in full force and effect prudent insurances on and in relation to its business and assets and in particular and without limitation:

            (A) maintain in full force and effect insurances covering the risks covered by the insurances set out in Schedule 14 or replacements therefor as the case may be, and in each case: to the same level of sums insured as detailed in Schedule 14 and if the Security Agent shall so stipulate in an insurance office with underwriters approved by the Security Agent or if and to the extent that the Security Agent does not so stipulate, in such insurance office of repute as shall have been selected by the Company or with Lloyd's underwriters and in the joint names of the relevant insured Group Member or Group Members (as the case may be) or, to the extent that the Facility Agent has confirmed to the Company that, in its opinion (acting reasonably) it is not practicable or possible for any such insurance to be in the joint names of the relevant Group Member or Group Members (as the case may be) and the Security Agent, the Security Agent shall be named thereon as "Loss Payee";

            (B) without prejudice to Clause 19.4(b)(i)(A), cause all Inventory, Receivables, buildings, trade and other fixtures, fixed and other plants and machinery forming part of the Secured Property to be insured and to be kept insured:

                 (1) (if the Security Agent shall so stipulate) in an insurance office with underwriters approved by the Security Agent against loss or damage by fire, explosion, aircraft and all such other risks as the Security Agent shall direct to the full reinstatement value thereof adequate

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                      provision also being made for the cost of clearing the
                      site and architects' engineers', surveyors' and other professional fees incidental thereto and the loss of rents or prospective rents (for a period of not less than three years) in the joint names of the Group Member that occupies or owns the relevant Secured Property and the Security Agent; or

                 (2) (if and to the extent that the Security Agent does not so stipulate) in such insurance office of repute as shall have been selected by the Company or with Lloyd's underwriters on the same basis as insurances are maintained by prudent companies carrying on businesses comparable with that of the relevant Group Member and on a comparable scale as regards the property and assets insured, the insured risks and the classes of risk to be covered;

            (C) without prejudice to Clauses 19.4(b)(i)(A) and 19.4(b)(i)(B), maintain such other insurances (including, but without limitation, product liability insurance with a deductible of not more than $250,000 in respect of any one claim) as are normally made by prudent companies carrying on similar businesses including business interruption insurances, public liability insurances and employers' liability insurance;

            (D) promptly and in any event within 20 days following any request to do so, provide the Facility Agent with such information in relation to insurances maintained or previously maintained by any Group Member as the Facility Agent may (acting reasonably) request from time to time;

            (E) duly and punctually pay all other premiums and other monies payable under such insurances as aforesaid and promptly upon request by the Security Agent produce the premium receipts or other evidence of the payments thereof;

            (F) (if so required by the Security Agent but subject to the provisions of any lease of the Secured Property) deposit all policies and other contracts of insurance relating to the Secured Property or any part thereof with the Security Agent or produce to the Security Agent for inspection; and

            (G) if default shall be made by any Group Member in complying with paragraphs (A), (B) (C), (D), (E) and F above it shall be lawful for the Security Agent but not obligatory on the Security Agent to effect or renew any such insurance as is mentioned in that paragraph either in its own name or in its name and that of the relevant Group Member or in the name of the Company with an endorsement of the Security Agent's interest, the monies expended by the Security Agent in so effecting or renewing any such insurance shall be reimbursed by the Company to the Security Agent on demand and shall until so reimbursed shall carry interest at the rate (as well after as before any judgment) as provided for in Clause 9 of this Agreement mutatis mutandis from the date of payment to the date of reimbursement.

      (ii)  The Company undertakes that:

            (A) if an Event of Default has occurred and is continuing (and has not been waived in writing by the Facility Agent on behalf of the Banks); or

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           (B)  (otherwise) to the extent not applied in repair, replacement or reinstatement of physical loss or damage;

           (and without prejudice to the provisions of any Security Document) it will procure that the proceeds of any policy of insurance (other than any such policy in respect of third party liabilities) maintained by any Group Member shall:

           (C) if such proceeds relate to an asset or assets which, in the opinion of the Facility Agent were utilised by the relevant Group Member in or towards the generation of income and are more than $250,000 (or the equivalent in other currencies), be applied in or towards prepayment of the whole or such part of the Facilities as the Facility Agent (acting on the instructions of the Majority Banks) shall direct whereupon the Total Commitments shall be cancelled by an amount equal to such proceeds and the Standby L/C Commitment of each Bank shall be reduced by a proportionate amount pro rata and the Revolving Commitment of each Bank (including, for the avoidance of doubt, the Revolving Commitment of each Ancillary Bank disregarding, for this purpose, its Ancillary Commitment) shall be reduced by a proportionate amount and pro rata to their respective Revolving Commitments at such time.

(c) Hedging Arrangements: The Company shall put or cause there to be put into effect as soon as possible and in any event within 30 days from the Amendment Date in form and substance satisfactory to the Facility Agent with such counterparty as is (or counterparties as are) acceptable to the Facility Agent (acting reasonably) and then maintain in full force and effect, exercisable by and for its benefit, interest rate hedging or protection arrangements and currency rate protection arrangements in accordance with the Approved Hedging Programme.

(d) Security - UK Obligors: If requested to do so by the Facility Agent, the Company shall procure that in respect of any Group Member incorporated in England and Wales, Scotland or Northern Ireland (that is not a Dormant Company) to which such request relates there is delivered to the Facility Agent within 45 days (or such longer period as the Majority Banks may agree) a Guarantor's Accession Agreement and/or a Guarantee together with a notice of accession under such Intercreditor Agreements as advised by the Facility Agent duly executed by such company and the Company and a Security Document, together with each of the conditions precedent documents required to be provided in connection therewith, all in a form and substance reasonably satisfactory to the Facility Agent. Notwithstanding anything to the contrary in this Agreement, only the Company shall be liable for its obligations under this Agreement and nothing herein shall oblige an Obligor to guarantee or act as a guarantor for any obligation of the Company under this Agreement.

(e) Security - Non-UK Obligors: If requested to do so in writing by the Facility Agent, the Company shall procure that in respect of a Group Member not incorporated in England and Wales (that is not a Dormant Company) to which such request relates there is delivered to the Facility Agent within 45 days (or such longer period as the Majority Banks may agree) of any such request a Guarantor's Accession Agreement and/or a Guarantee duly executed by such Non-UK Obligor, a Security Document together with a notice of accession under such Intercreditor Agreements as advised by the Facility Agent and each of the conditions precedent documents required to be provided in connection therewith, all in a form and substance reasonably satisfactory to the Facility Agent save that, notwithstanding the foregoing, (x) only the Company shall be liable for its obligations under this Agreement and nothing herein shall oblige an Obligor to guarantee or act as a guarantor for any obligation of the Company under this Agreement and (y) nothing herein shall oblige the Company to

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     pledge (as determined by applicable law) more than 65% of its interest in the voting share capital in any of its Immediate Subsidiaries and the Company shall not be obliged to procure that a Non-UK Obligor (the "Relevant Company") becomes an Obligor:

      (i) if it is unlawful in the Relevant Company's jurisdiction of incorporation for it to support the obligations of the Company under the Finance Documents and, for the purposes of this Clause 19.4, it shall not be unlawful if an amendment to the Relevant Company's constitutive documents may be made which would enable it lawfully to become an Obligor; or

      (ii) if, as a result of the Relevant Company becoming an Obligor, the directors of the Relevant Company in their capacity as directors of an Obligor otherwise than solely as a result of any such director failing to properly discharge all of his obligations and duties in his capacity as a director of such Relevant Company would be liable to criminal prosecution solely as a result of the Relevant Company becoming an Obligor, and, in each case, the maximum level of support provided by an Obligor shall not exceed the maximum amount able to be provided by such Relevant Company having regard to generally applicable laws in its country of incorporation.

(f) Security Threshold: Without prejudice to Clauses 19.4(d), 19.4(e) and 19.4(g) the Company shall procure that if:

      (i) the consolidated earnings before interest, tax depreciation and amortisation of the Obligors calculated on a Rolling 4 Quarterly Basis as at the last day of the three month Accounting Period of the Group last ended is less than 85 per cent of the Consolidated Adjusted EBITDA calculated in the same Rolling 4 Quarterly Basis as at the end of such three month Accounting Period (as determined by reference to the Compliance Certificate delivered pursuant to Clause 19 in respect of such Accounting Period); and

      (ii) at any time the total assets of the Obligors is less than 85 per cent of the sum of the Total Assets less the value of pre-paid pension assets shown in the latest annual Financial Accounts of the Company at such time, then promptly after service of a notice to that effect on the Company by the Facility Agent and in any event within forty five days (or such longer period as the Facility Agent acting on the instructions of the Majority Banks may agree) thereafter, in the event that the shortfall was with respect to paragraph (i) above, a Group Member or Group Members whose earnings before interest, tax depreciation and amortisation in aggregate in respect of the financial year to which such shortfall relates was equal to or greater than such shortfall and/or, in the event that the shortfall was with respect to paragraph (ii) above, a Group Member or Group Members whose total assets at such time in aggregate is equal to or greater than such shortfall shall each execute a Guarantor's Accession Agreement or enter into a Guarantee and in each case execute a Security Document over all of its assets (both present and future) and an Intercreditor Agreement Accession Notice and deliver them to the Facility Agent together with the conditions precedent documents required to be provided in connection therewith, all in a form and substance satisfactory to the Facility Agent,

     Provided that for the purposes of this Clause 19.4(f) the terms "adjusted earnings before interest, tax, depreciation and amortisation" and "total assets" of a company shall be determined in accordance with the capitalised defined terms contained in Clauses 1.1 and 1.2 (namely "Consolidated Adjusted EBITDA" and "Total Assets" respectively), but as if

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     references therein to the Company were references to such company, references therein to the Group were references to such company, references to the relevant period were references to the annual Accounting Period of such company, and references therein to the consolidated financial statements were references to the latest audited financial statements of such company and on the basis that all intra-Group items and investments shall be excluded.

(g)  Additional Security

     (i) The Company shall procure that (a) on acquiring (and in any event within 45 days of such acquisition) any asset of with a value of US$75,000 or more or material to the operation of the business of any Obligor or to the value of any other asset over which the Banks have security, the Obligor acquiring such asset shall (if such asset is not, in the reasonable opinion of the Security Agent, subject to any existing Security Document giving equivalent security to that provided by the Security Documents over similar assets held by any Obligor at Closing and (subject to sub-paragraph (iii) below) it is legal, practical and (in the opinion of the Facility Agent, acting reasonably and having regard to the value of the asset or its materiality to the operation of the business of such Obligor) cost effective to do so) execute and deliver to the Security Agent such further or additional Security Documents in relation to such assets as the Majority Banks may require in substantially the same terms as the Security Documents charging similar assets entered into at Closing, and (b) if there has, in the reasonable opinion of the Majority Banks, been a material and adverse change in the business, assets or financial condition of any Obligor, such Obligor shall execute and deliver to the Security Agent such further or additional Security Documents in such form and in relation to such of its assets as the Majority Banks shall require, subject in each case to any provisions of law prohibiting such person from entering into such Security Documents provided that notwithstanding the foregoing
            (y) only the Company shall be liable for its obligations under this Agreement and nothing herein shall oblige an Obligor to guarantee or act as a guarantor for any obligation of the Company under this Agreement and (z) nothing herein shall oblige the Company to pledge (as determined by applicable law) more than 66.6% of its interest in the voting share capital in any of its Immediate Subsidiaries.

     (ii) The Company shall procure that any entity which becomes a Material Group Member after Closing shall (within 45 days of becoming a Material Group Member) execute and deliver to the Security Agent such further or additional Security Documents in such form and in relation to such of its assets as the Majority Banks shall require subject to any provision of law prohibiting such person from entering into such Security Documents.

     (iii) Where any such prohibition as is referred to above exists, the Obligors shall use their reasonable endeavours lawfully to overcome the prohibition, and the Security Agent may (but shall not be obliged to) agree with the relevant Obligor limitations on the extent of the security granted by it to the extent that in its opinion, based on the advice of independent legal counsel acceptable to the Security Agent in the relevant jurisdiction, it is necessary to do so in order to overcome the prohibition.

     (iv) The Obligors shall at their own expense execute and do all such assurances, acts and things as the Security Agent or the Majority Banks may reasonably require for perfecting or protecting the security intended to be afforded by the Security Documents or for facilitating the realisation of all or any part of the assets which are subject to the Security Documents and the exercise of all powers, authorities and discretions vested in the Security Agent or in any receiver of all or any part of those

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            assets and in particular shall execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient.

     (v) The Company shall procure that in relation to each further or additional Security Document the relevant Borrower or Guarantor shall do all things necessary duly to perfect in the jurisdiction of its incorporation and in the jurisdiction wherein the assets which are the subject of the further or additional Security Documents are located, the security to be afforded to the Finance Parties under such further or additional Security Documents and shall deliver to the Security Agent such directors and shareholders' resolutions, legal opinions, notices, certificates or documents of title or other items as the Facility Agent shall require.

(h) New Auditors: Other than in circumstances where the outgoing auditor has resigned the Company may appoint any one or more of Coopers Lybrand, Ernst & Young, KPMG, Deloitte & Touche, Arthur Andersen, or Price Waterhouse (or such other firm or firms as the Facility Agent may agree from time to time) without the prior approval of the Facility Agent and in all other cases the Company may only change its auditors with the prior approval of the Facility Agent. If the Company wishes to change its auditors it will notify the Facility Agent as to the reasons for any such proposed change and, if the Facility Agent so requests, will instruct the audit partner of each of the outgoing firm of auditors and the replacement firm of auditors to discuss the financial position of the Group with the Facility Agent.
     The Company shall procure that, within ten Business Days of the date of their appointment as Auditors, the accountants shall deliver to the Facility Agent a letter from such newly appointed Auditors confirming that they are aware of the provisions of this Agreement, including Clauses 6.3, 6.10, 19.1 and 20.

(i) Pari passu ranking: The Company shall ensure that the obligations of each Group Member under the Senior Finance Documents to which they are expressed to be a party rank, and will at all times rank, at least pari passu in right and priority of payment and in point of security (save by reason of and to the extent of the security afforded thereto by the Security Documents) with all its other present and future unsecured and unsubordinated obligations, other than obligations applicable generally to companies incorporated in its jurisdiction of incorporation which have priority by operation of law (including, without prejudice to the generality of the foregoing, in respect of employees' remuneration, Taxes and like obligations).

(j) Compliance with laws: The Company shall, and shall procure that each Obligor and other Material Group Member shall procure that each other Group Member shall, comply with all applicable laws, rules, regulations and orders of any governmental authority, whether domestic or foreign, having jurisdiction over it or any of its assets, failure to comply with which might have a Material Adverse Effect.

(k) Consents: The Company shall, and shall procure that each Obligor and each Material Group Member (that is not an Obligor) shall, obtain, promptly renew from time to time and maintain in full force and effect, and if so requested, promptly furnish certified copies thereof to the Facility Agent, all such material authorisations, approvals, consents, licences and exemptions as may be required under any applicable law or regulation:

     (i) to enable each Obligor to perform its respective material obligations under the Finance Documents to which it is a party or required for the validity or enforceability of such Finance Documents or of any Encumbrances provided for thereby; and/or

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     (ii)  to carry on its business as it is being conducted from time to time.

(l) The Payment of Existing Financial Indebtedness: The Company shall pay (or, as the case may be, procure that each other Group Member shall pay) all amounts payable to Derby International and any other Persons to whom the Existing Financial Indebtedness is owed and will otherwise perform its material obligations in accordance with the terms of each of the Recapitalisation Documents, and the Company will ensure that appropriate action is taken to ensure receipt by the Company (or the relevant Group Member) of any sums payable by any Person to any Group Member under any of the Recapitalisation Documents.

(m) Books and Records: The Company shall, and shall procure that each other Group Member shall, keep or cause or procure to be kept proper books of account and records relating to the business.

(n) Group Activity: The Company shall, and shall procure that each Group Member shall, conduct any trading business it has with any other Group Member on an arm's length basis and on terms and conditions similar to those such Group Member offers (or, if it does not so offer, might reasonably be expected to offer) to Persons that are not a Group Member or consistent with practice applicable at the date hereof.

(o) Access: Upon reasonable notice being given by the Facility Agent, the Company will procure that any one or more representatives of the Facility Agent and/or accountants or other professional advisers appointed by the Facility Agent shall be entitled to have access during normal business hours (i) to the Persons involved in the management of the Group as the Facility Agent may reasonably request), and (ii) to the assets, books and records of each Group Member that is not a Dormant Company, and are able to inspect and copy the same at reasonable times.

(p) Pension schemes: The Company will, if requested by the Facility Agent, deliver to the Facility Agent (i) at such time as those reports are prepared in order to comply with then current statutory or auditing requirements and (ii) not more than once in any period of three years, if the Facility Agent reasonably believes that the requirements of this Clause 19.4(p) are not being complied with, actuarial reports in relation to each of the pension schemes with an actuarial valuation of liabilities of more than $1,000,000 (or the equivalent thereof in other currencies) for the time being operated by the Group Members (in sufficient copies for each of the Finance Parties), and will, save as fully and fairly disclosed in the Accountant's Report, ensure that all such pension schemes are fully funded in accordance with reasonable actuarial assumptions applicable in the jurisdiction in which the relevant pension scheme is maintained and in accordance with Applicable Accounting Principles or, to the extent that any such pension scheme is not fully funded, promptly upon being aware thereof, take such action as is required to ensure that such pension scheme is fully funded in accordance with the recommendations made or instructions given in such respect of the relevant actuaries.

(q) Registered Office: The Company shall, and shall procure that each Obligor (that is not a Material Group Member) and each Material Group Member shall, promptly (and in any event within 4 days) notify the Facility Agent in writing of any change in its name or in the address of its registered or principal office.

(r) Executives: The Company undertakes that if (i) either the Chief Financial Officer, or the Chief Executive Officer ceases or (ii) more than one Executive together cease (whether by reason of death, retirement at normal retiring age, ill health or otherwise) to perform the functions for which he was or they were (as the case may be) employed it will within 6 months of such Executive ceasing to perform such functions have offered to a Person or Persons (as the case may be) having the appropriate qualifications, background and

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     experience, the position of the relevant Executive or Executives (as the case may be) and such Person or Persons (as the case may be) shall have accepted such offer in writing and the Company will procure that each such Person shall have taken up his duties as the relevant Executive of the Company within 6 months of each such Executive ceasing to perform such functions.

(s) Dormant Companies: Each Obligor will procure that, save as permitted by the Facility Agent or unless it becomes an Obligor and a party to the Debenture or such other Security Document satisfactory to the Facility Agent and provides to the Facility Agent each of the condition precedent documents required to be provided in connection therewith, no Dormant Company shall commence to trade (whether for its own account or for that of another) after Closing or the date it became a Group Member (if later) or incur any further liabilities or hold or acquire (whether legally or beneficially) any material assets or property after such date.

(t) ERISA: Each U.S. Obligor will not, and will procure that no ERISA Affiliate will, engage in any transaction in connection with which any U.S. Obligor or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to section 502(i) of ERISA, a tax imposed by section 4975 of the IRC or breach of fiduciary duty liability damages (whether directly or indirectly).

(u) Compliance with Margin Stock Regulation: Each U.S. Obligor shall not, and shall procure that its Subsidiaries shall not:

     (i) (A) sell, carry, pledge or otherwise dispose of any margin stock ("Margin Stock") within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the U.S.A. as in effect from time to time ("Regulation U"), now owned or acquired after the date of this Agreement; or

          (B) incur any Financial Indebtedness directly or indirectly secured (within the meaning of Regulation U) by any Margin Stock;

     if such transaction would cause any of the Advances or any part thereof to be in violation of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System of the U.S.A., as in effect from time to time ("Regulation X");

     (ii) use the proceeds of any Advance, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a Margin Stock or for any other purpose which might constitute any of the Facilities or this Agreement a "purpose credit" within the meaning of Regulation U or Regulation X. No Obligor and no agent acting on its behalf will take or has taken any action which might cause this Agreement or the Advances to violate Regulation U or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System.

(v) UCC filings: Each U.S. Obligor at its own expense will make and renew promptly or request the Facility Agent to instruct appropriate United States counsel to make and renew, and, in any event, in the case of renewal such that the renewal is made before any UCC filing relating to any Senior Finance Document expires, all UCC filings relating to any Senior Finance Document reasonably required by the Facility Agent and will pay all applicable fees.

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(w)  Intellectual Property Rights: The Company shall and shall procure that each
     Group Member shall:

     (i) make such registrations and pay such fees, registration Taxes and similar amounts as are necessary to keep those Intellectual Property Rights which are material in the context of the business of any Group Member and which are required by it in order for it to carry on its business in accordance with the Business Plan in force and to record its interest in those Intellectual Property Rights;

     (ii) take such steps as are necessary and commercially reasonable (including, without limitation, the institution of appropriate legal proceedings) to prevent third parties infringing the Material Intellectual Property Rights and (without prejudice to paragraph (i) above) take such other steps as are reasonably practicable to maintain and preserve its interests in those rights;

      (iii) promptly upon being required to so by the Security Agent, comply with all proper instructions of the Security Agent which the Security Agent is entitled to give under the Security Documents in respect of the Intellectual Property Rights referred to in paragraph
            (i) above; and

      (iv) own or have licensed to it all Intellectual Property Rights which are material in the context of its business and which are required by it in order for it to carry on its business in accordance with the Business Plan and that in carrying on its business it does not infringe any Intellectual Property Rights of any third party in any way.

(x) Clean Down: The Company shall ensure that for a continuous period of at least 30 days during the period of 1 July to 31 October (inclusive) during each annual Accounting Period the aggregate Deutschmark Equivalent of all Financial Indebtedness of the Group (excluding any Financial Indebtedness owed by a Group Member to another Group Member) other than under the GSIC Notes or in respect of the Note Documents and foreign exchange transactions (and without double-counting) outstanding at any time during such period does not exceed DM 95,000,000 (or the equivalent thereof in other currencies).

(y)   Distributions:  The Company shall ensure that:

      (i) no agreement, instrument, Articles of Association or any other arrangement (other than the Senior Finance Documents) shall restrict or prevent any Group Member (excluding the Company) from declaring or making payment of any dividend or make any other distributions of capital or income profits (any such payment being a "Group Company Distribution") to the maximum amount permitted by generally applicable laws in the jurisdiction in which such Group Member is incorporated provided that no Group Company Distribution shall be paid to any Person in breach of Clause 19.5(o);

      (ii) each Group Member (that is not an Obligor) makes Group Company Distributions in each annual Accounting Period to the maximum extent permitted by generally applicable laws in the jurisdiction in which such Group Member is incorporated, to the extent not restricted by the terms and conditions of any of the Senior Finance Documents (including without limitation Clause 19.5(o)).

(z) Note Exchange: Notwithstanding any other provision of this Agreement nothing herein shall be construed as prohibiting any Note Issuer, from time to time, agreeing to the exchange of one type of Senior Note for another type of Senior Note or the refinancing of a Senior Note

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      from the proceeds of the issuance of new Senior Notes in accordance with the provisions of the Note Documents and taking such action as is required to facilitate the same.

(aa) Recommendations: Notwithstanding any other provisions of this Agreement the Company will and procure that each other Group Company shall comply with all recommendations contained in The Chase Manhattan Bank Collateral Review and the Engagement Letter.

(bb) German Reorganisation: The Company will and will procure that each other Group Company shall promptly enter into all such replacement or supplementary security in connection with the German Reorganisation as the Facility Agent may from time to time require provided always that the Facility Agent (acting on behalf of the Banks) given its prior written consent to the terms of such reorganisation.

19.5  Negative undertakings

(a) Negative pledge: The Company shall not, and shall procure that no other Group Member shall, create or permit to subsist any Encumbrances on the whole or any part of its respective present or future business, assets or undertaking (including its Intellectual Property Rights) other than Permitted Encumbrances.

(b) Disposals: The Company shall not, and shall procure that no other Group Member shall, sell, transfer, lease, lend or otherwise dispose of or enter into any agreement under which it may be or become obliged to sell, transfer, lease, lend or otherwise dispose of any of its shares in any Group Member or undertaking and assets from time to time either in a single transaction or a series of transactions otherwise than:

      (i) (in the case of any Group Member which is a trading company) disposals of trading assets in the ordinary course of trading on arm's-length terms;

      (ii) disposals of assets on arm's length terms not otherwise permitted under this Clause 19.5(b) provided that the aggregate fair market value of the assets disposed of during any annual Accounting Period does not exceed $500,000 (or the equivalent thereof in other currencies);

      (iii) disposal of assets in exchange for other assets comparable or superior as to type, value and quality;

      (iv) disposals of surplus, obsolete or redundant plant and equipment, or of land or buildings not required for the efficient operation of its business, on arm's length terms and at fair market value;

      (v) the expenditure of Cash in payment for assets or services acquired at market value in the course of its business carried on in compliance with the terms of the Senior Finance Documents;

      (vi) the lending of Cash and payment or repayment of Cash lent in compliance with the terms of the Senior Finance Documents;

      (vii) the disposal of assets by one UK Obligor to another UK Obligor on an arm's length basis on normal commercial terms;

      (viii) (to the extent that paragraph (vii) does not apply) the disposal of assets by one Obligor (the "disposing Obligor") to another Obligor (the "recipient Obligor") on an arm's length basis on normal commercial terms provided that the recipient

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             Obligor has received prior confirmation from the Facility Agent that it is satisfied that the Encumbrance that the recipient Obligor has given (or, as the case may be, will give promptly after the proposed disposal pursuant to a Security Document) is such that the Encumbrance granted thereby, should the proposed disposal be permitted pursuant to this paragraph (viii), over the relevant asset or assets is, or will be, at least as favourable to the Finance Parties as the Encumbrance that the disposing Obligor provided to the Finance Parties over such assets or assets immediately before the proposed disposal;

      (ix) the payment of dividends in compliance with the terms of the Senior Finance Documents;

      (x) the payment of amounts payable under or in respect of or in the performance of obligations under the Note Documents to the extent that such payment does not breach the provisions of Clause 19.5(p);

      (xi) disposals of assets by sale and leaseback which are included in paragraph (d) of the definition of Permitted Financial Indebtedness; and

      (xii) disposals of assets which were acquired after the date of this Agreement in accordance with, and as permitted by, the terms of this Agreement the future disposal of which was in the opinion of the Facility Agent contemplated at the time of their acquisition.

     All such sales, transfers, leases or other disposals shall (other than intra-Group transfers to which the Facility Agent has previously consented (such consent not to be unreasonably withheld)), be made only for a cash consideration payment of which may not be deferred for more than three months from the date of such sale, transfer, lease or other disposal.

     Provided that, without prejudice to the foregoing, no Group Member (other than the Company or a Group Member that is an Immediate Subsidiary) may sell, transfer, lease, lend or otherwise dispose of or enter into any agreement under which it may be or become obliged to sell, transfer, lease, lend or otherwise dispose of any of its shares in any Group Member or undertaking and assets, either in a single transaction or a series of transactions to the Company or an Immediate Subsidiary other than as specifically contemplated at Clause 19.5(c) or, as the case may be, Clause 19.5(o).

(c) Loans out: The Company shall not and shall procure that no other Group Member shall, grant or make available to another Person any Financial Indebtedness, save for:

     (i) any Financial Indebtedness where trade credit is extended by any Group Member on normal commercial terms and in the ordinary course of its business on substantially the same terms (or terms more favourable to it) and in similar circumstances as for trade credit extended prior to the Closing;

     (ii) loans made by one Group Member to another Group Member where:

          (A)  the loan is specified in the Intra-Group Loan Memorandum;

          (B) (subject to paragraph (D) below) the recipient of the loan, if made by a Group Member, is an Obligor that is not a Note Issuer;

          (C) the recipient of the loan, if made by a Note Issuer, is an Obligor;

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          (D)  the recipient of the loan is the Company or, as the case may be,
               Lyon Investments B.V. provided that:

               (i) such loan is required to be made to the Company or, as the case may be, Lyon Investments B.V. (having regard to the available assets of the Company or, as the case may be, Lyon Investments B.V. at such time) so as to enable the Company or, as the case may be, Lyon Investments B.V. to make payment of interest or liquidated damages as defined in the Note Documents when due under the Note Documents (provided that such payment would not be in breach of any of the Senior Finance Documents and such loan is promptly, and in any event within 7 days of it being made, so applied); or

               (ii)   the loan is made to the Company to enable it to pay:

                      (AA) fees of an amount which is, in the context,
                           reasonable, payable to any of its non-executive directors pursuant to the terms of the contracts or other formal arrangements entered into by the Company with such non-executives;

                      (BB) management fees payable to Thayer by the Company at
                           any time after 31 December 1998 pursuant to the Management Agreement (if any) not exceeding $400,000 in aggregate in any Financial Year provided that payment of the same could not reasonably be expected to (were such payment made) result in a breach of any provision of this Agreement;

                      (CC) general administrative expenses for headquarters;

               (iii) the loan is made to the Company by each other Group Member to enable the Company to pay amounts due to the Internal Revenue Service in the United States on account of tax due in respect of such Group Member's operations or the Company's operations and payable by the Company on behalf of such Group Member or by the Company;

          (E) the recipient of the loan (made by an Obligor) is a Group Member that is not an Obligor provided that the aggregate amount of any such loans does not exceed in aggregate $1,000,000 (or the equivalent in other currencies); and

    (iii) (in addition to paragraphs (i) and (ii)) Financial Indebtedness in an aggregate principal amount (for the Group as a whole) not exceeding $3,750,000 (or the equivalent in other currencies) at any time where the aggregate of all Financial Indebtedness in excess of $250,000 are loans by the Company for the purchase by management of shares in the Company and loans by Bikeshop.com for the purchase by management of shares in Bikeshop.com. For the avoidance of doubt the aggregate of all loans in cash to any person may not exceed $250,000.

(d) Acquisitions: The Company shall not, and shall procure that no other Group Member shall, acquire any asset otherwise than:

    (i)   in the ordinary course and for the purposes of its business;

    (ii)  Cash Equivalent Investments;

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    (iii) the acquisition of shares in a wholly-owned Subsidiary acquired or established solely for the purpose of holding the assets of and/or administering the pensions of employees of Group Members;

    (iv)  in accordance with the disposal provisions in Clause 19.5(b); or

    (v) in addition to Clauses 19.5(d)(i) to (d)(iv) above, acquisitions made pursuant to this paragraph (v) (each a "Permitted Acquisition") the aggregate consideration (whether in cash or otherwise, and whether actual or contingent) paid or payable by a Group Member in respect thereof, or exposure thereto or in respect thereof (when taken together with all other Permitted Acquisitions and Investments made during the relevant annual Accounting Period) does not and will not, in such annual Accounting Period, exceed the Permitted Amount for such period and, in any event (when taken together with all other Permitted Acquisitions and Investments made after the date of this Agreement), does not and will not exceed $72,800,000 (or the equivalent in other currencies) and in all cases provided that the Banks have given their prior written consent to any Permitted Acquisition.

(e) Sales with recourse: Without prejudice to Clause 19.5(b) and Clause 19.5(h) the Company shall not, and shall procure that no other Group Member shall:

     (i) sell or otherwise dispose of any of their respective assets on terms whereby such asset or assets are or may be leased to, or re-acquired or acquired by, any Group Member; or

     (ii) sell or dispose of any of its receivables (including, without limitation to the Financial Accounts, as defined at Clause 6) on recourse terms or enter into any factoring (or similar) arrangement without respect thereto, unless the aggregate book value of the assets and receivables so sold or disposed does not exceed $500,000 per annum (or the equivalent in other currencies).

(f) Change of business: The Company shall not, and shall procure that no other Group Member shall, make or threaten to make any change in its business as presently conducted, which would result in a change in the general nature of business carried on by the Group as a whole (other than where this is due to acquisitions permitted under Clause 19.5(d) above or disposals made consistent with the Business Plan), or carry on any other business which is substantial in relation to the business of the Group as conducted at the date of this Agreement.

(g) Mergers: The Company shall not, and shall procure that no other Group Member shall enter into any merger or consolidation or make any acquisition of any other company, Person or business save as otherwise specifically permitted pursuant to this Agreement.

(h) Financial Indebtedness: The Company shall not, and shall procure that no other Group Member shall, incur or permit to subsist any Financial Indebtedness other than Permitted Financial Indebtedness and, without prejudice to the foregoing, the Company shall procure that:

                (i) no Person including any Group Member, other than a Note Issuer, shall guarantee or offer any financial accommodation or financial assistance of any nature whatsoever in respect of the Note Issuers' obligations under the Note Documents or any of them or of any other Financial Indebtedness incurred by them in any capacity and further, no Group Member shall incur

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                     any Financial Indebtedness which has the economic effect of being Financial Indebtedness but which is an "off balance sheet" arrangement; and

                (ii) no Person including any Group Member, other than the GSIC
                     Note Issuer, shall guarantee or offer any financial accommodation or financial assistance of any nature whatsoever in respect of the GSIC Note Issuer's obligations under the GSIC Note Documents or of any other Financial Indebtedness incurred by it in any capacity.

(i) Third party guarantees: The Company shall not, and will procure that no other Group Member shall, incur or permit to be outstanding, any Financial Indebtedness falling within the provisions of paragraph (g) of the definition of that term in Clause 1.2 other than any such Financial
     Indebtedness:

(i)   arising under the Senior Finance Documents;

(ii) arising out of the endorsement of negotiable instruments for the purpose and in the ordinary course of carrying on the relevant entity's trade; or

(iii) arising out of guarantees in favour of a Bank to facilitate the operation of bank accounts of such Group Members (other than the Note Issuers) maintained with such Bank on a net balance basis for the purposes of cash management.

      Provided that, notwithstanding the foregoing, no Obligor may incur or permit to be outstanding any Financial Indebtedness falling within paragraph (g) of the definition of that term in Clause 1.2 to the extent that it relates to any Financial Indebtedness incurred by or on behalf of a Note Issuer (in any capacity), or a Group Member that is not an Obligor which for the avoidance of doubt includes any Group Member incorporated in South Africa.

(j) Options: Other than the exercise of an option entered into in accordance with, and not prohibited by the Approved Hedging Programme or in respect of the MS Group Option the Company shall not, and will procure that no other Group Member shall, enter into or permit to subsist any arrangement whereby any Person:

      (i) has the right (whether or not exercisable only in a contingency) to require any Group Member to purchase or otherwise acquire any property or any interest in any property; or

      (ii) has the right (whether or not exercisable only in a contingency) to require any Group Member to sell or otherwise dispose of any property or interest in any property.

(k) Treasury Transactions: The Company shall not, and will procure that no other Group Member shall, enter into any interest rate, swap, cap, ceiling, collar or floor or any currency swap, futures, foreign exchange or commodity contract or option (whether over the counter or exchange traded) or any similar treasury transaction, other than the Hedging Protection Arrangements, spot foreign exchange contracts entered into in the ordinary course of business and transactions entered into for the hedging of actual or projected exposures arising in the ordinary course of ordinary trading activities of the Group and in accordance with the Approved Hedging Programme carried on, in each case, in compliance with the terms of the Senior Finance Documents and which in any such case are entered into with an Approved Bank.

(l) Investments: Save to the extent permitted by Clause 19.5(d) the Company shall not, and will procure that no other Group Member shall acquire (by subscription or otherwise) any

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      business or any shares or other securities (or any interest therein) or otherwise establish other than the Acquired Assets and Cash Equivalent Investments save as disclosed in the Structure Memorandum.

(m) Subsidiaries: Save to the extent permitted by Clause 19.5(d) the Company shall not acquire any Subsidiaries which are not Subsidiaries immediately following the Amendment Date or acquire any business after the Amendment Date or enter into any agreement under which it may be or become bound to acquire any Subsidiary or business unless such Subsidiary is incorporated in the United Kingdom and each of the provisions of this Agreement and the Finance Documents are complied with.

(n) Joint Ventures: The Company shall not, and will procure that no other Group Member shall, without the consent of the Majority Banks, acquire any shares, stock, securities or other interest in, or transfer any assets, to, or lend to or guarantee the obligations of any Joint Venture, or commit to any third party or enter into any Joint Venture or become party to any joint venture agreement or arrangement where it has any obligation (whether to such Joint Venture or to any other Person, and whether actual or contingent) to lend to or guarantee or transfer assets to or otherwise fund or incur any liability in respect of such Joint Venture or any other Person (each such acquisition, transfer, loan, guarantee, commitment, agreement and arrangement being an "Investment"), save that Group Members may make, or agree to make any Investment, provided that as a result thereof the aggregate consideration (whether in cash or otherwise, and whether actual or contingent) paid or payable by a Group Member in respect thereof, or exposure thereto or in respect thereof (when taken together with all other Investments made during the relevant annual Accounting Period and Permitted Acquisitions in such annual Accounting Period) does not and will not, in such annual Accounting Period, exceed the Permitted Amount for such period and, in any event (when taken together with all other Investments made and Permitted Acquisitions after the date of this Agreement), does not and will not exceed $72,800,000 (or the equivalent in other currencies).

(o) Distributions: The Company shall not, and shall procure that Lyon Investments B.V. and each of the Company's and Lyon Investments B.V.'s respective immediate Subsidiaries shall not, at any time declare or make payment of any dividend or make any other distribution of capital or income or profits or payment of any fees, management charges or other amounts whatsoever to any of its members, make any other redemption or purchase of its own shares or create or issue or reissue any loan or debenture stock (any such payment being a "Distribution") to its members or, as the case may be, the Company or Lyon Investments B.V. other than:

      (i) to the extent required (having regard to the available assets of the Company or as the case may be, Lyon Investments B.V. at such time) so as to enable the Company or, as the case may be, Lyon Investments B.V. to make payment of interest (including liquidated damages (as defined in the Note Documents) when due under the Note Documents or, in the case of the Company only, this Agreement (provided that each such payment would not be in breach of any of the Senior Finance Documents);

      (ii) to enable the Company to pay fees of an amount which is, in the context, reasonable, payable to any of its non-executive directors pursuant to the terms of the contracts or other formal arrangements entered into by the Company with such non-executive directors;

      (iii) to enable the Company to pay management fees payable to Thayer by the Company pursuant to the Management Agreement (if any) not exceeding $400,000 in aggregate in any Financial Year after 31 December 1998 provided that payment of

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            the same could not reasonably (were such payment made) result in a breach of any provision of this Agreement;

      (iv) to enable the Company to pay the Sponsors an amount equal to all reasonable out of pocket expenses and any Value Added Tax thereon incurred by the Sponsors or, with the prior written consent of the Facility Agent, their Affiliates in connection with the negotiation, preparation, execution and monitoring of the Subordinated Finance Documents and any documents entered into in connection therewith provided always that for the avoidance of doubt no legal fees incurred by the Sponsors shall be included within this sub-clause
            (iv).

      (v) payments required to be made to the Company by each other Group Member to enable the Company to pay amounts due to the Internal Revenue Service in the United States on account of tax due in respect of such Group Member's operations or the Company's operations and payable by the Company on behalf of such Group Member or by the Company; and

      (vi) so as to enable the Company to remit monies to Group Members incorporated in The Republic of South Africa in order to enable those companies to purchase all of the minority shareholdings in such Group Member as at the date of this Agreement for an amount not exceeding $2,000,000 less any amounts loaned to Group Members incorporated in South Africa for such purpose as contemplated by Clause 19.5(c)(ii)(C) at Closing (or within 30 days thereof).

      The Company shall procure that no Group Member may make any payment or take any action on behalf of the Company or any other Group Member or enter into any arrangement on behalf of the Company or any other Group Member if the Company or any other Group Member, is restricted from making such payment, taking such action or entering into such arrangement pursuant to the provisions hereof.

(p)   Payments - Note Documents:

      (i)  None of the Note Issuers shall:

           (A) repay, prepay, redeem or repurchase all or any (or any part) of the Senior Notes (other than to the extent the same is required in order to effect an exchange or refinancing of the Senior Notes as permitted by Clause 19.4(aa)); or

      unless such variation, novation, amendment or waiver (when taken together with any other variation, novation, amendment or waiver) is of a purely technical or administrative nature or has previously been agreed to in writing by the Facility Agent in respect of the Senior Finance Documents, in accordance with the provisions of this Agreement).

(q) Administration and winding-up orders etc.: The Company shall not, and shall procure that no other Group Member shall, make or join in making any application to any court for an administration, winding-up, receivership or other similar order to be made in relation to any Group Member, other than in respect of a solvent winding-up or dissolution of a Group Member which is not an Obligor.

(r) Arm's-length terms: The Company shall not, and shall procure that no other Group Member shall, enter into any material transaction with any Person otherwise than on arms-length terms and for full market value save for inter-company loans permitted pursuant to this Clause 19.5.

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(s)  Bank Accounts:  The Company shall not, and shall procure that no other
     Group Member shall, open or maintain any account with any branch of any bank or other financial institution providing like services (other than an account maintained pursuant to the requirements of the Senior Finance Documents) unless:-

     (i) such branch and bank or financial institution shall be an Approved Bank save that to the extent not otherwise prohibited under this Agreement, a Group Member that is not an Obligor or a Material Group Member may be entitled to open or maintain an account with a bank or branch or financial institution which is not an Approved Bank (an "Alternative Bank") provided that the Alternative Bank does not have an Encumbrance (other than a Permitted Encumbrance) over such account or any other assets of any Group Member in respect of such account and any liabilities of the relevant Group Member relating thereto; or

      (ii) such account was maintained by such Obligor or, as the case may be, such Material Group Member prior to the date of this Agreement and (within 30 days of the date of this Agreement) such Obligor or, as the case may be, such Material Group Member has put in place arrangements satisfactory to the Facility Agent whereby the amount standing to the credit of such account is transferred (without any specific instructions being given in respect thereof on a regular basis) to an account held by an Approved Bank at the end of each Business Day.

(t) Real Property: Save to the extent that the aggregate amount applied by the Group for such purpose in any annual Accounting Period does not exceed $250,000 (or the equivalent thereof in other currencies) the Company shall not, and shall procure that no other Group Member shall develop or redevelop all or any part of any real property owned by it or in which it has a freehold or leasehold (or any other) interest, save for its own occupation and use and in each case where the cost of so doing is within the Capital Expenditure limits set out in Clause 19.5(u) above.

(u)  Share Capital: The Company will not:

     (i) redeem, repurchase, retire, return,repay or cancel any of its share capital, or resolve to do so save that the Company shall be entitled to redeem C Common Stock for an amount not exceeding (Pounds)2,100,000 of its share capital provided by DC Cycle LLC in connection with the Diamond Back Acquisition provided that an amount equal to the amount of its share capital to be redeemed has been irrevocably credited to the Company's account in cash by or on behalf of Perseus Cycle LLC so as to enable Perseus Cycle LLC to subscribe for an identical number of shares of C Common Stock of the Company within 30 days of the completion of the Diamond Back Acquisition and that no Event of Default has occurred and is outstanding or would result from such redemption; or

      (ii) redeem, repurchase, retire, return or repay any of its share capital, or resolve to do so save that the Company shall be entitled to redeem Class C Common Stock for an amount not exceeding (Pounds)8,400,000 of its share capital provided by DC Cycle LLC in connection with the Diamond Back Acquisition provided that an amount equal to the amount of its share capital to be redeemed has been irrevocably credited to the Company's account in cash by or on behalf of Derby Finance Sarl so as to enable Derby Finance Sarl to subscribe for an identical number of shares of Class C Common Stock of the Company within 180 days of the completion of the Diamond Back Acquisition and that no Event of Default has occurred and is outstanding or would result from such redemption;

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      (iii) save as contemplated by the Recapitalisation Documents (as at 12 May
            1998) and the Series D Preferred Shares Purchase Agreement issue any new share capital or grant any option to any Person to subscribe for any shares in its capital other than another Group Member (provided that if the Security Agent already has security over the shares of the issuer of any such new shares then the Company will procure that the Group Member to whom such new shares are issued promptly provides security over such shares to the Security Agent to the reasonable satisfaction of the Security Agent).

     Provided that, notwithstanding the foregoing, the Company may provided that no Event of Default has occurred and is outstanding or would result as a consequence of the following:

     (a) issue (x) ordinary share capital of a type similar to any class of its shares in issue as at completion of the Diamond Back Acquisition which is subscribed for in full in cash, or as contemplated in the GSIC Note Documents including, for the avoidance of doubt, Clause 4 of the Stockholders' Agreement (as at the date of the completion of the Diamond Back Acquisition) provided such issuance does not give rise to any breach of the Senior Notes and is not Disqualified Stock as defined in the Senior Notes in respect of which no dividend or distribution may be declared, made or paid unless to do so would not result in a breach of this Agreement and where such issue would not result in a breach of Clause 21.1(y) or any other provision of this Agreement and (y) classes of shares other than ordinary shares provided that at the time of their issue and subsequently, their issue would not (or could not, if any rights attached thereto were to be exercised) breach Clause 21.1(y) hereof or any other provision of this Agreement. For the avoidance of doubt, the Company shall not issue and shall procure that no other Group Member shall issue Excluded Share Capital or share capital which constitutes or may be converted into Financial Indebtedness;

     (b) issue shares to employees pursuant to the employee share ownership scheme in existence as at the date of this Agreement or, if later, as at the date of the completion of the Diamond Back Acquisition (details of which have been provided to the Facility Agent provided that the exercise of any rights under such a scheme does not give rise to an Event of Default) and any other similar or replacement scheme to which the Facility Agent has given its prior written approval;

     (c)   as contemplated in connection with the MS Group Option; and

     (d)   take all such actions as are permitted pursuant to 19.5(aa).

(v) Prepayment of other Financial Indebtedness: The Company will not, and will procure that no Group Member will prepay any Financial Indebtedness earlier than its original scheduled maturity which, in the case of the Senior Notes' is approximately May 2008 (i) other than to the Banks under the Senior Finance Documents in accordance with the provisions of this Agreement; (ii) to an Obligor; or (iii) to another Group Member not exceeding $100,000 in aggregate in any Financial Year.

(w) Surplus Cash: Neither the Company nor any of the Immediate Subsidiaries will, at any time, hold any Cash or Cash Equivalent Investments greater than required for its projected cashflow requirements for the next 30 days (the amount of any such excess being the "Cash Balance") and the Company shall, promptly upon being aware of such a situation procure that such Cash Balance shall be lent by itself or, as the case may be, the relevant Immediate Subsidiary to an account situated in England, Wales or Ireland, provided that such account and any credit balance standing to the credit thereof is subject to a Debenture or, as the case

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     may be, an Irish Debenture. save that, notwithstanding the foregoing, the
     Company may hold Cash that has been remitted to it in accordance with Clause 19.5(o) and apply the same in accordance therewith.

(x) Redemption: RIC shall not redeem or agree to redeem all or any of its shares, including, without limitation any of the RIC Preferred Shares nor permit the holder of any of the RIC Preferred Shares to redeem or attempt to redeem all or any of the RIC Preferred Shares without,0 in each case, having obtained the Facility Agent's prior approval (acting on the instructions of each of the Banks).

(y) Payment - GSIC Notes: The Company shall not repay, redeem, cancel or repurchase the GSIC Notes or make any other payment or distribution in cash whatsoever in respect of the GSIC Notes and the Company shall procure that no other Group Member shall make any payment or take any action on behalf of the Company to or enter into any such arrangement on behalf of the Company save that the Company shall be entitled to redeem or, as the case may be, cancel GSIC Notes (the "Transferred GSIC Notes") purchased by a Relevant Purchaser either;

     (1) pursuant to Clause 2 of the Stockholders' Agreement (as at the date of the completion of the Diamond Back Acquisition); or

     (2) pursuant to Clause 3 of the Stockholders' Agreement (as at the date of the completion of the Diamond Back Acquisition); and

     (3) pursuant to Clause 4 of the Stockholders' Agreement (as at the date of the completion of the Diamond Back Acquisition) to a Relevant Purchaser.

          Provided that in each case:

          (A) the Transferred GSIC Notes are delivered to the Company by the holder of the Transferred GSIC Notes for and on behalf of the Relevant Purchaser for cancellation whereupon the Company shall immediately cancel such Transferred GSIC Notes and issue to the Relevant Purchaser, shares in the Company in an aggregate amount equal to the aggregate principal amount (together with accrued but unpaid interest thereon) of such Transferred GSIC Notes; or

          (B) an amount in cash equal to the aggregate principal amount (together with accrued but unpaid interest thereon) of the Transferred GSIC Notes has been irrevocably credited to the Company's account by or on behalf of the Relevant Purchaser so as to enable the Relevant Purchaser to subscribe, simultaneously with such redemption, for shares in the Company in an aggregate amount equal to the aggregate principal amount (together with accrued but unpaid interest thereon) of the Transferred GSIC Notes;

               And further provided in each case that all the following conditions are met or fulfilled:

               (i) no Event of Default has occurred which is still outstanding or arises as a consequence of the foregoing;

               (ii) the holder of the Transferred GSIC Notes has confirmed to the Relevant Purchaser and the Company that any liability of the GSIC Note Issuer to the holder of the GSIC Notes under, or in respect of, the GSIC Note Documents in respect of the Transferred GSIC Notes has been extinguished;

               (iii) none of the shares issued by the Company pursuant to the foregoing shall constitute Excluded Share Capital or Disqualification Stock (as the latter term is defined in the Note Documents), or which constitute or may be converted into Financial Indebtedness.

               (iv) that as a consequence of the steps set out in (A) and (B) above, the aggregate amount of subordinated debt pursuant to the GSIC Note Documents and equity shall not be for an aggregate amount less than the aggregate amount of subordinated debt pursuant to the GSIC Note Documents and equity immediately prior to the transactions referred to at
                     (A) and (B) above.

     For the avoidance of doubt, no other payment nor distribution of any kind or character may be made in respect of the GSIC Notes other than the issuance of further GSIC Notes in accordance with clause 2.3.2 of the GSIC Loan (as at the date of the completion of the Diamond Back Acquisition) (provided that no Event of Default is outstanding or occurs as a consequence thereof) or, as the case may be, the accrual of interest in accordance with GSIC Side Letter (provided that such accrued interest shall not be added to the principal amount of the GSIC Notes).

(z) GSIC Notes: the Company shall not make any issuance of GSIC Notes (whether in respect of or in lieu of interest on any GSIC Notes then outstanding or otherwise) that results in or would, upon the passage of time or giving of notice, result in an Event of Default under the Note Indentures.

(aa) Bikeshop.com: Notwithstanding any other provision of this Agreement the Company shall:

     (i) not dispose of any of its shares in Bikeshop.com without the prior written consent of the Facility Agent (acting in accordance with the instructions of the Super Majority Banks) and on such terms and conditions as the Facility Agent shall require;

     and the Company shall procure that:

     (i) Bikeshop.com shall not issue shares other than in accordance with the Bikeshop.com Stock Option Plan;

     (ii) Bikeshop.com shall not redeem, repurchase, retire, return or repay any of its share capital or resolve to do so; and

     (iii) Bikeshop.com shall not dispose of any Intellectual Property Rights in which it has legal and beneficial title or otherwise uses or requires in relation to its business without the prior written consent of the Facility Agent ( acting in accordance with the instructions of the Super Majority Banks) and on such terms and conditions as the Facility Agent shall require. Any other assets of Bikeshop.com may be disposed of in accordance with Clause 19.5(b).

                                     PART 7

20.  FINANCIAL UNDERTAKINGS

(a) the Consolidated Adjusted EBITDA for any three month Accounting Period ending on a date specified in the table below shall not be less than the amount set opposite such date in the table below:

-------------------------------------------------------------------
Date                                             Amount (DM)
-------------------------------------------------------------------
31 December 2000                                 22,200,000
-------------------------------------------------------------------
1 April 2001                                     13,200,000
-------------------------------------------------------------------
1 July 2001                                      25,300,000
-------------------------------------------------------------------
30 September 2001                                (12,000,000)
-------------------------------------------------------------------
31 December 2001                                 15,100,000
-------------------------------------------------------------------
31 March 2002                                    18,600,000
-------------------------------------------------------------------
30 June 2002                                     31,800,000
-------------------------------------------------------------------

(b) The aggregate amount of Financial Indebtedness of the Group (excluding, the GSIC Notes, any amounts due under the Note Documents, and any Financial Indebtedness described at paragraph (h) of the definition "Financial Indebtedness" (and without double-counting)) shall not, during any period listed in Column 1 below exceed the amount specified opposite such period in Column 2 below and, for the purposes of any such determination, any Financial Indebtedness not denominated in DM shall be converted to DM by reference to the Facility Agent's spot rate of exchange for such currency and DM at or about 10:00a.m. on the date determination is made

=========================================================================
Column 1                                                 Column 2 (DM)
-------------------------------------------------------------------------
1 November 2000 - 3 December 2000                        157,200,000
-------------------------------------------------------------------------
4-31 December 2000                                       174,600,000
-------------------------------------------------------------------------
1 January 2001 -4 February 2001                          174,700,000
-------------------------------------------------------------------------
5 February 2001 - 4 March 2001                           199,700,000
-------------------------------------------------------------------------
5 March 2001 - 1 April 2001                              199,700,000
-------------------------------------------------------------------------
2 April 2001 - 6 May 2001                                201,000,000
-------------------------------------------------------------------------
7 May 2001 - 3 June 2001                                 201,000,000
-------------------------------------------------------------------------
4 June 2001 - 1 July 2001                                198,300,000
-------------------------------------------------------------------------
2 July 2001 - 5 August 2001                              131,300,000
-------------------------------------------------------------------------
6 August 2001 - 2 September 2001                         90,000,000
-------------------------------------------------------------------------
3 September 2001 - 30 September 2001                     89,100,000
-------------------------------------------------------------------------
1 October 2001 - 4 November 2001                         89,200,000
-------------------------------------------------------------------------
5 November 2001 - 2 December 2001                        88,300,000
-------------------------------------------------------------------------
3 December 2001 - 31 December 2001                       98,100,000
-------------------------------------------------------------------------
1 January 2002 - 3 February 2002                        188,200,000
-------------------------------------------------------------------------
4 February 2002 - 3 March 2002                          209,355,403
-------------------------------------------------------------------------
4 March 2002 - 31 March 2002                            209,355,403
-------------------------------------------------------------------------
1 April 2002 - 5 May 2002                               209,355,403
-------------------------------------------------------------------------
6 May 2002 - 2 June 2002                                209,355,403
-------------------------------------------------------------------------
3 June 2002 - 30 June 2002                              209,355,403
=========================================================================

(c) the Consolidated Adjusted Cashflow for any three month period ending on a date specified in the table below shall not be less than the amount set opposite such date:

=========================================================================
Column 1                                                  Amount  (DM)
-------------------------------------------------------------------------
3 December 2000                                           (82,800,000)
-------------------------------------------------------------------------
31 December 2000                                          (63,900,000)
-------------------------------------------------------------------------
4 February 2001                                           (62,000,000)
-------------------------------------------------------------------------
4 March 2001                                              (56,100,000)
-------------------------------------------------------------------------
1 April 2001                                              (81,300,000)
-------------------------------------------------------------------------
6 May 2001                                                 (7,300,000)
-------------------------------------------------------------------------
3 June 2001                                                37,300,000
-------------------------------------------------------------------------
1 July 2001                                                60,700,000
-------------------------------------------------------------------------
5 August 2001                                              74,300,000
-------------------------------------------------------------------------
2 September 2001                                           67,400,000
-------------------------------------------------------------------------
30 September 2001                                          38,600,000
-------------------------------------------------------------------------
4 November 2001                                             2,700,000
-------------------------------------------------------------------------
2 December 2001                                           (13,100,000)
-------------------------------------------------------------------------
31 December 2001                                           (5,400,000)
-------------------------------------------------------------------------
3 February 2002                                           (79,700,000)
-------------------------------------------------------------------------
3 March 2002                                             (134,500,000)
-------------------------------------------------------------------------
31 March 2002                                            (136,000,000)
-------------------------------------------------------------------------
5 May 2002                                                (28,200,000)
-------------------------------------------------------------------------
2 June 2002                                                41,100,000
-------------------------------------------------------------------------
30 June 2002                                               68,000,000
=========================================================================

(d) the Capital Expenditure for any period specified in the table below shall not exceed the amount set opposite such date:

=========================================================================
Column 1                                                  Amount  (DM)
-------------------------------------------------------------------------
12 months to 31 December 2000                              21,100,000
-------------------------------------------------------------------------
3 months to 31 March 2001                                   3,600,000
-------------------------------------------------------------------------
6 months to 30 June 2001                                    7,900,000
-------------------------------------------------------------------------
9 months to 30 September 2001                              17,300,000
-------------------------------------------------------------------------
12 months to 31 December 2001                              21,400,000
-------------------------------------------------------------------------
3 months to 31 March 2002                                   4,300,000
-------------------------------------------------------------------------
6 months to 30 June 2002                                    9,500,000
=========================================================================


     All numbers in brackets indicate minus numbers.

                                     PART 8

21.  EVENTS OF DEFAULT

21.1 The Events of Default

Each of the events listed in this Clause 21, provided the same is continuing, is an Event of Default, irrespective of whether it occurs as a result of any action taken, or not taken, by any Person, including the Company or any other Group Member.

(a) Failure to pay: The Company or any other Group Member fails to pay when due any amount payable by it under any Finance Document in the currency in which the same is expressed to be payable (other than where such failure to pay results solely from an error in relation to the transmission of the relevant payment and such payment is actually received within 3 Business Days of its due date).

(b) Breach of undertaking: The Company or any Group Member fails to comply with any of the provisions of Clauses 19 or 20 of this Agreement or Clause
     4.2 of the Amendment and Restatement Agreement.

(c) Breach of other undertakings: Other than the provisions referred to in paragraphs (a) and (b) above, any of the Obligors fails to comply with any provision of this Agreement and/or any provision of any other Finance Document (irrespective of whether or not such provision is valid and enforceable against such Person) and, (other than the provisions referred to in paragraphs (a) and (b) above) if such failure is in the reasonable opinion of the Majority Banks capable of remedy within such period, such Obligor shall have failed to remedy such failure within 21 days after the earlier of the relevant Obligor becoming aware of such default and receipt by the relevant Obligor of written notice from the Facility Agent to the Company requiring the failure to be remedied.

(d) Representations and warranties: Any representation or warranty or statement made, or deemed to be made, or repeated by or on behalf of the Company or any Group Member in, or in connection with, any Finance Document or any notice, certificate, statement delivered by it in connection with any Finance Document is, or proves to have been, untrue or misleading in any material way or material respect when made or deemed to be repeated or supplied in accordance with or in respect of any Finance Document by reference to the facts and circumstances then subsisting and, if the circumstances causing such misrepresentation are, in the reasonable opinion of the Majority Banks, capable of remedy within such period, such Group Member shall have failed to remedy such circumstances within 14 days after the earlier of the relevant Group Member becoming aware of such misrepresentation and receipt by the Company of written notice from the Facility Agent to such Group Member requiring the circumstances causing such misrepresentation to be remedied such that if the relevant representation was repeated by each such Group Member at the end of such 14 day period, such representation would, at such time, be true and correct in all material respects.

(e)  Cross-default:

      (i) Any Financial Indebtedness under any of the Senior Notes, any other Note Document or the GSIC Notes or other GSIC Note Documents is not paid when due, or becomes (or becomes capable of being declared) due and payable or due for redemption before its originally scheduled maturity date or are placed on demand, in each such case by reason of the occurrence of an event of default (howsoever characterised) or any event having the same effect, or any such Financial Indebtedness which is payable on demand shall have been demanded; or

      (ii) any Financial Indebtedness of one or more Group Members (taken together if more than one) aggregating $1,000,000 (or the equivalent in other currencies) or more at any one time outstanding is not paid when due, becomes (or becomes capable of being declared) due and payable or due for redemption before its originally scheduled maturity date or are placed on demand, in each such case by reason of the occurrence of an event of default (howsoever characterised) or any event having the same effect, or any such Financial Indebtedness which is payable on demand shall have been demanded; or

      (iii) any Encumbrances over assets of any one or more Group Members (taken together if more than one) securing an aggregate of $100,000 (or its equivalent in other currencies) or more become enforceable and steps are taken to enforce the same.

(f) Repudiation: The Company or any Group Member rescinds or repudiates (or purports to rescind or repudiate) any Transaction Document (excluding the Service Contracts) to which it is expressed to be a party.

(g) Distress: Any distress, execution, attachment, registration or other process affects any assets of the Group or any of the Group Members having an aggregate value of $100,000 (or the equivalent thereof in other currencies) save where (i) the relevant Group Member is, in good faith, contesting the distress, execution, attachment, sequestration or other process by appropriate proceedings diligently pursued and (ii) the Majority Banks acting reasonably are satisfied that the ability of any Obligor to comply with its obligations under the Finance Documents to which it is a party will not be materially and adversely affected whilst such distress, execution, attachment, diligence or other process is being so contested.

(h) Invalidity: Any of the Finance Documents shall cease to be in full force and effect (except as a result of a specific release in writing by the Banks) or shall cease to constitute the legal, valid and binding obligation of any Obligor party to it or, in the case of any Security Document, fail to provide effective perfected security in favour of the of the Security Agent and the Banks over the assets over which the Encumbrance is intended to be given by that Security Document, in any such case concerning the Company or an Obligor in a manner and to an extent reasonably considered by the Majority Banks to be materially adverse to their interests under the Senior Finance Documents or in any such case concerning any Obligor in a manner and to an extent reasonably considered by the Majority Banks to have a Material Adverse Effect or it shall be unlawful for any Obligor to perform any of its material obligations under any of the Finance Documents.

(i)  Unable to pay debts: The Company or any Group Member:

      (i) suspends payment of its debt or is unable or admits its inability to pay its debts as they fall due or is deemed unable to pay its debts within the meanings contained in Section 123(1) of the Insolvency Act 1986 (construed as if the figure stated at Section 123(1)(a) was $100,000 or is determined pursuant to Section 123(2) Insolvency Act that it is unable to pay its debts (as that Section may be amended); or

      (ii) commences negotiations with its creditors generally with a view to the general readjustment or rescheduling of all or part of its indebtedness which it would otherwise not be able to pay as it falls due; or

      (iii) proposes or enters into any composition or other arrangement for the benefit of its creditors generally or any class of creditors.

(j) Insolvency: Any Group Member is declared or deemed pursuant to any applicable legislation to be insolvent or is or is deemed pursuant to any applicable legislation to be unable, or admits in writing its inability, to pay its debts as they fall due or stops or threatens to stop payment of its debts as they fall due or stops or threatens to stop payment of its debts generally or becomes insolvent within the terms of any applicable law Provided that, for the purposes of this paragraph (j) in determining whether a Group Member is to be deemed to be insolvent or unable to pay its debts as they fall due under Section 123 Insolvency Act (i) the figure stated at Section 123(1)(a) shall be deemed to be $100,000 and (ii) Section 123(2) shall only apply if such a determination has been made in accordance with the terms of that Section.

(k) Liquidation: Any order is made or resolution passed or any steps are initiated or are consented to by any Group Member or otherwise commenced by any Person or any petition shall be presented (and not, where that Person is unconnected with that Group Member save for being a creditor of such Group Member, discharged or stayed within fourteen days in the case of both legal proceedings and such petition) for the suspension of payments generally or for any process giving protection against creditors or for the dissolution, termination of existence, liquidation, winding up, bankruptcy or other like process of any Group Member (other than a solvent liquidation, dissolution or winding up of a Group Member (not being an Obligor) or a liquidation, dissolution or winding up of a Group Member arising out of the German Reorganisation (provided that the Company and each Group Member has complied with Clause 19.4(bb))that has in any such case been previously approved by the Facility Agent in writing).

(l) Administration: An application is made to the Court for an administration order under the Insolvency Act 1986 with respect of the Company or any other Group Member or an effective resolution is passed by the directors or shareholders of the Company or any other Group Member for such an application to be made or an administrator or administrative receiver is appointed in respect of any Group Member.

(m) U.S. Bankruptcy: Any Group Member shall commence a voluntary case under the U.S. Bankruptcy Code, or an involuntary case is commenced under the U.S. Bankruptcy Code against that Group Member and the petition is not controverted within 10 days and is not dismissed within 30 days, after commencement of the case, or a custodian, receiver, trustee or similar officer is appointed for, or takes charge of, all or substantially all of the property of that Group Member.

(n) Receiver: A liquidator or provisional liquidator (save as excepted by the proviso to paragraph (k) above) or, trustee, receiver, administrative receiver, manager (being a Person acting on behalf of all or any creditors) or similar officer is appointed in respect of any Group Member or in respect of (or takes possession of) all or any part of its assets with an aggregate value in excess of $100,000 or more (or the equivalent in other currencies).

(o) Analogous Acts: Any event occurs or proceeding is taken with respect to the Company or any other Group Member in any jurisdiction to which it is subject which has an effect equivalent or substantially similar to any of the events mentioned in paragraphs (k) to (n) inclusive above.

(p) Unlawfulness: It becomes unlawful at any time for any Group Member to perform all or any of its obligations under any Finance Document to which it is a party.

(q) Qualification of Financial Accounts: The Auditors qualify their report on the audited consolidated accounts of the Group (taken as a whole) in a manner which is material in the context of the Finance Documents and the transactions contemplated thereby.

(r) Cessation: Any Group Member ceases to carry on all or any material part of its business (save in consequence of any reorganisation, reconstruction or amalgamation permitted under this Agreement and save as may result from any disposal of assets permitted by the terms of this Agreement or any solvent liquidation, dissolution or winding-up of any Group Member (not being an Obligor)).

(s) Ownership of Obligors: Any Group Member shall cease to own, directly or indirectly, at least the percentage ownership interest in any Group Member owned by it immediately following the Closing or immediately following implementation of the steps recorded in the Structure Memorandum contained in the Reports or (if later) the date on which the relevant entity became a Group Member unless such Group Member was a Dormant Subsidiary at the Closing and has remained a Dormant Subsidiary until such time as it is wound-up on a solvent basis in accordance with paragraph (k) above.

(t) Proceedings: There is current or pending at the Closing or there shall occur thereafter any litigation, arbitration, administrative, regulatory or other proceedings or enquiry (including, without limitation, any such by the Office of Fair Trading, the Monopolies and Mergers Commission, the Department of Trade and Industry, or any equivalent body in any other jurisdiction or the European Commission or any division of any thereof or authority deriving power from any thereof) concerning or arising in consequence of any of the Transaction Documents and/or the implementation of any matter or transaction provided for in the Transaction Documents (excluding, in each case, the Service Contracts) or otherwise.

(u) Recapitalisation Warranties: Any warranty made by any Person in any of the Recapitalisation Documents is incorrect in a material respect, any breach by any Person of its obligations under any of the Recapitalisation Documents occurs or any other claim is made by any Group Member against any Person under any of the Recapitalisation Documents in each case, which (in aggregate) results in or might reasonably be expected to result in breach of Clause 20.

(v)  Intercreditor Agreements, and Other Documents:

      (i) Any Group Member, fails to comply with any of the material provisions of, or its obligations under, the Intercreditor Agreements; or

      (ii) the Intercreditor Agreements are not, or cease to be, binding on or enforceable against any Group Member expressed to be a party thereto, the Note Trustee, the Noteholders, the GSIC Noteholders or any permitted successors, transferees or assignees agreed by the Facility Agent (as the case may be) or shall otherwise not be effective;

      (iii) any event, howsoever described, constituting default under the Recapitalisation Documents shall occur thereunder and be continuing unwaived; or

      (iv) any event, however described, constituting default under the Diamond Back Acquisition Agreement shall occur thereunder and be continuing.

(w) ERISA: Any U.S. Obligor or any Subsidiary or any ERISA Affiliate has incurred or is likely to incur a material liability to or on account of a Multiemployer Plan or employee pension benefit plan (as defined in Section 3(2) of ERISA) under Section 409, 502(i), 502(1), 4062, 4063, 4064, 4201 or
     4204 of ERISA or Section 4971 or 4975 of the Code, or any U.S. Obligor or any Subsidiary has incurred or is likely to incur material liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) which provide benefits to retired employees (other than as required by Section 601 of ERISA).

(x) Expropriation: The authority or ability of any Material Group Member or Obligor to conduct its business is wholly or substantially curtailed by any seizure, expropriation, intervention or other action by or on behalf of any governmental, regulatory or other authority.

(y)  Control:

      (i) Without the prior written consent of all the Banks, any single Person or group of Persons acting in concert (as defined in the City Code on Takeovers and Mergers) acquires control (as defined in
            Section 416 of the Income and Corporation Taxes Act 1988) of the Company; or

      (ii) Thayer and Perseus cease collectively to hold or either or both of them (or DC Cycle LLC and/or Perseus Cycle LLC) enters into any arrangement or agreement, the effect of which is that Thayer and Perseus will cease to hold (in aggregate) the beneficial interest in at least 51 per cent of the voting rights of shares in the Company, or cease collectively to hold the largest economic interest in the Company of all the shareholders in the Company, or cease together to be able nominate the majority of the Board of Directors of the Company; or

      (iii) Thayer Capital Partners ceases to be the General Partner of Thayer and/or to manage Thayer or Perseus Management L.L.C. ceases to be the managing member of Perseus; or

      (iv) the Persons holding the majority of the voting share capital of the Company at the date of this Agreement cease to hold the majority of its voting share capital and one or more other Persons (if more than one acting in concert) own the majority of the voting share capital of the Company, and for the purposes of this paragraph (iv) "acting in concert" means acting together by agreement; or

      (v) Without the prior written consent of all the Banks, there is a Change of Control as such expression is defined in the GSIC Note Documents and the Note Documents.

(z) Auditor's Confirmations: Any confirmation required to be delivered pursuant to Clause 19.1(a)(v) is not delivered in accordance therewith or it is delivered but does not confirm that the Borrower Base Summary referred to therein is, in all material respects accurate or does not confirm that the Company has in place satisfactory methods and procedures for obtaining and collating the information required in order for it to be able to compile accurate Borrowing Base Summaries for the purposes of this Agreement having regard, where appropriate, to each of the specific requirements of this Agreement relating thereto including, without limitation, Clause 6.


(aa) Adjusted Borrowing Base: If at any time, the aggregate Borrowing Base of the Borrowers is less than the aggregate Deutschmark Amount of the Ancillary Facilities, (other than that portion of Ancillary Facilities which are solely available for foreign exchange transactions), Advances and Outstanding Standby L/C's at such time, and such breach is not remedied within ten Business Days of the delivery to the Facility Agent, in accordance with this Agreement, of the Borrowing Base Summary which identified such breach.

(bb) Material Adverse Effect: Any event or series of events whether related or not occurs which has a Material Adverse Effect.

(cc) GSIC Notes. The Company makes any issuance of GSIC Notes (whether in respect or in lieu of interest on any GSIC Notes then outstanding or otherwise) that results in or would, upon the passage of time or giving of notice, result in an Event of Default under the Note Indentures.

21.2 Acceleration

Upon the occurrence of an Event of Default and at any time thereafter while the same is continuing unremedied or unwaived in accordance with this Agreement, the Facility Agent may, and shall if so directed by the Majority Banks, by notice to the Company:

(a)  declare that an Event of Default has occurred; and/or

(b) declare that the Revolving Commitments and the Standby L/C Commitments shall be cancelled forthwith, whereupon the same shall be so cancelled and all fees payable in relation to the Revolving Commitments and the Standby L/C Commitments shall become immediately due and payable; and/or

(c) declare that the Advances to some or all of the Borrowers (as specified in such notice), together with all interest accrued on those Advances and all other amounts payable by some or all of the Obligors (as specified in such notice) or any of them under the Senior Finance Documents from time to time, shall thenceforth be repayable on demand being made by the Facility Agent (and in the event of any such demand those Advances, such interest and such other amounts shall be immediately due and payable); and/or

(d) declare some or all of the Advances to some or all of the Borrowers (as specified in such notice) immediately due and payable, whereupon they shall become immediately due and payable together with all interest accrued on those Advances and all other amounts payable by those Borrowers under the Senior Finance Document; and/or

(e) require some or all of the Borrowers to pay in cash (whereupon each such Borrower shall be obliged to pay) to the Facility Agent for the account of each Bank for credit to the Standby L/C Account on its books relating to each Standby L/C issued at the request of any such Borrower and which is then outstanding an amount equal to the portion of that Standby L/C for which that Bank is liable.

(f) Notwithstanding anything in this Clause 21.2 to the contrary, if an Event of Default arising from filing by or against the Company or any proceeding in respect of the Company under the United States Bankruptcy Code, all sums owing under the Senior Finance Documents whether for principal, interest or otherwise shall become immediately due without further demand, and the Revolving Commitments, the Standby L/C Commitments and any other obligations under the Senior Finance Documents to make credit available shall immediately terminate, all without notice of any kind whatsoever.

                                     PART 9

22.  ADDITIONAL BORROWERS

(a) If any Subsidiary of the Company wishes to become a Borrower under this Agreement, it and the Obligors' Agent shall each so notify the Facility Agent (which shall in turn notify the Banks and the Security Agent).

(b) If all the Banks confirm to the Facility Agent in writing that they are prepared to accept that Subsidiary as a Borrower hereunder (subject to such limitations as they may advise) and an

     Obligor under the relevant Intercreditor Agreement(s) the Facility Agent shall so notify the Banks and shall prepare and deliver to the Obligor's Agent a Borrower Accession Agreement (appropriately completed and subject to such limitations as are imposed).

(c) Upon receipt by the Facility Agent of the Borrower Accession Agreement, signed on behalf of the Obligors' Agent (for itself and the existing Borrowers, Guarantors and the Obligors) and by the proposed Additional Borrower, the Facility Agent shall execute the same (for itself and on behalf of the Finance Parties) and shall as promptly as practicable give notice of such execution to all of the parties to the Borrower Accession Agreement.

(d) Upon execution of any Borrower Accession Agreement as aforesaid, it shall take effect in accordance with, but subject to, the terms hereof and thereof.

(e) The obligations of each Finance Party to each Additional Borrower under this Agreement with respect to the making of the first Utilisation by it under this Agreement are subject to the condition precedent that the Facility Agent shall have received in respect of the Additional Borrower and the Borrower Accession Agreement all of the documents listed in
     Schedule 5 and such other reports, opinions and documents (if any) as the Facility Agent may reasonably require, each in form and substance satisfactory to the Facility Agent and that the Facility Agent has confirmed to the Obligors' Agent that it is satisfied that such Additional Borrower has effectively become party to the relevant Intercreditor Agreement(s) as an Obligor.

23.  GUARANTEES

23.1 Guarantee

In consideration of the Finance Parties entering into this Agreement and/or becoming party to this Agreement pursuant to a Novation Certificate and/or (in the case of the Banks) participating in any Utilisation, each Guarantor hereby irrevocably and unconditionally and jointly and severally but only to the extent permitted under applicable law (which, in the case of any Guarantor incorporated in the Netherlands shall be determined by reference to the fair market value determined, on a going concern basis, between a willing buyer and a willing seller, of its net assets (determined in accordance with Applicable Accounting Principles):

(a) guarantees to each Finance Party, as principal obligor and not merely as surety (or similar in any applicable jurisdiction), prompt performance by each other Obligor (other than the Company and Lyon Cycle Investments B.V.) of all its obligations under the Senior Finance Documents and the payment of all sums payable now or in the future to each Finance Party by each other Obligor (other than the Company and Lyon Cycle Investments B.V.) under or in connection with the Senior Finance Documents when and as the same shall become due;

(b) undertakes with each Finance Party that, if and whenever any other Obligor (other than the Company and Lyon Cycle Investments B.V.) shall be in default in the payment of any sum whatsoever due from it under or in connection with any Senior Finance Document, such Guarantor will on demand pay such sum as if such Guarantor instead of such other Obligor were expressed to be the primary Obligor, together with interest on that sum at the rate per annum from time to time payable by such other Obligor on that sum from the date when that sum becomes payable by such Guarantor under this Agreement until payment of that sum in full; and

(c) agrees to indemnify each Finance Party on demand against any loss or liability suffered by it under any Senior Finance Document as a result of any obligation guaranteed by any

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     Guarantor (other than the Company and Lyon Investments B.V.) being or becoming unenforceable, invalid or illegal.

Provided that, in respect of the Swedish Obligor, the undertakings given by the Swedish Obligor in this Clause 23 and any security undertaking hereunder by the Swedish Obligor shall be conditional upon:

      (i) receipt by the Swedish Obligor of a decision from the Swedish local tax authority or from the Swedish Government which has gained legal force (lagakraftvunnet beslut) holding that Chapter 12 Section 7 of the Swedish Companies Act (aktiebolagslagen) is not applicable to such undertakings; or

      (ii) receipt by the Swedish Obligor of a decision from the Swedish local tax authority or from the Swedish Government which has gained legal force (lagakraftvunnet beslut) granting, pursuant to Chapter 12
            Section 8 of the Swedish Companies Act, an exemption from Chapter 12
            Section 7 of the Swedish Companies Act for such undertakings.

     The Swedish Obligor shall draft the application to the Swedish tax authority, but shall make such amendments or additions, as the Banks' local Swedish counsel shall reasonably require. The Swedish Obligor undertakes to file the application to the Swedish tax authority promptly following the Diamond Back Acquisition.

     If the Swedish local tax authority fails to hold that Chapter 12 Section 7 of the Swedish Companies Act (aktiebolagslagen) is not applicable to such undertakings, or fails to grant the appropriate exemptions, the Swedish Obligor shall lodge an appeal with the Swedish Government if in the reasonable opinion of the Bank's Swedish counsel (and after taking into account any representations made by the Swedish Obligor's Swedish counsel) such appeal is likely to be successful on the balance of probabilities.

Anything contained in this Agreement to the contrary notwithstanding:

(i) the obligations of each U.S. Obligor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such U.S. Obligor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Bankruptcy Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such U.S. Obligor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such U.S. Obligor (a) in respect of intercompany indebtedness to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such U.S. Obligor hereunder and (b) under any guarantee of senior unsecured indebtedness or indebtedness subordinated in right of payment to the obligations hereunder which guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such U.S. Obligor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to similar rights of such U.S. Obligor pursuant to (A) applicable law or (B) any agreement providing for an equitable allocation among such U.S. Obligor and other Group Members of obligations arising under guarantees by such parties;

(ii) only the Company shall be liable for its obligations under this Agreement, and in no event shall any other Obligor guarantee or act as a Guarantor for any obligation of the Company under this Agreement;

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(iii)the Company shall pledge its assets, provided that it shall not pledge more than or an amount equal to 66 2/3% of the voting stock in any Subsidiary;

(iv) the obligations of Raleigh Industries of Canada hereunder in its capacity as a Guarantor shall be limited to a maximum aggregate amount of C$13,000,000; and

(v) the obligations of the Swedish Obligors hereunder shall be limited to the greater of:

     (a) an amount equal to seven times the Consolidated EBITDA of such Swedish Subsidiary; and

     (b)  the Total Assets of such Swedish Subsidiary;

     and in each case, determined by reference to the Swedish Obligor's most recently published audited financial statements and, for the purposes of this paragraph only:

     "Consolidated EBITDA" shall be determined in accordance with the definition "Consolidated EBITDA" at Clause 1.2 but as if references therein to the Company were references to the Swedish Obligor, references therein to the Group were references to the Swedish Obligor and its Subsidiaries (if any) and references therein to the audited annual financial statements were references to the latest audited annual financial statements of such Swedish Obligor as the same is determined in accordance with Applicable Accounting Principles; and

     "Total Assets" means, in respect of a Swedish Obligor, the sum of fixed, intangible and current assets (including, for the avoidance of doubt, amounts falling due after more than one year) of such Swedish Obligor and its Subsidiaries (if any).

23.2 Continuing Guarantee

This guarantee is a continuing guarantee and shall extend to the ultimate balance of all sums payable by the Obligors (other than the Company and Lyon Cycle Investments B.V.) or any of them under the Senior Finance Documents.

23.3 Reinstatement

Where any discharge (whether in respect of the obligations of any Obligor, any security for such obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be repaid on insolvency, administration, liquidation or otherwise without limitation, the liability of the Guarantors under this guarantee shall continue as if there had been no such discharge or arrangement. Each Finance Party shall be entitled to concede or compromise any claim that any such payment, security or other disposition is liable to avoidance or repayment.

23.4 Waiver of Defences

Except to the extent that any Guarantor is specifically released in writing and except to the extent that its obligations are specifically waived in writing the obligations of each Guarantor under this Agreement shall not be affected by any circumstance, act, omission, matter or thing which but for this provision might operate to release or otherwise exonerate such Guarantor from its obligations hereunder in whole or in part, including without limitation and whether or not known to any Obligor or any Finance Party:

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(a)  any time, indulgence or waiver granted to or composition with any other
     Obligor or any other Person; or

(b) the taking, variation, compromise, exchange, renewal or release of or refusal or neglect to perfect, take up or enforce any rights or remedies against, or any security over any assets of, any other Obligor or any other Person or any non-presentment or non-observance of any formality or other requirements in respect of any instruments or any failure to obtain the full value of any security; or

(c) any legal limitation, disability, incapacity, lack of power, authority or legal personality of, or dissolution or change in the members or status of, or other circumstances relating to any other Obligor or any other Person and including, without limiting the generality of the foregoing, any limitation on the amount guaranteed by any other Guarantor hereunder or provided for in any Guarantor Accession Agreement or any Guarantee; or

(d) any variation (however fundamental and whether or not involving any increase in the liability of any Obligor thereunder) or replacement of any Senior Finance Document or any other document or security (including without limitation any substitute basis agreed pursuant to Clause 10 and any agreement contemplated by this Agreement) so that references to such Senior Finance Document or other document or security in this guarantee shall include each such variation or replacement; or

(e) any unenforceability, illegality, invalidity or frustration of any obligations of any other Obligor or any other Person under any Senior Finance Document or any other document or security, or any failure of any other Obligor or proposed Additional Borrower or Additional Guarantor to become bound by the terms of any other Senior Finance Document, in each case whether through any want of power or authority or otherwise; or

(f) any postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of any Obligor under a Senior Finance Document resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order, to the intent that such Guarantor's obligations under this Agreement shall remain in full force and this guarantee be construed accordingly as if there were no such circumstance, act, variation, limitation, omission, matter or thing.

23.5 Immediate Recourse

Each Guarantor waives any right it may have of first requiring any Finance Party to proceed against or enforce any other rights or security of or claim payment from or file any proof or claim in any insolvency, administration, winding up, bankruptcy or liquidation proceedings relating to, any other Obligor or any other Person before claiming from such Guarantor under this Agreement.

23.6 Preservation of Rights

Until all amounts which may be or become payable by any and all Obligors under or in connection with the Senior Finance Documents have been irrevocably paid and discharged in full (whether by any Borrower or by one or more Guarantors or otherwise), after a claim has been made pursuant to this guarantee each Finance Party may:

(a) refrain from applying or enforcing any other security, monies or rights held or received by that Finance Party in respect of (or capable of being applied in respect of) such amounts or apply and enforce the same in such manner and order as that Finance Party sees fit (whether

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     against such amounts or otherwise) and the Guarantors shall not be entitled to the benefit of the same; and

(b) hold in a suspense account (with liability to pay interest on the monies held therein at the rate payable to its corporate customers for deposits in the same currency on like terms and in like amounts) any monies received from any Guarantee or on account of any Guarantor's liability under this Agreement.

23.7 Non-competition

Until all amounts which may be or become payable by any and all Obligors under or in connection with the Senior Finance Documents have been irrevocably paid in full (whether by any Borrower or by one or more Guarantors or otherwise), no Guarantor shall, after a claim has been made pursuant to this guarantee:

(a) be subrogated to any rights, security or monies held, received or receivable by any Finance Party or be entitled to any right of contribution or indemnity in respect of any payment made or monies received on account of any Obligor's liability under any Senior Finance Document and, to the extent that any Guarantor is so subrogated or entitled by law, that Guarantor hereby (to the fullest extent permitted by law) waives and agrees not to exercise those rights or security or that right of contribution or indemnity;

(b) be entitled or claim to rank as a creditor in the insolvency, administration, winding-up, bankruptcy or liquidation of any other Obligor in competition with any Finance Party unless otherwise required by the Facility Agent or by law (in which case the proceeds, if any, of any claim in respect of any rights, security or monies of any Finance Party to which such Guarantor was subrogated, filed by the Guarantor with a receiver or other similar official, will be paid by such Guarantor to the Facility Agent to be applied in accordance with the provisions of the Senior Finance Documents); or

(c) be entitled to receive, claim or have the benefit of any payment, distribution or security from or on account of any other Obligor or exercise any right of set-off as against any other Obligor (and, without prejudice to the foregoing, each Guarantor shall forthwith pay to the Facility Agent for the Finance Parties an amount equal to any such set-off in fact exercised by it and forthwith pay or transfer, as the case may be, to the Facility Agent for the Finance Parties any such payment or distribution or benefit of security in fact received by it).

23.8 Additional Security

This guarantee shall be in addition to and shall not in any way be prejudiced by any other security (including, without limitation, the Security Documents) now or hereafter held by any Finance Party as security for or capable of being applied against the obligations of any Obligor.

23.9 Certificate

A certificate of the Facility Agent as to any amount due from any Borrower under this Agreement shall, in the absence of manifest error, be prima facie evidence of such amount as against each Guarantor.

23.10 Guarantee Fees

(a) The Company undertakes to pay, or procure the payment of, a guarantee fee to the Swedish Obligor. Such guarantee fee shall be payable yearly in advance within 60 days of the end of each annual Accounting Period save that the payment of the guarantee fee for the Accounting

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     Period ending 31 December 1999 (the "First Guarantee Fee Payment") shall be paid to the Swedish Obligor on the date on which the Swedish Obligor executes an Accession Agreement.

(b) Each such guarantee fee shall be for an amount equal to 1.75% of the Maximum Amount save that the First Guarantee Fee Payment shall be for an amount equal to 1.75% of the value of assets acquired by the Swedish Obligor pursuant to the Diamond Back Acquisition Agreement.

24.  RELEASE OF GUARANTORS AND SECURITY

24.1 Guarantors

Subject to Clause 24.3, at the time of completion of any sale or other disposal to a Person or Persons outside (and which will remain outside) the Group of all of the shares in the capital of any Guarantor (or of all of the shares in any other Group Member such that any Guarantor ceases as a result thereof to be a Group Member) and in such other circumstances (if any) as all the Banks may from time to time agree in writing, such Guarantor shall be released from all past, present and future liabilities (both actual and contingent) hereunder and under the Security Documents to which it is a party (other than liabilities which it has in its capacity as a Borrower), and the security provided over its assets under such Security Documents shall be released.

24.2 Assets

Subject to Clause 24.3, at the time of completion of any sale or other disposal to a Person or Persons outside (and which will remain outside) the Group of any assets owned by an Obligor over which security has been created by the Security Documents to which that Obligor is expressed to be a party, those assets shall be released from such Security.

24.3 Conditions for Release

The release of the guarantees and security referred to in Clause 24.1 and 24.2 above shall only occur if:

(a) either (i) such disposal will not result directly or indirectly in any breach of any of the terms of this Agreement, or (ii) such disposal is being effected at the request of the Majority Banks in circumstances where any of the security created by the Security Documents has become enforceable, or (iii) such disposal is being effected by enforcement of the Security Documents;

(b) any assets to be transferred to another Group Member before completion of such disposal shall have been so transferred and (if so required by the Majority Banks) security over such assets shall have been granted to the Security Agent to its satisfaction; and

(c) the Security Agent shall have executed such documents effecting such release as shall be reasonably required to achieve such release as aforesaid (and the Security Agent shall execute such documents at the expense of the relevant Obligor promptly upon (and only upon) it being satisfied that the conditions in (a), (b) and (c) above are satisfied).

24.4 Release of Group Members

If any Person which is a Group Member shall cease to be such a member in consequence of the enforcement of any of the Security Documents or in consequence of a disposal of the shares therein effected at the request of the Majority Banks in circumstances where any of the security created by

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the Security Documents has become enforceable, any claim which any Obligor may have against such Person or any of its Subsidiaries or which that Person or any of its Subsidiaries may have against any Obligor in or arising out of this Agreement or any of the Security Documents (including, without limitation, any claim by way of subrogation to the rights of the Finance Parties against such Person under the Senior Finance Documents and any claim by way of contribution or indemnity) shall be released automatically and immediately upon such Person ceasing to be a Group Member.

                                    PART 10

25.  INDEMNITIES

25.1 Indemnifiable events

Each Obligor agrees to indemnify each Finance Party on demand against any loss or expense, including legal fees, and any applicable VAT, which any of them may sustain or incur as a result or a consequence of any of the events referred to in this Clause 25.1 having occurred:

(a) Advance not made: the funding of an Advance following delivery of a Drawdown Request but not borrowed because of the application of one or more of the provisions of this Agreement (but not, for the avoidance of doubt because of any default by such Finance Party);

(b) Broken funding: receiving or recovering all or any part of any Advance other than on the last day of the Term relating thereto or at the end of any period selected by the Facility Agent under Clause 9, including any amount required to compensate that Finance Party in respect of any loss, premium, penalty or other compensating payment sustained or incurred by it in liquidating, employing or redeploying deposits acquired or arranged or entered into in order to make, fund or maintain such Advance;

(c) Occurrence of an Event of Default: the occurrence of an Event of Default or any other breach of an Obligor's obligations expressed to be assumed by it under this Agreement or under the Security Documents; or

(d) Currency indemnity: if any amount paid or received in respect of this Agreement or any of the Security Documents, whether as a result of any order, judgment or otherwise, is not received or recovered by or on behalf of that Finance Party in the currency in which the same is expressed to be payable hereunder or thereunder.

25.2 Stamp duty

(a) The Company will pay all stamp, documentary, registration and other similar duties or Taxes, including any penalties, additions, surcharges or interest relating to such amounts, which are imposed or chargeable on or in connection with this Agreement and the Security Documents or any judgment given in connection herewith and therewith.

(b) The Facility Agent may, but shall not be obliged to, pay any amounts which are referred to at 25.2(a). If the Facility Agent does so, the Company shall, on demand, indemnify the Facility Agent against any such payment, together with any costs and expenses, including legal fees, and any applicable VAT, incurred by or on behalf of the Facility Agent in connection with such payment.

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26.  FEES

26.1 Commitment fee

(a)  The Company will pay (or will procure that there is paid) to the Facility
     Agent:

      (i) for distribution among the Additional Banks pro rata to the aggregate of their respective Tranche A Revolving Commitments, a commitment fee computed at the rate of 1% (one percent) per annum on the daily unutilised balance of the Revolving Commitments during any Availability Period, and for any period from the Amendment Date to 11 May 2002 and which does not fall within an Availability Period, computed at the rate of one half of one per cent (0.5%) per annum on the daily unutilised balance of Revolving Tranche A Commitments for such period.

      (ii) for distribution among the Original Banks pro rata to the aggregate of their respective Tranche B Revolving Commitments, a commitment fee computed at the rate of one half of one per cent 0.5% on the daily unutilised balance of the Tranche B Revolving Commitments (for the avoidance of doubt, taking into account the undrawn balance of any Standby L/C outstanding during such period) during the period from and including the date hereof until the expiry of the Revolving Availability Period.

(b) Commitment fees are payable three monthly in arrears commencing on the date falling three months from the date of this Agreement and ending on the date on which the Total Tranche A Commitments or, as the case may be Total Tranche B Commitments are cancelled and reduced to zero.

(c) If any Bank's Tranche A Revolving Commitment or, as the case may be Tranche B Revolving Commitment is cancelled and reduced to zero, any commitment fee which had accrued at such time in relation to that Bank and which has not been paid, shall be payable by the Company on the date the cancellation is effective.

26.2 Agency fees

The Company shall pay to the Facility Agent, for its own account and the account of the Security Agent agency fees in the amounts and at the times specified in the letter relating to the Agents' fees.

26.3 Arrangement fee

The Company shall pay to the Facility Agent, an arrangement fee in the amount and at the time specified in the Fee Letter.

26.4 Participation Fee

The Company shall pay on the Amendment Date to each Additional Bank a participation fee in an amount and at a time specified in the Fee Letter.

26.5 Amendment Fee

The Company shall pay on the Amendment Date to each Original Bank an amendment fee in an amount and at a time specified in the Fee Letter.

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27. COSTS AND EXPENSES

27.1 Initial Costs

The Company shall pay to the Facility Agent an amount equal to all reasonable costs and expenses, including reasonable legal fees and any applicable VAT incurred by the Agents and/or the Arranger in connection with the negotiation, preparation and execution of this Agreement and the Security Documents, subject to agreed limits.

27.2 Amendments

The Company shall pay to the Facility Agent an amount equal to all costs and expenses, including legal fees, and any VAT payable thereon, incurred by the Agents and/or the Arranger in connection with the negotiation, preparation and execution of any amendment, waiver, release or consent (each such event being an "Approval") which any of the Finance Parties is requested to give in connection with the Senior Finance Documents and the transactions contemplated by it and them to the extent that the Facility Agent (acting reasonably) determines that such Approval (either taken in isolation, or aggregated with any other Approval requested in the annual Accounting Period to which such Approval relates), is in excess of the time and resource the Facility Agent could have been expected to expend on such matters in the ordinary course of events having regard to its annual agency fee and, for the avoidance of doubt, the said annual agency fees does not contemplate any work that the Facility Agent may be required to undertake in that capacity following the occurrence of a Default or a restructuring or refinancing of the Facilities.

27.3 Protection, enforcement, etc.

The Company shall pay, through the Facility Agent, an amount equal to all proper costs and expenses, including, reasonable legal fees, and any applicable VAT incurred by any Finance Party in connection with protecting, preserving or enforcing (or attempting to do so) any of their rights under or arising out of any of the Senior Finance Documents.

                                    PART 11

28. THE AGENTS AND THE ARRANGER

28.1 Appointment of the Agents

(a) Each Bank and the Arranger irrevocably appoints the Facility Agent and the Security Agent to act as its agent in connection with this Agreement and with respect to the Senior Finance Documents and the transactions contemplated hereby and thereby.

(b) The Agents are authorised to take such action and to exercise and carry out all the discretions, authorisations, rights, powers and duties as are specifically delegated to it in this Agreement and the other Senior Finance Documents, together with such discretions, rights and powers as such Facility Agent reasonably considers to be incidental and each of the Finance Parties irrevocably authorises the Facility Agent and the Security Agent on such Finance Party's behalf to enter into any Accession Agreement or Security Document (whereupon and by which act such Finance Party shall become bound thereby).

(c) The Agents are not, nor will they be considered to be, acting as trustee or in a fiduciary capacity under or in connection with this Agreement or any of the other Senior Finance Documents other than the Security Agent in its capacity as such, under and in respect of the Security Documents. The duties of the Agents are restricted to those expressly stated in this Agreement.

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(d)  Each Bank and the Agents agree (or shall be deemed to have agreed) that, where Security Documents are to be granted, or have been granted, in favour of the Security Agent, inter alia, for the benefit of the Banks, then the Security Agent may enter into such Security Documents on behalf of the Banks and shall hold the benefit of such Security Documents on trust for the Banks and the Facility Agent to the extent of their respective interests for the time being and that the terms and conditions of this paragraph (d) shall apply to the Security Agent in its capacity as trustee for the Banks and the Facility Agent under such Security Documents. The Security Agent agrees with the Banks and the Facility Agent that it shall hold on trust for each of them the assets secured by the Security Documents. The perpetuity period applicable to the trusts created hereby and pursuant hereto shall be eighty years.

(e) Unless expressly excluded in the Security Documents the Security Agent may rely on, exercise and be protected by the discretions, protections, powers and rights conferred on trustees, mortgagees or receivers under the Law of Property Act 1925, the Trustee Act 1925, the Trustee Investments Act 1961 and the Insolvency Act 1986 and if there is any ambiguity or conflict between the same and any of the Security Documents or where the terms of the same are less extensive or more restricted than those of the Security Documents, the terms of the Security Documents shall prevail to the extent permitted by the applicable laws.

(f) The Security Agent in its capacity as trustee or otherwise shall not be liable for any failure, omission, or defect in perfecting the security constituted by any Security Document or any security created thereby including, without limitation, any failure to (i) register the same in accordance with the provisions of any of the documents of title of the relevant Obligor to any of the property thereby charged, or (ii) effect or procure registration of or otherwise protect the floating charge or any other such security created or pursuant to the Security Documents under the Land Registration Act 1925 or any other registration laws in any jurisdiction.

(g) The Security Agent in its capacity as trustee or otherwise may accept without enquiry such title as any Obligor may have to the property over which security is intended to be created by any Security Document.

(h) Save where the Security Agent holds a legal mortgage over or over an interest in, real property or shares, the Security Agent in its capacity as trustee or otherwise shall not be under any obligation to hold any title deeds. Security Documents or any other documents in connection with the property charged by any Security Document or any other such security in its own possession or to take any steps to protect or preserve the same. The Security Agent may permit the relevant Obligor to retain all such title deeds and other documents in its possession.

(i) Save as otherwise provided in the Security Documents, all moneys which under the trusts herein or therein contained are received by the Security Agent in its capacity as trustee or otherwise may be invested in the name of or under the control of the Security Agent in any investment for the time being authorised by English law for the investment by trustees of trust money or in any other investments which may be selected by the Security Agent with the consent of the Majority Banks. Additionally, the same may be placed on deposit in the name of or under the control of the Security Agent at such bank or institution (including any Agent) and upon such terms as the Security Agent may think fit. Any and all such monies and all interest thereon shall be paid over the Facility Agent forthwith upon demand by the Facility Agent.

(j) Each Bank hereby confirms its approval of the Senior Finance Documents and any security created or to be created pursuant thereto and hereby authorises, empowers and directs the Security Agent (by itself or by such Person(s) as it may nominate) to execute and enforce the same as trustee or as otherwise provided (and whether or not expressly in the Banks' names) on its behalf.

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28.2 Duties of the Agents

(a) The Agents will promptly forward to the relevant Party the original or a copy of any notice or document received by it in its capacity as Facility Agent or, as relevant, Security Agent for such Party.

(b) The Facility Agent and, where applicable, the Security Agent will promptly notify the Banks if it receives notice from any Party of the occurrence of a Default or any other breach of this Agreement or any of the other Senior Finance Documents by an Obligor and that notice states the Default or breach and makes reference to the specific Event of Default and/or the Clause that has been breached.

(c) Except as otherwise stated in this Agreement and the Security Documents, the Facility Agent and the Security Agent will act in accordance with any instructions given to it by the Majority Banks, such instructions being binding on all the Banks whether or not they form part of the Majority Banks.

28.3 Exculpatory provisions

Except where this Agreement or the Security Documents specifically provides otherwise, the Facility Agent or, as the case may be, the Security Agent is not obliged:

(a) to review or check the accuracy or completeness of any document, notice or other communication it receives or forwards to another Party;

(b) to monitor or enquire if a Default has occurred, or if the representations made by any Obligor under or in connection with any of the Senior Finance Documents and the Security Documents are true, correct or accurate, or whether any Obligor has performed each of the obligations expressed to be assumed by it under any of the Senior Finance Documents;

(c) to disclose to any Party any information (whether in a documentary form or otherwise) if such disclosure would or might, in its opinion, constitute a breach of law, regulation, its duty of confidentiality or otherwise be actionable at the suit of any Person;

(d) to take any action or exercise any right, power or discretion under any of the Senior Finance Documents, unless specifically instructed to do so by the Majority Banks, the Banks or any other Finance Party which is entitled to instruct it under any of the Senior Finance Documents and the manner in which such right, power or discretion should be exercised; or

(e) to begin any legal action or proceeding under or in connection with any of the Senior Finance Documents, unless it is satisfied that it has received such security as it may require in respect of any costs, claims, liability or loss, including legal fees, and any applicable VAT, which it will or may incur in respect of, or in connection with, such actions or proceedings.

28.4 Assumptions

The Agents may assume that:

(a) no Default has occurred and that no Obligor is not in breach of its obligations any of the Senior Finance Documents; and

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(b)  each representation made by the Obligors under or in connection with any of the Senior Finance Documents is correct,

unless it has, in its capacity as an Agent received notice to the contrary from any Party; and

(c) that the Facility Office of any Bank is that office which has been notified to it by that Bank for such purpose by ten Business Days' notice, until such Bank informs the Facility Agent that it has designated another office as its Facility Office.

28.5 Agents and Arranger not responsible to other Parties

None of the Agents nor the Arranger are responsible to any other Party for:

(a) the execution, validity or enforceability of any of the Finance Documents or any documentation or communication delivered or made in connection therewith;

(b) the accuracy and/or completeness of any information supplied by or on behalf of an Obligor, including the Information Package;

(c) taking, or omitting to take, any action in connection any of the Senior Finance Documents, unless such Party suffers loss directly as a result of such Agent's or as the case may be, the Arranger's gross negligence or wilful misconduct; or

(d) any breach by any other Party of this Agreement or any of the other Senior Finance Documents.

28.6 Delegation and advisers

Each of the Agents may:

(a) engage, pay for and rely on the advice or services of any expert or professional (whether a lawyer, accountant, surveyor or otherwise); and

(b)  act through any of its, or its Affiliates', personnel and agents.

28.7 Indemnity

Upon demand by an Agent, each Bank shall, in its pro rata share, indemnify such Agent, from and against any liabilities, costs, claims, losses and expenses, including legal fees, and any applicable VAT which it may incur in any way relating to or arising out of it acting in its capacity as an Agent, save to the extent that such liability, cost, claim, loss or expense was incurred as a result of such Agent's gross negligence or wilful misconduct.

28.8 Resignation of the Agents

(a) Each Agent may resign its appointment under this Agreement by giving not less than thirty days' prior written notice to that effect to each of the other Parties stating whether or not it has appointed its Affiliate as its successor. No Agent's resignation shall become effective until a successor has been appointed pursuant to this Clause 28.8, and in respect of the resignation of a retiring Security Agent, shall not become effective until the Facility Agent is satisfied that all things required to be done in order that the Security Documents or replacements therefor shall provide for effective and perfected security in favour of the replacement Security Agent have been done. The Obligors shall take such action as may be

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     necessary in order that the Security Documents or replacements therefor shall provide for effective and perfected security in favour of any replacement Security Agent.

(b) Without prejudice to the provisions of Clause 28.8(a), the Majority Banks may require the Agents to retire from their respective appointments under this Agreement at any time without assigning any reason therefor by giving not less than thirty days' prior written notice to that effect to the Facility Agent, provided that no such retirement shall become effective until a successor for the Agents is appointed pursuant to this Clause 28.8.

(c)  If the successor to the Agents or is to be:

      (i) one of its Affiliates, such Affiliate shall become the Agent under this Agreement upon notice to that effect being given by the resigning Agent and its successor to each of the other Parties; or

     (ii) other than one of its Affiliates, its successor shall be appointed by the Majority Banks following consultation with the Company. If the Majority Banks have not appointed a successor within 30 days of the Agents' notice given under (a) above, the Agents may appoint their successor, such appointment becoming effective upon notice to that effect being given by the resigning Agents and their successor to each of the other Parties.

(d) After a successor to the Agents has been appointed, the retiring Agents shall continue to be entitled to the benefits of this Clause 28 but solely in respect of any actions taken or omitted to be taken by it while it was acting as an Agent under this Agreement and its successor and each of the Parties shall have the same rights and obligations amongst themselves as if the successor had been a Party to this Agreement instead of the retiring Agents.

(e) The retiring Agents will make available to its successor any documents, records and advice which their successor reasonably requires in order to enable it to perform its functions as an Agent.

28.9 Separate entity

Each of the Agents' agency divisions shall be treated as a separate entity from any of its other departments or divisions. Therefore, unless an Agent receives any information concerning an Obligor in connection with this Agreement or the facilities contemplated by any of the Senior Finance Documents in its capacity as an Agent it shall be entitled to treat that information as confidential.

28.10 Reliance

Each Agent may rely on any communication or document reasonably believed by it to be genuine and correct and, without limiting the generality of the foregoing, may rely on any statement made by a director or employee or any Person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify. Each Agent may engage, pay for and rely on legal or other professional advisers selected by it and shall be protected in so relying.

28.11 Credit approval

Each of the Banks severally represents and warrants to the Agents and the Arranger that it has made its own independent investigation and assessment of the financial condition and affairs of each Obligor and their related entities and other parties considered by it to be relevant in connection with its participation in this Agreement and has not relied exclusively on any information, including the Information Package, the Reports and any information distributed on behalf of any Obligor during

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syndication, provided to such Bank by any Agent or any Arranger in connection therewith. Each Bank represents, warrants and undertakes to each Agent and the Arranger that it shall continue to make its own independent appraisal of the creditworthiness of the Obligors and other parties considered by it to be relevant in connection with the Senior Finance Documents and their related entities while any amount is or may be outstanding under the Senior Finance Documents.

28.12 Tax Confirmation

Each Bank confirms in favour of the Facility Agent (on the date of this Agreement, or in the case of a Bank which becomes a party hereto pursuant to a transfer or assignment, on the date on which the relevant transfer or assignment becomes effective) that either:

(a) it is not resident for tax purposes in the United Kingdom and is beneficially entitled to its share of the Advances and the interest thereon; or

(b) it is a bank as defined for the purposes of Section 349 of the Income and Corporation Taxes Act 1988 and is beneficially entitled to its share of the Advances and the interest thereon,

and each Bank agrees in favour of the Facility Agent to notify the Facility Agent if there is any change in its position from that set out above.

28.13 Miscellaneous provisions

(a) Each of the Agents, and the Arranger shall, if they are also a Bank, have the same rights and obligations under this Agreement as if they were not an Agent, or an Arranger and exercise those rights and perform those obligations accordingly.

(b) Each of the Agents and the Arranger may contract any banking or other business with any of the Obligors.

(c) None of the Banks will assert against any individual any claim which it may have against any of the Agents or the Arranger.

(d) Each Agent may refrain from doing anything which would or might in its reasonable opinion (a) be contrary to the law of any applicable jurisdiction or any applicable official directive or (b) render it liable to any Person, and may do anything which in its reasonable opinion (acting on legal advice) is necessary to comply with any such law or directive.

29. TRANSFERS

29.1 Obligors

Save as expressly provided in this Agreement, no Obligor may without the prior written consent of the Banks, assign, transfer, novate or dispose of all or any of its rights or obligations under this Agreement.

29.2 Banks

(a) Subject to Clause 29.5, any Bank (the "Existing Bank") may, at any time, assign transfer or novate all or any part of its rights, benefits and obligations under this Agreement (including its Tranche A Revolving Commitment, Tranche B Revolving Commitment and its Standby L/C Commitment) in a minimum amount of DM 5,000,000 (or, if less, equal to its Tranche A Revolving Commitment, Tranche B Revolving Commitment and its Standby L/C Commitment) and each of the other

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     Senior Finance Documents to another financial institution (the "New Bank")
     with the consent of the Company, such consent not to be unreasonably withheld or delayed and to have been deemed to have been given if not refused within 14 days of the relevant request by delivering, or causing to be delivered, to the Facility Agent, in the case of a transfer or a novation, a Novation Certificate duly completed and executed by the Existing Bank and the New Bank and to be executed upon receipt by the Facility Agent and upon details of such transfer or novation having been reflected in the control account referred to at Clause 31.3.

(b) Unless otherwise expressly provided in any Security Document or otherwise expressly agreed between the Existing Bank and the New Bank and notified by the Existing Bank to the Trustee at the time at which the relevant transfer or novation takes effect under Clause 29.3 there shall automatically be transferred with any transfer or novated with any novation of the Existing Bank's rights and/or obligations under this Agreement, the Existing Bank's rights under or in respect of each of the other Senior Finance Documents which relate to that portion of the Existing Bank's rights and/or obligations under this Agreement and each of the other Senior Finance Documents which are the subject matter of such transfer or novation.

(c) A Bank shall only be entitled to transfer or novate all or part of its rights, benefits and obligations under this Agreement to the extent that it transfers its rights, benefits and obligations under the Tranche B Revolving Facility and the Standby L/C Facility in the same proportion that the Tranche B Revolving Commitments of each of the Banks bears to the Standby L/C Commitments of each of the Banks at such time and, for the purposes of this paragraph (c), any Ancillary Commitment of any Ancillary Bank shall be ignored and treated as if such Bank's Tranche B Revolving Commitment had not been reduced in accordance with Clause 7.

29.3 Time of transfer

Upon execution of an Intercreditor Agreement, Accession Memorandum and a Novation Certificate by the New Bank, the Existing Bank and the Facility Agent (or if later, the date specified for this purpose in the Novation Certificate) and to the extent that they are expressed to be subject to the transfer or novation stated therein:

(a) the Existing Bank shall be released from its obligations to each other Party (the "released obligations") and each other Party shall be released from its obligations to the Existing Bank;

(b) the New Bank will assume obligations towards each other Party which differ from the released obligations only in so far as they are owed to or assumed by the New Bank and not the Existing Bank;

(c) the rights of the Existing Bank against the other Parties and vice versa (the "cancelled rights") will be cancelled; and

(d) the New Bank and the other Parties will acquire rights against each other which differ from the cancelled rights only insofar as they are exercisable by or against the New Bank and not the Existing Bank.

Each Party (other than the Existing Bank and the New Bank) irrevocably authorises the Facility Agent to execute each Novation Certificate on its behalf.

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29.4 Administration fee

Not later than on the date a transfer becomes effective in accordance with Clause 29.3, the New Bank will pay to the Facility Agent, for its own account, an administration fee of $1,000.

29.5 Additional amounts payable to transferee

No Bank may effect a transfer pursuant to this Clause 29 if, at the time of the transfer, or immediately after, or if a payment of interest, principal or otherwise was to be made by an Obligor under this Agreement at such time to or for the account of the proposed transferee, such Obligor would be liable to pay an additional amount, including an indemnity payment (the "additional amount") under Clause 14 and/or Clause 15 which would not have been payable to the proposed transferor, unless the proposed transferee has confirmed to the Facility Agent and the Obligors' Agent that it will promptly reimburse the relevant Obligor an amount equal to the additional amount.

29.6 Disclosure of information

(a) Any Finance Party may provide to a Permitted Recipient, which has entered into a confidentiality undertaking, (in a form reasonably satisfactory to the Facility Agent) a copy of this Agreement; each of the Transaction Documents and such information concerning the Group or any Group Member, including without limitation, the Recapitalisation as it considers appropriate.

(b)  A "Permitted Recipient" means, in respect of any Finance Party:

      (i)  its Affiliates;

     (ii) any Person with which that Finance Party is considering entering into contractual relations in connection with this or any of the Senior Finance Documents;

    (iii)  its advisers;

     (iv) the courts, regulatory and other bodies in accordance with whose orders or regulations it is required or is accustomed to comply; and

      (v) any other Person who that Finance Party reasonably considers appropriate to receive such information in order to protect or preserve that Finance Party's position.

30. REDISTRIBUTION PROVISIONS

30.1 Redistributions

(a) Subject to Clause 30.3, if all or any part of an Obligor's obligations under this Agreement and each of the other Senior Finance Documents owed to any Finance Party are discharged, whether by way of set-off, payment, combination of accounts or otherwise, other than as a result of an Agent receiving payment and distributing such payment in accordance with Clause 13, that Finance Party (the "Recovering Party") shall promptly pay to the Facility Agent an amount equal to the amount so discharged (the "Discharged Amount").

(b) The Facility Agent shall treat each Discharged Amount received by it from a Recovering Party as if it had received the Discharged Amount from the relevant Obligor and distribute it amongst the Finance Parties (including the Recovering Party) in accordance with Clause 13.2.

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(c)  Upon a Discharged Amount being distributed by the Facility Agent, the relevant Recovering Party shall be subrogated to the rights of each of the other Finance Parties which received such a distribution to the extent of such distribution and relevant Obligor will owe the Recovering Party a debt which is equal to the amount so distributed to each of the other Finance Parties.

30.2 Repayment of a Discharged Amount

If a Recovering Party is required to return or repay an amount which it determines relates to a Discharged Amount made by it under Clause 30.1, it shall promptly inform the Facility Agent. Each of the Finance Parties (other than the Recovering Party which received a payment as a result of the Discharged Amount being distributed) shall pay to the Facility Agent (for the account of the Recovering Party) all that it has received of the Discharged Amount. Upon such payment being made, the rights of subrogation provided in Clause 30.1(c) above shall be operated in reverse to the extent of the reimbursement.

30.3 Exceptions

(a) A Recovering Party is not obliged to pay any amount under Clause 30.1 if, in its opinion (acting reasonably), after such payment it would not have a valid claim against the relevant Obligor by way of subrogation or otherwise in respect of such payment.

(b) A Finance Party shall not be obliged to make any payment under Clause 30.1 if the obligations owed to that Finance Party are discharged as a result of it receiving payment from a New Bank in respect of a Novation Certificate.

(c) A Recovering Party which has commenced or joined in an action or proceeding in any court to recover any amount due to it under this Agreement or any of the other Senior Finance Documents and pursuant to a judgment obtained in such court or a settlement or compromise of that action or proceeding shall have received any amount, shall not be obliged to share all or any proportion of that amount with any Finance Party which has the legal right to, but does not, join in such action or proceeding or commence and diligently prosecute a separate action or proceeding to enforce its rights under this Agreement or, as the case may be, such other Senior Finance Document in the same or another court.

(d) If a notice is served under Clause 21.2 each Bank and each Ancillary Bank shall adjust by corresponding transfers (to the extent necessary) their claims in respect of amounts outstanding to them under the Tranche B Revolving Facility, the Standby L/C Facility and Ancillary Facilities so that after such transfers each such Bank shall have the same amount of outstandings under the Tranche B Revolving Facility and Ancillary Facilities and the same liabilities under the Standby L/C Facility pro rata corresponding to the proportion of each Bank's Tranche B Revolving Commitment to the aggregate Tranche B Revolving Commitments, each as at the date the notice is served under Clause 21.2.

                                    PART 12

31. CALCULATIONS AND EVIDENCE OF DEBT

31.1 Calculations

Interest and commitment commission shall accrue from day to day and shall be calculated on the basis of a year of 360 days (or, if market practice differs, in accordance with market practice) and the actual number of days elapsed.

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31.2 Financial Accounts

Each of the Banks shall, in accordance with its usual practices, maintain on its books an account reflecting the amount which it has lent and the amount owing to it under this Agreement and each of the other Senior Finance Documents from time to time.

31.3 Control account

(a) The Facility Agent shall, in accordance with its usual practices, maintain on its books a control account reflecting any amounts received or recovered by it in connection with this Agreement and each of the other Senior Finance Documents and any amounts which are payable by any Party in connection with this Agreement and each of the other Senior Finance Documents and the Parties' respective interests in such amounts.

(b) With respect to any Bank, the assignment, transfer or novation of all or a part of such Bank's interests under the Senior Finance Documents shall not be effective until such assignment, transfer or novation is reflected in the control account maintained by the Facility Agent with respect to such interests, and prior to such reflection in the control account, all amounts owing to the transferor with respect to such interests shall remain owing to such transferor. In addition to its capacity as agent for the Banks, solely for purposes of this Clause 31.3, the Facility Agent's maintenance of the control account shall also be as the Company's agent without incurring any liability to the Company in such capacity whatsoever.

31.4 Standby L/C Accounts

(a) On the Issue Date of each Standby L/C each Bank participating in such Standby L/C shall open its books at its Facility Office in accordance with its usual practices an account (a "Standby L/C Account") each in the name of the Borrower on whose behalf the same was issued and entitled "Raleigh Standby L/C" (together with a reference to such Standby L/C) and denominated in the currency of payment of sums payable under that Standby L/C.

(b) The Borrowers shall make such payments to each Bank for credit to each Standby L/C Account on the books of such Bank as are provided for in this Agreement.

(c) The amount from time to time standing to the credit of each Standby L/C Account on the books of a Bank shall bear interest at its overnight rate for call deposits in the relevant currency from time to time, such interest to be compounded daily and to be credited to such Standby L/C Account quarterly in arrear on the last Business Day of each calendar quarter and on the date on which such Standby L/C Account is closed.

(d) Each Bank shall be entitled to pay out of the amount standing to the credit of the Standby L/C Account relating to any Standby L/C any amount which it is obliged to pay out under such Standby L/C. However, subject to the provisions of paragraph (e) below, no withdrawals may be made by any Borrower from a Standby L/C Account (subject to the Senior Finance Documents) until such time as all actual and contingent liabilities of such Borrower hereunder in respect of the Standby L/C to which that Standby L/C Account relates have been satisfied in full.

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(e)  If the amount of the Standby L/C is reduced, the Bank that issued that
     Standby L/C shall, if so requested by the Borrower on whose behalf that Standby L/C was issued by not later than 12 noon on any Business Day after such reduction, pay out of the amount standing to the credit of the Standby L/C Account relating to such Standby L/C on such business day:

      (i) a sum equal to the excess (if any) of the amount standing to the credit of such Standby L/C Account over the amount of such Bank's participation in the Standby L/C; and

     (ii) a sum which bears to the amount (if any) standing to the credit of such Standby L/C Account as a result of payments made to the Facility Agent for credit thereof pursuant to Clause 16.2 the proportion borne by the amount of the reduction in such Banks' participation in that Standby L/C to the amount thereof immediately before that reduction.

31.5 Actual amount received

The amount owed by an Obligor to any Finance Party under this Agreement and each of the other Senior Finance Documents shall be reduced by the amount actually received or recovered by such Finance Party and not by reference to any rate of exchange applied by any court or other body in calculating how much is payable by such Obligor under any judgment or order given in connection with this Agreement or any of the Senior Finance Documents.

31.6 Prima facie evidence

The accounts referred to in Clauses 31.2, 31.3 and 31.4 are prima facie evidence of the amount and details recorded in those accounts.

31.7 Certificates and determinations

Any certificate delivered or determination made by a Finance Party, whether in relation to an amount payable to it under this Agreement or the any other Senior Finance Documents or, in respect of an indemnity given by an Obligor or otherwise shall, in the absence of manifest error, be conclusive evidence of the matters to which such certificate or determination relates.

31.8 Reference Banks

(a) If any Reference Bank fails to provide the Facility Agent with a quotation when required for the purposes of this Agreement, the rate for which such quotation was required shall (provided that, if there are, at the relevant time, four or more Banks, there are at least two) be determined by reference to the quotations that are received by the Facility Agent.

(b) Additional or replacement banks may, by agreement between the Obligors' Agent and the Majority Banks, be appointed as a Reference Bank.

32. AMENDMENTS AND WAIVERS

32.1 Majority Banks

Unless prohibited by Clause 32.2, Clause 32.3 or Clause 32.4 , any provision of this Agreement or the other Senior Finance Documents may be amended, waived or supplemented or any consent given by written agreement made between the Company and the Majority Banks or, if the Facility Agent has received the Majority Banks' prior approval, the Facility Agent on their behalf.

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32.2 All Banks

The provisions contained in this Agreement and which relate to the following shall not be amended, supplemented or modified or any consent given without the prior consent of all Banks:

(a) the definitions of "Availability Period", "Margin", "LIBOR", "Encumbrance", "Event of Default", "Repayment Date", "Final Repayment Date", "Financial Indebtedness", "Majority Banks", "Potential Event of Default" and "Reduction Date";

(b)  Clauses 6 (other than Clause 6.15), 19.4(y), 19.5(a), (f), (g), (h), (i),
     (o), (p), (r), (t), (u), (v), (w), (x), (y) or (z), (aa), and 30 and the
     definitions contained or referred to therein;

(c) any provision of this Agreement which expressly requires the consent of each Bank; and

(d) the amount of either of the Facilities, a Bank's Revolving Commitment, Standby L/C Commitment, the amount (including both principal and interest) or currency or due date for payment of any amount payable under any of the Senior Finance Documents or the Expiry Date of a Standby L/C.

32.3 Super Majority Banks

Without the prior consent of a Super Majority:

(a) the Security Agent shall not (other than in accordance with Clause 24) release any asset which is subject to a fixed Encumbrance granted in favour of the Security Agent (unless such consent is given so as to facilitate a disposal permitted to be made, or not prohibited from being made, under this Agreement);

(b) the provisions contained in this Agreement and which relate to Clauses 19.5(b), (c), (d), (e), (j), (k), (l), (m),(n),(q) or (s) and Clause 20
     shall not be amended, supplemented or modified or any consent given in respect thereof;

(c) each of the Intercreditor Agreements shall not be amended, supplemented or modified.

"Super Majority Banks" means a Bank or group of Banks whose aggregate Revolving Commitments amount to more than eighty-five per cent of the Total Commitments or if each Banks' Commitment has been reduced to zero, would have amounted in aggregate to eighty-five per cent of the Total Commitments immediately prior to such reduction to zero and, for the purposes of this definition, the provisions of Clause 7 and the Ancillary Commitment of any Ancillary Bank shall be ignored and be treated as if such Bank's Revolving Commitment had not been reduced in accordance with Clause 7.

32.4 All Parties

Without the prior consent of all Parties, this Clause 32 may not be amended, waived or supplemented.

32.5 The Agents

Without the prior consent of the relevant Agent, none of such Agent's rights or obligations under any of the Senior Finance Documents may be amended, waived or supplemented.

33. NOTICES

33.1 Method of delivery

All notices or other communications made or given in connection with this Agreement and each of the other Senior Finance Documents shall be made in writing by facsimile, letter or tested telex

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(unless such notice or communication relates to the making or advice of any payment, in which case it shall be made by tested telex only).

33.2 Addresses

Each communication or document to be made or delivered in connection with this Agreement and each of the other Senior Finance Documents to a Party shall be delivered or sent to the address or facsimile number that has been:

(a)  notified to the Facility Agent by that Party before it became a Party; or

(b)  notified to the Facility Agent by at least five Business Days' notice.

33.3 Agents' details

Unless the relevant Agent has given the other Parties five Business Days' notice to that effect, its address and facsimile number are:

Facility Agent:
(a) Address: Trinity Tower
             9 Thomas More Street
             London EC1 9YT

(b) Fax:     0171 777 2360

(c)  Officer/Department: Stephen Clarke, Agency Loans Department

Security Agent:
(a) Address: Trinity Tower
             9 Thomas More Street
             London EC1 9YT

(b) Fax:     0171 777 2360

(c)  Officer/Department: Stephen Clarke, Agency Loans Department

33.4 Receipt of notices

(a) Any notice or communication will be deemed to have been given, if sent by post, when delivered and, if sent by facsimile, when received and, if sent by telex, when an appropriate answer back is received by the sender. However, if the notice or communication is for an Agent, it shall only be effective when the same is received by the department or the officer referred to at, Clause 33.3 or as otherwise notified by the relevant Agent under that Clause.

(b) The Company shall forthwith on demand indemnify each Finance Party against any direct loss or liability which that Finance Party incurs (and that Finance Party shall not be liable to an Obligor in any respect) as a consequence of:

      (i) any Person to whom any notice or communication under or in connection with this Agreement is sent by facsimile failing to receive that notice or communication (unless such loss or liability is directly caused by that Person's negligence or wilful default); or

     (ii) any facsimile communication which appears to that Finance Party (acting reasonably) to have been sent by an Obligor having in fact been sent by a Person other than an Obligor.

33.5 Language

Each notice, communication and document given under or in connection with this Agreement and each of the other Senior Finance Documents shall be in English or, if not, accompanied by an accurate translation thereof which has been confirmed by an Authorised Signatory of the Party giving the same as being a true and accurate translation.

34. PARTIAL INVALIDITY

If any provision of this Agreement or any of the other Senior Finance Documents is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, it shall not affect or impair the legality, validity or enforceability of:

(a) any other provision of this Agreement or any of the other Senior Finance Documents; or

(b)  that provision, under the law of any other jurisdiction.

35. REMEDIES AND WAIVERS

(a) If any of the Finance Parties do not exercise, or delay in exercising, any of their respective rights or remedies under or in connection with this Agreement, it shall not operate as a waiver of any such right or remedy.

(b) The single or partial exercise of any right or remedy shall not prevent any further or other exercise of that right or remedy.

(c) The rights and remedies provided in this Agreement or each of the other Senior Finance Documents are additional to any rights or remedies provided by law.

36. COUNTERPARTS

This Agreement may be executed in any number of counterparts and by different Parties on separate counterparts each of which, when executed and delivered, shall constitute an original and all the counterparts shall together constitute but one and the same instrument.

37. SECURITY

The obligations and liabilities of the Obligors to the Security Agent under the Security Documents shall be secured by the interests and rights granted in favour of the Security Agent under the Security Documents.

38. THIRD PARTY RIGHTS

A person who is not party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

39.   JURISDICTION

39.1  Courts of England

For the benefit of each Finance Party, each of the Obligors agree that the courts of England have jurisdiction to hear and settle any action, suit, proceeding or dispute in connection with this Agreement or any of the other Senior Finance Documents and therefore irrevocably submits to the jurisdiction of those courts.

39.2  Non-exclusivity

The submission to the jurisdiction of the English courts does not restrict the right of a Finance Party to take proceedings against an Obligor in connection with this Agreement or any of the other Senior Finance Documents in any other court of competent jurisdiction, whether concurrently or not.

39.3  Service of process agent

(a) In addition to any other appropriate method of service, Non-UK Obligors irrevocably agrees that any suit, action or proceeding may be served on it by being delivered to Derby Holding Limited at 62 Triumph Road, Nottingham, NG7 2DD, England or its registered office and confirms that it has appointed Derby Holding Limited as its agent for such purpose.

(b) Each of the Non-UK Obligors confirms that failure by its process agent to notify it of receipt of any process will not invalidate the proceedings to which it relates.

(c) If the appointment of a process agent ceases to be effective, the relevant Non-UK Obligor shall immediately appoint a further Person in England as its process agent in respect of this Agreement and each of the other Senior Finance Documents and notify the Facility Agent of such appointment. If such a Person is not appointed within 15 days the Facility Agent shall be entitled to appoint such a Person.

39.4  Non-convenience of forum

Each of the Non-UK Obligors confirms that the English courts are not an inconvenient forum and irrevocably waives any right it may have to object to them on the grounds of inconvenience or otherwise.

40.   GOVERNING LAW

This Agreement is governed by and shall be construed in accordance with English law.

This Agreement has been entered into by the Parties on the date stated at the beginning of this Agreement.

                                   SCHEDULE 1

                                 THE BORROWERS

Name                                                               Jurisdiction of
                                                                    Incorporation
Raleigh Industries Limited                                         England and Wales
Derby Cycle Corporation Limited                                    England and Wales
Derby Holding (Deutschland) GmbH                                   Germany
Koninklijke Gazelle BV                                             Netherlands
The Derby Cycle Corporation                                        The United States of America
Raleigh Industries of Canada Limited                               Canada
Raleigh Europe B.V.                                                Netherlands
Raleigh B.V.                                                       Netherlands
Englebert Wiener Bike Parts GmbH                                   Germany
Winora-Staiger GmbH                                                Germany
Derby Holdings Limited                                             England and Wales
Raleigh Fahrrder GmbH                                              Germany
Derby Cycle Werke GmbH                                             Germany
Raleigh International Limited                                      England and Wales
Curragh Finance Company                                            Ireland
Raleigh Ireland Limited                                            Ireland
Derby Holding BV                                                   Netherlands

                                   SCHEDULE 2

                                 THE GUARANTORS

Name                                                               Jurisdiction of Incorporation
Derby Holding Limited                                              England and Wales
Raleigh Industries Limited                                         England and Wales
Raleigh International Limited                                      England and Wales
 Derby Cycle Corporation Limited                                   England and Wales
Raleigh Industries of Canada Limited                               Canada
The Derby Cycle Corporation                                        The United States of America
Raleigh BV                                                         Netherlands
Raleigh Europe BV                                                  Netherlands
Koninklijke Gazelle BV                                             Netherlands
Derby Nederland BV                                                 Netherlands
Derby Holding BV                                                   Netherlands
Lyon Investments BV                                                Netherlands
Derby Holding (Deutschland) GmbH                                   Germany
Raleigh Fahrrder GmbH                                              Germany
NW Sportgerate GmbH                                                Germany
Derby Cycle Werke GmbH                                             Germany
Englebert Wiener Bike Parts GmbH                                   Germany
Univega Worldwide Licence GmbH                                     Germany
Univega Beteiligungen GmbH                                         Germany
Univega Bikes & Sports Europe GmbH                                 Germany
 (formerly MS Sport Vertriebs GmbH)
Derby Fahrrder GmbH                                                Germany
Derby WS Vermogenswerwaltungs GmbH                                 Germany
Winora-Staiger GmbH                                                Germany

Name                                                               Jurisdiction of Incorporation
Curragh Finance Company                                            Ireland
Raleigh Ireland Limited                                            Ireland
The British Cycle Corporation Limited                              England and Wales
BSA Cycles Limited                                                 England and Wales
Triumph Cycle Co. Limited                                          England and Wales
Raleigh (Services) Limited                                         England and Wales
Derby Sweden AB                                                    Sweden
Bikeshop.com Inc.                                                  The United States of America

                                   SCHEDULE 3

                               THE ORIGINAL BANKS

Name

The Chase Manhattan Bank
ABN Amro Bank N.V.
Bank of Scotland
BHF - Bank AG
Dresdner Bank AG, New York and Grand Cayman branch
Lloyds TSB Bank plc
 HSBC Bank Plc
Scotiabank Europe Plc
The Bank of Nova Scotia
The Sumitomo Bank, Limited
BNP Paribas
San Paolo IMI SPA
KBC Bank (Nederland) N.V.
Oldenburgische Landesbank AG
The Governor and Company of the Bank of Ireland
The Industrial Bank of Japan Limited

                                   SCHEDULE 4

                              THE ADDITIONAL BANKS

The Chase Manhattan Bank

BNP Paribas

Lloyds TSB plc

HSBC Bank Plc

KBC Bank (Nederland) N.V.

ABN Amro Bank N.V.

                                   SCHEDULE 5

                                THE COMMITMENTS

Name                                         Tranche A Revolving       Tranche B Revolving        Standby L/C
                                                 Commitments.             Commitments.          Commitment (DM)
The Chase Manhattan Bank                              15,063,228.26            14,101,012.08             1,156,542
ABN Amro Bank N.V.                                     4,603,400.00            13,887,360.38             1,139,019
Bank of Scotland                                                               13,887,360.38             1,139,019
BHF - Bank AG                                                                  13,887,360.38             1,139,019
Dresdner Bank AG, New York and Grand                                           13,887,360.38             1,139,019
 Cayman branch
Lloyds TSB Bank plc                                    2,009,954.15            13,887,360.38             1,139,019
HSBC Bank Plc                                          2,009,954.15            13,887,360.38             1,139,019
Scotiabank Europe Plc and The Bank of                                          13,887,360.38             1,139,019
 Nova Scotia
The Sumitomo Bank, Limited                                                     13,887,360.38             1,139,019
BNP Paribas                                            1,391,506.72             9,614,326.42               788,551
San Paolo IMI SPA                                                               9,614,326.42               788,551
KBC Bank (Nederland) N.V.                              1,391,506.72             9,614,326.42               788,551
Oldenburgische Landesbank AG                                                    9,614,326.42               788,551
The Governor and Company of the Bank of                                         9,614,326.42               788,551
 Ireland
The Industrial Bank of Japan, Limited                                           9,614,326.42               788,551
                                                    DM26,469,550            DM182,885,853.64          DM15,000,000

NB: The Standby L/C Commitment of each Bank is a sub-set of the Tranche B Revolving Commitment of such Bank and not additional to its Tranche B Revolving Commitment.

                                   SCHEDULE 6

                              ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT is dated the         day of                         199
and made BETWEEN [                                 ] (the "Additional
[Borrower/Guarantor]") (1), [                  ] (the "Company" and an "Existing
Borrower" and an "Existing Guarantor") on behalf of itself and each of the other
Borrowers and Guarantors [                                 ] (each an "Existing
Guarantor" and together with the Company the "Existing Guarantors") (2), and Chase Manhattan International Limited in its capacities as Facility Agent and Security Agent under the Facility Agreement referred to in Recital (A) hereof and on behalf of the Arranger and the Banks parties to and defined as such in such Facility Agreement and on behalf of each of the parties to the
Intercreditor Agreement[s] dated [                              ] (3).

WHEREAS:

(A) By and upon and subject to the terms of a facility agreement (the "Facility Agreement"), which term includes any supplements and amendments thereto which may at any time be made in relation thereto and also any Novation Certificates and Accession Agreements) dated [
     ], 1998 made between, inter alios, the Company, the Borrowers and the Guarantors as therein defined, Chase Manhattan plc as Arranger, Chase Manhattan International Limited as Facility Agent and Security Agent and the financial institutions named therein as banks, a multicurrency revolving credit facility was made available to the Company and/or certain of the Borrowers (as defined in the Facility Agreement).

(B) Each of the entities expressed to be party hereto, whether directly or through signature hereof by the Facility Agent or the Company on its behalf, is a party to the Facility Agreement either by having been an original party thereto or pursuant to an Accession Agreement or a Novation Certificate to which it is party or otherwise.

(C) The Additional [Borrower/Guarantor] wishes to become party to the Facility Agreement as a [Borrower/Guarantor] pursuant to the procedure established in Clause [22/19.4] of the Facility Agreement and a party to the
     Intercreditor Agreement[s] dated [               ] as an Obligor pursuant
     to the procedure established in Clause [9[1]] of the Intercreditor Agreements by the execution of this Accession Agreement.

(D) It is the intention of the parties that this Accession Agreement shall take effect as a deed.

NOW IT IS HEREBY AGREED as follows:

1.   Definitions

Terms used herein (including the Recitals hereto) which are defined in or to which a meaning or construction is assigned by or in the Facility Agreement shall, unless otherwise defined herein, have the same meaning and construction herein as therein.

2.   Agreements, Confirmations and Representations

(a)  The Additional [Borrower/Guarantor] hereby:

     (i) confirms that it has received a copy of the Facility Agreement and the Intercreditor Agreement[s], together with such other documents and information as it has required in connection herewith and therewith;

     (ii) agrees to become, with effect from the date of this Accession Agreement, a [Borrower/Guarantor] under the Facility Agreement, and an Obligor under the Intercreditor Agreement[s], agrees to be bound in that capacity with effect from such date by the terms of the Facility Agreement and the Intercreditor Agreement[s] and undertakes accordingly to perform its obligations as a [Borrower/Guarantor] (or, as the case may be, Obligor) thereunder;

     (iii) confirms the accuracy of the information set out under its name at the end of this Accession Agreement;

     (iv) represents and warrants as a [Borrower/Guarantor] to the Arranger, the Banks and the Facility Agent in the terms of Clause 18 of the Facility Agreement by reference to the facts and circumstances existing at the date hereof;

     (v) confirms it encloses herewith in respect of itself the documents and evidence listed in Schedule 5;

     (vi) confirms it has not relied on the Arranger, the Banks, the Facility Agent or the Security Agent to assess or inform it as to the legality, validity, effect or enforceability of the Facility Agreement or the Intercreditor Agreement[s] or any other document referred to therein or the accuracy or completeness of any such information as is referred to in paragraph (i) above or the creditworthiness, affairs, condition or status of any of the parties to the Facility Agreement, the Intercreditor Agreement[s] or any such other document.

(b) The Borrower(s), the Guarantor(s), the Arranger, the Facility Agent, the Security Agent, the Banks and the parties to the Intercreditor Agreement[s] hereby agree amongst themselves and with the Additional [Borrower/Guarantor] that the Additional [Borrower/Guarantor] shall become party to the Facility Agreement and the Intercreditor Agreement[s] with effect from the date of this Accession Agreement.

3.   Law

(a) This Accession Agreement shall be governed by and construed in accordance with English law.

(b) [The Additional [Borrower/Guarantor] hereby irrevocably designates, appoints and empowers the Company to receive, for and on behalf of itself, service of process out of the English Courts in any proceedings with respect to the Facility Agreement and/or the Intercreditor Agreement[s] and/or this Accession Agreement or any judgment in connection therewith and agrees that failure by such process agent to give notice of such service of process to the Additional [Borrower/Guarantor] shall not impair or affect the validity of such service or of any judgment based thereon.]

IN WITNESS WHEREOF the parties hereto have caused this Accession Agreement to be duly executed on the date first written above.



SIGNATURES

Additional [Borrower/Guarantor]:

[                                     ]

Company:

[                                     ]

for itself and as agent for and on
behalf of the Borrowers and
Guarantors

By:


Facility Agent:
CHASE MANHATTAN INTERNATIONAL LIMITED
for itself and as Facility Agent and
Security Agent for and on behalf of the
Arranger and the Banks

By:

                                   SCHEDULE 7

    DOCUMENTS TO ACCOMPANY ADDITIONAL BORROWER/GUARANTOR ACCESSION AGREEMENT

1. The proposed Additional [Guarantor/Borrower] shall deliver each in a form and substance satisfactory to the Facility Agent:

(a)  A Certified Copy of its constitutive documents.

(b) A Certified Copy of its board resolution approving the execution, delivery and performance by the proposed Additional [Borrower/Guarantor] of an Accession Agreement in the form set out in Schedule 6 and each of the Senior Finance Documents to which it is expressed to be a party and other documents to be delivered pursuant thereto and the terms and conditions thereof and authorising a Person or Persons (by name, or to the extent that the same is permitted so as to bind the relevant Group Member by applicable laws, by title) to sign the [Borrower's/Guarantor's] Accession Agreement, the Senior Finance Documents and such other documents and to give any notices on behalf of the proposed Additional [Borrower/Guarantor] in connection with such Senior Finance Documents, or to give such notices, to another Person or Persons;

(c)  A list of its Authorised Signatories.

(d) A certificate of an Authorised Signatory of the proposed Additional [Borrower/Guarantor] confirming that neither the execution and delivery of the Additional [Borrower/Guarantor] Accession Agreement and the Finance Documents to which the proposed Additional [Borrower/Guarantor] is expressed to be a party nor the exercise of the proposed Additional [Borrower'/Guarantor's] rights, and the performance of the proposed Additional [Borrower/Guarantor's] obligations, under such [Borrower/Guarantor] Accession Agreement and other Senior Finance Documents would result in any breach of the proposed Additional [Borrower/Guarantor] constitutive documents.

(e) An opinion of the proposed Additional [Borrower/Guarantor's] local counsel addressed to the Facility Agent and Security Agent for themselves and for and on behalf of the Banks and acceptable to the Banks.

(f)  A Security Document and an Intercreditor Agreement Accession Memorandum.

(g)  If applicable, an Exchange Control Approval.

(h) Such other documents as the Facility Agent may on the advice of local counsel to the Banks require.

2. [In relation to any proposed Additional [Borrower/Guarantor] incorporated in the United Kingdom certified copies of the statutory declaration made in the prescribed form (and in the agreed form) by all the directors of such Companies as required by Section 155 of the Companies Act 1985 together with a Certified Copy of the statutory report by its Auditors required under Section 156(4) of the 1985 Act and confirmation by the Auditors in a form acceptable to the Facility Agent that such company has net assets (as defined in Section 152(2) of the Companies Act 1985) and that the net assets are not reduced by the giving of the financial assistance or any reduction in net assets does not exceed distributable profits.]

3. In relation to any proposed Additional [Borrower/Guarantor] not incorporated in any part of the United Kingdom evidence that Derby Holding Limited has agreed to act as the proposed Additional [Borrower/Guarantor's] service of process agent.

                                  SCHEDULE 8
                                    Part 1

                           FORM OF DRAWDOWN REQUEST


To:     Chase Manhattan International Limited as Facility Agent.

From:   [            ] as Obligors' Agent

                                                         Date: [               ]

Dear Sirs,

Re DM  Multicurrency Credit Facility dated [           ] (the "Facility
Agreement")

1. We request that the [Additional/Existing] Banks, in accordance with the terms of the Facility Agreement and upon the terms and conditions contained therein, make [an] [Tranche A/Tranche B] Advance(s) as follows:

(a)  Requested Amount [DM[         ]; and

(b)  Currency;

(c)  Drawdown Date: [               ].

(d)  Term: [             ].

(e)  Borrower:      [               ].

2.   The Advance(s) should be credited to [insert account details].

3. We confirm that, at the date hereof, the representations set out in Clause 18 that are to be repeated in accordance with Clause 18.2 are true and correct and no Default has occurred and is continuing.

4. Terms used in this Drawdown Request and not otherwise defined shall bear the same meaning as in the Facility Agreement.

5.   This Advance is to be applied solely for the
     purpose of [           ].

6. This Drawdown Request is governed by and shall be construed in accordance with and subject to English law.

Yours faithfully

Obligors' Agent

Authorised Signatory

                                     Part 2

                          FORM OF STANDBY L/C REQUEST

To:    Chase Manhattan International Limited as Facility Agent.

From:  [            ] as Obligors' Agent

On behalf of [             ] ("Account Party")

                                                         Date: [               ]

Dear Sirs,

Re DM214,000,000 Multicurrency Revolving Credit Agreement dated [
] (the "Facility Agreement")

1. We request that the Banks, in accordance with the terms of the Facility Agreement and upon the terms and conditions contained therein, participate in a Standby L/C in the form annexed hereto as follows:

(a)  Amount of Standby L/C [eg DM       ];

(b)  Currency of Standby L/C;

(c)  Issue Date: [           ];

(d)  Expiry Date of Standby L/C: [         ];

(e)  Account Party:  [                  ];

(f)  Beneficiary:   [               ];

(g)  Beneficiary's Account details: [              ].

2. We confirm that, as at the date of this Standby L/C Request, no Default has occurred and is continuing, and the representations contained in Clause 18 of the Agreement that are repeated in accordance with Clause 18.2 are true and correct.

3. Terms used in this Standby L/C Request and not otherwise defined shall bear the same meaning as in the Agreement.

4. This Standby L/C Request is governed by and shall be construed in accordance with and subject to English law.

Yours faithfully

Obligors' Agent
Authorised Signatory

                                     Part 3

                              FORM OF STANDBY L/C

TO:     [                    ]



For the attention of:

[Date]


Dear Sirs

IRREVOCABLE NON-TRANSFERABLE LETTER OF CREDIT NO. [      ]

The Banks (as defined below) in their several Participation Percentages (as defined below) hereby issue this Irrevocable Non-Transferable Letter of Credit
No. [    ] (the "Credit"), details of which are as follows:-

Account Party:            [Borrower under Facility Agreement]

Facility Agent:           [Chase Manhattan International Limited] as Facility
                          Agent for the Banks or any other person notified from time to time by the Facility Agent to the Beneficiary as being the Facility Agent for the purposes of the Credit.

Facility Agent's Office:  [                ] or such other office from time to
                          time notified by the Facility Agent to the Beneficiary.

Availability:             By payment against delivery of Required Documents:

Bank:                     Name    Participation Percentage

                          [     ]  [       %]

                          [     ]  [       %]

                          [     ]  [       %]

Beneficiary:              [Approved Bank details]

Charges: Any banking or other charges and commissions (other than our own) are for the Beneficiary's account.

Maximum Amount:           [                     ]

Payment Currency:         [                     ]

Expiry Date:              [                     ]

Partial Payment:           Partial payments are permitted, provided that the
                           Payment Amounts shall not in the aggregate exceed the Maximum Amount.

Participation Percentage:  In relation to a Bank, the percentage set out opposite its name above, as varied by any novation referred to below.

Payment Amount:            An amount in the Payment Currency certified in a
                           Certificate of Beneficiary to be a Payment Amount.

Required Document:         A Certificate of Beneficiary in the form set out in
                           Appendix A hereto (duly completed in a manner consistent with the requirements of this credit and signed on behalf of the Beneficiary).

Each Bank engages with the Beneficiary that within five working days in London and the principal financial centre of the Payment Currency (each a "Business Day") after receipt by the Facility Agent at the Agent's Office of the related Required Document conforming to the terms of this Credit, such Bank will pay to or to the order of the Beneficiary, in the Payment Currency in funds providing same day value, by credit to the account specified in the related Certificate of Beneficiary, its Participation Percentage of the lesser of:

(i)  each Payment Amount, as stated in the Required Documents; and

(ii) the balance of the Maximum Amount after deducting the amount of any and all previous payments by the Banks under this Credit.

This Credit shall be non-transferable and shall be payable only against presentation of the Required Document. This Credit shall expire on, and no payment shall be made pursuant hereto after, the Expiry Date.

The obligations of the Banks under this Credit are several according to their respective participation Percentages and not joint and several and neither the Facility Agent nor any Bank shall be liable for the failure of any other Bank to perform its obligations hereunder. The aggregate amount payable by each Bank hereunder shall not exceed its Participation Percentage of the Maximum Amount.

The Facility Agent shall have no liability hereunder except in its capacity as a Bank.

A Bank (the "Existing Bank") may with the prior written consent of the Beneficiary, such consent not to be unreasonably withheld or delayed, novate all or part of its rights and/or obligations under this Credit to another bank or financial institution (the "New Bank"). Such consent of the Beneficiary shall not be withheld where an Existing Bank wishes to novate all or part of its obligations to a New Bank which is at the time of such novation rated BBB or above by Standard & Poor's Corporation or Baa2 by Moody's Investor Services Inc. A novation of rights and/or obligations will only be effected if the Existing Bank and the New Bank deliver to the Facility Agent a duly completed certificate, substantially in the form of Annex B hereto (an "LC Transfer Certificate") duly executed by each of them and the Beneficiary (which shall be obliged to execute the same where not entitled to withhold consent to the transaction) and then countersigned by the Facility Agent on behalf of the other Banks.

Upon the novation becoming effective in the manner referred to in the previous paragraph, the Existing Bank shall be relieved of its obligations under this Credit to the extent that they are novated to the new Bank and any reference in this Credit to a Bank shall include the New Bank. Each Bank (other than the Existing Bank and the New Bank) irrevocably authorises the Facility Agent to execute a duly completed LC Transfer Certificate on its behalf.

Failure by the Beneficiary (within ten Business Days or receiving a written request therefore) to give consent to any novation pursuant to and to execute an LC Transfer Certificate, which by the terms of this Credit it is not entitled to withhold or fail to execute will result in all obligations of the Existing Bank which were to have been novated being cancelled at the expiry of such ten Business Day period, such cancellation to result in non-payment by that Existing Bank of its Participation Percentage of any further Payment Amount without affecting the payments to be made by the other Banks in respect thereof.

On the date of execution of the Transfer Certificate by the Facility Agent and (if the Beneficiary's consent is required but not deemed given) the Beneficiary on, if later, the date specified in the LC Transfer Certificate:

i. the Facility Agent, the other Banks and the Beneficiary (the "Existing Parties") and the Existing Bank will be released from their obligations to each other under this Credit (the "Discharged Obligations");

ii. the New Bank and the Existing Parties will assume obligations towards each other which differ from the Discharged Obligations only insofar as they are owed to or assumed by the New Bank instead of the Existing Bank;

iii. the rights of the Existing Bank against the Existing Parties and vice versa (the "Discharged Rights") will be cancelled; and

iv. the New Bank and the Existing Parties will acquire rights against each other which differ from the Discharged Rights only insofar as they are exercisable by or against the New Bank instead of the Existing Bank in each case to the extent only that the same relate to or arise out of the amount of the Existing Bank's Participation Percentage specified in the LC Transfer Certificate.

Save insofar as such provisions may be inconsistent with the express terms of this Credit, this Credit is subject to the provisions of the Uniform Customs and Practice for Documentary Credits (1993 Revision) ICC Publication No. 500.

This Letter of Credit and the Credit established hereby shall be governed by English law. For the avoidance of doubt, it is confirmed that demand may be made hereunder by tested telex.

Yours faithfully


 ..........................................
[Facility Agent to sign
on behalf of each Bank]

                                   EXHIBIT A

                           CERTIFICATE OF BENEFICIARY

To:  [             ] as Facility Agent


Dear Sirs,

Irrevocable Non-Transferable Letter of Credit No. [            ] (the "Credit")

With reference to the above Credit, we hereby certify that:

(a)  we have provided general banking facilities to [                ] [and its
     subsidiaries] incorporated in [                     ];

(b)  an aggregate amount (the "Payment Amount") of [                ]
     (comprising  [                  ] of principal and [              ] of
     interest and/or other charges) fell due for payment in [                ]
     by [                 ] on [           ] and remains due and unpaid at the
     date of this Certificate;

(c) save for the Credit, there is no security (whether in the nature of a mortgage, charge, pledge, lien or other security interest), guarantee, indemnity or other like arrangements securing payment to us of the Payment Amount granted or provided by any other member of the Group.

Accordingly, we hereby request payment pursuant to the Credit of the Payment
Amount.  Payment is to be made to our account (A/c No. [            ]) with [
] at [                    ].

Yours faithfully,


 ........................
for and on behalf of
[                       ]

                                   EXHIBIT B



To: Chase Manhattan International Limited (the "Facility Agent") for itself and on behalf of the other parties to the Facility
     Agreement and the Intercreditor Agreement referred to below.

This Certificate ("Novation Certificate") relates to a facility agreement (together with and as supplemented and amended by all Accession Agreements, Novation Certificates and other agreements from time to time entered into in relation to it, the "Facility Agreement") dated 12 May, 1998 made between, amongst others, The Derby Cycle Corporation and various of its Subsidiaries as Borrowers and Guarantors, Chase Manhattan plc as Arranger, the financial institutions named therein as Banks, Chase Manhattan International Limited as Facility Agent and as Security Agent for the Banks in respect of a revolving credit facility of up to DM and to the Intercreditor Agreement referred to in the Facility Agreement. Terms defined in the Facility Agreement shall unless defined herein, have the same meanings herein as in the Facility Agreement.

1.   [Existing Bank] (the "Existing Bank"):

(a) confirms that the details appearing in the Schedule hereto under the headings "Existing Bank's Commitments (Portion Substituted)", "Existing Bank's Participations in Advances (Portion Novated)" and "Outstanding Standby L/Cs of Credit" are accurate; and

(b)  requests [      ] (the "New Bank") to accept and procure the substitution
     pursuant to Clause 29 of the Facility Agreement [and Clause [       ] of
     the Intercreditor Agreement] of the Existing Bank by the New Bank in respect of the portion of its relevant Commitment(s) specified under the heading "Existing Bank's [Tranche A/Tranche B] Revolving Commitment (Portion Novated)" and "Existing Bank's Standby L/C Commitment (Portion Novated)" in the Schedule hereto and/or in respect of the Advance(s) referred to under the heading "Existing Bank's portion of Outstanding Advances (Portion Novated)" and/or in respect of the Standby L/Cs referred to under the heading "Existing Bank's participation in Outstanding Standby L/Cs (Portion Novated)" by counter-signing the copy of this Novation Certificate executed by the Existing Bank and delivering the same to the Facility Agent.

2. The New Bank hereby requests the Obligors, the Arranger, the Banks, and the Agents and the other parties to the Intercreditor Agreement to accept this duly executed Novation Certificate as being delivered pursuant to and for the purposes of Clause 29 of the Facility Agreement and Clauses [ ], [ ] and [ ] of each of the Intercreditor Agreements so as to take effect in accordance with its terms under such Clauses on [date of novation].

3. The New Bank hereby (a) confirms receipt of a copy of the Finance Documents as at the date hereof and all such other documents and information as it has required in connection herewith, (b) accepts and confirms the application of the provisions of Clause 29 of the Facility Agreement and Clauses [ ], [ ] and [ ] of each of the Intercreditor Agreements as they apply in connection herewith and the transactions and matters to occur in consequence hereof, and (c) confirms the correctness of the details specified in respect to it in the Schedule hereto.

4.   The New Bank confirms that:

(a) it has received a copy of the Finance Document together with such other documents and information as it has required in connection with this transaction;

(b) it has not relied and will not hereafter rely on the Existing Bank to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such documents or information;

(c) it has made its own independent investigation and assessment of the financial affairs of each Obligor and their related entities and the other parties considered by it to be relevant in connection with this transaction and agrees that it has not relied and will not rely on the Existing Bank, the Arranger, the Facility Agent, the Security Agent or the Banks to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any member of the Group or any other party to the Finance Documents (save as otherwise expressly provided therein);

(d) it has power and authority to become a party to the Finance Documents and has taken all necessary action to authorise execution of this Novation Certificate and has obtained all necessary approvals and consents to the assumption of its obligations under the Facility Agreement and the Intercreditor Agreements; and

(e)  it is a Qualifying Bank.

5. The New Bank hereby undertakes with the Existing Bank and each of the other parties to the Facility Agreement and each of the Intercreditor Agreements that it will perform in accordance with its terms all those obligations which by the terms of the Senior Facility Agreement and the Intercreditor Agreements will be assumed by it under the Senior Finance Documents after delivery of the executed copies of this Novation Certificate to the Facility Agent and countersignature thereof by the Facility Agent, and the New Bank hereby undertakes to be bound by the provisions of the Senior Finance Documents.

6. The Existing Bank hereby gives notice that nothing herein or any Senior Finance Document (or any other document relating thereto) shall oblige the Existing Bank (i) to accept a re-transfer from or novation by the New Bank of the whole or any part of its rights, benefits and/or obligations under the Finance Documents or (ii) to support any losses directly or indirectly sustained or incurred by the New Bank for any reason whatsoever including, without limitation, the non-performance by any Obligor or any other party to the Finance Documents (or any document relating thereto) of their obligations under any such document. The New Bank hereby acknowledges the absence of any such obligation as is referred to in paragraphs (i) and (ii) above.

7. This Novation Certificate shall be governed by and construed in accordance with English law.

8. This Novation Certificate may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                                  SCHEDULE 9

                         FORM OF NOVATION CERTIFICATE

To: Chase Manhattan International Limited (the "Facility Agent") for itself and on behalf of the other parties to the Facility
     Agreement and the Intercreditor Agreements referred to below.

This Certificate ("Novation Certificate") relates to a facility agreement (together with and as supplemented and amended by all Accession Agreements, Novation Certificates and other agreements from time to time entered into in relation to it, the "Facility Agreement") dated 12 May, 1998 made between, amongst others, The Derby Cycle Corporation and various of its Subsidiaries as Borrowers and Guarantors, Chase Manhattan plc as Arranger, the financial institutions named therein as Banks, Chase Manhattan International Limited as Facility Agent and as Security Agent for the Banks in respect of a revolving credit facility of up to DM and to the Intercreditor Agreements referred to in the Facility Agreement. Terms defined in the Facility Agreement shall unless defined herein, have the same meanings herein as in the Facility Agreement.

1.  [Existing Bank] (the "Existing Bank"):

(a) confirms that the details appearing in the Schedule hereto under the headings "Existing Bank's Commitments (Portion Substituted)", "Existing Bank's Participations in Advances (Portion Novated)" and "Outstanding Standby L/Cs of Credit" are accurate; and

(b)  requests [      ] (the "New Bank") to accept and procure the substitution
     pursuant to Clause 29 of the Facility Agreement [and Clause 9 of the Intercreditor Agreement] of the Existing Bank by the New Bank in respect of the portion of its relevant Commitment(s) specified under the heading "Existing Bank's [Tranche A/Tranche B] Revolving Commitment (Portion Novated)" and "Existing Bank's Standby L/C Commitment (Portion Novated)"] in the Schedule hereto and/or in respect of the Advance(s) referred to under the heading "Existing Bank's portion of Outstanding Advances (Portion Novated)" and/or in respect of the Standby L/Cs referred to under the heading "Existing Bank's participation in Outstanding Standby L/Cs (Portion Novated)" by counter-signing the copy of this Novation Certificate executed by the Existing Bank and delivering the same to the Facility Agent.

2. The New Bank hereby requests the Obligors, the Arranger, the Banks, and the Agents and the other parties to the Intercreditor Agreements to accept this duly executed Novation Certificate as being delivered pursuant to and for the purposes of Clause 29 of the Facility Agreement and Clauses 9, [ ] and [ ] of the Intercreditor Agreements so as to take effect in accordance with its terms under such Clauses on [date of novation].

3. The New Bank hereby (a) confirms receipt of a copy of the Finance Documents as at the date hereof and all such other documents and information as it has required in connection herewith, (b) accepts and confirms the application of the provisions of Clause 29 of the Facility Agreement and Clauses 9, [ ],
    [ ] and [ ] of the Intercreditor Agreements as they apply in connection herewith and the transactions and matters to occur in consequence hereof, and (c) confirms the correctness of the details specified in respect to it in the Schedule hereto.


4.  The New Bank confirms that:

(a) it has received a copy of the Finance Document together with such other documents and information as it has required in connection with this transaction;

(b) it has not relied and will not hereafter rely on the Existing Bank to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such documents or information;

(c) it has made its own independent investigation and assessment of the financial affairs of each Obligor and their related entities and the other parties considered by it to be relevant in connection with this transaction and agrees that it has not relied and will not rely on the Existing Bank, the Arranger, the Facility Agent, the Security Agent or the Banks to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any member of the Group or any other party to the Finance Documents (save as otherwise expressly provided therein);

(d) it has power and authority to become a party to the Finance Documents and has taken all necessary action to authorise execution of this Novation Certificate and has obtained all necessary approvals and consents to the assumption of its obligations under each of the Facility Agreement and the Intercreditor Agreements; and

(e)  it is a Qualifying Bank.

5. The New Bank hereby undertakes with the Existing Bank and each of the other parties to the Facility Agreement and the Intercreditor Agreements that it will perform in accordance with its terms all those obligations which by the terms of the Senior Facility Agreement and the Intercreditor Agreements will be assumed by it under the Senior Finance Documents after delivery of the executed copies of this Novation Certificate to the Facility Agent and countersignature thereof by the Facility Agent, and the New Bank hereby undertakes to be bound by the provisions of the Senior Finance Documents .

6. The Existing Bank hereby gives notice that nothing herein or any Senior Finance Document (or any other document relating thereto) shall oblige the Existing Bank (i) to accept a re-transfer from or novation by the New Bank of the whole or any part of its rights, benefits and/or obligations under the Finance Documents or (ii) to support any losses directly or indirectly sustained or incurred by the New Bank for any reason whatsoever including, without limitation, the non-performance by any Obligor or any other party to the Finance Documents (or any document relating thereto) of their obligations under any such document. The New Bank hereby acknowledges the absence of any such obligation as is referred to in paragraphs (i) and (ii) above.

7. This Novation Certificate shall be governed by and construed in accordance with English law.

8. This Novation Certificate may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                                 THE SCHEDULE

1. Existing Bank's [Tranche A Revolving Commitment/Tranche B Revolving Commitment]: (Portion Novated)

2.  Existing Bank's portion of Outstanding Advances: (Portion Novated)]

    Drawdown Date               Amount                   Repayment Date
    [       ]                   [    ]                   [            ]

3.  Existing Bank's Standby L/C Commitment: (Portion Novated)

4.  Existing Bank's participation in Outstanding Standby L/Cs: (Portion Novated)

    Issue Date                  Amount                    Expiry Date
    [       ]                   [    ]                   [            ]

NB. Please note Clause 29.2(c) regarding the proportion of Revolving Commitment and Standby L/C Commitment that are required to be transferred.

[Name of Existing Bank]                            [Name of New Bank]

By:                                                By:
Date:                                              Date:

[Name of Facility Agent]

By:
Date:


CHASE MANHATTAN INTERNATIONAL LIMITED
for itself and as the Facility Agent, Security
Agent, and for and on behalf of the Obligors, the Arranger, the Banks and for and on behalf of the parties to the Intercreditor Agreements


By:


Date:

                                  SCHEDULE 10

                               ADDITIONAL COSTS

1. For the purpose of this Agreement, the cost of compliance with existing requirements of the Bank of England and/or the Financial Services Authority (or any other authority which replaces all or any of their functions) in respect of Advances will be calculated by the Facility Agent in relation to each of the first day of each in respect of such Advance and, if the Interest Period of such Advance exceeds three months, at three calendar monthly intervals from the first day of such Term during its duration in accordance with the following formula:


     AB+C(B-D) + E x 0.01    per cent. per annum
     ----------------------
          100 - (A+C)
     Where:

     A is the percentage of eligible liabilities (assuming these to be in excess of any stated minimum) which the Facility Agent is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements;

     B is the percentage rate per annum at which sterling deposits are offered by the Facility Agent in accordance with its normal practice, for a period equal to (a) the relevant Term (or, as the case may be, remainder of such Term in respect of the relevant Advance) or (b) three months, whichever is the shorter, to a leading bank in the London Interbank Market at about 11.00 a.m. in a sum approximately equal to the amount of such Advance;

     C is the percentage of eligible liabilities which the Facility Agent is required from time to time to maintain as interest bearing special deposits with the Bank of England;

     D is the percentage rate per annum payable by the Bank of England to the Facility Agent on interest bearing special deposits; and

     E is the rate payable by the Facility Agent to the Financial Services Authority pursuant to the Fees Regulations (but, for this purpose, the figure at paragraph 2.03b of the Fees Regulations shall be deemed to be zero) and expressed in pounds per (Pounds)1,000,000 of the Fee Base of the Agent.

2.  For the purpose of this Schedule:

    (a) "eligible liabilities" and "special deposits" shall bear the meanings as ascribed to them from time to time under or pursuant to the Bank of England Act 1988 or (as appropriate) by the Bank of England;

    (b) "Fee Regulations" means the Banking Supervision (Fees) Regulations 1998 or such other regulations as may be in force from time to time in respect of the payment of fees for banking supervision; and

    (c) "Fee Base" shall bear the meaning ascribed to it, and shall be calculated in accordance with, the Fees Regulations.

3. The percentage used in A and C above shall be those required to be maintained on the first day of the relevant period as determined in accordance with B above.

4. In application of the above formula, A, B, C and D will be included in the formula as figures and not as percentages e.g. if A is 0.5 per cent. and B is 12 per cent., AB will be calculated as 0.5 x 12 and not as 0.5 per cent. x 12 per cent.

5. Calculations will be made on the basis of a 365 day year (or, if market practice differs, in accordance with market practice).

6.   A negative result obtained by subtracting D from B shall be taken as zero.

7. The resulting figures shall be rounded upwards, if not already such a multiple, to the nearest whole multiple of one-thirty-second of one per cent. per annum.

8. Additional amounts calculated in accordance with this Schedule are payable on the last day of the Term to which they relate.

9. The determination of the Additional Costs by the Facility Agent in relation to any period shall, in the absence of manifest error, be conclusive and binding on all of the parties hereto.

10. The Facility Agent may from time to time, after consultation with the Borrower and the Banks, determine and notify to all parties any amendments or variations which are required to be made to the formula set out above in order to comply with any requirements from time to time imposed by the Bank of England or the Financial Services Authority (or any other authority which replaces all or any of their functions) in relation to Advances (including any requirements relating to sterling primary liquidity) and, any such determination shall, in the absence of manifest error, be conclusive and binding on all the parties hereto.

                                  SCHEDULE 11

                            COMPLIANCE CERTIFICATE

To:  The Facility Agent and each of the Banks
     (as defined in the Facility Agreement)

                                                                          [Date]

The undersigned hereby certifies that to the best of their information, knowledge and belief after all due enquiry but without personal liability:

1.  This certificate is given pursuant to Clause 19.1 (Compliance Certificate)
    of an agreement dated [      ] (the "Facility Agreement") made between inter
    alios, The Derby Cycle Corporation and certain of its Subsidiaries as Borrowers and Guarantors and the parties defined therein as the Facility Agent, the Arranger, the Security Agent and the Banks. Terms defined in the Facility Agreement shall, unless otherwise defined herein, bear the same meaning when used herein.

2.  Terms defined in the Facility Agreement shall bear the same meaning herein.

3.  We confirm that as at [insert appropriate Accounting Date]:

(a) Consolidated Adjusted EBITDA was [            ];

(b) the aggregate Financial Indebtedness of the Group was [      ].]

(c) the Consolidated Adjusted Cashflow of the Company was [ .      ]; and

(d) the Capital Expenditure of the Group was [ .           ].

4. We set out below the computations giving rise to the above ratios and figures, each of which has been made in accordance with the provisions of the Facility Agreement;

5. We therefore confirm, that as at [insert relevant Accounting Date] each of the financial conditions specified at Clause 20 of the Facility Agreement [was/was not] satisfied.

6.  No Default has occurred and is continuing as of the date hereof.

 ...........................
for and on behalf of
The Derby Cycle Corporation

                                  SCHEDULE 12

                             MATERIAL GROUP MEMBERS


Derby Holding Limited
Raleigh Industries Limited
Raleigh International Limited
Derby Cycle Corporation Limited
Raleigh Industries of Canada Limited
The Derby Cycle Corporation
Raleigh BV
Raleigh Europe BV
Koninklijke Gazelle BV
Derby Nederland BV
Derby Holding BV
Lyon Investments BV
Derby Holding (Deutschland) GmbH
Raleigh Fahrrader GmbH
NW Sportgerate GmbH
Derby Cycle Werke GmbH
Englebert Wiener Bike Parts GmbH
Univega Worldwide GmbH
Univega Beteiligungen GmbH
Univega Bikes & Sports Europe GmbH (formerly MS Sport Vertirebs GmbH) Derby Farrader GmbH
Derby WS
Vermogenswerwaltungs GmbH
Winora Staiger GmbH
Curragh Finance Company
Raleigh Ireland Limited
The British Cycle Corporation Limited
Derby Investment Holding (Pty) Limited
Pro Bike South Africa (Pty) Limited
Derby Sweden AB
Bikeshop.com Inc

                                  SCHEDULE 13

                                NOMINEE NOTICE

To: Chase Manhattan International Limited (the "Facility Agent") for itself and on behalf of the other parties to the Facility Agreement and the Intercreditor Agreement referred to below


THIS NOTICE ("Nominee Notice") relates to a facility agreement as amended by an
Amendment Agreement dated [    ] (together with and as supplemented and amended
by all Accession Agreements, Novation Certificates and other agreements from time to time entered into in relation to it (the "Facility Agreement") dated 12 May 1998 made between, amongst others, The Derby Cycle Corporation and various of its Subsidiaries as Borrowers and Guarantors, Chase Manhattan plc as Arranger, the financial institutions named therein as Banks, Chase Manhattan International Limited as Facility Agent and as Security Agent for the Banks in respect of a revolving credit facility of up to DM214,000,000 and to the Intercreditor Agreements referred to in the Facility Agreement. Terms defined in the Facility Agreement shall unless defined herein, have the same meanings herein as in the Facility Agreement.

1. The Nominated Affiliate hereby requests the Obligors, the Arranger, the Banks and the Agents and the other parties to the Intercreditor Agreement to accept this duly executed Nominee Notice as being delivered pursuant to Clause 7.3 of the Facility Agreement for the purposes of permitting it to discharge the Nominating Banks' obligations under the Facility Agreement to provide an Ancillary Facility.

2.  Agreements, Confirmations and Representations

    (a)  The Nominated Affiliate hereby:

         (i) confirms that it has received a copy of the Facility Agreement and the Intercreditor Agreements, together with such other documents and information as it has required in connection herewith and therewith;

         (ii) agrees to become, with effect from the date of delivery of this Nominee Notice, an Ancillary Bank under the Facility Agreement, and a Bank under the Intercreditor Agreements, agrees to be bound in that capacity with effect from such date by the terms of the Facility Agreement and the Intercreditor Agreements and undertakes accordingly to perform its obligations as a Bank thereunder;

         (iii) confirms the accuracy of the information set out under its name at the end of this Nominee Notice;

         (iv) confirms that it has not relied on the Arranger, the Banks, the Facility Agent or the Security Agent to assess or inform it as to the legality, validity, effect or enforceability of the Facility Agreement or the Intercreditor Agreements or any other document referred to therein or the accuracy or completeness of any such information as is referred to in paragraph 2.1.1 above or the creditworthiness, affairs, condition or status of any of the parties to the

               Facility Agreement, the Intercreditor Agreements or any such other document.

    (b) The Borrower(s), the Guarantor(s), the Arranger, the Facility Agent, the Security Agent, the Banks and the parties to the Intercreditor Agreements hereby agree amongst themselves and with the Ancillary Bank that the Ancillary Bank shall become party to the Facility Agreement and the Intercreditor Agreements with effect from the date of this Accession Agreement.

3.  Law

    This Nominee Notice shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF the parties hereto have caused this Nominee Notice to be duly executed on the date first written above.

SIGNATURES

Nominated Affiliate:

[              ]



Facility Agent:

CHASE MANHATTAN INTERNATIONAL LIMITED for itself and       )
as the Facility Agent and Security Agent for and on        )
behalf of the Arranger and the Banks                       )
                                                           )



By:


Obligors' Agent

DERBY CYCLE CORPORATION for itself as the Company          )
and for and on behalf of each of the Borrowers and         )
Guarantors                                                 )

                                  SCHEDULE 14

                              SECURITY DOCUMENTS

The Security Agent will be a party to the following Security Documents which will be governed by and subject to the applicable laws of the countries as indicated below:



           Document                                          Obligor Giving security
           --------                                          -----------------------

1.         NETHERLANDS
           -----------

(a)        First Pledge of Intellectual Property Rights       Koninklijke Gazelle BV

(b)        First Pledge of Receivables                        Lyon Investments BV
           (each Obligor will enter into a separate pledge)   Derby Nederland BV
                                                              Raleigh BV
                                                              Raleigh Europe BV
                                                              Derby Holding BV
                                                              Koninklijke Gazelle BV

(c)        First Pledge of Tangibles                          Raleigh BV
           (each Obligor will enter into a separate pledge)   Koninklijke Gazelle BV

(d)        Mortgage of Real Property                          Koninklijke Gazelle BV

(e) Dutch Law Share Pledges: over the following shares:

           (i)  Lyon Investments BV (66 2\3%) The
                Derby Cycle Corporation

           (ii) Derby Holding BV (66 2\3%)

           Derby Nederland BV                                 Lyon Investments BV

                                                              Derby Nederland BV
           (i)  Raleigh BV
           (ii) Koninklijke Gazelle BV

           NV Dierense Maatschapij Tot                        Koninklijke Gazelle BV
           Exploitatie van Woningen en Asuranien
           Raleigh Europe BV                                  Derby Holding BV

2.         CANADA
           ------

(a)        General Security Agreement                         Raleigh Industries of Canada Limited

(b)        Charge/Mortgage of Land                            Raleigh Industries of Canada Limited

(c)        Hypothec on Moveable Property                      Raleigh Industries of Canada Limited (Les
                                                              Industries Raleigh du Canada Limitee)

           Document                                          Obligor Giving security
           --------                                          -----------------------

(d)        Hypothec on Immoveable Property                    Raleigh Industries of Canada Limited (Les
                                                              Industries Raleigh du Canada Limitee)

(e)        Canadian Law Pledge over shares in the following:
           Century Cycle Manufacturing Corporation            Raleigh Industries of Canada Limited

3.         UNITED STATES OF AMERICA
           ------------------------

(a)        Security Agreement                                 The Derby Cycle Corporation

(b)        US Law Share Pledge over shares in the following:

           (i)   Derby Trading Co. Inc

           (ii)  Lyon Investments BV (66 2/3 %)               The Derby Cycle Corporation

           (iii) Derby Cycle Corporation Limited (66 2/3 %)

           (iv)  Derby Holdings BV (66 2/3 %)

           (v)   Raleigh Industries of Canada Limited (66 2/3 %)

           (vi)  Derby Holding (Deutschland) GmbH (5%)

(c)        US Patent Assignment for Security Purposes         The Derby Cycle Corporation

(d)        US Patent and Trademark Security Agreement         The Derby Cycle Corporation

(e)        US Amendment to Security Agreement                 The Derby Cycle Corporation

(f)        US Amendment to Patent and Trademark Security      The Derby Cycle Corporation
           Agreement

(g)        US Patent Assignment for Security Purposes         The Derby Cycle Corporation

(h)        Leasehold Deed of Trust                            The Derby Cycle Corporation

(i)        The Bikeshop Share Pledge                          The Derby Cycle Corporation

(j)        The Bikeshop.com Security Documents

5.         HONG KONG
           ---------

           Document                                          Obligor Giving security
           --------                                          -----------------------

(a)        Hong Kong Law Charge Over Shares in the
           following:

           Derby (HK) Trading Company Limited                 Derby Trading Co. Inc.

6.         IRELAND
           -------

(a)        Debenture                                          Raleigh Ireland Limited
           (each Obligor will enter into a separate           Curragh Finance Company
           Debenture)
(b)        Irish law pledges over the share in the
           following:

           Curragh Finance Company Limited N.W. Sportgerate
           GmbH (49%)

           (i)  Raleigh Ireland Limited                       Derby Holding BV
           (ii) Curragh Finance Company Limited (50%)

(c)        Irish Supplemental Deed                            Raleigh Ireland Limited
                                                              Curragh Finance Company

7.         GERMANY
           -------
(a)        Security Agreements with Follow Up Assignments     Derby Cycle Werke GmbH
           (each Obligor will enter into a separate           Englebert Wiener Bike-Parts GmbH
           document):                                         Raleigh Fahrrader GmbH
                                                              Winora Staiger GmbH
                                                              Univega Bikes & Sports Europe GmbH (formerly MS
                                                              Sport Vertriebs GmbH)
                                                              Derby Fahrrader GmbH
(b)        Deeds of Assignment in respect of Tangible         Derby Cycle Werke GmbH
           Moveable Property:                                 Englebert Wiener Bike-Parts GmbH
           (each Obligor will enter into a separate           Derby Fahrrader GmbH
           document):                                         Winora-Staiger GmbH


(c)        Assignments of Owner's Land Charges:               Derby Cycle Werke GmbH
           (each Obligor will enter into a separate           Englebert Wiener Bike-Parts GmbH
           document)

(d)        Insurance Assignment Agreements:                   Derby Cycle Werke GmbH
           (each Obligor will enter into a separate           Raleigh Fahrrader GmbH
           document)                                          Winora-Staiger GmbH
                                                              Englebert Wiener Bike Parts GmbH
                                                              Univega Bikes & Sports Europe GmbH (formerly MS
                                                              Sport Vertriebs GmbH)
                                                              Derby Fahrrader GmbH
(e)        Intellectual Property Pledge:                      Derby Cycle Werke GmbH
           (each Obligor will enter into a separate           Univega Bikes & Sports Europe GmbH (formerly MS
           document)                                          Sport Vertriebs GmbH)
                                                              Univega Worldwide Licence GmbH
                                                              Winora-Staiger GmbH



           Document                                          Obligor Giving security
           --------                                          -----------------------

(f)        Assignment of Inter-Company Indebtedness:          Raleigh Fahrrader GmbH
           (each Obligor will enter into a separate           Derby Cycle Werke GmbH
           document)                                          Univega Worldwide Licence GmbH
                                                              Winora-Staiger GmbH
                                                              Derby Holding (Deutschland) GmbH
                                                              Englebert Wiener Bike Parts GmbH
                                                              Univega Bikes & Sports Europe GmbH (formerly MS
                                                              Sport Vertriebs GmbH)

(g)        Securitisation Plan                                Derby Cycle Werke GmbH
                                                              Derby Holding (Deutschland) GmbH
                                                              Derby Fahrrader GmbH
                                                              Derby WS Vermogensverwaltungs GmbH
                                                              NW Sportgerate GmbH
                                                              Univega Beteiligungen GmbH
                                                              Univega Worldwide Licence GmbH
                                                              Raleigh Fahrrader GmbH
                                                              Englebert Wiener Bike Parts GmbH
                                                              Univega Bikes & Sports Europe GmbH (formerly MS
                                                              Sport Vertriebs GmbH)
                                                              Winora-Staiger GmbH

(h)        German Amendment Agreement:                        Univega Worldwide Licence GmbH
                                                              Winora-Staiger GmbH
                                                              Derby Holding (Deutschland) GmbH
                                                              Englebert Wiener Bike Parts GmbH
                                                              Univega Bikes & Sports Europe GmbH (formerly MS
                                                              Sport Vertriebs GmbH)

(i)        Blanket Assignments                                Univega Worldwide Licence GmbH
                                                              NW Sportgerate Vertriebs GmbH

(j)        German Law Pledges over the following shares:

           Derby Holding (Deutschland) GmbH                   The Derby Cycle Corporation

           (i)     Derby Fahrrader GmbH                       Derby Holding (Deutschland) GmbH
           (ii)    Raleigh Fahrrader GmbH
           (iii)   Derby WS Vermogensverwaltungs GmbH
           (iv)    Univega Beteilingungen GmbH
           (v)     Univega Worldwide Licence GmbH

           Derby Cycle Werke GmbH                             Raleigh Fahrrader GmbH

           Winora-Staiger GmbH                                Derby Vermogensverwaltungs
                                                              Gesellschaft GmbH

           (i)   Univega Bike & Sports Europe GmbH            Univega Beteiligungen GmbH
                 (formerly MS Sport Vertriebs GmbH)

           Document                                          Obligor Giving security
           --------                                          -----------------------


           (ii)   MS Sport AG

           Engelbert Wiener Bike-Parts GmbH                   Lyon Investments BV

           NW Sportgerate GmbH                                Derby Cycle Werke GmbH

           NW Sportgerate GmbH                                Derby Cycle Werke GmbH

           Curragh Finance Company (49%)                      NW Sportgerate GmbH

           Derby Holding (Deutschland) GmbH                   Derby Holding BV

8.         ENGLAND
           -------

(a)        English Debenture                                  Derby Holding Limited
           (global debenture for all English Obligors)        Raleigh Industries Limited
                                                              Raleigh International Limited
                                                              Derby Cycle Corporation Limited (formerly
                                                              Sturmey-Archer Limited)The British Cycle
                                                              Corporation Limited
                                                              BSA Cycles Limited
                                                              The Triumph Cycle Company Corporation
(b)        English Law Charge over Shares in the
           following Company:

           Derby Corporation Limited (formerly                The Derby Cycle Corporation
           Sturmey-Archer Limited) (66 2/3)

           Various                                            Raleigh (Services) Limited

9.         SWEDEN
           ------

(a)        Swedish Law Pledge over Shares in the
           following Company:

           Derby Sweden AB                                    The Derby Cycle Corporation

(b)        Derby Sweden AB                                    Floating Charge

(c)        Pledge over Trademarks                             Derby Sweden AB

THE DERBY CYCLE CORPORATION

By:


The Other Borrowers

RALEIGH INDUSTRIES LIMITED

By:


THE DERBY CYCLE CORPORATION LIMITED

By:


DERBY HOLDING (DEUTSCHLAND) GMBH

By:


KONINKLIJKE GAZELLE BV

By:


RALEIGH INDUSTRIES OF CANADA LIMITED

By:


RALEIGH EUROPE B.V.

By:


RALEIGH B.V.

By:


ENGLEBERT WIENER BIKE PARTS GMBH

By:

WINORA-STAIGER GMBH

By:


DERBY HOLDING LIMITED

By:


RALEIGH FAHRRADER GMBH

By:


DERBY CYCLE WERKE GMBH

By:


RALEIGH INTERNATIONAL LIMITED

By:


CURRAGH FINANCE COMPANY

By:


RALEIGH IRELAND LIMITED

By:

DERBY HOLDINGS BV

The Guarantors

DERBY HOLDING LIMITED

By:


RALEIGH INDUSTRIES LIMITED

By:

RALEIGH INTERNATIONAL LIMITED

By:

DERBY CYCLE CORPORATION LIMITED

By:


RALEIGH INDUSTRIES OF CANADA LIMITED

By:


DERBY CYCLE CORPORATION

By:


RALEIGH BV

By:


RALEIGH EUROPE BV

By:


KONINKLIJKE GAZELLE BV

By:


DERBY NEDERLAND BV

By:


DERBY HOLDING BV

By:

LYON INVESTMENTS BV

By:


DERBY HOLDING (DEUTSCHLAND) GMBH

By:


RALEIGH FAHRRADER GMBH

By:


NW SPORTGERATE GMBH

By:


DERBY CYCLE WERKE GMBH

By:


ENGLEBERT WIENER BIKE PARTS GMBH

By:


UNIVEGA WORLDWIDE LICENCE GMBH

By:


UNIVEGA BETEILIGUNGEN GMBH

By:


UNIVEGA BIKER & SPORTS EUROPE GmbH
(formerly MS SPORT VERTRIEBS GMBH)

By:

DERBY FAHRRADER GMBH

By:


DERBY WS VERMOGENSWERWALTUNGS GMBH

By:


WINORA-STAIGER GMBH

By:


CURRAGH FINANCE COMPANY

By:


RALEIGH IRELAND LIMITED

By:


INTER-DERBY GROUP FINANCE B.V.

By:


TRIUMPH CYCLE CO. LIMITED

By:

BIKESHOP.COM, INC.

By:


DERBY SWEDEN AB

By:


RALEIGH (SERVICES) LIMITED

By:


The Original Banks

THE CHASE MANHATTAN BANK

By:


ABN AMRO BANK N.V.

By:


SCOTIABANK EUROPE PLC

By:


DRESDNER BANK AG, GRAND CAYMAN BRANCH

By:


BANK OF SCOTLAND

By:

HSBC BANK

By:



LLOYDS TSB BANK PLC

By:


THE SUMITOMO BANK, LIMITED

By:


BHF - BANK AG

By:


THE INDUSTRIAL BANK OF JAPAN, LIMITED

By:


SAN PAOLO IMI SPA

By:


KBC BANK (NEDERLAND) N.V.

By:


BNP PARIBAS

By:


THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:

OLDENBURGISCHE LANDESBANK AG

By:


THE BANK OF NOVA SCOTIA

By:


The Additional Banks

THE CHASE MANHATTAN BANK

By:


HSBC BANK PLC

By:


LLOYDS TSB BANK PLC

By:


KBC BANK (NEDERLAND) N.V.

By:


ABN AMRO BANK N.V.

By:


BNP PARIBAS

By:

The Facility Agent

CHASE MANHATTAN INTERNATIONAL LIMITED

By:

The Security Agent

CHASE MANHATTAN INTERNATIONAL LIMITED

By:


The Arranger

CHASE MANHATTAN plc

By: